SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Fidelity Advisor Series I, Fidelity Advisor Series VII, Fidelity Advisor Series VIII, Fidelity Capital Trust, Fidelity Commonwealth Trust, Fidelity Commonwealth Trust II, Fidelity Concord Street Trust, Fidelity Contrafund, Fidelity Covington Trust, Fidelity Destiny Portfolios, Fidelity Devonshire Trust, Fidelity Financial Trust, Fidelity Hastings Street Trust, Fidelity Investment Trust, Fidelity Magellan Fund, Fidelity Mt. Vernon Street Trust, Fidelity Puritan Trust, Fidelity Securities Fund, Fidelity Select Portfolios, Fidelity Summer Street Trust, and Fidelity Trend Fund

(Name of Registrant as Specified In Its Charter)

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IMPORTANT

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

FIDELITY ADVISOR SERIES I

FIDELITY ADVISOR SERIES VII

FIDELITY ADVISOR SERIES VIII

FIDELITY CAPITAL TRUST

FIDELITY COMMONWEALTH TRUST

FIDELITY COMMONWEALTH TRUST II

FIDELITY CONCORD STREET TRUST

FIDELITY CONTRAFUND

FIDELITY COVINGTON TRUST

FIDELITY DESTINY PORTFOLIOS

FIDELITY DEVONSHIRE TRUST

FIDELITY FINANCIAL TRUST

FIDELITY HASTINGS STREET TRUST

FIDELITY INVESTMENT TRUST

FIDELITY MAGELLAN FUND

FIDELITY MT. VERNON STREET TRUST

FIDELITY PURITAN TRUST

FIDELITY SECURITIES FUND

FIDELITY SELECT PORTFOLIOS

FIDELITY SUMMER STREET TRUST

FIDELITY TREND FUND

Dear Shareholder:

A special meeting of shareholders of the Fidelity® funds mentioned above will be held on June 9, 2020. The purpose of the meeting is to provide you with the opportunity to vote on important proposals that affects the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposals and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Each of the proposals has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that four of these proposals are in the best interests of shareholders – the proposal to elect a Board of Trustees, the proposals to convert fundamental investment policies to non-fundamental for certain funds, and the proposal to modify the fundamental investment policy and concentration policy for Fidelity Advisor® Semiconductors Fund. They recommend that you vote for these proposals. They recommend that you vote against the proposals submitted by shareholders of certain funds.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. To cast your vote, you may:

•	Vote your shares by visiting the web site indicated on your proxy card(s), enter the control number found on the card(s) and follow the on-line instructions,

OR

•	Vote your shares by calling the toll-free number indicated on your proxy card(s), enter the control number found on the card(s) and follow the recorded instructions,

OR

•	If you have received a paper copy of the proxy card, vote your shares by completing the proxy card(s) and returning the signed card(s) in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity using the contact information applicable to your funds located in the table in the enclosed Q&A. We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

James C. Curvey

Chairman

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You are being asked to vote on the following proposals:

1.	To elect a Board of Trustees.

2.	For shareholders of certain funds, to convert a fundamental investment policy to non-fundamental.

3.	For shareholders of Fidelity Advisor® Semiconductors Fund, to modify the fund’s fundamental investment policy.

4.	For shareholders of Fidelity Advisor® Semiconductors Fund, to modify the fund’s fundamental concentration policy.

5.	For certain funds, a shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity. Certain shareholders of the above-referenced funds (for purposes of Proposal 5, each a “Fund”) have advised the Funds that they intend to present the shareholder proposal at the Meeting. For the reasons set forth after the proposal, the Board of Trustees recommends a vote “Against” the proposal.

6.	For shareholders of Fidelity® Overseas Fund and Fidelity® Telecom and Utilities Fund, a shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity. Certain shareholders of Fidelity® Overseas Fund and Fidelity® Telecom and Utilities Fund have advised the Funds that they intend to present the shareholder proposal at the Meeting. For the reasons set forth after the proposal, the Board of Trustees recommends a vote “Against” the proposal.

1. To elect a Board of Trustees.

What role does the Board play?

The Trustees serve as representatives of the funds’ shareholders. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including consideration of policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

2. For shareholders of certain funds, to convert a fundamental investment policy to non-fundamental.

Why am I being asked to convert a fundamental investment policy to non-fundamental?

When a policy is fundamental, it requires both board and shareholder approval to change. A non-fundamental policy can be changed by board vote alone.

When a policy can only be changed with shareholder approval, it is difficult and costly for a fund to update and revise its policy, if needed, when market conditions change. Converting to non-fundamental provides greater flexibility to react to market changes in a timely and cost-effective manner.

Will the change from fundamental to non-fundamental change how the funds are managed?

No, there are no plans to change the way any fund is currently managed.

The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

3. For shareholders of Fidelity Advisor Semiconductors Fund, to modify the fund’s fundamental investment policy.

Why am I being asked to approve the modification of the fundamental investment policy?

Fidelity Advisor Semiconductors Fund currently has a fundamental investment policy of investing in companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors.

However, as the fund’s name suggests, it invests primarily in companies engaged the design manufacture, or sale of semiconductors and semiconductor equipment. Shareholder approval is required to modify the policy in order to reflect semiconductors instead of electronics. The change will not impact the way the fund is managed.

The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

4. For shareholders of Fidelity Advisor Semiconductors Fund, to modify the fund’s fundamental concentration policy.

Why am I being asked to modify the fundamental concentration policy?

Fidelity Advisor Semiconductors Fund currently has a fundamental concentration policy that uses generic language. However, as the fund’s name suggests, the fund concentrates in semiconductors and semiconductor industries. Shareholder approval is required to modify the policy to replace the generic language with “semiconductors industries”. The change will not impact the way the fund is managed.

The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

General Questions on the Proxy

Who is Computershare Limited?

Computershare Limited is a third party proxy vendor that had been hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting may adjourn to a future date. The trust attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is April 13, 2020.

How do I vote my shares?

You can vote your shares by visiting the web site indicated on your proxy card and following the on-line instructions. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote by completing and signing the enclosed proxy card(s) and mailing them in the enclosed postage-paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at the toll-free number on your proxy card or notice.

How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their names appear on the account registration shown on the card or form.

Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

1.9898164.100	EQ-PXL-0320

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be held on June 9, 2020

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.proxy-direct.com/fidelity

FIDELITY ADVISOR SERIES I

FIDELITY ADVISOR SERIES VII

FIDELITY ADVISOR SERIES VIII

FIDELITY CAPITAL TRUST

FIDELITY COMMONWEALTH TRUST

FIDELITY COMMONWEALTH TRUST II

FIDELITY CONCORD STREET TRUST

FIDELITY CONTRAFUND

FIDELITY COVINGTON TRUST

FIDELITY DESTINY PORTFOLIOS

FIDELITY DEVONSHIRE TRUST

FIDELITY FINANCIAL TRUST

FIDELITY HASTINGS STREET TRUST

FIDELITY INVESTMENT TRUST

FIDELITY MAGELLAN FUND

FIDELITY MT. VERNON STREET TRUST

FIDELITY PURITAN TRUST

FIDELITY SECURITIES FUND

FIDELITY SELECT PORTFOLIOS

FIDELITY SUMMER STREET TRUST

FIDELITY TREND FUND

245 Summer Street, Boston, Massachusetts 02210

1-800-544-8544 (Retail funds and/or classes)

1-800-FIDELITY (Fidelity ETFs)

1-800-596-3222 (Advisor classes)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above trusts:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the above-named trusts (the trusts) will be held at an office of the trusts, 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, next to Boston’s South Station) on June 9, 2020, at 8 a.m. Eastern Time (ET). Appendix A contains a list of the funds in the trusts (the funds).

The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To elect a Board of Trustees.

2.	For certain funds, to convert a fundamental investment policy to a non-fundamental investment policy.

3.	For Fidelity Advisor® Semiconductors Fund, to modify a fundamental investment policy.

4.	For Fidelity Advisor® Semiconductors Fund, to modify the fund’s fundamental concentration policy.

5.

For certain funds, a shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.

6.

For each of Fidelity® Overseas Fund and Fidelity® Telecom and Utilities Fund, a shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.

The Board of Trustees has fixed the close of business on April 13, 2020, as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,

CYNTHIA LO BESSETTE

Secretary

April 13, 2020

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Shareholders arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions that follow or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.

All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE

A.	1)	ABC Corp.	John Smith, Treasurer

	2)	ABC Corp.	John Smith, Treasurer

		c/o John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee

	2)	ABC Trust	Ann B. Collins, Trustee

	3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee

		u/t/d 12/28/78

C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft

		f/b/o Anthony B. Craft, Jr.

		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card or notice handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card or notice.

3.	Enter the number found in either the box on the front of your proxy card or on the proposal page(s) of your notice.

4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

FIDELITY ADVISOR SERIES I

FIDELITY ADVISOR SERIES VII

FIDELITY ADVISOR SERIES VIII

FIDELITY CAPITAL TRUST

FIDELITY COMMONWEALTH TRUST

FIDELITY COMMONWEALTH TRUST II

FIDELITY CONCORD STREET TRUST

FIDELITY CONTRAFUND

FIDELITY COVINGTON TRUST

FIDELITY DESTINY PORTFOLIOS

FIDELITY DEVONSHIRE TRUST

FIDELITY FINANCIAL TRUST

FIDELITY HASTINGS STREET TRUST

FIDELITY INVESTMENT TRUST

FIDELITY MAGELLAN FUND

FIDELITY MT. VERNON STREET TRUST

FIDELITY PURITAN TRUST

FIDELITY SECURITIES FUND

FIDELITY SELECT PORTFOLIOS

FIDELITY SUMMER STREET TRUST

FIDELITY TREND FUND

TO BE HELD ON JUNE 9, 2020

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the above-named trusts (the trusts) to be used at the Special Meeting of Shareholders and at any adjournments thereof (the Meeting), to be held on June 9, 2020 at 8 a.m. ET at 245 Summer Street, Boston, Massachusetts 02210, an office of the trusts. Appendix A contains a list of the funds in each trust (the funds).

The following table summarizes the proposals applicable to each fund:

Proposal#	Proposal Description	Applicable Fund	Page

1.	To elect a Board of Trustees.	All funds. See Appendix A for a list of funds in each trust.	3

2.	To convert a fundamental investment policy to a non-fundamental investment policy.	Funds listed in Appendix B.	7

3.	To modify a fundamental investment policy.	Fidelity Advisor® Semiconductors Fund.	8

4.	To modify the fund’s fundamental concentration policy.	Fidelity Advisor® Semiconductors Fund.	8

5.	A shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.	Fidelity® 500 Index Fund, Fidelity® Balanced Fund, Fidelity® Blue Chip Growth Fund, Fidelity® Capital & Income Fund, Fidelity® Capital Appreciation Fund, Fidelity® Contrafund®, Fidelity® Convertible Securities Fund, Fidelity® Diversified International Fund, Fidelity® Dividend Growth Fund, Fidelity® Equity Dividend Income Fund, Fidelity® Equity-Income Fund, Fidelity® Export and Multinational Fund, Fidelity® Growth & Income Portfolio, Fidelity® Growth Company Fund, Fidelity® Independence Fund, Fidelity® International Discovery Fund, Fidelity® International Index Fund, Fidelity® Leveraged Company Stock Fund and Fidelity® Low-Priced Stock Fund	9

6.	A shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.	Fidelity® Overseas Fund and Fidelity® Telecom and Utilities Fund	11

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of the Notice of Internet Availability of Proxy Materials and the distribution of this Proxy Statement and the accompanying proxy card on or about April 13, 2020. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trusts. In addition, Computershare Limited (Computershare) may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds in the trusts. The funds may also arrange to have votes recorded by telephone. Computershare may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is detailed in Appendix C.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted at the Meeting.

Some shareholders will not automatically receive a copy of this entire Proxy Statement in the mail, but will instead receive a notice that informs them of how to access all of the proxy materials on a publicly available website (commonly referred to as “notice and access”). Shareholders who receive such a notice will not be able to return the notice to have their vote recorded. However, they can access the proxy materials at www.proxydirect.com/fidelity to vote eligible shares or may use the instructions on the notice to request a paper or email copy of the proxy materials at no charge.

Unless otherwise indicated in Appendix A, (i) the expenses in connection with preparing this Proxy Statement, its enclosures, and all solicitations and (ii) the expenses associated with reimbursing brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares, will be borne by each fund.

For a fund whose management contract with Fidelity Management & Research Company LLC (FMR) obligates FMR to pay certain fund level expenses, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

Appendix A lists each fund’s auditor and fiscal year end. The principal business address of FMR, each fund’s investment adviser, is 245 Summer Street, Boston, Massachusetts 02210. Each fund’s sub-adviser(s) and each sub-adviser’s principal business address are included in Appendix D. The principal business address of Fidelity Distributors Company LLC, each fund’s principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by a trust, by the execution of a later-dated proxy, by a trust’s receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR Proposals 1, 2, 3, and 4 and AGAINST Proposals 5 and 6. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund’s Board of Trustees on all proposals.

With respect to Proposal 1, one-third of each trust’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. With respect to Proposals 2, 3, 4, 5, and 6, one-third of the impacted fund’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at a Meeting, or if a quorum is present at a Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. However, if sufficient votes to achieve quorum on Proposals 5 and 6 have not been received, the persons named as proxy agents may vote in favor of a proposed adjournment with respect to those items. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each fund and class, if applicable, issued and outstanding as of February 29, 2020 are indicated in Appendix E.

Information regarding record and/or beneficial ownership of each fund and class, as applicable, is included in Appendix F.

Certain shares are registered to FMR or an FMR affiliate. To the extent that FMR and/or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR Proposals 1, 2, 3, and 4 and AGAINST Proposals 5 and 6. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted. Certain funds and accounts that are managed by FMR or its affiliates (including funds of funds) invest in other funds and may at times have substantial investments in one or more funds. Although these funds generally intend to vote their shares of underlying funds using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund), they reserve the right, on a case-by-case basis, to vote in another manner, which may include voting all shares as recommended by the Board.

Shareholders of record at the close of business on April 13, 2020 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

We intend to hold the Meeting in person as set forth in this Proxy Statement. However, we are actively monitoring the coronavirus (COVID-19); we are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state, and local governments may impose. As a result, the date, time, location or means of conducting the Meeting may change. In the event of such a change, the funds will post an announcement online at www.proxy-direct.com/fidelity and file the announcement on the Securities and Exchange Commission’s (“SEC”) EDGAR system, among other steps, but may not deliver additional soliciting materials to shareholders or otherwise amend the funds’ proxy materials. Although no decision has been made, the funds may consider imposing additional procedures or limitations on Meeting attendees or conducting the Meeting as a “virtual” shareholder meeting through the internet or other electronic means in lieu of an in-person meeting, subject to any restrictions imposed by applicable law. Please monitor the website at www.proxy-direct.com/fidelity for updated information. If you are planning to attend the Meeting, please check the website one week prior to the Meeting date. As always, we encourage you to vote your shares prior to the Meeting.

For a free copy of each fund’s annual and/or semiannual reports, call Fidelity at 1-800-544-8544 (other than for Advisor classes), 1-800-FIDELITY (Fidelity ETFs), or 1-800-596-3222 (Advisor classes only), visit Fidelity’s web sites at www.fidelity.com or institutional.fidelity.com, or write to Fidelity Distributors Company LLC at 100 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the applicable trust voted in person or by proxy at the Meeting. Approval of Proposals 2, 3, and 4 requires the affirmative vote of a “majority of the outstanding voting securities” of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Approval of Proposals 5 and 6 requires the affirmative vote of a majority of the shares of the appropriate fund voted in person or by proxy at the Meeting. With respect to Proposals 2, 3, 4, 5, and 6 votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the Proposals. With respect to Proposal 1, votes to ABSTAIN and broker non-votes will have no effect.

PROPOSAL 1

TO ELECT A BOARD OF TRUSTEES

The purpose of this proposal is to elect a Board of Trustees of each trust. Pursuant to the provisions of the Trust Instrument of each trust, the Trustees have determined that the number of Trustees shall be fixed at 14. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy.

Appendix G shows the composition of the Board of Trustees of each trust and the length of service of each Trustee and member of the Advisory Board. Except for Bettina Doulton and Robert A. Lawrence, all nominees named below are currently Trustees or Advisory Board Members of the trusts and have served in that capacity continuously since originally elected or appointed. Certain nominees were previously elected by shareholders to serve as Trustees of certain trusts, while other nominees were initially appointed by the Trustees and have not yet been elected by shareholders of all trusts. With respect to the nominees not previously elected by shareholders of one or more trusts, the trusts’ Governance and Nominating Committee identified Donald F. Donahue, Garnett A. Smith, and Michael E. Wiley as candidates; a third-party search firm retained by the Independent Trustees identified Vicki L. Fuller, Patricia L. Kampling, and Susan Tomasky as candidates; and an executive officer of FMR identified Ms. Doulton and Mr. Lawrence as candidates. The Governance and Nominating Committee has recommended all Independent Trustee candidates.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected. A nominee shall be elected immediately upon shareholder approval, except that for Fidelity Advisor Series VIII, Fidelity Concord Street Trust, Fidelity Investment Trust, Fidelity Puritan Trust and Fidelity Securities Fund, the election of Ms. Doulton will be effective on or before January 1, 2021. For each such trust, the election of the nominees (excluding Ms. Doulton) will result in a board comprised of 14 Trustees, the maximum number permitted under the trust’s organizational documents. Accordingly, Ms. Doulton’s election will be effective once there is a vacancy on the board, which is currently expected to be January 1, 2021.

Except for Messrs. Lawrence and Wiley and Mses. Doulton, Fuller, Kampling, and Tomasky, each of the nominees currently oversees 301 Fidelity funds. Mr. Wiley currently oversees 199 Fidelity funds. If elected, each nominee will oversee 301 Fidelity funds upon effectiveness of their election with respect to all trusts.

James C. Curvey also currently serves as Trustee of each trust and Jonathan Chiel currently serves as trustee of Fidelity Advisor Series VIII, Fidelity Concord Street Trust, Fidelity Investment Trust, Fidelity Puritan Trust, and Fidelity Securities Fund. Mr. Chiel is not nominated for election by shareholders but will continue to serve as a Trustee of such trusts following the election. Mr. Chiel currently oversees 172 Fidelity funds. Mr. Curvey recently announced his retirement from the Board and, as a result, is not standing for reelection.

The nominees you are being asked to elect as Trustees of the funds are as follows:

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Mr. Lawrence currently serves as Chairman of the Board of Trustees of the Strategic Advisers Funds (14 funds). Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

*	Determined to be an “Interested Nominee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

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The information includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that the nominee should serve as a Trustee for each fund.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Vicki L. Fuller (1957)

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Previously, Ms. Fuller served as Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005) and Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes). Mr. Lacy currently serves as a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present), Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-Present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005) and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of the Board of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David M. Thomas (1949)

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present) and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Wiley served as Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley currently serves as a member of the Board of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018) and a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018).

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The information includes the nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that the nominee should serve as a Trustee for each fund.

As of February 29, 2020, the Trustees and nominees for election as Trustee and the officers of the trusts and each fund owned, in the aggregate, less than 1% of each fund’s outstanding shares.

During the period May 1, 2018 through February 29, 2020, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

Appendix H sets forth the number of Board meetings held during each fund’s last fiscal year.

For more information about the current Trustees who are not nominees in this Proxy Statement, refer to the section entitled “Trustees, Advisory Board Members, and Officers of the Funds.” For information about the funds’ Board structure and risk oversight function, and current standing committees of the funds’ Trustees, refer to the section entitled “Board Structure and Oversight Function and Standing Committees of the Funds’ Trustees.”

The dollar range of equity securities beneficially owned as of March 31, 2020 by each nominee and Trustee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee or Trustees is included in Appendix I.

Trustee compensation information for each fund covered by this Proxy Statement is included in Appendix J.

The Board of Trustees recommends that shareholders vote FOR Proposal 1.

PROPOSAL 2

TO CONVERT A FUNDAMENTAL INVESTMENT POLICY TO A NON-FUNDAMENTAL INVESTMENT POLICY

Each fund listed in Appendix B

The investment policy for each fund set forth in Appendix K (Policy) is “fundamental,” meaning that it may only be changed by a vote of shareholders of the fund. Each such Policy sets forth the fund’s investment objective and, in certain cases, related policy language. The Board of Trustees recommends that shareholders approve the proposal to make each Policy non-fundamental.

Because each fund’s Policy can only be changed with shareholder approval, it can be difficult, expensive and time consuming for a fund to revise its Policy in response to changes in the market. If approved, this change will allow the Board of Trustees to change each fund’s Policy without the delay and expense of a shareholder vote. If in the future, if the Board of Trustees approves a change to a fund’s Policy, shareholders would receive notice of such change and the fund’s prospectus would be updated accordingly. If this proposal is approved, shareholders will not have the right to vote on any future change to a fund’s Policy. Converting each Policy to non-fundamental would bring the funds in line with industry practice as well as with the practices of certain other Fidelity funds and could potentially avoid entirely, or reduce, future proxy costs and provide greater flexibility for evolution over time. There is no present intention to change the way in which any fund is currently managed if the proposal is approved.

In connection with this proposal, the Board of Trustees also recommends that shareholders approve changes to the Policy for each of Fidelity 500 Index Fund, Fidelity Flex® 500 Index Fund, and Fidelity® Magellan® Fund in order to remove non-standard and unnecessary language, as set forth in the chart below (~~strikethrough language~~ is to be deleted). These proposed changes are a streamlining measure and are not presently intended to affect how each fund is managed. For all other funds, the existing Policy as it appears in Appendix K would become a non-fundamental policy for the fund without the need for further revision.

Fidelity 500 Index Fund

Fidelity 500 Index Fund seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) performance of common stocks publicly traded in the United States.

~~The S&P 500 Index broadly represents the performance of common stocks publicly traded in the United States. In the future, the Adviser may, subject to shareholders’ approval and 30 days’ notice, select another index if that index is deemed more representative of the performance of U.S. common stocks.~~

Fidelity Flex® 500 Index Fund

Fidelity Flex 500 Index Fund seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) performance of common stocks publicly traded in the United States.

~~The S&P 500 Index broadly represents the performance of common stocks publicly traded in the United States. In the future, the Adviser may, subject to shareholders’ approval and 30 days’ notice, select another index if that index is deemed more representative of the performance of U.S. common stocks.~~

Fidelity® Magellan® Fund	Fidelity Magellan Fund seeks capital appreciation ~~through investments in securities of domestic, foreign, and multinational issuers. The fund normally invests primarily in common stock and securities convertible into common stock, but may also invest in other types of securities in seeking its objective. No more than 40% of the fund’s assets may be invested in companies operating exclusively in any one foreign country. No emphasis is placed on dividend income except when the Adviser believes this income will have a favorable influence on the market value of the security~~.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. If the conversion of the Policy from fundamental to non-fundamental is approved by a fund’s shareholders, the change (including the additional changes described above for Fidelity 500 Index Fund, Fidelity Flex 500 Index Fund, and Fidelity Magellan Fund) will take effect in conjunction with the fund’s next annual prospectus revision. If Proposal 2 is not approved by a fund’s shareholders, the Policy will remain a fundamental policy for that fund.

PROPOSAL 3

TO MODIFY A FUNDAMENTAL INVESTMENT POLICY

Fidelity Advisor Semiconductors Fund

The purpose of this proposal is to modify Fidelity Advisor Semiconductors Fund’s fundamental investment policy to reflect that it invests primarily in securities of companies engaged in the semiconductors industries, rather than companies engaged in the electronics industries more broadly. The changes to the fundamental investment policy will not affect how the fund is managed.

Fidelity Advisor Semiconductors Fund has a fundamental policy of investing primarily in companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors. Because this “invest primarily” policy is fundamental, it can only be changed by a vote of the fund’s shareholders.

The fund also has a narrower policy of investing primarily in companies engaged in the design, manufacture, or sale of semiconductors and semiconductor equipment. The policy is a non-fundamental policy that can be changed without a vote of the fund’s shareholders. The fund has a policy to invest at least 80% of its assets in securities of companies principally engaged in these activities. The fund’s 80% policy can be changed without a vote only upon 60 days’ prior notice to shareholders of the fund.

The narrower policy is consistent with the fund’s name, which was changed from Fidelity Advisor Electronics Fund to Fidelity Advisor Semiconductors Fund in October 2016 to better communicate the fund’s long-term investment focus and positioning in the marketplace. The electronics industry has evolved dramatically over the past few decades and the term “electronics” is a broad term that could apply to many companies in many different industries. In contrast, the term “semiconductors” more fully describes the fund’s investment focus on companies engaged in the design, manufacture or sale of semiconductors and related products and of semiconductor equipment.

The Board of Trustees recommends that shareholders approve a modification to the fund’s fundamental “invest primarily” policy to reflect the more narrow investment focus of the fund, as set forth in the chart below (bold language is to be added and ~~strikethrough language~~ is to be deleted). If the modification is approved, the fund’s fundamental “invest primarily” policy will match its current non-fundamental investment policy. As a result, the non-fundamental investment policy would no longer be necessary and would be removed.

Fidelity Advisor Semiconductors Fund	The fund has a policy of investing primarily in companies engaged in the design, manufacture, or sale of semiconductors and semiconductor equipment ~~electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors~~.

Conclusion. The Board of Trustees has concluded that the proposal will benefit Fidelity Advisor Semiconductors Fund and its shareholders. The Trustees recommend voting FOR the proposal. If the modification of the fundamental “invest primarily” policy is approved by shareholders, the change (including the removal of the non-fundamental policy described above) will take effect in conjunction with the fund’s next annual prospectus revision. If Proposal 3 is not approved by the fund’s shareholders, the fundamental “invest primarily” policy will remain unchanged, and the fund will continue to have a separate, narrower non-fundamental “invest primarily” policy. For Proposals 3 and 4, neither proposal is contingent on one another, meaning that a proposal will be implemented if approved by the fund’s shareholders, even if its shareholders have not also approved the other proposal.

PROPOSAL 4

TO MODIFY THE FUND’S FUNDAMENTAL CONCENTRATION POLICY

Fidelity Advisor Semiconductors Fund

The purpose of this proposal is to modify the industry concentration policy for Fidelity Advisor Semiconductors Fund to better reflect its investment focus. The 1940 Act requires funds to state a policy regarding concentration of investments in a particular industry, and to make the policy fundamental (changeable only by shareholder vote). The SEC has taken the position that a fund that invests more than 25% of its total assets in a particular industry is concentrating its investments.

Fidelity Advisor Semiconductors Fund has a fundamental concentration policy that refers generically to its investment strategy, while the concentration policies for other Fidelity sector funds cite specific industries. The Board of Trustees, including the Independent Trustees, has approved, and recommends that shareholders approve, proposed changes to the fund’s concentration policy to standardize the approach with that used by the other Fidelity sector funds.

As described above in Proposal 3, the fund is designed to offer targeted exposure to the securities of companies principally engaged in the design, manufacture, or sale of semiconductors and semiconductor equipment. By modifying the concentration policy as proposed, the fund’s concentration policy will specifically cite the fund’s name while providing flexibility in determining whether an issuer is principally engaged in activities related to the semiconductors industries. The proposed concentration policy would simply describe more explicitly how the fund already invests. There is no present intention to change the way in which the fund is currently managed or otherwise change its investment policies if the proposal is approved by the fund’s shareholders.

The proposed changes to the fund’s concentration policy are set forth in the chart below (bold language is to be added and ~~strikethrough language~~ is to be deleted). The fund’s concentration policy would continue to be subject to the “look through” and other interpretive disclosure included in the fund’s current statement of additional information.

Fidelity Advisor Semiconductors Fund	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the ~~business activities having the specific characteristics denoted by the fund~~ semiconductors industries.

Conclusion. The Board of Trustees has concluded that the proposal will benefit Fidelity Advisor Semiconductors Fund and its shareholders. The Trustees recommend voting FOR the proposal. If the modification to the fundamental concentration policy is approved by shareholders, the change will take effect in conjunction with the fund’s next annual prospectus revision. If the modification to the fundamental concentration policy is not approved by the fund’s shareholders, the existing concentration policy will remain in effect for the fund. For Proposals 3 and 4, neither proposal is contingent on one another, meaning that a proposal will be implemented if approved by the fund’s shareholders, even if its shareholders have not also approved the other proposal.

PROPOSAL 5

SHAREHOLDER PROPOSAL REQUESTING THAT THE BOARD OF TRUSTEES INSTITUTE PROCEDURES TO AVOID HOLDING INVESTMENTS IN COMPANIES THAT, IN MANAGEMENT’S JUDGMENT, SUBSTANTIALLY CONTRIBUTE TO GENOCIDE OR CRIMES AGAINST HUMANITY

Fidelity 500 Index Fund, Fidelity Balanced Fund, Fidelity Blue Chip Growth Fund, Fidelity Capital & Income Fund, Fidelity Capital Appreciation Fund, Fidelity® Contrafund®, Fidelity Convertible Securities Fund, Fidelity Diversified International Fund, Fidelity Dividend Growth Fund, Fidelity Equity Dividend Income Fund, Fidelity Equity-Income Fund, Fidelity Export and Multinational Fund, Fidelity Growth & Income Portfolio, Fidelity Growth Company Fund, Fidelity Independence Fund, Fidelity International Discovery Fund, Fidelity International Index Fund, Fidelity Leveraged Company Stock Fund and Fidelity Low-Priced Stock Fund

Certain shareholders of above listed funds (for purposes of Proposal 5 only, each a “Fund”) have advised the Funds that they intend to present the following shareholder proposal at the Meeting. For the reasons set forth after the proposal, the Board of Trustees recommends a vote “AGAINST” the proposal. No Fund is responsible for the contents of the proposal or the supporting statements. A Fund will provide the names, addresses, and shareholdings (to the Fund’s knowledge) of the proponents of a shareholder proposal upon written request sent to the Secretary of the Fund, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210, or by calling 1-617-563-9021.

Proposal

WHEREAS, we believe that:

1. Investors do not want their investments to help fund genocide.

a) While reasonable people may disagree about socially responsible investing, few want their investments to help fund genocide.

b) KRC Research’s 2010 study showed that 88% of respondents want their mutual funds to be genocide-free.

c) Millions of Fidelity investors have voted for genocide-free investing proposals, submitted by supporters of Investors Against Genocide, despite active management opposition. As many as 29% of Fidelity shareholders voted in favor in 2013 and 31% in 2008.

d) In 2012, a genocide-free investing proposal at an ING mutual fund passed decisively, 59.8% to 10.7% with 29.5% abstaining.

2. The example of PetroChina shows that current policies do not adequately support genocide-free investing because Fidelity and the funds it manages:

a) Are large and long-term investors in PetroChina. PetroChina, through its controlling shareholder, China National Petroleum Company, is Sudan’s largest business partner, thereby helping fund ongoing government-sponsored genocide and crimes against humanity.

b) Unnecessarily expose shareholders to the significant financial, operational and reputational risks of the China National Petroleum group’s operations in areas affected by genocide and mass atrocities.

c) Actively opposed earlier shareholder requests for genocide-free investing.

d) Continued to buy shares of problem companies even after becoming aware of the investments’ connection to genocide in the Darfur region of Sudan.

e) Claimed to have a policy addressing extreme human rights issues, but has taken no action to avoid problem investments.

f) Made investments in PetroChina that, while legal, are inconsistent with U.S. sanctions explicitly prohibiting transactions relating to Sudan’s petroleum industry.

3. Individuals, through ownership of shares of Fidelity funds, may inadvertently invest in companies that help support genocide. With no policy to prevent these investments, Fidelity may at any time add or increase holdings in problem companies.

4. No sound reasons prevent having a genocide-free investing policy because:

a) Ample alternative investments exist.

b) Avoiding problem companies need not have a significant effect on investment performance, as shown in Gary Brinson’s classic asset allocation study.

c) Only a handful of Fidelity’s U.S. funds would be affected, because most of Fidelity’s holdings of problem companies such as PetroChina are by Fidelity funds sold outside the U.S.

d) Appropriate disclosure can address any legal concerns regarding the exclusion of problem companies.

e) Management can easily obtain independent assessments to identify companies connected to genocide.

f) Other large financial firms such as T. Rowe Price and TIAA-CREF have avoided investments connected to genocide by divesting problem companies such as PetroChina.

5. Investor action can influence foreign governments, as in South Africa. Similar action on Talisman Energy helped end the conflict in South Sudan.

RESOLVED

Shareholders request that the Board institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

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Statement of Opposition

The Fidelity Equity and High Income Board of Trustees recommends that you vote AGAINST this proposal.

Fidelity, as investment adviser to the Funds, seeks to achieve the best investment results for each Fund consistent with the stated investment policies of the relevant Fund. In doing so, Fidelity is obligated to limit such Fund’s investments to holdings that are lawful under the laws of the United States. The Fidelity Equity and High Income Board of Trustees has procedures in place to review fund performance as investment adviser to the Funds, including each Fund’s compliance with all applicable laws.

Fidelity is committed to complying fully with applicable law, including any investment sanctions that the United States government might enact.

The Fidelity Equity and High Income Board of Trustees recognizes and respects that investors, including those investing in the Funds, have other investment opportunities open to them should they wish to avoid investments in certain companies or countries. Shareholders of the Funds, however, choose to invest based on the specific stated investment policies of the relevant fund. If adopted, this proposal would limit investments by the Funds that would be lawful under the laws of the United States. For this reason, the Board of Trustees recommends that you vote AGAINST this proposal.

PROPOSAL 6

SHAREHOLDER PROPOSAL REQUESTING THAT THE BOARD OF TRUSTEES INSTITUTE PROCEDURES TO AVOID HOLDING INVESTMENTS IN COMPANIES THAT, IN MANAGEMENT’S JUDGMENT, SUBSTANTIALLY CONTRIBUTE TO GENOCIDE OR CRIMES AGAINST HUMANITY

Fidelity Overseas Fund and Fidelity Telecom and Utilities Fund

Certain shareholders of the Fidelity Overseas Fund and Fidelity Telecom and Utilities Fund (for purposes of Proposal 6 only, each a “Fund”) have advised the Funds that they intend to present the following shareholder proposal at the Meeting. For the reasons set forth after the proposal, the Board of Trustees recommends a vote “AGAINST” the proposal. No Fund is responsible for the contents of the proposal or the supporting statements. A Fund will provide the names, addresses, and shareholdings (to the Fund’s knowledge) of the proponents of a shareholder proposal upon written request sent to the Secretary of the Fund, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210, or by calling 1-617-563-9021.

Proposal

WHEREAS

We believe that:

1. While reasonable people may disagree about socially responsible investing, few want their investments to help fund genocide. KRC Research’s 2010 study showed 88% of respondents want their mutual funds to be genocide-free.

2. Millions of Fidelity investors voted for genocide-free investing proposals, submitted by supporters of Investors Against Genocide. Details on genocide-free investing are available at http://bit.ly/2AiqPWD.

3. Fidelity has opposed genocide-free investing since the issue was raised in 2006.

4. Genocide-free investing is consistent with the company’s values. Notably, Fidelity:

a) Signed the UN Principles for Responsible Investment in 2017, agreeing to incorporate social issues into investment decision-making processes and “better align investors with broader objectives of society.”

b) Published its “Commitment to responsible investing.”

c) States that “by investing in companies which operate with high standards of corporate responsibility we can protect and enhance investment returns for our clients.”

d) Claims a “rigorous bottom-up research process” that provides an “in-depth understanding of Environmental, Social and Governance (ESG) issues at a company.”

e) Boasts it is “continually striving for enhanced ESG policies and integration into our investment process.”

5. Examples demonstrate that Fidelity’s policies inadequately support genocide-free investing because Fidelity and funds it manages:

a) Have for many years been large holders of both PetroChina and Sinopec. PetroChina’s controlling parent, CNPC, is Sudan’s largest oil partner, thereby helping fund genocide there. CNPC/PetroChina also partners with Syria. Sinopec, another oil company, also operates in both countries.

b) Claim to have a policy addressing extreme human rights issues, but have taken no action to avoid problem investments.

6. Individuals, by owning Fidelity funds, may inadvertently invest in companies that help support genocide. With no policy to prevent these investments, Fidelity may at any time increase holdings in problem companies.

7. Fidelity can implement a genocide-free investing policy because:

a) Ample alternative investments exist.

b) Avoiding problem companies need not significantly affect investment performance, as shown in Gary Brinson’s classic asset allocation study.

c) Appropriate disclosure can address any legal concerns regarding exclusion of problem companies, even in index funds that sample rather than replicate their index.

d) Management can easily obtain independent assessments to identify companies connected to genocide.

e) Other large financial firms (including T. Rowe Price and TIAA) have policies to avoid such investments.

f) Procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

g) In the rare case that the company believes it cannot avoid an investment tied to genocide, it can prominently disclose the issue to shareholders.

h) Only a handful of Fidelity’s U.S. funds would be affected, because most of Fidelity’s holdings of problem companies such as PetroChina are by Fidelity funds sold outside the U.S.

RESOLVED

Shareholders request that the Board institute transparent procedures to avoid holding or recommending investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

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Statement of Opposition

The Fidelity Equity and High Income Board of Trustees recommends that you vote AGAINST this proposal.

Fidelity, as investment adviser to the Funds, seeks to achieve the best investment results for each Fund consistent with the stated investment policies of the relevant Fund. In doing so, Fidelity is obligated to limit such Fund’s investments to holdings that are lawful under the laws of the United States. The Fidelity Equity and High Income Board of Trustees has procedures in place to review fund performance as investment adviser to the Funds, including each Fund’s compliance with all applicable laws.

Fidelity is committed to complying fully with applicable law, including any investment sanctions that the United States government might enact.

The Fidelity Equity and High Income Board of Trustees recognizes and respects that investors, including those investing in the Funds, have other investment opportunities open to them should they wish to avoid investments in certain companies or countries. Shareholders of the Funds, however, choose to invest based on the specific stated investment policies of the relevant fund. If adopted, this proposal would limit investments by the Funds that would be lawful under the laws of the United States. For this reason, the Board of Trustees recommends that you vote AGAINST this proposal.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

TRUSTEES, ADVISORY BOARD MEMBERS, AND

OFFICERS OF THE FUNDS

Appendix G shows the composition of the Board of Trustees of each trust and the Advisory Board Members, if any, of each trust. The officers of the funds include: Elizabeth Paige Baumann, Craig S. Brown, John J. Burke III, William C. Coffey, Timothy M. Cohen, Jonathan Davis, Laura M. Del Prato, Colm A. Hogan, Pamela R. Holding, Cynthia Lo Bessette, Chris Maher, Kenneth B. Robins, Stacie M. Smith, Marc L. Spector, and Jim Wegmann. Additional information about Messrs. Dirks, Donahue, Lacy, Lautenbach, Mauriello, Smith, Thomas, and Wiley and Mses. Fuller, Kampling, Small, and Tomasky can be found in Proposal 1. Additional information about Messrs. Chiel and Curvey, Peter S. Lynch, and the officers of the funds can be found in the following table.

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

*	Determined to be an “Interested Trustee” by virtue of, among other things, his affiliation with the trusts or various entities under common control with FMR.

+

The information includes the Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee’s qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

The officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each officer and Mr. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Name, Year of Birth; Principal Occupation

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer – Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Name, Year of Birth; Principal Occupation

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND

STANDING COMMITTEES OF THE FUNDS’ TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The funds do not hold annual meetings and therefore do not have a policy with regard to Trustees’ attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

Mr. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Messrs. Lautenbach and Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds’ Board oversees Fidelity’s high income and certain equity funds, and other Boards oversee Fidelity’s investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds’ Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the funds, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds’ activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds’ exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the funds’ activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds’ Chief Compliance Officer (CCO), the adviser’s internal auditor, the independent accountants, the funds’ Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of Fidelity’s risk management program for the Fidelity® funds.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has 11 standing committees. The members of each committee are Independent Trustees. Advisory Board Members may be invited to attend meetings of the committees. See Appendix H for the number of meetings each standing committee held during each fund’s last fiscal year.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair and Mr. Thomas serving as Vice Chair. Mr. Wiley also serves as Vice Chair (for trusts for which he serves as trustee). The committee serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders and significant litigation. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR.

The Fair Value Oversight Committee is composed of Messrs. Donahue (Chair), Dirks, Mauriello, and Thomas, and Ms. Small. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee also reviews actions taken by FMR’s Fair Value Committee.

The Board of Trustees has established two Fund Oversight Committees: the Equity I Committee (composed of Ms. Small (Chair), and Messrs. Dirks, Donahue, Lacy, and Wiley (for trusts for which he serves as trustee)) and the Equity II Committee (composed of Messrs. Thomas (Chair), Lautenbach, Mauriello, and Smith). Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund’s investment results. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee’s review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group’s deliberations.

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Dirks (Chair), Thomas, and Wiley (for trusts for which he serves as trustee), and Ms. Small. Regarding shareholder services, the committee considers the structure and amount of the funds’ transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the funds by FMR and its affiliates, including pricing and bookkeeping services. The committee monitors and recommends policies concerning the securities transactions of the funds, including brokerage. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of fund shares. The committee also monitors brokerage and other similar relationships between the funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finder’s fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the funds, policies and procedures regarding frequent purchase of fund shares, and selective disclosure of portfolio holdings.

The Audit Committee is composed of Messrs. Mauriello (Chair), Donahue, Lacy, and Wiley (for trusts for which he serves as trustee). All committee members must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one committee member will be an “audit committee financial expert” as defined by the SEC. The committee will have at least one committee member in common with the Compliance Committee. The committee meets separately at least annually with the funds’ Treasurer, with the funds’ Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, and with the funds’ outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds’ service providers, (to the extent such controls impact the funds’ financial statements); (ii) the funds’ auditors and the annual audits of the funds’ financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. The committee is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund’s financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds’ service providers’ internal controls and reviews the adequacy and effectiveness of the service providers’ accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds’ ability to record, process, summarize, and report financial data; (ii) any change in the fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund’s internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds’ or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds’ financial statements or accounting policies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chairs of other committees, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds’ financial reporting process, will discuss with FMR , the funds’ Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds’ Treasurer, outside auditor, and internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds’ financial statements. The committee will review periodically the funds’ major internal controls exposures and the steps that have been taken to monitor and control such exposures.

The Governance and Nominating Committee is composed of Messrs. Lautenbach (Chair), Dirks, Thomas, and Wiley (for trusts for which he serves as trustee). With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance, and other developments in mutual fund governance. The committee reports regularly to the Independent Trustees with respect to these activities. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and of each committee and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds’ or the Board of Trustees’ policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee’s scope of responsibilities, and may retain, at the funds’ expense, such independent counsel or other advisers as it deems necessary. The committee will consider Independent Trustee candidates to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with FMR, any sub-adviser, or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds’ complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. A current copy of the Governance and Nominating Committee Charter is attached as Exhibit 1.

The Compliance Committee is composed of Messrs. Lacy (Chair), Lautenbach, Mauriello, and Smith, and Ms. Small. The committee oversees the administration and operation of the compliance policies and procedures of the funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a CCO of the funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds’ compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that would otherwise be subject to periodic reporting or that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports.

The Proxy Committee is composed of Messrs. Smith (Chair), Dirks, and Thomas, and Ms. Small. The committee reviews the fund’s proxy voting policies, considers changes to the policies, and reviews the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between FMR and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund’s annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR’s recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board.

The Research Committee is composed of Messrs. Lacy (Chair), Thomas, and Wiley (for trusts for which he serves as trustee), and Ms. Small. The Committee’s purpose is to assess the quality of the investment research available to FMR’s investment professionals. As such, the Committee reviews information pertaining to the sources of such research, the categories of research, the manner in which the funds bear the cost of research, and FMR’s internal research capabilities, including performance metrics, interactions between FMR portfolio managers and research analysts, and the professional quality of analysts in research careers. Where necessary, the Committee recommends actions with respect to various reports providing information on FMR’s research function.

The Sector and ETF Committee is composed of Messrs. Wiley, Donahue, and Smith, with Mr. Wiley currently serving as the Chair. The committee assists the Board in acting independently of Fidelity by receiving and considering information related to Fidelity’s sector funds (Sector Funds) and exchange-traded funds (ETFs), and recommends any appropriate policy changes. The committee also considers the services provided to the Sector Funds and ETFs by third-parties and non-investment management services provided to the Sector Funds and ETFs by Fidelity and its affiliates as well as issues bearing on the various distribution channels employed by the Sector Funds and ETFs. In particular, the committee will: (i) receive information on sales and redemptions of shares of the ETFs via creation units; (ii) receive updates on any sub-advisers engaged to manage assets of the ETFs; (iii) receive information on index providers to the Sector Funds and ETFs; and (iv) consider issues bearing on the business platform of the Sector Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) or Deloitte & Touche LLP (Deloitte), the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, Deloitte Entities), has been selected as the independent registered public accounting firm for each fund, as indicated in Appendix A. PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, have confirmed to the Audit Committee of each trust, as applicable, that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firms audit annual financial statements for the funds and provide other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Each trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

Each trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds (Fund Service Providers) that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) are reported to the Audit Committee on a periodic basis.

Each trust’s Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

Appendix L presents fees billed by PwC and Deloitte Entities in each of the last two fiscal years for services rendered to the funds.

Appendix M presents fees billed by PwC and Deloitte Entities that were required to be approved by each trust’s Audit Committee for services that relate directly to the operations and financial reporting of the funds and that are rendered on behalf of Fund Service Providers.

Appendix N presents the aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds.

There were no non-audit services approved or required to be approved by the trusts’ Audit Committee pursuant to the de minimis exception during the funds’ last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trusts do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND

VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trusts, in care of Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, Massachusetts 02210, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

EQUITY AND HIGH INCOME FUNDS

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

A. Background

The investment companies managed or administered by Fidelity Management & Research Company or its affiliates (collectively, “Fidelity”) comprising the Equity and High Income Funds of the Fidelity Funds are referred to as the “Funds”; the Boards of Trustees of the Funds are referred to collectively as the “Board of Trustees” and the members are referred to as the “Trustees”; Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the “Independent Trustees”; and other Trustees are referred to as the “Management Trustees.” The Board of Trustees, including at least a majority of the Independent Trustees, has adopted this Charter, which may from time to time be amended or supplemented by vote of the Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee. The Governance and Nominating Committee is referred to herein as the “Committee.”

B. Purposes of the Committee

The purposes of the Committee are as follows:

(1) To identify individuals qualified to serve as Independent Trustees.

(2) To advise the Board of Trustees with respect to Board composition, procedures and committees.

(3) To oversee periodic self-assessments of the Board of Trustees and committees of the Board of Directors.

(4) To monitor corporate governance matters and make recommendations in respect thereof to the Board of Trustees.

(5) To act as the administrative committee with respect to Board of Trustees policies and procedures, committee policies and procedures and codes of ethics as they relate to Independent Directors.

(6) To review and make recommendations to the Board of Directors in respect of Independent Director compensation.

C. Composition of the Committee

All members of the Committee will be Independent Trustees. The members and the Chair of the Committee will be determined annually by vote of the Independent Trustees, upon the recommendation of the Committee. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee. Advisory Board members, if any, may be invited to attend meetings of the Committee.

D. Chair; Functions of the Chair

An Independent Trustee will act as Chair of the Committee (the “Chair”). The Chair will have the following responsibilities:

(1) The Chair will preside at all meetings of the Committee. The Vice Chair, if any, or in such Vice Chair’s absence, any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair’s absence.

(2) The Chair will be responsible for reviewing and providing direction on meeting agendas.

(3) The Chair will coordinate with the chairs of other committees as appropriate.

(4) At meetings of the Operations Committee or the Board of Trustees the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

(5) The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

(6) The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

E. Meetings and Procedures of the Committee

(1) The Committee will normally meet each time the full Board meets, or more frequently as called by the Chair. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

(2) The Committee may determine its own rules of procedure, which shall be consistent with the Declaration of Trust or other charter document of the applicable Fund, the Bylaws of such Fund and this Charter.

(3) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of members required for approval at a meeting consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

(4) The Committee may request that any trustees, officers or employees of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

(5) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the applicable Fund.

F. Particular Actions of the Committee

(1) Governance Functions

(a) Periodically review Board and Committee procedures and Committee Charters.

(b) Periodically review Independent Trustee compensation and recommend any changes deemed by the Committee to be appropriate.

(c) Make recommendations on the frequency and structure of Board of Trustees meetings.

(d) Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

(e) Make recommendations as to the size and members, the chair, vice chair if any, alternate presiding members and alternate members of each standing or ad hoc Board Committee. The members and the chair of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee. It is anticipated that members and chairs of any Committee will be designated annually (other than the Chairs of the Operations Committee and the Governance and Nominating Committee), with membership periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

(f) Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

(g) Make recommendations on the requirements for, and means of, Board of Trustees orientation and training.

(h) Act as administrative committee under the Funds’ fee deferral plan for Independent Trustees.

(i) Monitor the performance of legal counsel employed by the Funds and the Independent Trustees and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and Fidelity. On behalf of the Independent Trustees, the Committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

(j) Be responsible for oversight of Independent Trustees administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

(k) Monitor compliance with, act as the administrator of, and make determinations in respect of (a) the provisions of the Code of Ethics applicable to the Independent Trustees, and (b) supplemental policies adopted by the Independent Trustees in respect of personal securities transactions of Independent Trustees.

(l) Monitor the functioning of the Board Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees.

(m) Monitor regulatory and other developments to determine whether to recommend modifications to the Committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The Committee will report regularly to the Independent Trustees with respect to these activities.

(n) Recommend that the Board establish such special or ad hoc Board Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee/director, to make such a recommendation at any time.

(o) Oversee the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function. In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees’ performance. The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds’ or the Board of Trustees’ policies, procedures and structures. This report may be written or oral.

(2) Nominating Functions

(a) Identification of Candidates

(i) Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

(ii) Periodically review the Independent Trustees’ Statement of Policy on Criteria for Selecting Independent Trustees (“Statement of Policy”), which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

(iii) Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be “disinterested” in terms of both the letter and spirit of the Investment Company Act.

(iv) Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. In accordance with the definition of “advisory board” in Section 2(a)(1) of the Investment Company Act of 1940, any Advisory Board shall be distinct from the Board of Trustees and shall serve such advisory functions as to investments and such other roles as may be designated by the Board of Trustees, but shall have no power to determine that any security or other investment shall be purchased or sold by any fund. In the discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person’s subsequent service as a Trustee.

(v) Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

G. Consultants; Investigations and Studies; Outside Advisers

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Funds’ expense, such independent counsel or other advisers as it deems necessary. The Committee may call upon the Funds’ independent accountants (with the concurrence of the Audit Committee) or other third parties for such fact-finding and analysis as may be appropriate in light of the objectives of this Charter.

H. Self-Assessment; Amendment of Charter

The Committee shall, on an annual basis, assess its performance. The Committee shall address such matters as the Committee considers relevant to its performance. The Committee shall report to the Board on an annual basis the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to a Fund’s or the Board’s policies or procedures. This report may be oral or written. The Committee may from time to time recommend to the Board such amendments to this Charter as the Committee determines to be necessary or appropriate.

APPENDIX A

List of trusts and funds, most recent fiscal year ends, and fund auditors.

TRUST/Fund	Auditor[1]	FYE
FIDELITY ADVISOR SERIES I

Fidelity Advisor Balanced Fund	Deloitte	8/31/19

Fidelity Advisor Dividend Growth Fund	PwC	11/30/19

Fidelity Advisor Equity Growth Fund	Deloitte	11/30/19

Fidelity Advisor Equity Income Fund	Deloitte	11/30/19

Fidelity Advisor Equity Value Fund	Deloitte	11/30/19

Fidelity Advisor Floating Rate High Income Fund	Deloitte	10/31/19

Fidelity Advisor Growth & Income Fund	Deloitte	11/30/19

Fidelity Advisor Growth Opportunities Fund	Deloitte	11/30/19

Fidelity Advisor High Income Advantage Fund	Deloitte	10/31/19

Fidelity Advisor Large Cap Fund	Deloitte	11/30/19

Fidelity Advisor Leveraged Company Stock Fund	PwC	7/31/19

Fidelity Advisor Mid Cap II Fund	Deloitte	12/31/19

Fidelity Advisor Series Equity Growth Fund	PwC	11/30/19

Fidelity Advisor Series Growth Opportunities Fund	Deloitte	11/30/19

Fidelity Advisor Series Small Cap Fund	PwC	11/30/19

Fidelity Advisor Small Cap Fund	PwC	11/30/19

Fidelity Advisor Stock Selector Mid Cap Fund	Deloitte	11/30/19

Fidelity Advisor Value Fund	Deloitte	10/31/19

Fidelity Advisor Value Strategies Fund	Deloitte	11/30/19

Fidelity Real Estate High Income Fund	PwC	11/30/19

FIDELITY ADVISOR SERIES VII

Fidelity Advisor Biotechnology Fund	Deloitte	7/31/19

Fidelity Advisor Communications Equipment Fund	Deloitte	7/31/19

Fidelity Advisor Consumer Discretionary Fund	Deloitte	7/31/19

Fidelity Advisor Energy Fund	Deloitte	7/31/19

Fidelity Advisor Financial Services Fund	Deloitte	7/31/19

Fidelity Advisor Global Real Estate Fund	Deloitte	7/31/19

Fidelity Advisor Health Care Fund	Deloitte	7/31/19

Fidelity Advisor Industrials Fund	Deloitte	7/31/19

Fidelity Advisor Real Estate Fund	Deloitte	7/31/19

Fidelity Advisor Semiconductors Fund	Deloitte	7/31/19

Fidelity Advisor Technology Fund	Deloitte	7/31/19

Fidelity Advisor Utilities Fund	Deloitte	7/31/19

FIDELITY ADVISOR SERIES VIII

Fidelity Advisor Diversified International Fund	PwC	10/31/19

Fidelity Advisor Emerging Asia Fund	PwC	10/31/19

Fidelity Advisor Emerging Markets Fund	Deloitte	10/31/19

Fidelity Advisor Global Capital Appreciation Fund	PwC	10/31/19

Fidelity Advisor Global Equity Income Fund	PwC	10/31/19

Fidelity Advisor International Capital Appreciation Fund	Deloitte	10/31/19

Fidelity Advisor Overseas Fund	PwC	10/31/19

Fidelity Advisor Value Leaders Fund	PwC	10/31/19

TRUST/Fund	Auditor[1]	FYE
FIDELITY CAPITAL TRUST

Fidelity Capital Appreciation Fund	PwC	10/31/19

Fidelity Disciplined Equity Fund	PwC	10/31/19

Fidelity Flex Small Cap Fund	Deloitte	10/31/19

Fidelity Focused Stock Fund	PwC	10/31/19

Fidelity Stock Selector All Cap Fund	Deloitte	9/30/19

Fidelity Stock Selector Small Cap Fund	Deloitte	10/31/19

Fidelity Value Fund	PwC	10/31/19

FIDELITY COMMONWEALTH TRUST

Fidelity® Nasdaq Composite Index® Tracking Stock	PwC	11/30/19

FIDELITY COMMONWEALTH TRUST II

Fidelity International Enhanced Index Fund	PwC	8/31/19

Fidelity Large Cap Core Enhanced Index Fund	PwC	8/31/19

Fidelity Large Cap Growth Enhanced Index Fund	PwC	8/31/19

Fidelity Large Cap Value Enhanced Index Fund	PwC	8/31/19

Fidelity Mid Cap Enhanced Index Fund	PwC	8/31/19

Fidelity Small Cap Enhanced Index Fund	PwC	2/29/20

FIDELITY CONCORD STREET TRUST

Fidelity 500 Index Fund[2]	PwC	2/29/20

Fidelity Event Driven Opportunities Fund	PwC	4/30/19

Fidelity Extended Market Index Fund[2]	PwC	2/29/20

Fidelity Flex 500 Index Fund	Deloitte	2/29/20

Fidelity Flex Large Cap Value II Fund	PwC	4/30/19

Fidelity Founders Fund	PwC	4/30/19

Fidelity International Index Fund[2]	PwC	2/29/20

Fidelity Large Cap Stock Fund	Deloitte	4/30/19

Fidelity Large Cap Stock K6 Fund	Deloitte	4/30/19

Fidelity Mid-Cap Stock Fund	Deloitte	4/30/19

Fidelity Mid-Cap Stock K6 Fund	PwC	4/30/19

Fidelity® Nasdaq Composite Index® Fund	Deloitte	11/30/19

Fidelity Series International Index Fund	Deloitte	10/31/19

Fidelity Series Small Cap Discovery Fund	Deloitte	4/30/19

Fidelity Series Total Market Index Fund	PwC	2/29/20

Fidelity Small Cap Discovery Fund	Deloitte	4/30/19

Fidelity Small Cap Stock Fund	Deloitte	4/30/19

Fidelity Small Cap Stock K6 Fund	Deloitte	4/30/19

Fidelity Total Market Index Fund[2]	PwC	2/29/20

Fidelity ZERO Extended Market Index Fund[2]	Deloitte	10/31/19

Fidelity ZERO International Index Fund[2]	Deloitte	10/31/19

Fidelity ZERO Large Cap Index Fund[2]	Deloitte	10/31/19

Fidelity ZERO Total Market Index Fund[2]	Deloitte	10/31/19

FIDELITY CONTRAFUND

Fidelity Advisor New Insights Fund	PwC	12/31/19

Fidelity Contrafund	PwC	12/31/19

Fidelity Contrafund K6	PwC	12/31/19

Fidelity Flex Opportunistic Insights Fund	PwC	12/31/19

Fidelity Series Opportunistic Insights Fund	PwC	12/31/19

TRUST/Fund	Auditor[1]	FYE
FIDELITY COVINGTON TRUST

Fidelity Dividend ETF for Rising Rates	PwC	7/31/19

Fidelity High Dividend ETF	PwC	7/31/19

Fidelity High Yield Factor ETF	PwC	8/31/19

Fidelity International High Dividend ETF	Deloitte	10/31/19

Fidelity International Value Factor ETF	Deloitte	10/31/19

Fidelity Low Volatility Factor ETF	PwC	7/31/19

Fidelity Momentum Factor ETF	PwC	7/31/19

Fidelity MSCI Communication Services Index ETF[2]	Deloitte	7/31/19

Fidelity MSCI Consumer Discretionary Index ETF[2]	Deloitte	7/31/19

Fidelity MSCI Consumer Staples Index ETF[2]	Deloitte	7/31/19

Fidelity MSCI Energy Index ETF[2]	Deloitte	7/31/19

Fidelity MSCI Financials Index ETF[2]	Deloitte	7/31/19

Fidelity MSCI Health Care Index ETF[2]	Deloitte	7/31/19

Fidelity MSCI Industrials Index ETF[2]	Deloitte	7/31/19

Fidelity MSCI Information Technology Index ETF[2]	Deloitte	7/31/19

Fidelity MSCI Materials Index ETF[2]	Deloitte	7/31/19

Fidelity MSCI Real Estate Index ETF[2]	Deloitte	7/31/19

Fidelity MSCI Utilities Index ETF[2]	Deloitte	7/31/19

Fidelity Quality Factor ETF	PwC	7/31/19

Fidelity Small-Mid Factor ETF	PwC	7/31/19

Fidelity Stocks for Inflation ETF	Deloitte	7/31/19

Fidelity Targeted Emerging Markets Factor ETF	Deloitte	10/31/19

Fidelity Targeted International Factor ETF	Deloitte	10/31/19

Fidelity Value Factor ETF	PwC	7/31/19

FIDELITY DESTINY PORTFOLIOS

Fidelity Advisor Capital Development Fund	Deloitte	9/30/19

Fidelity Advisor Diversified Stock Fund	Deloitte	9/30/19

FIDELITY DEVONSHIRE TRUST

Fidelity Equity-Income Fund	PwC	1/31/20

Fidelity Equity-Income K6 Fund	Deloitte	1/31/20

Fidelity Flex Mid Cap Value Fund	Deloitte	1/31/20

Fidelity Mid Cap Value Fund	PwC	1/31/20

Fidelity Mid Cap Value K6 Fund	Deloitte	1/31/20

Fidelity Series All-Sector Equity Fund	Deloitte	1/31/20

Fidelity Series Stock Selector Large Cap Value Fund	PwC	1/31/20

Fidelity Series Value Discovery Fund	Deloitte	1/31/20

Fidelity Stock Selector Large Cap Value Fund	PwC	1/31/20

FIDELITY FINANCIAL TRUST

Fidelity Convertible Securities Fund	PwC	11/30/19

Fidelity Equity Dividend Income Fund	PwC	11/30/19

Fidelity Independence Fund	PwC	11/30/19

FIDELITY HASTINGS STREET TRUST

Fidelity Fund	PwC	6/30/19

Fidelity Growth Discovery Fund	PwC	6/30/19

Fidelity Mega Cap Stock Fund	PwC	6/30/19

Fidelity Series Emerging Markets Debt Fund	PwC	12/31/19

Fidelity Series Large Cap Stock Fund	PwC	6/30/19

TRUST/Fund	Auditor[1]	FYE
FIDELITY INVESTMENT TRUST

Fidelity Canada Fund	PwC	10/31/19

Fidelity China Region Fund	PwC	10/31/19

Fidelity Diversified International Fund	Deloitte	10/31/19

Fidelity Diversified International K6 Fund	Deloitte	10/31/19

Fidelity Emerging Asia Fund	PwC	10/31/19

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	Deloitte	10/31/19

Fidelity Emerging Markets Discovery Fund	PwC	10/31/19

Fidelity Emerging Markets Fund	PwC	10/31/19

Fidelity Enduring Opportunities Fund	PwC	10/31/19

Fidelity Europe Fund	PwC	10/31/19

Fidelity Flex International Fund	Deloitte	10/31/19

Fidelity Global Commodity Stock Fund	PwC	10/31/19

Fidelity Global Equity Income Fund	Deloitte	10/31/19

Fidelity Infrastructure Fund	PwC	10/31/19

Fidelity International Capital Appreciation Fund	Deloitte	10/31/19

Fidelity International Capital Appreciation K6 Fund	Deloitte	10/31/19

Fidelity International Discovery Fund	PwC	10/31/19

Fidelity International Discovery K6 Fund	Deloitte	10/31/19

Fidelity International Growth Fund	PwC	10/31/19

Fidelity International Small Cap Fund	Deloitte	10/31/19

Fidelity International Small Cap Opportunities Fund	Deloitte	10/31/19

Fidelity International Value Fund	Deloitte	10/31/19

Fidelity Japan Fund	PwC	10/31/19

Fidelity Japan Smaller Companies Fund	PwC	10/31/19

Fidelity Latin America Fund	PwC	10/31/19

Fidelity Nordic Fund	PwC	10/31/19

Fidelity Overseas Fund	PwC	10/31/19

Fidelity Pacific Basin Fund	PwC	10/31/19

Fidelity SAI International SMA Completion Fund	Deloitte	10/31/19

Fidelity Series Canada Fund	PwC	10/31/19

Fidelity Series Emerging Markets Fund	Deloitte	10/31/19

Fidelity Series Emerging Markets Opportunities Fund	Deloitte	10/31/19

Fidelity Series International Growth Fund	PwC	10/31/19

Fidelity Series International Small Cap Fund	Deloitte	10/31/19

Fidelity Series International Value Fund	Deloitte	10/31/19

Fidelity Series Overseas Fund	Deloitte	10/31/19

Fidelity Total Emerging Markets Fund	PwC	10/31/19

Fidelity Total International Equity Fund	Deloitte	10/31/19

Fidelity Worldwide Fund	Deloitte	10/31/19

FIDELITY MAGELLAN FUND

Fidelity Magellan Fund	PwC	3/31/19

Fidelity Magellan K6 Fund	PwC	3/31/19

FIDELITY MT. VERNON STREET TRUST

Fidelity Flex Mid Cap Growth Fund	PwC	11/30/19

Fidelity Growth Company Fund	Deloitte	11/30/19

Fidelity Growth Company K6 Fund	Deloitte	11/30/19

Fidelity Growth Strategies Fund	PwC	11/30/19

Fidelity Growth Strategies K6 Fund	PwC	11/30/19

Fidelity® New Millennium Fund®	PwC	11/30/19

Fidelity Series Growth Company Fund	Deloitte	11/30/19

TRUST/Fund	Auditor[1]	FYE
FIDELITY PURITAN TRUST

Fidelity Balanced Fund	PwC	8/31/19

Fidelity Balanced K6 Fund	PwC	8/31/19

Fidelity Flex Intrinsic Opportunities Fund	Deloitte	7/31/19

Fidelity Low-Priced Stock Fund	PwC	7/31/19

Fidelity Low-Priced Stock K6 Fund	PwC	7/31/19

Fidelity® Puritan® Fund	PwC	8/31/19

Fidelity Puritan K6 Fund	PwC	8/31/19

Fidelity Series Intrinsic Opportunities Fund	Deloitte	7/31/19

Fidelity Value Discovery Fund	Deloitte	7/31/19

Fidelity Value Discovery K6 Fund	Deloitte	7/31/19

FIDELITY SECURITIES FUND

Fidelity Blue Chip Growth Fund	Deloitte	7/31/19

Fidelity Blue Chip Growth K6 Fund	Deloitte	7/31/19

Fidelity Blue Chip Value Fund	PwC	7/31/19

Fidelity Dividend Growth Fund	PwC	7/31/19

Fidelity Flex Large Cap Growth Fund	Deloitte	7/31/19

Fidelity Growth & Income Portfolio	PwC	7/31/19

Fidelity Leveraged Company Stock Fund	PwC	7/31/19

Fidelity OTC K6 Portfolio	Deloitte	7/31/19

Fidelity OTC Portfolio	Deloitte	7/31/19

Fidelity Real Estate Income Fund	Deloitte	7/31/19

Fidelity Series Blue Chip Growth Fund	Deloitte	7/31/19

Fidelity Series Real Estate Income Fund	Deloitte	7/31/19

Fidelity Series Small Cap Opportunities Fund	Deloitte	7/31/19

Fidelity Small Cap Growth Fund	PwC	7/31/19

Fidelity Small Cap Growth K6 Fund	PwC	7/31/19

Fidelity Small Cap Value Fund	PwC	7/31/19

FIDELITY SELECT PORTFOLIOS

Fidelity Flex Real Estate Fund	Deloitte	7/31/19

Fidelity International Real Estate Fund	Deloitte	7/31/19

Fidelity Real Estate Investment Portfolio	Deloitte	7/31/19

Fidelity Telecom and Utilities Fund	PwC	1/31/20

Select Air Transportation Portfolio	PwC	2/29/20

Select Automotive Portfolio	PwC	2/29/20

Select Banking Portfolio	PwC	2/29/20

Select Biotechnology Portfolio	PwC	2/29/20

Select Brokerage and Investment Management Portfolio	PwC	2/29/20

Select Chemicals Portfolio	PwC	2/29/20

Select Communication Services Portfolio	PwC	2/29/20

Select Communications Equipment Portfolio	PwC	2/29/20

Select Computers Portfolio	PwC	2/29/20

Select Construction and Housing Portfolio	PwC	2/29/20

Select Consumer Discretionary Portfolio	PwC	2/29/20

Select Consumer Finance Portfolio	PwC	2/29/20

Select Consumer Staples Portfolio	PwC	2/29/20

Select Defense and Aerospace Portfolio	PwC	2/29/20

Select Energy Portfolio	PwC	2/29/20

Select Energy Service Portfolio	PwC	2/29/20

TRUST/Fund	Auditor[1]	FYE
FIDELITY SELECT PORTFOLIOS

Select Environment and Alternative Energy Portfolio	PwC	2/29/20

Select Financial Services Portfolio	PwC	2/29/20

Select Gold Portfolio	PwC	2/29/20

Select Health Care Portfolio	PwC	2/29/20

Select Health Care Services Portfolio	PwC	2/29/20

Select Industrials Portfolio	PwC	2/29/20

Select Insurance Portfolio	PwC	2/29/20

Select IT Services Portfolio	PwC	2/29/20

Select Leisure Portfolio	PwC	2/29/20

Select Materials Portfolio	PwC	2/29/20

Select Medical Technology and Devices Portfolio	PwC	2/29/20

Select Natural Gas Portfolio	PwC	2/29/20

Select Natural Resources Portfolio	PwC	2/29/20

Select Pharmaceuticals Portfolio	PwC	2/29/20

Select Retailing Portfolio	PwC	2/29/20

Select Semiconductors Portfolio	PwC	2/29/20

Select Software and IT Services Portfolio	PwC	2/29/20

Select Technology Portfolio	PwC	2/29/20

Select Telecommunications Portfolio	PwC	2/29/20

Select Transportation Portfolio	PwC	2/29/20

Select Utilities Portfolio	PwC	2/29/20

Select Wireless Portfolio	PwC	2/29/20

FIDELITY SUMMER STREET TRUST

Fidelity Capital & Income Fund	PwC	4/30/19

Fidelity Export and Multinational Fund	PwC	8/31/19

Fidelity Focused High Income Fund	PwC	4/30/19

Fidelity Global High Income Fund	PwC	4/30/19

Fidelity High Income Fund	PwC	4/30/19

Fidelity New Markets Income Fund	PwC	12/31/19

Fidelity Series Floating Rate High Income Fund	Deloitte	9/30/19

Fidelity Series High Income Fund	Deloitte	4/30/19

Fidelity Short Duration High Income Fund	Deloitte	4/30/19

Fidelity U.S. Low Volatility Equity Fund	PwC	4/30/19

Fidelity Women’s Leadership Fund	Deloitte	4/30/19

FIDELITY TREND FUND

Fidelity Trend Fund	PwC	12/31/19

[1]	“PwC” refers to PricewaterhouseCoopers LLP and “Deloitte” refers to Deloitte & Touche LLP.
[2]	Expenses in connection with preparing this proxy statement and all solicitations will be borne by FMR.

APPENDIX B

Shareholders of each of the following funds will be voting on Proposal 2:

Fund

Fidelity 500 Index Fund

Fidelity Advisor Balanced Fund

Fidelity Advisor Capital Development

Fidelity Advisor Diversified International Fund

Fidelity Advisor Diversified Stock Fund

Fidelity Advisor Dividend Growth Fund

Fidelity Advisor Emerging Asia Fund

Fidelity Advisor Emerging Markets Fund

Fidelity Advisor Equity Growth Fund

Fidelity Advisor Equity Income Fund

Fidelity Advisor Equity Value Fund

Fidelity Advisor Floating Rate High Income Fund

Fidelity Advisor Global Capital Appreciation Fund

Fidelity Advisor Global Equity Income Fund

Fidelity Advisor Growth & Income Fund

Fidelity Advisor Growth Opportunities Fund

Fidelity Advisor High Income Advantage Fund

Fidelity Advisor International Capital Appreciation Fund

Fidelity Advisor Large Cap Fund

Fidelity Advisor Leveraged Company Stock Fund

Fidelity Advisor Mid Cap II Fund

Fidelity Advisor New Insights Fund

Fidelity Advisor Overseas Fund

Fidelity Advisor Series Equity Growth Fund

Fidelity Advisor Series Growth Opportunities Fund

Fidelity Advisor Series Small Cap Fund

Fidelity Advisor Small Cap Fund

Fidelity Advisor Stock Selector Mid Cap Fund

Fidelity Advisor Value Fund

Fidelity Advisor Value Leaders Fund

Fidelity Advisor Value Strategies Fund

Fidelity Balanced Fund

Fidelity Blue Chip Growth Fund

Fidelity Blue Chip Growth K6 Fund

Fidelity Blue Chip Value Fund

Fidelity Canada Fund

Fidelity Capital & Income Fund

Fidelity Capital Appreciation Fund

Fidelity China Region Fund

Fidelity Contrafund

Fidelity Contrafund K6

Fidelity Convertible Securities Fund

Fidelity Disciplined Equity Fund

Fidelity Diversified International Fund

Fidelity Diversified International K6 Fund

Fidelity Dividend Growth Fund

Fidelity Emerging Asia Fund

Fidelity Emerging Europe, Middle East, Africa Fund

Fidelity Emerging Markets Discovery Fund

Fidelity Emerging Markets Fund

Fidelity Equity Dividend Income Fund

Fidelity Equity-Income Fund

Fidelity Europe Fund

Fidelity Export and Multinational Fund

Fidelity Extended Market Index Fund

Fund

Fidelity Flex 500 Index Fund

Fidelity Flex International Fund

Fidelity Flex Intrinsic Opportunities Fund

Fidelity Flex Large Cap Growth Fund

Fidelity Flex Mid Cap Growth Fund

Fidelity Flex Mid Cap Value Fund

Fidelity Flex Opportunistic Insights Fund

Fidelity Flex Small Cap Fund

Fidelity Focused High Income Fund

Fidelity Focused Stock Fund

Fidelity Fund

Fidelity Global Commodity Stock Fund

Fidelity Global Equity Income Fund

Fidelity Global High Income Fund

Fidelity Growth & Income Portfolio

Fidelity Growth Company Fund

Fidelity Growth Discovery Fund

Fidelity Growth Strategies Fund

Fidelity Growth Strategies K6 Fund

Fidelity High Income Fund

Fidelity Independence Fund

Fidelity International Capital Appreciation Fund

Fidelity International Capital Appreciation K6 Fund

Fidelity International Discovery Fund

Fidelity International Growth Fund

Fidelity International Index Fund

Fidelity International Small Cap Fund

Fidelity International Small Cap Opportunities Fund

Fidelity International Value Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Large Cap Stock Fund

Fidelity Large Cap Stock K6 Fund

Fidelity Latin America Fund

Fidelity Leveraged Company Stock Fund

Fidelity Low-Priced Stock Fund

Fidelity Low-Priced Stock K6 Fund

Fidelity Magellan Fund

Fidelity Mega Cap Stock Fund

Fidelity Mid Cap Value Fund

Fidelity Mid Cap Value K6 Fund

Fidelity Mid-Cap Stock Fund

Fidelity® Nasdaq Composite Index® Fund

Fidelity New Markets Income Fund

Fidelity® New Millennium Fund®

Fidelity Nordic Fund

Fidelity OTC Portfolio

Fidelity Overseas Fund

Fidelity Pacific Basin Fund

Fidelity® Puritan® Fund

Fidelity Real Estate High Income Fund

Fidelity Real Estate Income Fund

Fidelity Series All-Sector Equity Fund

Fidelity Series Blue Chip Growth Fund

Fidelity Series Canada Fund

Fidelity Series Emerging Markets Debt Fund

Fidelity Series Emerging Markets Opportunities Fund

Fidelity Series Floating Rate High Income Fund

Fidelity Series Growth Company Fund

Fidelity Series High Income Fund

Fund

Fidelity Series International Growth Fund

Fidelity Series International Small Cap Fund

Fidelity Series International Value Fund

Fidelity Series Intrinsic Opportunities Fund

Fidelity Series Opportunistic Insights Fund

Fidelity Series Real Estate Income Fund

Fidelity Series Small Cap Discovery Fund

Fidelity Series Small Cap Opportunities Fund

Fidelity Series Stock Selector Large Cap Value Fund

Fidelity Series Value Discovery Fund

Fidelity Short Duration High Income Fund

Fidelity Small Cap Discovery Fund

Fidelity Small Cap Growth Fund

Fidelity Small Cap Growth K6 Fund

Fidelity Small Cap Stock Fund

Fidelity Small Cap Stock K6 Fund

Fidelity Small Cap Value Fund

Fidelity Stock Selector All Cap Fund

Fidelity Stock Selector Large Cap Value Fund

Fidelity Stock Selector Small Cap Fund

Fidelity Total Emerging Markets Fund

Fidelity Total International Equity Fund

Fidelity Total Market Index Fund

Fidelity Trend Fund

Fidelity Value Discovery Fund

Fidelity Value Discovery K6 Fund

Fidelity Value Fund

Fidelity Worldwide Fund

APPENDIX C

Estimated aggregate costs for services to be provided by Computershare to receive votes over the phone and to call and solicit votes are stated below.

TRUST/Fund	Estimated aggregate cost for Computershare to call and solicit votes	Estimated aggregate cost for Computershare to receive votes over the phone
FIDELITY ADVISOR SERIES I

Fidelity Advisor Balanced Fund	$7,766	$1,296

Fidelity Advisor Dividend Growth Fund	$1,500	$750

Fidelity Advisor Equity Growth Fund	$3,000	$1,500

Fidelity Advisor Equity Income Fund	$1,500	$750

Fidelity Advisor Equity Value Fund	$1,500	$750

Fidelity Advisor Floating Rate High Income Fund	$1,500	$750

Fidelity Advisor Growth & Income Fund	$1,500	$750

Fidelity Advisor Growth Opportunities Fund	$1,500	$750

Fidelity Advisor High Income Advantage Fund	$3,000	$1,500

Fidelity Advisor Large Cap Fund	$1,500	$750

Fidelity Advisor Leveraged Company Stock Fund	$3,000	$1,500

Fidelity Advisor Mid Cap II Fund	$3,250	$1,750

Fidelity Advisor Series Equity Growth Fund	$1,500	$750

Fidelity Advisor Series Growth Opportunities Fund	$1,500	$750

Fidelity Advisor Series Small Cap Fund	$1,500	$750

Fidelity Advisor Small Cap Fund	$1,500	$750

Fidelity Advisor Stock Selector Mid Cap Fund	$1,500	$750

Fidelity Advisor Value Fund	$1,500	$750

Fidelity Advisor Value Strategies Fund	$350	$150

Fidelity Real Estate High Income Fund	$3,000	$1,500

FIDELITY ADVISOR SERIES VII

Fidelity Advisor Biotechnology Fund	$350	$150

Fidelity Advisor Communications Equipment Fund	$350	$150

Fidelity Advisor Consumer Discretionary Fund	$350	$150

Fidelity Advisor Energy Fund	$350	$150

Fidelity Advisor Financial Services Fund	$350	$150

Fidelity Advisor Global Real Estate Fund	$350	$150

Fidelity Advisor Health Care Fund	$350	$150

Fidelity Advisor Industrials Fund	$350	$150

Fidelity Advisor Real Estate Fund	$350	$150

Fidelity Advisor Semiconductors Fund	$3,250	$1,750

Fidelity Advisor Technology Fund	$350	$150

Fidelity Advisor Utilities Fund	$350	$150

FIDELITY ADVISOR SERIES VIII

Fidelity Advisor Diversified International Fund	$1,500	$750

Fidelity Advisor Emerging Asia Fund	$1,500	$750

Fidelity Advisor Emerging Markets Fund	$1,500	$750

Fidelity Advisor Global Capital Appreciation Fund	$3,250	$1,750

Fidelity Advisor Global Equity Income Fund	$1,500	$750

Fidelity Advisor International Capital Appreciation Fund	$3,250	$1,750

Fidelity Advisor Overseas Fund	$1,500	$750

Fidelity Advisor Value Leaders Fund	$1,500	$750

TRUST/Fund	Estimated aggregate cost for Computershare to call and solicit votes	Estimated aggregate cost for Computershare to receive votes over the phone
FIDELITY CAPITAL TRUST

Fidelity Capital Appreciation Fund	$1,500	$750

Fidelity Disciplined Equity Fund	$1,500	$750

Fidelity Flex Small Cap Fund	$2,417	$512

Fidelity Focused Stock Fund	$1,500	$750

Fidelity Stock Selector All Cap Fund	$1,500	$750

Fidelity Stock Selector Small Cap Fund	$1,500	$750

Fidelity Value Fund	$1,500	$750

FIDELITY COMMONWEALTH TRUST

Fidelity® Nasdaq Composite Index® Tracking Stock	$350	$150

FIDELITY COMMONWEALTH TRUST II

Fidelity International Enhanced Index Fund	$350	$150

Fidelity Large Cap Core Enhanced Index Fund	$350	$150

Fidelity Large Cap Growth Enhanced Index Fund	$350	$150

Fidelity Large Cap Value Enhanced Index Fund	$350	$150

Fidelity Mid Cap Enhanced Index Fund	$350	$150

Fidelity Small Cap Enhanced Index Fund	$350	$150

FIDELITY CONCORD STREET TRUST

Fidelity 500 Index Fund	$3,000	$1,500

Fidelity Event Driven Opportunities Fund	$1,500	$750

Fidelity Extended Market Index Fund	$3,250	$1,750

Fidelity Flex 500 Index Fund	$1,500	$750

Fidelity Flex Large Cap Value II Fund	$350	$150

Fidelity Founders Fund	$350	$150

Fidelity International Index Fund	$1,500	$750

Fidelity Large Cap Stock Fund	$1,500	$750

Fidelity Large Cap Stock K6 Fund	$1,767	$76

Fidelity Mid-Cap Stock Fund	$1,500	$750

Fidelity Mid-Cap Stock K6 Fund	$350	$150

Fidelity Nasdaq Composite Index Fund	$1,500	$750

Fidelity Series International Index Fund	$350	$150

Fidelity Series Small Cap Discovery Fund	$1,500	$750

Fidelity Series Total Market Index Fund	$350	$150

Fidelity Small Cap Discovery Fund	$1,500	$750

Fidelity Small Cap Stock Fund	$1,500	$750

Fidelity Small Cap Stock K6 Fund	$1,500	$750

Fidelity Total Market Index Fund	$1,500	$750

Fidelity ZERO Extended Market Index Fund	$350	$150

Fidelity ZERO International Index Fund	$350	$150

Fidelity ZERO Large Cap Index Fund	$350	$150

Fidelity ZERO Total Market Index Fund	$350	$150

FIDELITY CONTRAFUND

Fidelity Advisor New Insights Fund	$3,500	$2,500

Fidelity Contrafund	$1,500	$750

Fidelity Contrafund K6	$3,250	$1,750

Fidelity Flex Opportunistic Insights Fund	$2,211	$252

Fidelity Series Opportunistic Insights Fund	$1,500	$750

TRUST/Fund	Estimated aggregate cost for Computershare to call and solicit votes	Estimated aggregate cost for Computershare to receive votes over the phone
FIDELITY COVINGTON TRUST

Fidelity Dividend ETF for Rising Rates	$350	$150

Fidelity High Dividend ETF	$350	$150

Fidelity High Yield Factor ETF	$350	$150

Fidelity International High Dividend ETF	$350	$150

Fidelity International Value Factor ETF	$350	$150

Fidelity Low Volatility Factor ETF	$350	$150

Fidelity Momentum Factor ETF	$350	$150

Fidelity MSCI Communication Services Index ETF	$350	$150

Fidelity MSCI Consumer Discretionary Index ETF	$350	$150

Fidelity MSCI Consumer Staples Index ETF	$350	$150

Fidelity MSCI Energy Index ETF	$350	$150

Fidelity MSCI Financials Index ETF	$350	$150

Fidelity MSCI Health Care Index ETF	$350	$150

Fidelity MSCI Industrials Index ETF	$350	$150

Fidelity MSCI Information Technology Index ETF	$350	$150

Fidelity MSCI Materials Index ETF	$350	$150

Fidelity MSCI Real Estate Index ETF	$350	$150

Fidelity MSCI Utilities Index ETF	$350	$150

Fidelity Quality Factor ETF	$350	$150

Fidelity Small-Mid Factor ETF	$350	$150

Fidelity Stocks for Inflation ETF	$350	$150

Fidelity Targeted Emerging Markets Factor ETF	$350	$150

Fidelity Targeted International Factor ETF	$350	$150

Fidelity Value Factor ETF	$350	$150

FIDELITY DESTINY PORTFOLIOS

Fidelity Advisor Capital Development Fund	$1,500	$750

Fidelity Advisor Diversified Stock Fund	$1,500	$750

FIDELITY DEVONSHIRE TRUST

Fidelity Equity-Income Fund	$1,500	$750

Fidelity Equity-Income K6 Fund	$350	$150

Fidelity Flex Mid Cap Value Fund	$1,584	$296

Fidelity Mid Cap Value Fund	$1,500	$750

Fidelity Mid Cap Value K6 Fund	$1,500	$750

Fidelity Series All-Sector Equity Fund	$1,500	$750

Fidelity Series Stock Selector Large Cap Value Fund	$1,500	$750

Fidelity Series Value Discovery Fund	$1,500	$750

Fidelity Stock Selector Large Cap Value Fund	$1,500	$750

FIDELITY FINANCIAL TRUST

Fidelity Convertible Securities Fund	$1,500	$750

Fidelity Equity Dividend Income Fund	$1,500	$750

Fidelity Independence Fund	$1,500	$750

FIDELITY HASTINGS STREET TRUST

Fidelity Fund	$1,500	$750

Fidelity Growth Discovery Fund	$1,500	$750

TRUST/Fund	Estimated aggregate cost for Computershare to call and solicit votes	Estimated aggregate cost for Computershare to receive votes over the phone
FIDELITY HASTINGS STREET TRUST

Fidelity Mega Cap Stock Fund	$1,500	$750

Fidelity Series Emerging Markets Debt Fund	$1,500	$750

Fidelity Series Large Cap Stock Fund	$350	$150

FIDELITY INVESTMENT TRUST

Fidelity Canada Fund	$1,500	$750

Fidelity China Region Fund	$1,500	$750

Fidelity Diversified International Fund	$1,500	$750

Fidelity Diversified International K6 Fund	$68,328	$15,568

Fidelity Emerging Asia Fund	$1,500	$750

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$1,500	$750

Fidelity Emerging Markets Discovery Fund	$1,500	$750

Fidelity Emerging Markets Fund	$1,500	$750

Fidelity Enduring Opportunities Fund	$350	$150

Fidelity Europe Fund	$1,500	$750

Fidelity Flex International Fund	$2,479	$760

Fidelity Global Commodity Stock Fund	$1,500	$750

Fidelity Global Equity Income Fund	$1,500	$750

Fidelity Infrastructure Fund	$350	$150

Fidelity International Capital Appreciation Fund	$1,500	$750

Fidelity International Capital Appreciation K6 Fund	$1,500	$750

Fidelity International Discovery Fund	$1,500	$750

Fidelity International Discovery K6 Fund	$350	$150

Fidelity International Growth Fund	$1,500	$750

Fidelity International Small Cap Fund	$1,500	$750

Fidelity International Small Cap Opportunities Fund	$1,500	$750

Fidelity International Value Fund	$1,500	$750

Fidelity Japan Fund	$1,500	$750

Fidelity Japan Smaller Companies Fund	$1,500	$750

Fidelity Latin America Fund	$1,500	$750

Fidelity Nordic Fund	$1,500	$750

Fidelity Overseas Fund	$1,500	$750

Fidelity Pacific Basin Fund	$1,500	$750

Fidelity SAI International SMA Completion Fund	$350	$150

Fidelity Series Canada Fund	$1,500	$750

Fidelity Series Emerging Markets Fund	$350	$150

Fidelity Series Emerging Markets Opportunities Fund	$1,500	$750

Fidelity Series International Growth Fund	$1,500	$750

Fidelity Series International Small Cap Fund	$1,500	$750

Fidelity Series International Value Fund	$1,500	$750

Fidelity Series Overseas Fund	$350	$150

Fidelity Total Emerging Markets Fund	$3,000	$1,500

Fidelity Total International Equity Fund	$1,500	$750

Fidelity Worldwide Fund	$1,500	$750

FIDELITY MAGELLAN FUND

Fidelity Magellan Fund	$1,500	$750

Fidelity Magellan K6 Fund	$350	$150

TRUST/Fund	Estimated aggregate cost for Computershare to call and solicit votes	Estimated aggregate cost for Computershare to receive votes over the phone
FIDELITY MT. VERNON STREET TRUST

Fidelity Flex Mid Cap Growth Fund	$1,500	$750

Fidelity Growth Company Fund	$1,500	$750

Fidelity Growth Company K6 Fund	$350	$150

Fidelity Growth Strategies Fund	$1,500	$750

Fidelity Growth Strategies K6 Fund	$1,500	$750

Fidelity New Millennium Fund	$1,500	$750

Fidelity Series Growth Company Fund	$1,500	$750

FIDELITY PURITAN TRUST

Fidelity Balanced Fund	$1,500	$750

Fidelity Balanced K6 Fund	$350	$150

Fidelity Flex Intrinsic Opportunities Fund	$627	$44

Fidelity Low-Priced Stock Fund	$1,500	$750

Fidelity Low-Priced Stock K6 Fund	$11,805	$2,744

Fidelity Puritan Fund	$1,500	$750

Fidelity Puritan K6 Fund	$350	$150

Fidelity Series Intrinsic Opportunities Fund	$1,500	$750

Fidelity Value Discovery Fund	$1,500	$750

Fidelity Value Discovery K6 Fund	$1,500	$750

FIDELITY SECURITIES FUND

Fidelity Blue Chip Growth Fund	$1,500	$750

Fidelity Blue Chip Growth K6 Fund	$27,802	$5,444

Fidelity Blue Chip Value Fund	$1,500	$750

Fidelity Dividend Growth Fund	$1,500	$750

Fidelity Flex Large Cap Growth Fund	$621	$48

Fidelity Growth & Income Portfolio	$1,500	$750

Fidelity Leveraged Company Stock Fund	$1,500	$750

Fidelity OTC K6 Portfolio	$350	$150

Fidelity OTC Portfolio	$3,000	$1,500

Fidelity Real Estate Income Fund	$1,500	$750

Fidelity Series Blue Chip Growth Fund	$1,500	$750

Fidelity Series Real Estate Income Fund	$1,500	$750

Fidelity Series Small Cap Opportunities Fund	$1,500	$750

Fidelity Small Cap Growth Fund	$1,500	$750

Fidelity Small Cap Growth K6 Fund	$30,089	$6,008

Fidelity Small Cap Value Fund	$16,150	$3,380

FIDELITY SELECT PORTFOLIOS

Fidelity Flex Real Estate Fund	$350	$150

Fidelity International Real Estate Fund	$350	$150

Fidelity Real Estate Investment Portfolio	$350	$150

Fidelity Telecom and Utilities Fund	$350	$150

Select Air Transportation Portfolio	$350	$150

Select Automotive Portfolio	$350	$150

Select Banking Portfolio	$350	$150

Select Biotechnology Portfolio	$350	$150

Select Brokerage and Investment Management Portfolio	$350	$150

TRUST/Fund	Estimated aggregate cost for Computershare to call and solicit votes	Estimated aggregate cost for Computershare to receive votes over the phone
FIDELITY SELECT PORTFOLIOS

Select Chemicals Portfolio	$350	$150

Select Communication Services Portfolio	$350	$150

Select Communications Equipment Portfolio	$350	$150

Select Computers Portfolio	$350	$150

Select Construction and Housing Portfolio	$350	$150

Select Consumer Discretionary Portfolio	$350	$150

Select Consumer Finance Portfolio	$350	$150

Select Consumer Staples Portfolio	$350	$150

Select Defense and Aerospace Portfolio	$350	$150

Select Energy Portfolio	$350	$150

Select Energy Service Portfolio	$350	$150

Select Environment and Alternative Energy Portfolio	$350	$150

Select Financial Services Portfolio	$350	$150

Select Gold Portfolio	$350	$150

Select Health Care Portfolio	$350	$150

Select Health Care Services Portfolio	$350	$150

Select Industrials Portfolio	$350	$150

Select Insurance Portfolio	$350	$150

Select IT Services Portfolio	$350	$150

Select Leisure Portfolio	$350	$150

Select Materials Portfolio	$350	$150

Select Medical Technology and Devices Portfolio	$350	$150

Select Natural Gas Portfolio	$350	$150

Select Natural Resources Portfolio	$350	$150

Select Pharmaceuticals Portfolio	$350	$150

Select Retailing Portfolio	$350	$150

Select Semiconductors Portfolio	$350	$150

Select Software and IT Services Portfolio	$350	$150

Select Technology Portfolio	$350	$150

Select Telecommunications Portfolio	$350	$150

Select Transportation Portfolio	$350	$150

Select Utilities Portfolio	$350	$150

Select Wireless Portfolio	$350	$150

FIDELITY SUMMER STREET TRUST

Fidelity Capital & Income Fund	$1,500	$750

Fidelity Export and Multinational Fund	$1,500	$750

Fidelity Focused High Income Fund	$1,500	$750

Fidelity Global High Income Fund	$1,500	$750

Fidelity High Income Fund	$1,500	$750

Fidelity New Markets Income Fund	$1,500	$750

Fidelity Series Floating Rate High Income Fund	$1,500	$750

Fidelity Series High Income Fund	$1,500	$750

Fidelity Short Duration High Income Fund	$1,500	$750

Fidelity U.S. Low Volatility Equity Fund	$350	$150

Fidelity Women’s Leadership Fund	$350	$150

FIDELITY TREND FUND

Fidelity Trend Fund	$14,901	$1,128

APPENDIX D

Each fund’s sub-adviser(s) and each sub-adviser’s principal business address are listed below.

TRUST/Fund	FMR UK1	FMR H.K.[2]	FMR Japan[3]	FIA[4]	FIJ[5]	FIA (UK)[6]	Black- Rock[7]	Geode[8]
FIDELITY ADVISOR SERIES I
Fidelity Advisor Balanced Fund	X	X	X	–	–	–	–	–
Fidelity Advisor Dividend Growth Fund	X	X	X	–	–	–	–	–
Fidelity Advisor Equity Growth Fund	X	X	X	–	–	–	–	–
Fidelity Advisor Equity Income Fund	X	X	X	–	–	–	–	–
Fidelity Advisor Equity Value Fund	X	X	X	–	–	–	–	–
Fidelity Advisor Floating Rate High Income Fund	X	X	X	–	–	–	–	–
Fidelity Advisor Growth & Income Fund	X	X	X	–	–	–	–	–
Fidelity Advisor Growth Opportunities Fund	X	X	X	–	–	–	–	–
Fidelity Advisor High Income Advantage Fund	X	X	X	–	–	–	–	–
Fidelity Advisor Large Cap Fund	X	X	X	–	–	–	–	–
Fidelity Advisor Leveraged Company Stock Fund	X	X	X	–	–	–	–	–
Fidelity Advisor Mid Cap II Fund	X	X	X	–	–	–	–	–
Fidelity Advisor Series Equity Growth Fund	X	X	X	–	–	–	–	–
Fidelity Advisor Series Growth Opportunities Fund	–	X	X	–	–	–	–	–
Fidelity Advisor Series Small Cap Fund	–	X	X	–	–	–	–	–
Fidelity Advisor Small Cap Fund	X	X	X	–	–	–	–	–
Fidelity Advisor Stock Selector Mid Cap Fund	X	X	X	–	–	–	–	–
Fidelity Advisor Value Fund	X	X	X	–	–	–	–	–
Fidelity Advisor Value Strategies Fund	X	X	X	–	–	–	–	–
Fidelity Real Estate High Income Fund	X	X	X	–	–	–	–	–

FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	X	X	X	–	–	–	–	–
Fidelity Advisor Communications Equipment Fund	X	X	X	–	–	–	–	–
Fidelity Advisor Consumer Discretionary Fund	X	X	X	–	–	–	–	–
Fidelity Advisor Energy Fund	X	X	X	–	–	–	–	–
Fidelity Advisor Financial Services Fund	X	X	X	–	–	–	–	–
Fidelity Advisor Global Real Estate Fund	X	X	X	–	–	–	–	–
Fidelity Advisor Health Care Fund	X	X	X	–	–	–	–	–
Fidelity Advisor Industrials Fund	X	X	X	–	–	–	–	–
Fidelity Advisor Real Estate Fund	X	X	X	–	–	–	–	–
Fidelity Advisor Semiconductors Fund	X	X	X	–	–	–	–	–
Fidelity Advisor Technology Fund	X	X	X	–	–	–	–	–
Fidelity Advisor Utilities Fund	X	X	X	–	–	–	–	–

FIDELITY ADVISOR SERIES VIII
Fidelity Advisor Diversified International Fund	X	X	X	X	X	X	–	–
Fidelity Advisor Emerging Asia Fund	X	X	X	X	X	X	–	–
Fidelity Advisor Emerging Markets Fund	X	X	X	X	X	X	–	–
Fidelity Advisor Global Capital Appreciation Fund	X	X	X	X	X	X	–	–
Fidelity Advisor Global Equity Income Fund	X	X	X	X	X	X	–	–
Fidelity Advisor International Capital Appreciation Fund	X	X	X	X	X	X	–	–
Fidelity Advisor Overseas Fund	X	X	X	X	X	X	–	–
Fidelity Advisor Value Leaders Fund	X	X	X	–	–	–	–	–

FIDELITY CAPITAL TRUST
Fidelity Capital Appreciation Fund	X	X	X	–	–	–	–	–
Fidelity Disciplined Equity Fund	X	X	X	–	–	–	–	–
Fidelity Flex Small Cap Fund	X	X	X	–	–	–	–	–
Fidelity Focused Stock Fund	X	X	X	–	–	–	–	–
Fidelity Stock Selector All Cap Fund	X	X	X	–	–	–	–	–
Fidelity Stock Selector Small Cap Fund	X	X	X	–	–	–	–	–
Fidelity Value Fund	X	X	X	–	–	–	–	–

FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index Tracking Stock	–	–	–	–	–	–	–	X

FIDELITY COMMONWEALTH TRUST II
Fidelity International Enhanced Index Fund	–	–	–	–	–	–	–	X
Fidelity Large Cap Core Enhanced Index Fund	–	–	–	–	–	–	–	X

TRUST/Fund	FMR UK1	FMR H.K.[2]	FMR Japan[3]	FIA[4]	FIJ[5]	FIA (UK)[6]	Black- Rock[7]	Geode[8]
FIDELITY COMMONWEALTH TRUST II
Fidelity Large Cap Growth Enhanced Index Fund	–	–	–	–	–	–	–	X
Fidelity Large Cap Value Enhanced Index Fund	–	–	–	–	–	–	–	X
Fidelity Mid Cap Enhanced Index Fund	–	–	–	–	–	–	–	X
Fidelity Small Cap Enhanced Index Fund	–	–	–	–	–	–	–	X

FIDELITY CONCORD STREET TRUST
Fidelity 500 Index Fund	–	–	–	–	–	–	–	X
Fidelity Event Driven Opportunities Fund	–	X	X	–	–	–	–	–
Fidelity Extended Market Index Fund	–	–	–	–	–	–	–	X
Fidelity Flex 500 Index Fund	–	–	–	–	–	–	–	X
Fidelity Flex Large Cap Value II Fund	X	X	X	–	–	–	–	X
Fidelity Founders Fund	X	X	X	–	–	–	–	–
Fidelity International Index Fund	–	–	–	–	–	–	–	X
Fidelity Large Cap Stock Fund	X	X	X	–	–	–	–	–
Fidelity Large Cap Stock K6 Fund	X	X	X	–	–	–	–	–
Fidelity Mid-Cap Stock Fund	X	X	X	–	–	–	–	–
Fidelity Mid-Cap Stock K6 Fund	X	X	X	–	–	–	–	–
Fidelity Nasdaq Composite Index Fund	–	–	–	–	–	–	–	X
Fidelity Series International Index Fund	–	–	–	–	–	–	–	X
Fidelity Series Small Cap Discovery Fund	–	X	X	–	–	–	–	–
Fidelity Series Total Market Index Fund	–	–	–	–	–	–	–	X
Fidelity Small Cap Discovery Fund	X	X	X	–	–	–	–	–
Fidelity Small Cap Stock Fund	X	X	X	–	–	–	–	–
Fidelity Small Cap Stock K6 Fund	X	X	X	–	–	–	–	–
Fidelity Total Market Index Fund	–	–	–	–	–	–	–	X
Fidelity ZERO Extended Market Index Fund	–	–	–	–	–	–	–	X
Fidelity ZERO International Index Fund	–	–	–	–	–	–	–	X
Fidelity ZERO Large Cap Index Fund	–	–	–	–	–	–	–	X
Fidelity ZERO Total Market Index Fund	–	–	–	–	–	–	–	X

FIDELITY CONTRAFUND
Fidelity Advisor New Insights Fund	X	X	X	–	–	–	–	–
Fidelity Contrafund	X	X	X	–	–	–	–	–
Fidelity Contrafund K6	X	X	X	–	–	–	–	–
Fidelity Flex Opportunistic Insights Fund	X	X	X	–	–	–	–	–
Fidelity Series Opportunistic Insights Fund	X	X	X	–	–	–	–	–

FIDELITY COVINGTON TRUST
Fidelity Dividend ETF for Rising Rates	–	–	–	–	–	–	–	X
Fidelity High Dividend ETF	–	–	–	–	–	–	–	X
Fidelity High Yield Factor ETF	X	X	X	–	–	–	–	–
Fidelity International High Dividend ETF	–	–	–	–	–	–	–	X
Fidelity International Value Factor ETF	–	–	–	–	–	–	–	X
Fidelity Low Volatility Factor ETF	–	–	–	–	–	–	–	X
Fidelity Momentum Factor ETF	–	–	–	–	–	–	–	X
Fidelity MSCI Communication Services Index ETF	–	–	–	–	–	–	X	–
Fidelity MSCI Consumer Discretionary Index ETF	–	–	–	–	–	–	X	–
Fidelity MSCI Consumer Staples Index ETF	–	–	–	–	–	–	X	–
Fidelity MSCI Energy Index ETF	–	–	–	–	–	–	X	–
Fidelity MSCI Financials Index ETF	–	–	–	–	–	–	X	–
Fidelity MSCI Health Care Index ETF	–	–	–	–	–	–	X	–
Fidelity MSCI Industrials Index ETF	–	–	–	–	–	–	X	–
Fidelity MSCI Information Technology Index ETF	–	–	–	–	–	–	X	–
Fidelity MSCI Materials Index ETF	–	–	–	–	–	–	X	–
Fidelity MSCI Real Estate Index ETF	–	–	–	–	–	–	X	–
Fidelity MSCI Utilities Index ETF	–	–	–	–	–	–	X	–
Fidelity Quality Factor ETF	–	–	–	–	–	–	–	X
Fidelity Small-Mid Factor ETF	–	–	–	–	–	–	–	X
Fidelity Stocks for Inflation ETF	–	–	–	–	–	–	–	X
Fidelity Targeted Emerging Markets Factor ETF	–	–	–	–	–	–	–	X
Fidelity Targeted International Factor ETF	–	–	–	–	–	–	–	X
Fidelity Value Factor ETF	–	–	–	–	–	–	–	X

TRUST/Fund	FMR UK1	FMR H.K.[2]	FMR Japan[3]	FIA[4]	FIJ[5]	FIA (UK)[6]	Black- Rock[7]	Geode[8]
FIDELITY DESTINY PORTFOLIOS
Fidelity Advisor Capital Development Fund	X	X	X	–	–	–	–	–
Fidelity Advisor Diversified Stock Fund	X	X	X	–	–	–	–	–

FIDELITY DEVONSHIRE TRUST
Fidelity Equity-Income Fund	X	X	X	–	–	–	–	–
Fidelity Equity-Income K6 Fund	X	X	X	–	–	–	–	–
Fidelity Flex Mid Cap Value Fund	X	X	X	–	–	–	–	–
Fidelity Mid Cap Value Fund	X	X	X	–	–	–	–	–
Fidelity Mid Cap Value K6 Fund	X	X	X	–	–	–	–	–
Fidelity Series All-Sector Equity Fund	X	X	X	–	–	–	–	–
Fidelity Series Stock Selector Large Cap Value Fund	X	X	X	–	–	–	–	–
Fidelity Series Value Discovery Fund	X	X	X	–	–	–	–	–
Fidelity Stock Selector Large Cap Value Fund	X	X	X	–	–	–	–	–

FIDELITY FINANCIAL TRUST
Fidelity Convertible Securities Fund	X	X	X	–	–	–	–	–
Fidelity Equity Dividend Income Fund	X	X	X	–	–	–	–	–
Fidelity Independence Fund	X	X	X	–	–	–	–	–

FIDELITY HASTINGS STREET TRUST
Fidelity Fund	X	X	X	–	–	–	–	–
Fidelity Growth Discovery Fund	X	X	X	–	–	–	–	–
Fidelity Mega Cap Stock Fund	X	X	X	–	–	–	–	–
Fidelity Series Emerging Markets Debt Fund	X	X	X	–	–	–	–	–
Fidelity Series Large Cap Stock Fund	X	X	X	–	–	–	–	–

FIDELITY INVESTMENT TRUST
Fidelity Canada Fund	X	X	X	X	–	X	–	–
Fidelity China Region Fund	X	X	X	X	X	X	–	–
Fidelity Diversified International Fund	X	X	X	X	X	X	–	–
Fidelity Diversified International K6 Fund	X	X	X	–	–	–	–	–
Fidelity Emerging Asia Fund	X	X	X	X	X	X	–	–
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	X	X	X	X	X	X	–	–
Fidelity Emerging Markets Discovery Fund	X	X	X	X	X	X	–	–
Fidelity Emerging Markets Fund	X	X	X	X	X	X	–	–
Fidelity Enduring Opportunities Fund	X	X	X	–	–	–	–	–
Fidelity Europe Fund	X	X	X	X	–	X	–	–
Fidelity Flex International Fund	X	X	X	–	–	–	–	–
Fidelity Global Commodity Stock Fund	X	X	X	X	X	X	–	–
Fidelity Global Equity Income Fund	X	X	X	X	X	X	–	–
Fidelity Infrastructure Fund	X	X	X	–	–	–	–	–
Fidelity International Capital Appreciation Fund	X	X	X	X	X	X	–	–
Fidelity International Capital Appreciation K6 Fund	X	X	X	–	–	–	–	–
Fidelity International Discovery Fund	X	X	X	X	X	X	–	–
Fidelity International Discovery K6 Fund	X	X	X	–	–	–	–	–
Fidelity International Growth Fund	X	X	X	X	X	X	–	–
Fidelity International Small Cap Fund	X	X	X	X	X	X	–	–
Fidelity International Small Cap Opportunities Fund	X	X	X	X	X	X	–	–
Fidelity International Value Fund	X	X	X	X	X	X	–	–
Fidelity Japan Fund	X	X	X	X	X	X	–	–
Fidelity Japan Smaller Companies Fund	X	X	X	X	X	X	–	–
Fidelity Latin America Fund	X	X	X	X	–	X	–	–
Fidelity Nordic Fund	X	X	X	X	–	X	–	–
Fidelity Overseas Fund	X	X	X	X	X	X	–	–
Fidelity Pacific Basin Fund	X	X	X	X	X	X	–	–
Fidelity SAI International SMA Completion Fund	X	X	X	–	–	–	–	–
Fidelity Series Canada Fund	X	X	X	–	–	–	–	–
Fidelity Series Emerging Markets Fund	X	X	X	–	–	–	–	–
Fidelity Series Emerging Markets Opportunities Fund	X	X	X	–	–	–	–	–
Fidelity Series International Growth Fund	X	X	X	–	–	–	–	–
Fidelity Series International Small Cap Fund	X	X	X	–	–	–	–	–
Fidelity Series International Value Fund	X	X	X	–	–	–	–	–
Fidelity Series Overseas Fund	X	X	X	–	–	–	–	–

TRUST/Fund	FMR UK1	FMR H.K.[2]	FMR Japan[3]	FIA[4]	FIJ[5]	FIA (UK)[6]	Black- Rock[7]	Geode[8]
FIDELITY INVESTMENT TRUST
Fidelity Total Emerging Markets Fund	X	X	X	X	X	X	–	–
Fidelity Total International Equity Fund	X	X	X	X	X	X	–	–
Fidelity Worldwide Fund	X	X	X	X	X	X	–	–

FIDELITY MAGELLAN FUND
Fidelity Magellan Fund	X	X	X	–	–	–	–	–
Fidelity Magellan K6 Fund	X	X	X	–	–	–	–	–

FIDELITY MT. VERNON STREET TRUST
Fidelity Flex Mid Cap Growth Fund	X	X	X	–	–	–	–	–
Fidelity Growth Company Fund	X	X	X	–	–	–	–	–
Fidelity Growth Company K6 Fund	X	X	X	–	–	–	–	–
Fidelity Growth Strategies Fund	X	X	X	–	–	–	–	–
Fidelity Growth Strategies K6 Fund	X	X	X	–	–	–	–	–
Fidelity New Millennium Fund	X	X	X	–	–	–	–	–
Fidelity Series Growth Company Fund	–	X	X	–	–	–	–	–

FIDELITY PURITAN TRUST
Fidelity Balanced Fund	X	X	X	–	–	–	–	–
Fidelity Balanced K6 Fund	X	X	X	–	–	–	–	–
Fidelity Flex Intrinsic Opportunities Fund	X	X	X	–	–	–	–	–
Fidelity Low-Priced Stock Fund	X	X	X	–	–	–	–	–
Fidelity Low-Priced Stock K6 Fund	X	X	X	–	–	–	–	–
Fidelity Puritan Fund	X	X	X	–	–	–	–	–
Fidelity Puritan K6 Fund	X	X	X	–	–	–	–	–
Fidelity Series Intrinsic Opportunities Fund	X	X	X	–	–	–	–	–
Fidelity Value Discovery Fund	X	X	X	–	–	–	–	–
Fidelity Value Discovery K6 Fund	X	X	X	–	–	–	–	–

FIDELITY SECURITIES FUND
Fidelity Blue Chip Growth Fund	X	X	X	–	–	–	–	–
Fidelity Blue Chip Growth K6 Fund	X	X	X	–	–	–	–	–
Fidelity Blue Chip Value Fund	X	X	X	–	–	–	–	–
Fidelity Dividend Growth Fund	X	X	X	–	–	–	–	–
Fidelity Flex Large Cap Growth Fund	X	X	X	–	–	–	–	–
Fidelity Growth & Income Portfolio	X	X	X	–	–	–	–	–
Fidelity Leveraged Company Stock Fund	X	X	X	–	–	–	–	–
Fidelity OTC K6 Portfolio	X	X	X	–	–	–	–	–
Fidelity OTC Portfolio	X	X	X	–	–	–	–	–
Fidelity Real Estate Income Fund	X	X	X	–	–	–	–	–
Fidelity Series Blue Chip Growth Fund	–	X	X	–	–	–	–	–
Fidelity Series Real Estate Income Fund	X	X	X	–	–	–	–	–
Fidelity Series Small Cap Opportunities Fund	X	X	X	–	–	–	–	–
Fidelity Small Cap Growth Fund	X	X	X	–	–	–	–	–
Fidelity Small Cap Growth K6 Fund	X	X	X	–	–	–	–	–
Fidelity Small Cap Value Fund	X	X	X	–	–	–	–	–

FIDELITY SELECT PORTFOLIOS
Fidelity Flex Real Estate Fund	X	X	X	–	–	–	–	–
Fidelity International Real Estate Fund	X	X	X	X	X	X	–	–
Fidelity Real Estate Investment Portfolio	X	X	X	–	–	–	–	–
Fidelity Telecom and Utilities Fund	X	X	X	–	–	–	–	–
Select Air Transportation Portfolio	X	X	X	–	–	–	–	–
Select Automotive Portfolio	X	X	X	–	–	–	–	–
Select Banking Portfolio	X	X	X	–	–	–	–	–
Select Biotechnology Portfolio	X	X	X	–	–	–	–	–
Select Brokerage and Investment Management Portfolio	X	X	X	–	–	–	–	–
Select Chemicals Portfolio	X	X	X	–	–	–	–	–
Select Communication Services Portfolio	X	X	X	–	–	–	–	–
Select Communications Equipment Portfolio	X	X	X	–	–	–	–	–
Select Computers Portfolio	X	X	X	–	–	–	–	–
Select Construction and Housing Portfolio	X	X	X	–	–	–	–	–
Select Consumer Discretionary Portfolio	X	X	X	–	–	–	–	–
Select Consumer Finance Portfolio	X	X	X	–	–	–	–	–

TRUST/Fund	FMR UK1	FMR H.K.[2]	FMR Japan[3]	FIA[4]	FIJ[5]	FIA (UK)[6]	Black- Rock[7]	Geode[8]
FIDELITY SELECT PORTFOLIOS
Select Consumer Staples Portfolio	X	X	X	–	–	–	–	–
Select Defense and Aerospace Portfolio	X	X	X	–	–	–	–	–
Select Energy Portfolio	X	X	X	–	–	–	–	–
Select Energy Service Portfolio	X	X	X	–	–	–	–	–
Select Environment and Alternative Energy Portfolio	X	X	X	–	–	–	–	–
Select Financial Services Portfolio	X	X	X	–	–	–	–	–
Select Gold Portfolio	X	X	X	–	–	–	–	–
Select Health Care Portfolio	X	X	X	–	–	–	–	–
Select Health Care Services Portfolio	X	X	X	–	–	–	–	–
Select Industrials Portfolio	X	X	X	–	–	–	–	–
Select Insurance Portfolio	X	X	X	–	–	–	–	–
Select IT Services Portfolio	X	X	X	–	–	–	–	–
Select Leisure Portfolio	X	X	X	–	–	–	–	–
Select Materials Portfolio	X	X	X	–	–	–	–	–
Select Medical Technology and Devices Portfolio	X	X	X	–	–	–	–	–
Select Natural Gas Portfolio	X	X	X	–	–	–	–	–
Select Natural Resources Portfolio	X	X	X	–	–	–	–	–
Select Pharmaceuticals Portfolio	X	X	X	–	–	–	–	–
Select Retailing Portfolio	X	X	X	–	–	–	–	–
Select Semiconductors Portfolio	X	X	X	–	–	–	–	–
Select Software and IT Services Portfolio	X	X	X	–	–	–	–	–
Select Technology Portfolio	X	X	X	–	–	–	–	–
Select Telecommunications Portfolio	X	X	X	–	–	–	–	–
Select Transportation Portfolio	X	X	X	–	–	–	–	–
Select Utilities Portfolio	X	X	X	–	–	–	–	–
Select Wireless Portfolio	X	X	X	–	–	–	–	–

FIDELITY SUMMER STREET TRUST
Fidelity Capital & Income Fund	X	X	X	–	–	–	–	–
Fidelity Export and Multinational Fund	X	X	X	–	–	–	–	–
Fidelity Focused High Income Fund	X	X	X	–	–	–	–	–
Fidelity Global High Income Fund	X	X	X	X	X	X	–	–
Fidelity High Income Fund	X	X	X	–	–	–	–	–
Fidelity New Markets Income Fund	X	X	X	X	X	X	–	–
Fidelity Series Floating Rate High Income Fund	X	X	X	–	–	–	–	–
Fidelity Series High Income Fund	X	X	X	–	–	–	–	–
Fidelity Short Duration High Income Fund	–	X	X	–	–	–	–	–
Fidelity U.S. Low Volatility Equity Fund	X	X	X	–	–	–	–	–
Fidelity Women’s Leadership Fund	X	X	X	–	–	–	–	–

FIDELITY TREND FUND
Fidelity Trend Fund	X	X	X	–	–	–	–	–

[1]	The principal business address of FMR Investment Management (UK) Limited (FMR UK) is 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom.

[2]	The principal business address of Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) is Floor 19, 41 Connaught Road Central, Hong Kong.

[3]	The principal business address of Fidelity Management & Research (Japan) Limited (FMR Japan) is Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan.

[4]	The principal business address of FIL Investment Advisors (FIA) is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.

[5]	The principal business address of FIL Investments (Japan) Limited (FIJ) is Tri-Seven Roppongi, 7-7-7 Roppongi, Minato-ku, Tokyo, Japan 106-0032.

[6]	The principal business address of FIL Investment Advisors (UK) Limited (FIA (UK)) is Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, United Kingdom.

[7]	The principal business address of BlackRock Fund Advisors (BlackRock) is 400 Howard Street, San Francisco, California 94105.

[8]	The principal business address of Geode Capital Management, LLC (Geode) is 100 Summer Street, 12th Floor, Boston, Massachusetts 02110.

Appendix E

Information regarding the number of shares of each fund and class, as applicable, of each trust issued and outstanding is provided below.

Trust/Fund	Number of Shares Outstanding as of February 29, 2020
FIDELITY ADVISOR SERIES I

Fidelity Advisor Balanced Fund: Class A	41,535,806

Fidelity Advisor Balanced Fund: Class M	59,646,964

Fidelity Advisor Balanced Fund: Class C	32,439,266

Fidelity Advisor Balanced Fund: Class I	39,920,886

Fidelity Advisor Balanced Fund: Class Z	14,669,294

Fidelity Advisor Dividend Growth Fund: Class A	25,157,928

Fidelity Advisor Dividend Growth Fund: Class M	21,963,235

Fidelity Advisor Dividend Growth Fund: Class C	4,427,079

Fidelity Advisor Dividend Growth Fund: Class I	10,280,860

Fidelity Advisor Dividend Growth Fund: Class Z	907,349

Fidelity Advisor Equity Growth Fund: Class A	86,049,249

Fidelity Advisor Equity Growth Fund: Class M	117,354,924

Fidelity Advisor Equity Growth Fund: Class C	10,014,865

Fidelity Advisor Equity Growth Fund: Class I	40,106,568

Fidelity Advisor Equity Growth Fund: Class Z	8,589,753

Fidelity Advisor Equity Income Fund: Class A	22,504,970

Fidelity Advisor Equity Income Fund: Class M	20,953,163

Fidelity Advisor Equity Income Fund: Class C	2,800,039

Fidelity Advisor Equity Income Fund: Class I	6,857,839

Fidelity Advisor Equity Income Fund: Class Z	937,014

Fidelity Advisor Equity Value Fund: Class A	3,964,324

Fidelity Advisor Equity Value Fund: Class M	1,518,623

Fidelity Advisor Equity Value Fund: Class C	840,872

Fidelity Advisor Equity Value Fund: Class I	993,073

Fidelity Advisor Equity Value Fund: Class Z	170,536

Fidelity Floating Rate High Income Fund	745,436,005

Fidelity Advisor Floating Rate High Income Fund: Class A	55,850,954

Fidelity Advisor Floating Rate High Income Fund: Class M	8,344,342

Fidelity Advisor Floating Rate High Income Fund: Class C	25,387,418

Fidelity Advisor Floating Rate High Income Fund: Class I	101,928,900

Fidelity Advisor Floating Rate High Income Fund: Class Z	112,448,320

Fidelity Advisor Growth & Income Fund: Class A	10,610,584

Fidelity Advisor Growth & Income Fund: Class M	6,205,550

Fidelity Advisor Growth & Income Fund: Class C	1,615,975

Fidelity Advisor Growth & Income Fund: Class I	1,747,314

Fidelity Advisor Growth & Income Fund: Class Z	252,551

Fidelity Advisor Growth Opportunities Fund: Class A	16,761,690

Fidelity Advisor Growth Opportunities Fund: Class M	23,946,335

Fidelity Advisor Growth Opportunities Fund: Class C	7,391,427

Fidelity Advisor Growth Opportunities Fund: Class I	35,692,842

Fidelity Advisor Growth Opportunities Fund: Class Z	14,171,662

Fidelity Advisor High Income Advantage Fund: Class A	45,458,747

Fidelity Advisor High Income Advantage Fund: Class M	28,542,393

Trust/Fund	Number of Shares Outstanding as of February 29, 2020

Fidelity Advisor High Income Advantage Fund: Class C	8,045,985

Fidelity Advisor High Income Advantage Fund: Class I	56,697,043

Fidelity Advisor High Income Advantage Fund: Class Z	17,552,020

Fidelity Advisor Large Cap Fund: Class A	13,596,961

Fidelity Advisor Large Cap Fund: Class M	5,571,704

Fidelity Advisor Large Cap Fund: Class C	4,228,028

Fidelity Advisor Large Cap Fund: Class I	8,946,583

Fidelity Advisor Large Cap Fund: Class Z	872,435

Fidelity Advisor Leveraged Company Stock Fund: Class A	13,047,606

Fidelity Advisor Leveraged Company Stock Fund: Class M	6,755,791

Fidelity Advisor Leveraged Company Stock Fund: Class C	2,205,335

Fidelity Advisor Leveraged Company Stock Fund: Class I	7,689,660

Fidelity Advisor Leveraged Company Stock Fund: Class Z	674,560

Fidelity Advisor Mid Cap II Fund: Class A	32,921,606

Fidelity Advisor Mid Cap II Fund: Class M	16,084,054

Fidelity Advisor Mid Cap II Fund: Class C	5,920,516

Fidelity Advisor Mid Cap II Fund: Class I	22,501,940

Fidelity Advisor Mid Cap II Fund: Class Z	2,092,194

Fidelity Real Estate High Income Fund	96,577,124

Fidelity Advisor Series Equity Growth Fund	64,795,289

Fidelity Advisor Series Growth Opportunities Fund	46,675,843

Fidelity Advisor Series Small Cap Fund	39,822,492

Fidelity Advisor Small Cap Fund: Class A	26,928,464

Fidelity Advisor Small Cap Fund: Class M	24,447,000

Fidelity Advisor Small Cap Fund: Class C	5,593,601

Fidelity Advisor Small Cap Fund: Class I	15,149,917

Fidelity Advisor Small Cap Fund: Class Z	4,876,001

Fidelity Stock Selector Mid Cap Fund	9,859,210

Fidelity Advisor Stock Selector Mid Cap Fund: Class A	17,443,206

Fidelity Advisor Stock Selector Mid Cap Fund: Class M	15,139,473

Fidelity Advisor Stock Selector Mid Cap Fund: Class C	1,094,192

Fidelity Advisor Stock Selector Mid Cap Fund: Class I	8,372,562

Fidelity Advisor Stock Selector Mid Cap Fund: Class Z	7,001,366

Fidelity Advisor Value Fund: Class A	1,958,158

Fidelity Advisor Value Fund: Class M	668,711

Fidelity Advisor Value Fund: Class C	399,456

Fidelity Advisor Value Fund: Class I	482,023

Fidelity Advisor Value Fund: Class Z	123,133

Fidelity Value Strategies Fund	8,691,095

Fidelity Value Strategies Fund: Class K	1,388,855

Fidelity Advisor Value Strategies Fund: Class A	6,288,034

Fidelity Advisor Value Strategies Fund: Class M	6,663,764

Fidelity Advisor Value Strategies Fund: Class C	468,384

Fidelity Advisor Value Strategies Fund: Class I	1,828,365

FIDELITY ADVISOR SERIES VII

Fidelity Advisor Biotechnology Fund: Class A	22,560,333

Fidelity Advisor Biotechnology Fund: Class M	4,826,810

Trust/Fund	Number of Shares Outstanding as of February 29, 2020

Fidelity Advisor Biotechnology Fund: Class C	16,428,798

Fidelity Advisor Biotechnology Fund: Class I	32,987,829

Fidelity Advisor Biotechnology Fund: Class Z	1,304,560

Fidelity Advisor Communications Equipment Fund: Class A	734,350

Fidelity Advisor Communications Equipment Fund: Class M	307,759

Fidelity Advisor Communications Equipment Fund: Class C	224,066

Fidelity Advisor Communications Equipment Fund: Class I	132,869

Fidelity Advisor Consumer Discretionary Fund: Class A	5,086,191

Fidelity Advisor Consumer Discretionary Fund: Class M	1,114,182

Fidelity Advisor Consumer Discretionary Fund: Class C	2,852,138

Fidelity Advisor Consumer Discretionary Fund: Class I	4,000,251

Fidelity Advisor Consumer Discretionary Fund: Class Z	905,600

Fidelity Advisor Energy Fund: Class A	5,913,110

Fidelity Advisor Energy Fund: Class M	2,698,122

Fidelity Advisor Energy Fund: Class C	2,837,693

Fidelity Advisor Energy Fund: Class I	6,002,663

Fidelity Advisor Energy Fund: Class Z	1,799,472

Fidelity Advisor Financial Services Fund: Class A	6,384,054

Fidelity Advisor Financial Services Fund: Class M	2,171,679

Fidelity Advisor Financial Services Fund: Class C	3,118,713

Fidelity Advisor Financial Services Fund: Class I	4,271,392

Fidelity Advisor Financial Services Fund: Class Z	1,177,354

Fidelity Advisor Global Real Estate Fund: Class A	201,312

Fidelity Advisor Global Real Estate Fund: Class M	73,354

Fidelity Advisor Global Real Estate Fund: Class C	75,237

Fidelity Advisor Global Real Estate Fund: Class I	111,486

Fidelity Advisor Global Real Estate Fund: Class Z	45,437

Fidelity Advisor Health Care Fund: Class A	21,689,280

Fidelity Advisor Health Care Fund: Class M	6,287,956

Fidelity Advisor Health Care Fund: Class C	13,886,143

Fidelity Advisor Health Care Fund: Class I	31,714,194

Fidelity Advisor Health Care Fund: Class Z	6,962,357

Fidelity Advisor Industrials Fund: Class A	6,768,406

Fidelity Advisor Industrials Fund: Class M	1,565,481

Fidelity Advisor Industrials Fund: Class C	2,414,227

Fidelity Advisor Industrials Fund: Class I	4,560,920

Fidelity Advisor Industrials Fund: Class Z	698,609

Fidelity Advisor Real Estate Fund: Class A	6,417,387

Fidelity Advisor Real Estate Fund: Class M	5,383,816

Fidelity Advisor Real Estate Fund: Class C	1,368,478

Fidelity Advisor Real Estate Fund: Class I	9,809,977

Fidelity Advisor Real Estate Fund: Class Z	473,008

Fidelity Advisor Semiconductors Fund: Class A	4,823,845

Fidelity Advisor Semiconductors Fund: Class M	1,030,523

Fidelity Advisor Semiconductors Fund: Class C	2,440,262

Fidelity Advisor Semiconductors Fund: Class I	4,102,501

Fidelity Advisor Semiconductors Fund: Class Z	472,092

Fidelity Advisor Technology Fund: Class A	17,142,349

Trust/Fund	Number of Shares Outstanding as of February 29, 2020

Fidelity Advisor Technology Fund: Class M	6,500,946

Fidelity Advisor Technology Fund: Class C	5,498,400

Fidelity Advisor Technology Fund: Class I	11,810,737

Fidelity Advisor Technology Fund: Class Z	2,753,124

Fidelity Advisor Utilities Fund: Class A	8,875,406

Fidelity Advisor Utilities Fund: Class M	2,057,880

Fidelity Advisor Utilities Fund: Class C	2,399,059

Fidelity Advisor Utilities Fund: Class I	7,668,909

Fidelity Advisor Utilities Fund: Class Z	1,689,759

FIDELITY ADVISOR SERIES VIII

Fidelity Advisor Diversified International Fund: Class A	22,076,364

Fidelity Advisor Diversified International Fund: Class M	7,239,144

Fidelity Advisor Diversified International Fund: Class C	2,499,745

Fidelity Advisor Diversified International Fund: Class I	25,836,592

Fidelity Advisor Diversified International Fund: Class Z	13,045,457

Fidelity Advisor Emerging Asia Fund: Class A	3,716,641

Fidelity Advisor Emerging Asia Fund: Class M	1,036,324

Fidelity Advisor Emerging Asia Fund: Class C	652,539

Fidelity Advisor Emerging Asia Fund: Class I	2,638,400

Fidelity Advisor Emerging Asia Fund: Class Z	1,221,162

Fidelity Advisor Emerging Markets Fund: Class A	5,447,458

Fidelity Advisor Emerging Markets Fund: Class M	1,639,453

Fidelity Advisor Emerging Markets Fund: Class C	1,619,021

Fidelity Advisor Emerging Markets Fund: Class I	11,403,241

Fidelity Advisor Emerging Markets Fund: Class Z	6,864,749

Fidelity Advisor Global Capital Appreciation Fund: Class A	1,835,185

Fidelity Advisor Global Capital Appreciation Fund: Class M	1,203,315

Fidelity Advisor Global Capital Appreciation Fund: Class C	880,924

Fidelity Advisor Global Capital Appreciation Fund: Class I	2,246,628

Fidelity Advisor Global Equity Income Fund: Class A	559,912

Fidelity Advisor Global Equity Income Fund: Class M	215,742

Fidelity Advisor Global Equity Income Fund: Class C	266,196

Fidelity Advisor Global Equity Income Fund: Class I	139,670

Fidelity Advisor Global Equity Income Fund: Class Z	216,159

Fidelity Advisor International Capital Appreciation Fund: Class A	14,623,578

Fidelity Advisor International Capital Appreciation Fund: Class M	6,335,083

Fidelity Advisor International Capital Appreciation Fund: Class C	6,516,604

Fidelity Advisor International Capital Appreciation Fund: Class I	107,786,172

Fidelity Advisor International Capital Appreciation Fund: Class Z	24,267,323

Fidelity Advisor Overseas Fund: Class A	1,933,089

Fidelity Advisor Overseas Fund: Class M	8,552,484

Fidelity Advisor Overseas Fund: Class C	248,360

Fidelity Advisor Overseas Fund: Class I	4,798,752

Fidelity Advisor Overseas Fund: Class Z	1,643,835

Fidelity Advisor Value Leaders Fund: Class A	790,816

Fidelity Advisor Value Leaders Fund: Class M	272,093

Fidelity Advisor Value Leaders Fund: Class C	142,726

Fidelity Advisor Value Leaders Fund: Class I	124,022

Trust/Fund	Number of Shares Outstanding as of February 29, 2020

FIDELITY CAPITAL TRUST

Fidelity Capital Appreciation Fund	139,318,650

Fidelity Capital Appreciation Fund: Class K	23,989,686

Fidelity Disciplined Equity Fund	31,076,524

Fidelity Disciplined Equity Fund: Class K	2,246,234

Fidelity Flex Small Cap Fund	1,060,467

Fidelity Focused Stock Fund	112,330,142

Fidelity Stock Selector All Cap Fund	177,292,976

Fidelity Stock Selector All Cap Fund: Class K	1,626,475

Fidelity Advisor Stock Selector All Cap Fund: Class A	4,377,561

Fidelity Advisor Stock Selector All Cap Fund: Class M	2,356,608

Fidelity Advisor Stock Selector All Cap Fund: Class C	615,366

Fidelity Advisor Stock Selector All Cap Fund: Class I	839,189

Fidelity Advisor Stock Selector All Cap Fund: Class Z	250,720

Fidelity Stock Selector Small Cap Fund	40,050,371

Fidelity Advisor Stock Selector Small Cap Fund: Class A	1,796,794

Fidelity Advisor Stock Selector Small Cap Fund: Class M	355,041

Fidelity Advisor Stock Selector Small Cap Fund: Class C	351,198

Fidelity Advisor Stock Selector Small Cap Fund: Class I	682,287

Fidelity Advisor Stock Selector Small Cap Fund: Class Z	1,625,416

Fidelity Value Fund	571,531,316

Fidelity Value Fund: Class K	67,163,855

FIDELITY COMMONWEALTH TRUST

Fidelity Nasdaq Composite Index Tracking Stock	6,720,000

FIDELITY COMMONWEALTH TRUST II

Fidelity International Enhanced Index Fund	170,105,030

Fidelity Large Cap Core Enhanced Index Fund	56,415,380

Fidelity Large Cap Growth Enhanced Index Fund	54,598,142

Fidelity Large Cap Value Enhanced Index Fund	306,155,149

Fidelity Mid Cap Enhanced Index Fund	85,576,705

Fidelity Small Cap Enhanced Index Fund	45,763,869

FIDELITY CONCORD STREET TRUST

Fidelity 500 Index Fund	2,134,428,578

Fidelity Event Driven Opportunities Fund	8,763,193

Fidelity Extended Market Index Fund	389,651,927

Fidelity Flex 500 Index Fund	66,885,722

Fidelity Flex Large Cap Value II Fund	1,831,809

Fidelity Founders Fund	1,750,233

Fidelity Advisor Founders Fund: Class A	282,914

Fidelity Advisor Founders Fund: Class M	55,931

Fidelity Advisor Founders Fund: Class C	28,050

Fidelity Advisor Founders Fund: Class I	31,964

Fidelity Advisor Founders Fund: Class Z	443,619

Fidelity International Index Fund	732,526,948

Fidelity Large Cap Stock Fund	76,197,103

Fidelity Large Cap Stock K6 Fund	7,113,596

Fidelity Mid-Cap Stock Fund	148,388,930

Trust/Fund	Number of Shares Outstanding as of February 29, 2020

Fidelity Mid-Cap Stock Fund: Class K	52,902,397

Fidelity Mid-Cap Stock K6 Fund	12,528,950

Fidelity Nasdaq Composite Index Fund	66,187,235

Fidelity Series International Index Fund	11,350,619

Fidelity Series Small Cap Discovery Fund	133,248,685

Fidelity Series Total Market Index Fund	2,116,392,919

Fidelity Small Cap Discovery Fund	119,207,241

Fidelity Small Cap Stock Fund	81,906,586

Fidelity Small Cap Stock K6 Fund	8,253,355

Fidelity Total Market Index Fund	553,637,352

Fidelity ZERO Extended Market Index Fund	57,866,111

Fidelity ZERO International Index Fund	155,731,484

Fidelity ZERO Large Cap Index Fund	162,163,351

Fidelity ZERO Total Market Index Fund	474,754,687

FIDELITY CONTRAFUND

Fidelity Contrafund	6,980,555,232

Fidelity Contrafund: Class K	1,600,356,482

Fidelity Contrafund K6	826,936,385

Fidelity Flex Opportunistic Insights Fund	1,713,178

Fidelity Advisor New Insights Fund: Class A	188,315,789

Fidelity Advisor New Insights Fund: Class M	59,002,808

Fidelity Advisor New Insights Fund: Class C	79,761,021

Fidelity Advisor New Insights Fund: Class I	413,445,128

Fidelity Advisor New Insights Fund: Class Z	67,463,190

Fidelity Series Opportunistic Insights Fund	375,876,669

FIDELITY COVINGTON TRUST

Fidelity Dividend ETF for Rising Rates	10,900,000

Fidelity High Dividend ETF	17,800,000

Fidelity High Yield Factor ETF	2,250,000

Fidelity International High Dividend ETF	2,300,000

Fidelity International Value Factor ETF	600,000

Fidelity Low Volatility Factor ETF	11,050,000

Fidelity Momentum Factor ETF	2,500,000

Fidelity MSCI Communication Services Index ETF	13,850,000

Fidelity MSCI Consumer Discretionary Index ETF	15,650,000

Fidelity MSCI Consumer Staples Index ETF	16,600,000

Fidelity MSCI Energy Index ETF	29,350,000

Fidelity MSCI Financials Index ETF	24,200,000

Fidelity MSCI Health Care Index ETF	35,500,000

Fidelity MSCI Industrials Index ETF	10,800,000

Fidelity MSCI Information Technology Index ETF	46,050,000

Fidelity MSCI Materials Index ETF	6,800,000

Fidelity MSCI Real Estate Index ETF	38,600,000

Fidelity MSCI Utilities Index ETF	23,500,000

Fidelity Quality Factor ETF	4,250,000

Fidelity Small-Mid Factor ETF	400,000

Fidelity Stocks for Inflation ETF	100,000

Trust/Fund	Number of Shares Outstanding as of February 29, 2020

Fidelity Targeted Emerging Markets Factor ETF	400,000

Fidelity Targeted International Factor ETF	400,000

Fidelity Value Factor ETF	5,200,000

FIDELITY DESTINY PORTFOLIOS

Fidelity Advisor Capital Development Fund: Class A	31,041,497

Fidelity Advisor Capital Development Fund: Class O	175,885,050

Fidelity Advisor Capital Development Fund: Class M	223,092

Fidelity Advisor Capital Development Fund: Class C	235,536

Fidelity Advisor Capital Development Fund: Class I	882,485

Fidelity Advisor Diversified Stock Fund: Class A	11,149,220

Fidelity Advisor Diversified Stock Fund: Class O	65,832,192

Fidelity Advisor Diversified Stock Fund: Class M	1,551,943

Fidelity Advisor Diversified Stock Fund: Class C	1,209,884

Fidelity Advisor Diversified Stock Fund: Class I	2,170,749

Fidelity Advisor Diversified Stock Fund: Class Z	464,250

FIDELITY DEVONSHIRE TRUST

Fidelity Equity-Income Fund	89,885,248

Fidelity Equity-Income Fund: Class K	12,680,456

Fidelity Equity-Income K6 Fund	4,457,867

Fidelity Flex Mid Cap Value Fund	3,366,665

Fidelity Mid Cap Value Fund	50,694,380

Fidelity Advisor Mid Cap Value Fund: Class A	6,277,493

Fidelity Advisor Mid Cap Value Fund: Class M	1,617,916

Fidelity Advisor Mid Cap Value Fund: Class C	2,815,864

Fidelity Advisor Mid Cap Value Fund: Class I	5,509,609

Fidelity Advisor Mid Cap Value Fund: Class Z	1,580,947

Fidelity Mid Cap Value K6 Fund	5,072,408

Fidelity Series All-Sector Equity Fund	334,281,407

Fidelity Series Stock Selector Large Cap Value Fund	800,213,135

Fidelity Series Value Discovery Fund	580,818,875

Fidelity Stock Selector Large Cap Value Fund	20,049,963

Fidelity Advisor Stock Selector Large Cap Value Fund: Class A	1,200,797

Fidelity Advisor Stock Selector Large Cap Value Fund: Class M	493,139

Fidelity Advisor Stock Selector Large Cap Value Fund: Class C	432,992

Fidelity Advisor Stock Selector Large Cap Value Fund: Class I	437,177

Fidelity Advisor Stock Selector Large Cap Value Fund: Class Z	607,788

FIDELITY FINANCIAL TRUST

Fidelity Convertible Securities Fund	44,677,202

Fidelity Advisor Convertible Securities Fund: Class A	811,937

Fidelity Advisor Convertible Securities Fund: Class M	203,750

Fidelity Advisor Convertible Securities Fund: Class C	637,505

Fidelity Advisor Convertible Securities Fund: Class I	2,006,832

Fidelity Advisor Convertible Securities Fund: Class Z	854,422

Fidelity Equity Dividend Income Fund	193,669,999

Fidelity Equity Dividend Income Fund: Class K	12,740,509

Fidelity Independence Fund	96,055,002

Fidelity Independence Fund: Class K	9,104,486

Trust/Fund	Number of Shares Outstanding as of February 29, 2020

FIDELITY HASTINGS STREET TRUST

Fidelity Fund	83,832,109

Fidelity Fund: Class K	10,118,928

Fidelity Growth Discovery Fund	46,711,989

Fidelity Growth Discovery Fund: Class K	7,985,653

Fidelity Mega Cap Stock Fund	83,653,875

Fidelity Advisor Mega Cap Stock Fund: Class A	4,596,245

Fidelity Advisor Mega Cap Stock Fund: Class M	1,640,022

Fidelity Advisor Mega Cap Stock Fund: Class C	1,870,588

Fidelity Advisor Mega Cap Stock Fund: Class I	2,964,390

Fidelity Advisor Mega Cap Stock Fund: Class Z	11,700,176

Fidelity Series Emerging Markets Debt Fund	153,208,228

Fidelity Series Large Cap Stock Fund	871,054,743

FIDELITY INVESTMENT TRUST

Fidelity Canada Fund	15,202,041

Fidelity Advisor Canada Fund: Class A	567,762

Fidelity Advisor Canada Fund: Class M	168,716

Fidelity Advisor Canada Fund: Class C	106,627

Fidelity Advisor Canada Fund: Class I	276,552

Fidelity Advisor Canada Fund: Class Z	389,090

Fidelity China Region Fund	29,837,957

Fidelity Advisor China Region Fund: Class A	840,464

Fidelity Advisor China Region Fund: Class M	252,057

Fidelity Advisor China Region Fund: Class C	265,481

Fidelity Advisor China Region Fund: Class I	743,459

Fidelity Advisor China Region Fund: Class Z	1,302,535

Fidelity Diversified International Fund	226,640,348

Fidelity Diversified International Fund: Class K	102,141,202

Fidelity Diversified International K6 Fund	275,401,384

Fidelity Emerging Asia Fund	23,068,254

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	7,630,591

Fidelity Advisor Emerging Europe, Middle East, Africa (EMEA) Fund: Class A	560,995

Fidelity Advisor Emerging Europe, Middle East, Africa (EMEA) Fund: Class M	233,921

Fidelity Advisor Emerging Europe, Middle East, Africa (EMEA) Fund: Class C	244,105

Fidelity Advisor Emerging Europe, Middle East, Africa (EMEA) Fund: Class I	2,622,341

Fidelity Emerging Markets Discovery Fund	14,955,610

Fidelity Advisor Emerging Markets Discovery Fund: Class A	1,006,581

Fidelity Advisor Emerging Markets Discovery Fund: Class M	398,740

Fidelity Advisor Emerging Markets Discovery Fund: Class C	496,706

Fidelity Advisor Emerging Markets Discovery Fund: Class I	3,760,330

Fidelity Advisor Emerging Markets Discovery Fund: Class Z	1,208,047

Fidelity Emerging Markets Fund	100,876,510

Fidelity Emerging Markets Fund: Class K	31,597,294

Fidelity Enduring Opportunities Fund	527,941

Fidelity Europe Fund	23,866,966

Fidelity Advisor Europe Fund: Class A	666,021

Fidelity Advisor Europe Fund: Class M	162,390

Fidelity Advisor Europe Fund: Class C	175,841

Trust/Fund	Number of Shares Outstanding as of February 29, 2020

Fidelity Advisor Europe Fund: Class I	189,218

Fidelity Advisor Europe Fund: Class Z	610,939

Fidelity Flex International Fund	6,861,838

Fidelity Global Commodity Stock Fund	19,576,991

Fidelity Advisor Global Commodity Stock Fund: Class A	2,046,993

Fidelity Advisor Global Commodity Stock Fund: Class M	447,647

Fidelity Advisor Global Commodity Stock Fund: Class C	917,953

Fidelity Advisor Global Commodity Stock Fund: Class I	10,133,250

Fidelity Advisor Global Commodity Stock Fund: Class Z	7,651,477

Fidelity Global Equity Income Fund	4,805,467

Fidelity Infrastructure Fund	958,408

Fidelity International Capital Appreciation Fund	175,249,112

Fidelity International Capital Appreciation K6 Fund	49,969,371

Fidelity International Discovery Fund	156,722,056

Fidelity International Discovery Fund: Class K	35,186,813

Fidelity Advisor International Discovery Fund: Class A	4,116,082

Fidelity Advisor International Discovery Fund: Class M	531,440

Fidelity Advisor International Discovery Fund: Class C	269,450

Fidelity Advisor International Discovery Fund: Class I	9,908,247

Fidelity Advisor International Discovery Fund: Class Z	1,840,362

Fidelity International Discovery K6 Fund	7,007,188

Fidelity International Growth Fund	82,087,053

Fidelity Advisor International Growth Fund: Class A	11,707,387

Fidelity Advisor International Growth Fund: Class M	1,955,183

Fidelity Advisor International Growth Fund: Class C	3,939,931

Fidelity Advisor International Growth Fund: Class I	70,723,505

Fidelity Advisor International Growth Fund: Class Z	83,424,325

Fidelity International Small Cap Fund	48,823,604

Fidelity Advisor International Small Cap Fund: Class A	4,249,453

Fidelity Advisor International Small Cap Fund: Class M	606,899

Fidelity Advisor International Small Cap Fund: Class C	947,836

Fidelity Advisor International Small Cap Fund: Class I	29,310,407

Fidelity Advisor International Small Cap Fund: Class Z	11,545,872

Fidelity International Small Cap Opportunities Fund	54,586,885

Fidelity Advisor International Small Cap Opportunities Fund: Class A	2,136,274

Fidelity Advisor International Small Cap Opportunities Fund: Class M	707,776

Fidelity Advisor International Small Cap Opportunities Fund: Class C	488,673

Fidelity Advisor International Small Cap Opportunities Fund: Class I	6,789,338

Fidelity Advisor International Small Cap Opportunities Fund: Class Z	3,923,152

Fidelity International Value Fund	55,678,136

Fidelity Advisor International Value Fund: Class A	903,150

Fidelity Advisor International Value Fund: Class M	450,749

Fidelity Advisor International Value Fund: Class C	449,635

Fidelity Advisor International Value Fund: Class I	1,079,831

Fidelity Advisor International Value Fund: Class Z	280,058

Fidelity Japan Fund	24,540,120

Fidelity Advisor Japan Fund: Class A	1,031,760

Fidelity Advisor Japan Fund: Class M	237,755

Trust/Fund	Number of Shares Outstanding as of February 29, 2020

Fidelity Advisor Japan Fund: Class C	489,185

Fidelity Advisor Japan Fund: Class I	22,076,220

Fidelity Advisor Japan Fund: Class Z	507,216

Fidelity Japan Smaller Companies Fund	39,885,426

Fidelity Latin America Fund	18,302,861

Fidelity Advisor Latin America Fund: Class A	606,553

Fidelity Advisor Latin America Fund: Class M	203,054

Fidelity Advisor Latin America Fund: Class C	88,938

Fidelity Advisor Latin America Fund: Class I	395,734

Fidelity Advisor Latin America Fund: Class Z	894,302

Fidelity Nordic Fund	5,568,223

Fidelity Overseas Fund	127,283,101

Fidelity Overseas Fund: Class K	21,782,103

Fidelity Pacific Basin Fund	27,265,088

Fidelity SAI International SMA Completion Fund	8,082,963

Fidelity Series Canada Fund	276,781,680

Fidelity Series Emerging Markets Fund	248,449,557

Fidelity Series Emerging Markets Opportunities Fund	1,075,500,409

Fidelity Series International Growth Fund	900,160,084

Fidelity Series International Small Cap Fund	222,221,437

Fidelity Series International Value Fund	1,562,960,771

Fidelity Series Overseas Fund	1,001,837,839

Fidelity Total Emerging Markets Fund	15,648,243

Fidelity Advisor Total Emerging Markets Fund: Class A	3,020,360

Fidelity Advisor Total Emerging Markets Fund: Class M	683,796

Fidelity Advisor Total Emerging Markets Fund: Class C	2,798,015

Fidelity Advisor Total Emerging Markets Fund: Class I	28,436,457

Fidelity Advisor Total Emerging Markets Fund: Class Z	5,613,444

Fidelity Total International Equity Fund	7,498,499

Fidelity Advisor Total International Equity Fund: Class A	725,356

Fidelity Advisor Total International Equity Fund: Class M	1,188,300

Fidelity Advisor Total International Equity Fund: Class C	217,054

Fidelity Advisor Total International Equity Fund: Class I	337,043

Fidelity Advisor Total International Equity Fund: Class Z	391,084

Fidelity Worldwide Fund	73,218,359

Fidelity Advisor Worldwide Fund: Class A	2,057,116

Fidelity Advisor Worldwide Fund: Class M	493,600

Fidelity Advisor Worldwide Fund: Class C	414,305

Fidelity Advisor Worldwide Fund: Class I	1,623,521

Fidelity Advisor Worldwide Fund: Class Z	3,666,951

FIDELITY MAGELLAN FUND

Fidelity Magellan Fund	1,659,272,964

Fidelity Magellan Fund: Class K	118,144,035

Fidelity Magellan K6 Fund	13,826,170

FIDELITY MT. VERNON STREET TRUST

Fidelity Flex Mid Cap Growth Fund	138,150

Fidelity Growth Company Fund	1,348,536,409

Trust/Fund	Number of Shares Outstanding as of February 29, 2020

Fidelity Growth Company Fund: Class K	643,651,434

Fidelity Growth Company K6 Fund	235,294,041

Fidelity Growth Strategies Fund	57,552,240

Fidelity Growth Strategies Fund: Class K	4,460,805

Fidelity Growth Strategies K6 Fund	12,987,298

Fidelity New Millennium Fund	77,293,012

Fidelity Series Growth Company Fund	590,315,325

FIDELITY PURITAN TRUST

Fidelity Balanced Fund	1,101,022,664

Fidelity Balanced Fund: Class K	342,103,258

Fidelity Balanced K6 Fund	28,970,465

Fidelity Flex Intrinsic Opportunities Fund	1,565,511

Fidelity Low-Priced Stock Fund	488,743,934

Fidelity Low-Priced Stock Fund: Class K	106,347,058

Fidelity Low-Priced Stock K6 Fund	188,380,265

Fidelity Puritan Fund	951,198,599

Fidelity Puritan Fund: Class K	242,498,847

Fidelity Puritan K6 Fund	13,578,911

Fidelity Series Intrinsic Opportunities Fund	805,789,424

Fidelity Value Discovery Fund	70,737,931

Fidelity Value Discovery Fund: Class K	1,755,665

Fidelity Value Discovery K6 Fund	17,542,276

FIDELITY SECURITIES FUND

Fidelity Blue Chip Growth Fund	222,880,281

Fidelity Blue Chip Growth Fund: Class K	49,946,297

Fidelity Blue Chip Growth K6 Fund	185,091,611

Fidelity Blue Chip Value Fund	24,215,658

Fidelity Dividend Growth Fund	189,170,029

Fidelity Dividend Growth Fund: Class K	50,301,670

Fidelity Flex Large Cap Growth Fund	2,410,786

Fidelity Growth & Income Portfolio	147,990,269

Fidelity Growth & Income Portfolio: Class K	12,433,869

Fidelity Leveraged Company Stock Fund	59,072,981

Fidelity Leveraged Company Stock Fund: Class K	10,646,973

Fidelity OTC K6 Fund	27,468,313

Fidelity OTC Portfolio	1,120,789,963

Fidelity OTC Portfolio: Class K	523,347,421

Fidelity Real Estate Income Fund	185,972,959

Fidelity Advisor Real Estate Income Fund: Class A	35,556,890

Fidelity Advisor Real Estate Income Fund: Class M	5,300,821

Fidelity Advisor Real Estate Income Fund: Class C	17,625,984

Fidelity Advisor Real Estate Income Fund: Class I	212,788,562

Fidelity Advisor Real Estate Income Fund: Class Z	78,588,908

Fidelity Series Blue Chip Growth Fund	370,172,774

Fidelity Series Real Estate Income Fund	96,102,855

Fidelity Series Small Cap Opportunities Fund	395,605,597

Fidelity Small Cap Growth Fund	103,043,872

Trust/Fund	Number of Shares Outstanding as of February 29, 2020

Fidelity Advisor Small Cap Growth Fund: Class A	10,774,507

Fidelity Advisor Small Cap Growth Fund: Class M	2,892,946

Fidelity Advisor Small Cap Growth Fund: Class C	3,882,300

Fidelity Advisor Small Cap Growth Fund: Class I	20,478,125

Fidelity Advisor Small Cap Growth Fund: Class Z	7,228,640

Fidelity Small Cap Growth K6 Fund	60,800,954

Fidelity Small Cap Value Fund	100,137,795

Fidelity Advisor Small Cap Value Fund: Class A	8,401,216

Fidelity Advisor Small Cap Value Fund: Class M	3,426,549

Fidelity Advisor Small Cap Value Fund: Class C	1,465,018

Fidelity Advisor Small Cap Value Fund: Class I	15,847,714

Fidelity Advisor Small Cap Value Fund: Class Z	6,174,715

FIDELITY SELECT PORTFOLIOS

Fidelity Advisor Communication Services Fund: Class A	164,341

Fidelity Advisor Communication Services Fund: Class M	37,142

Fidelity Advisor Communication Services Fund: Class C	32,746

Fidelity Advisor Communication Services Fund: Class I	42,825

Fidelity Advisor Communication Services Fund: Class Z	30,013

Fidelity Advisor Consumer Staples Fund: Class A	3,010,754

Fidelity Advisor Consumer Staples Fund: Class M	715,184

Fidelity Advisor Consumer Staples Fund: Class C	1,521,024

Fidelity Advisor Consumer Staples Fund: Class I	1,864,779

Fidelity Advisor Consumer Staples Fund: Class Z	519,446

Fidelity Flex Real Estate Fund	206,358

Fidelity Advisor Gold Fund: Class A	3,002,533

Fidelity Advisor Gold Fund: Class M	937,230

Fidelity Advisor Gold Fund: Class C	2,604,952

Fidelity Advisor Gold Fund: Class I	5,339,797

Fidelity Advisor Gold Fund: Class Z	4,305,652

Fidelity International Real Estate Fund	20,406,573

Fidelity Advisor International Real Estate Fund: Class A	1,059,586

Fidelity Advisor International Real Estate Fund: Class M	306,842

Fidelity Advisor International Real Estate Fund: Class C	399,452

Fidelity Advisor International Real Estate Fund: Class I	13,982,869

Fidelity Advisor International Real Estate Fund: Class Z	11,448,485

Fidelity Advisor Materials Fund: Class A	1,296,091

Fidelity Advisor Materials Fund: Class M	331,317

Fidelity Advisor Materials Fund: Class C	425,105

Fidelity Advisor Materials Fund: Class I	2,354,367

Fidelity Advisor Materials Fund: Class Z	225,548

Fidelity Real Estate Investment Portfolio	95,257,844

Fidelity Telecom and Utilities Fund	39,963,679

Fidelity Advisor Telecommunications Fund: Class A	354,030

Fidelity Advisor Telecommunications Fund: Class M	115,319

Fidelity Advisor Telecommunications Fund: Class C	107,468

Fidelity Advisor Telecommunications Fund: Class I	204,728

Fidelity Advisor Telecommunications Fund: Class Z	415,199

Trust/Fund	Number of Shares Outstanding as of February 29, 2020

Select Air Transportation Portfolio	3,589,507

Select Automotive Portfolio	1,049,606

Select Banking Portfolio	15,537,082

Select Biotechnology Portfolio	316,342,704

Select Brokerage and Investment Management Portfolio	4,132,323

Select Chemicals Portfolio	63,015,810

Select Communication Services Portfolio	9,544,531

Select Communications Equipment Portfolio	4,664,377

Select Computers Portfolio	6,856,092

Select Construction and Housing Portfolio	5,558,017

Select Consumer Discretionary Portfolio	8,914,925

Select Consumer Finance Portfolio	9,303,901

Select Consumer Staples Portfolio	9,657,466

Select Defense and Aerospace Portfolio	166,534,892

Select Energy Portfolio	25,006,411

Select Energy Service Portfolio	9,178,002

Select Environment and Alternative Energy Portfolio	7,641,495

Select Financial Services Portfolio	51,219,107

Select Gold Portfolio	58,409,222

Select Health Care Portfolio	273,120,707

Select Health Care Services Portfolio	10,659,277

Select Industrials Portfolio	16,659,086

Select Insurance Portfolio	3,797,605

Select IT Services Portfolio	56,506,925

Select Leisure Portfolio	31,340,318

Select Materials Portfolio	6,827,845

Select Medical Technology and Devices Portfolio	109,277,392

Select Natural Gas Portfolio	8,472,298

Select Natural Resources Portfolio	15,393,507

Select Pharmaceuticals Portfolio	35,307,859

Select Retailing Portfolio	173,707,695

Select Semiconductors Portfolio	333,475,807

Select Software and IT Services Portfolio	407,285,386

Select Technology Portfolio	336,719,385

Select Telecommunications Portfolio	3,606,082

Select Transportation Portfolio	3,804,890

Select Utilities Portfolio	13,859,993

Select Wireless Portfolio	33,626,829

FIDELITY SUMMER STREET TRUST

Fidelity Capital & Income Fund	1,224,294,189

Fidelity Export and Multinational Fund	64,262,482

Fidelity Export and Multinational Fund: Class K	13,660,212

Fidelity Focused High Income Fund	42,999,159

Fidelity Global High Income Fund	10,051,121

Fidelity Advisor Global High Income Fund: Class A	819,224

Fidelity Advisor Global High Income Fund: Class M	384,080

Fidelity Advisor Global High Income Fund: Class C	369,454

Trust/Fund	Number of Shares Outstanding as of February 29, 2020

Fidelity Advisor Global High Income Fund: Class I	851,871

Fidelity High Income Fund	495,575,645

Fidelity Advisor High Income Fund: Class A	18,808,054

Fidelity Advisor High Income Fund: Class M	5,863,400

Fidelity Advisor High Income Fund: Class C	4,924,402

Fidelity Advisor High Income Fund: Class I	60,417,605

Fidelity Advisor High Income Fund: Class Z	7,094,616

Fidelity New Markets Income Fund	281,794,033

Fidelity Advisor New Markets Income Fund: Class A	10,676,951

Fidelity Advisor New Markets Income Fund: Class M	3,491,068

Fidelity Advisor New Markets Income Fund: Class C	4,078,865

Fidelity Advisor New Markets Income Fund: Class I	130,919,249

Fidelity Advisor New Markets Income Fund: Class Z	125,739,928

Fidelity Series Floating Rate High Income Fund	31,092,034

Fidelity Series High Income Fund	175,820,499

Fidelity Short Duration High Income Fund	9,255,496

Fidelity Advisor Short Duration High Income Fund: Class A	1,768,139

Fidelity Advisor Short Duration High Income Fund: Class M	252,033

Fidelity Advisor Short Duration High Income Fund: Class C	461,670

Fidelity Advisor Short Duration High Income Fund: Class I	513,978

Fidelity Advisor Short Duration High Income Fund: Class Z	276,890

Fidelity U.S. Low Volatility Equity Fund	855,263

Fidelity Women’s Leadership Fund	2,228,726

Fidelity Advisor Women’s Leadership Fund: Class A	68,201

Fidelity Advisor Women’s Leadership Fund: Class M	42,832

Fidelity Advisor Women’s Leadership Fund: Class C	47,889

Fidelity Advisor Women’s Leadership Fund: Class I	73,027

Fidelity Advisor Women’s Leadership Fund: Class Z	274,066

FIDELITY TREND FUND

Fidelity Trend Fund	19,295,107

APPENDIX F

To the knowledge of the trusts, substantial (5% or more) record and/or beneficial ownership of each fund or class on February 29, 2020 (as of February 25, 2020 for Fidelity Covington Trust and Fidelity Commonwealth Trust) was as follows:

FIDELITY ADVISOR SERIES I
Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR BALANCED FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	10.40%

FIDELITY ADVISOR BALANCED FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.94%

FIDELITY ADVISOR BALANCED FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	5.94%

FIDELITY ADVISOR BALANCED FUND: CLASS M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	59.05%

FIDELITY ADVISOR BALANCED FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	14.09%

FIDELITY ADVISOR BALANCED FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	13.95%

FIDELITY ADVISOR BALANCED FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	10.12%

FIDELITY ADVISOR BALANCED FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	8.92%

FIDELITY ADVISOR BALANCED FUND: CLASS C	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.55%

FIDELITY ADVISOR BALANCED FUND: CLASS C	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	5.08%

FIDELITY ADVISOR BALANCED FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	14.83%

FIDELITY ADVISOR BALANCED FUND: CLASS I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	11.75%

FIDELITY ADVISOR BALANCED FUND: CLASS I	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	9.55%

FIDELITY ADVISOR BALANCED FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	9.42%

FIDELITY ADVISOR BALANCED FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	8.16%

FIDELITY ADVISOR BALANCED FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	8.15%

FIDELITY ADVISOR BALANCED FUND: CLASS I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	6.95%

FIDELITY ADVISOR BALANCED FUND: CLASS Z	COUNTRY TRUST BANK	BLOOMINGTON	IL	24.72%

FIDELITY ADVISOR DIVIDEND GROWTH FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	8.73%

FIDELITY ADVISOR DIVIDEND GROWTH FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	7.79%

FIDELITY ADVISOR DIVIDEND GROWTH FUND: CLASS A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.89%

FIDELITY ADVISOR DIVIDEND GROWTH FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.50%

FIDELITY ADVISOR DIVIDEND GROWTH FUND: CLASS M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	38.86%

FIDELITY ADVISOR DIVIDEND GROWTH FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	8.94%

FIDELITY ADVISOR DIVIDEND GROWTH FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	7.44%

FIDELITY ADVISOR DIVIDEND GROWTH FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.55%

FIDELITY ADVISOR DIVIDEND GROWTH FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	5.30%

FIDELITY ADVISOR DIVIDEND GROWTH FUND: CLASS C	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.23%

FIDELITY ADVISOR DIVIDEND GROWTH FUND: CLASS I	NEW HAMPSHIRE HIGHER EDUCATION SAVINGS PLAN TRUST	MERRIMACK	NH	42.98%

FIDELITY ADVISOR DIVIDEND GROWTH FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	6.55%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR DIVIDEND GROWTH FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.26%

FIDELITY ADVISOR DIVIDEND GROWTH FUND: CLASS I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.20%

FIDELITY ADVISOR DIVIDEND GROWTH FUND: CLASS Z	PERSHING LLC	JERSEY CITY	NJ	8.27%

FIDELITY ADVISOR EQUITY GROWTH FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	10.33%

FIDELITY ADVISOR EQUITY GROWTH FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	7.18%

FIDELITY ADVISOR EQUITY GROWTH FUND: CLASS A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	6.11%

FIDELITY ADVISOR EQUITY GROWTH FUND: CLASS M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	30.85%

FIDELITY ADVISOR EQUITY GROWTH FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	12.72%

FIDELITY ADVISOR EQUITY GROWTH FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	6.72%

FIDELITY ADVISOR EQUITY GROWTH FUND: CLASS I	NEW HAMPSHIRE HIGHER EDUCATION SAVINGS PLAN TRUST	MERRIMACK	NH	18.89%

FIDELITY ADVISOR EQUITY GROWTH FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	8.78%

FIDELITY ADVISOR EQUITY GROWTH FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.37%

FIDELITY ADVISOR EQUITY GROWTH FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	5.62%

FIDELITY ADVISOR EQUITY GROWTH FUND: CLASS Z	STATE STREET BANK TRUST CO	HARRISON	NY	14.76%

FIDELITY ADVISOR EQUITY GROWTH FUND: CLASS Z	MSCS FINANCIAL SERVICES DIVISION OF BROA	KNOXVILLE	TN	6.88%

FIDELITY ADVISOR EQUITY GROWTH FUND: CLASS Z	ADVISORS CLEARING NETWORK INC	PITTSBURGH	PA	5.51%

FIDELITY ADVISOR EQUITY INCOME FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	8.18%

FIDELITY ADVISOR EQUITY INCOME FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	5.71%

FIDELITY ADVISOR EQUITY INCOME FUND: CLASS M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	24.16%

FIDELITY ADVISOR EQUITY INCOME FUND: CLASS M	ADP BROKERDEALER INC	BOSTON	MA	6.54%

FIDELITY ADVISOR EQUITY INCOME FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	11.61%

FIDELITY ADVISOR EQUITY INCOME FUND: CLASS C	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	6.21%

FIDELITY ADVISOR EQUITY INCOME FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	5.75%

FIDELITY ADVISOR EQUITY INCOME FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.27%

FIDELITY ADVISOR EQUITY INCOME FUND: CLASS I	NEW HAMPSHIRE HIGHER EDUCATION SAVINGS PLAN TRUST	MERRIMACK	NH	31.12%

FIDELITY ADVISOR EQUITY INCOME FUND: CLASS I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.63%

FIDELITY ADVISOR EQUITY INCOME FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	5.24%

FIDELITY ADVISOR EQUITY INCOME FUND: CLASS Z	MSCS FINANCIAL SERVICES DIVISION OF BROA	KNOXVILLE	TN	20.08%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR EQUITY INCOME FUND: CLASS Z	RELIANCE TRUST CO	ATLANTA	GA	7.68%

FIDELITY ADVISOR EQUITY INCOME FUND: CLASS Z	PERSHING LLC	JERSEY CITY	NJ	5.09%

FIDELITY ADVISOR EQUITY VALUE FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	10.05%

FIDELITY ADVISOR EQUITY VALUE FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.42%

FIDELITY ADVISOR EQUITY VALUE FUND: CLASS M	FIRST CLEARING LLC	SAINT LOUIS	MO	5.43%

FIDELITY ADVISOR EQUITY VALUE FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	10.29%

FIDELITY ADVISOR EQUITY VALUE FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	7.56%

FIDELITY ADVISOR EQUITY VALUE FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	11.81%

FIDELITY ADVISOR EQUITY VALUE FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	8.08%

FIDELITY ADVISOR EQUITY VALUE FUND: CLASS I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	8.03%

FIDELITY ADVISOR EQUITY VALUE FUND: CLASS I	RBC WEALTH MGMT A DIV OF RBC CAP MKTS CO	MINNEAPOLIS	MN	7.61%

FIDELITY ADVISOR EQUITY VALUE FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.35%

FIDELITY ADVISOR EQUITY VALUE FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.41%

FIDELITY ADVISOR EQUITY VALUE FUND: CLASS Z	THE BULFINCH COMPANIES INC 401K PLAN AND TRUST	MILTON	MA	9.24%

FIDELITY ADVISOR EQUITY VALUE FUND: CLASS Z	THE BULFINCH COMPANIES INC 401K PLAN AND TRUST	WINCHESTER	MA	8.79%

FIDELITY ADVISOR EQUITY VALUE FUND: CLASS Z	THUMB NATIONAL BANK	PIGEON	MI	5.20%

FIDELITY FLOATING RATE HIGH INCOME FUND	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	8.60%

FIDELITY FLOATING RATE HIGH INCOME FUND	STRATEGIC ADVISERS® FIDELITY CORE INCOME FUND	BOSTON	MA	7.62%

FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	13.63%

FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	8.22%

FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND: CLASS A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	8.04%

FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.47%

FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	9.73%

FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND: CLASS M	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	7.34%

FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	11.17%

FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND: CLASS C	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	11.03%

FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	9.52%

FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	9.09%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.55%

FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND: CLASS C	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	6.59%

FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND: CLASS C	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.17%

FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	15.00%

FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.18%

FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND: CLASS I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	9.09%

FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	7.04%

FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND: CLASS I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	7.03%

FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	6.30%

FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND: CLASS I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	5.95%

FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND: CLASS I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.21%

FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND: CLASS Z	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	17.08%

FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND: CLASS Z	SEI INVESTMENTS DISTRIBUTION CO	OAKS	PA	10.64%

FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND: CLASS Z	RELIANCE TRUST CO	ATLANTA	GA	5.42%

FIDELITY ADVISOR GROWTH & INCOME FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	10.82%

FIDELITY ADVISOR GROWTH & INCOME FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	5.24%

FIDELITY ADVISOR GROWTH & INCOME FUND: CLASS A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.10%

FIDELITY ADVISOR GROWTH & INCOME FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	7.24%

FIDELITY ADVISOR GROWTH & INCOME FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	5.17%

FIDELITY ADVISOR GROWTH & INCOME FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.04%

FIDELITY ADVISOR GROWTH & INCOME FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	10.50%

FIDELITY ADVISOR GROWTH & INCOME FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.88%

FIDELITY ADVISOR GROWTH & INCOME FUND: CLASS I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	9.60%

FIDELITY ADVISOR GROWTH & INCOME FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	8.05%

FIDELITY ADVISOR GROWTH & INCOME FUND: CLASS Z	TD AMERITRADE CLEARING IN	MATTAPOISETT	MA	10.80%

FIDELITY ADVISOR GROWTH & INCOME FUND: CLASS Z	BOYCE	WATERFORD	CT	5.00%

FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	9.64%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	8.19%

FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND: CLASS A	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	6.18%

FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.23%

FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND: CLASS M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	19.76%

FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND: CLASS M	FIRST CLEARING LLC	SAINT LOUIS	MO	6.26%

FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	17.47%

FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	10.43%

FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND: CLASS C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	7.83%

FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND: CLASS C	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	7.15%

FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.92%

FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND: CLASS C	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	5.88%

FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	14.92%

FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	11.32%

FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	10.10%

FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND: CLASS I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	7.59%

FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND: CLASS I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	6.79%

FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	6.51%

FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND: CLASS I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	6.15%

FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	8.42%

FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.94%

FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	6.40%

FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND: CLASS A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.88%

FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND: CLASS M	PRINCIPAL SECURITIES INC	DES MOINES	IA	10.40%

FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	7.06%

FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND: CLASS M	FIRST CLEARING LLC	SAINT LOUIS	MO	5.85%

FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.45%

FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	11.82%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	7.93%

FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	7.15%

FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND: CLASS C	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	6.43%

FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	16.22%

FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	8.34%

FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	6.97%

FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND: CLASS I	PRINCIPAL SECURITIES INC	DES MOINES	IA	5.96%

FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND: CLASS I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.76%

FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND: CLASS I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.62%

FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND: CLASS I	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	5.48%

FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	5.47%

FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND: CLASS Z	PRINCIPAL SECURITIES INC	DES MOINES	IA	37.57%

FIDELITY ADVISOR LARGE CAP FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	11.95%

FIDELITY ADVISOR LARGE CAP FUND: CLASS A	ADP BROKERDEALER INC	BOSTON	MA	5.31%

FIDELITY ADVISOR LARGE CAP FUND: CLASS M	ADP BROKERDEALER INC	BOSTON	MA	18.73%

FIDELITY ADVISOR LARGE CAP FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	16.72%

FIDELITY ADVISOR LARGE CAP FUND: CLASS C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	9.99%

FIDELITY ADVISOR LARGE CAP FUND: CLASS C	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	9.09%

FIDELITY ADVISOR LARGE CAP FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	7.17%

FIDELITY ADVISOR LARGE CAP FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.17%

FIDELITY ADVISOR LARGE CAP FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	8.52%

FIDELITY ADVISOR LARGE CAP FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	7.98%

FIDELITY ADVISOR LARGE CAP FUND: CLASS I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	7.53%

FIDELITY ADVISOR LARGE CAP FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.20%

FIDELITY ADVISOR LARGE CAP FUND: CLASS I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	5.71%

FIDELITY ADVISOR LARGE CAP FUND: CLASS I	NYL BENEFITS SERVICES	WESTWOOD	MA	5.05%

FIDELITY ADVISOR LARGE CAP FUND: CLASS Z	MSCS FINANCIAL SERVICES DIVISION OF BROA	KNOXVILLE	TN	22.98%

FIDELITY ADVISOR LARGE CAP FUND: CLASS Z	PRINCIPAL SECURITIES INC	DES MOINES	IA	6.86%

FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	11.39%

FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND: CLASS A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	6.58%

FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	5.31%

FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND: CLASS M	HARTFORD LIFE INSURANCE COMPANY	HARTFORD	CT	13.80%

FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND: CLASS M	ADP BROKERDEALER INC	BOSTON	MA	8.40%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND: CLASS M	GREAT WEST LIFE AND ANNUITY	ENGLEWOOD	CO	6.81%

FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND: CLASS M	SAMMONS FINANCIAL NETWORK LLC	WEST DES MOINES	IA	5.64%

FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND: CLASS M	MASSACHUSETTS MUTUAL LIFE INS CO	SPRINGFIELD	MA	5.47%

FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND: CLASS M	PRUDENTIAL INVESTMENT MGMT SERVICES LLC	HARTFORD	CT	5.20%

FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	11.26%

FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	8.92%

FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	8.58%

FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.20%

FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND: CLASS C	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	6.09%

FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND: CLASS C	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.21%

FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND: CLASS I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	15.25%

FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND: CLASS I	JOHN HANCOCK LIFE INSURANCE COMPANY USA	BOSTON	MA	11.21%

FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	9.91%

FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	8.69%

FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND: CLASS I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	7.41%

FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	5.25%

FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND: CLASS I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	5.05%

FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND: CLASS Z	GREAT WEST LIFE AND ANNUITY	ENGLEWOOD	CO	12.79%

FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND: CLASS Z	PERSHING LLC	JERSEY CITY	NJ	7.56%

FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND: CLASS Z	MMLD AVIATOR	SPRINGFIELD	MA	6.59%

FIDELITY ADVISOR MID CAP II FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	10.95%

FIDELITY ADVISOR MID CAP II FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.41%

FIDELITY ADVISOR MID CAP II FUND: CLASS M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	35.62%

FIDELITY ADVISOR MID CAP II FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.47%

FIDELITY ADVISOR MID CAP II FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	8.40%

FIDELITY ADVISOR MID CAP II FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	7.89%

FIDELITY ADVISOR MID CAP II FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	7.13%

FIDELITY ADVISOR MID CAP II FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	33.33%

FIDELITY ADVISOR MID CAP II FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	16.53%

FIDELITY ADVISOR MID CAP II FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	5.88%

FIDELITY ADVISOR MID CAP II FUND: CLASS Z	PERSHING LLC	JERSEY CITY	NJ	7.52%

Class Name	Owner Name	City	State	Ownership%

FIDELITY REAL ESTATE HIGH INCOME FUND	STATE OF ALASKA RETIREMENT MGMT	JUNEAU	AK	25.69%

FIDELITY REAL ESTATE HIGH INCOME FUND	INTERNATIONAL MONETARY FUND	WASHINGTON	DC	13.91%

FIDELITY REAL ESTATE HIGH INCOME FUND	MONTANA BOARD OF INVESTMENTS	HELENA	MT	11.99%

FIDELITY REAL ESTATE HIGH INCOME FUND	CORE PLUS COMMINGLED POOL	SMITHFIELD	RI	7.80%

FIDELITY REAL ESTATE HIGH INCOME FUND	PERMANENT FUND INVESTMENTS LLC	IGNACIO	CO	6.81%

FIDELITY REAL ESTATE HIGH INCOME FUND	BNYH FIXED INCOME LLC	NEW YORK	NY	6.79%

FIDELITY REAL ESTATE HIGH INCOME FUND	CITIBANK NA	DULUTH	GA	5.11%

FIDELITY ADVISOR SMALL CAP FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	10.80%

FIDELITY ADVISOR SMALL CAP FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.56%

FIDELITY ADVISOR SMALL CAP FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	5.57%

FIDELITY ADVISOR SMALL CAP FUND: CLASS M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	28.03%

FIDELITY ADVISOR SMALL CAP FUND: CLASS M	ADP BROKERDEALER INC	BOSTON	MA	6.28%

FIDELITY ADVISOR SMALL CAP FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.00%

FIDELITY ADVISOR SMALL CAP FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	8.98%

FIDELITY ADVISOR SMALL CAP FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	7.66%

FIDELITY ADVISOR SMALL CAP FUND: CLASS C	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.73%

FIDELITY ADVISOR SMALL CAP FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	5.23%

FIDELITY ADVISOR SMALL CAP FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	15.75%

FIDELITY ADVISOR SMALL CAP FUND: CLASS I	NEW HAMPSHIRE HIGHER EDUCATION SAVINGS PLAN TRUST	MERRIMACK	NH	14.68%

FIDELITY ADVISOR SMALL CAP FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	7.58%

FIDELITY ADVISOR SMALL CAP FUND: CLASS I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.40%

FIDELITY ADVISOR SMALL CAP FUND: CLASS Z	SAXON CO	PHILADELPHIA	PA	6.69%

FIDELITY ADVISOR STOCK SELECTOR MID CAP FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	8.89%

FIDELITY ADVISOR STOCK SELECTOR MID CAP FUND: CLASS A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	6.36%

FIDELITY ADVISOR STOCK SELECTOR MID CAP FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	6.27%

FIDELITY ADVISOR STOCK SELECTOR MID CAP FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.02%

FIDELITY ADVISOR STOCK SELECTOR MID CAP FUND: CLASS A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	5.16%

FIDELITY ADVISOR STOCK SELECTOR MID CAP FUND: CLASS M	ABD RETIREMENT SERVICES INC	PITTSBURGH	PA	5.41%

FIDELITY ADVISOR STOCK SELECTOR MID CAP FUND: CLASS M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	8.33%

FIDELITY ADVISOR STOCK SELECTOR MID CAP FUND: CLASS M	COMMONWEALTH FINANCIAL NETWORK	PITTSBURGH	PA	5.41%

FIDELITY ADVISOR STOCK SELECTOR MID CAP FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	15.74%

FIDELITY ADVISOR STOCK SELECTOR MID CAP FUND: CLASS C	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	10.69%

FIDELITY ADVISOR STOCK SELECTOR MID CAP FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	5.57%

FIDELITY ADVISOR STOCK SELECTOR MID CAP FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	5.24%

FIDELITY ADVISOR STOCK SELECTOR MID CAP FUND: CLASS I	NEW HAMPSHIRE HIGHER EDUCATION SAVINGS PLAN TRUST	MERRIMACK	NH	25.33%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR STOCK SELECTOR MID CAP FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	11.17%

FIDELITY ADVISOR STOCK SELECTOR MID CAP FUND: CLASS I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	11.12%

FIDELITY ADVISOR STOCK SELECTOR MID CAP FUND: CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	5.67%

FIDELITY ADVISOR STOCK SELECTOR MID CAP FUND: CLASS I	FIRST NATL BANK TRUST CO OF NEWTOWN	NEWTOWN	PA	5.07%

FIDELITY ADVISOR VALUE FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	8.29%

FIDELITY ADVISOR VALUE FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.96%

FIDELITY ADVISOR VALUE FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	8.93%

FIDELITY ADVISOR VALUE FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	7.42%

FIDELITY ADVISOR VALUE FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.06%

FIDELITY ADVISOR VALUE FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	23.77%

FIDELITY ADVISOR VALUE FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	7.94%

FIDELITY ADVISOR VALUE FUND: CLASS I	EFC FINANCIAL SERVICES LLC	FARGO	ND	7.81%

FIDELITY ADVISOR VALUE FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	6.95%

FIDELITY ADVISOR VALUE FUND: CLASS I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.02%

FIDELITY ADVISOR VALUE FUND: CLASS Z	GREAT WEST LIFE AND ANNUITY	GREENWOOD VILLAGE	CO	16.74%

FIDELITY ADVISOR VALUE STRATEGIES FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	9.62%

FIDELITY ADVISOR VALUE STRATEGIES FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	5.85%

FIDELITY ADVISOR VALUE STRATEGIES FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	6.28%

FIDELITY ADVISOR VALUE STRATEGIES FUND: CLASS M	FIRST CLEARING LLC	SAINT LOUIS	MO	6.24%

FIDELITY ADVISOR VALUE STRATEGIES FUND: CLASS M	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.70%

FIDELITY ADVISOR VALUE STRATEGIES FUND: CLASS C	STIFEL NICOLAUS CO INC	SAINT LOUIS	MO	15.54%

FIDELITY ADVISOR VALUE STRATEGIES FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	8.09%

FIDELITY ADVISOR VALUE STRATEGIES FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	5.89%

FIDELITY ADVISOR VALUE STRATEGIES FUND: CLASS I	NEW HAMPSHIRE HIGHER EDUCATION SAVINGS PLAN TRUST	MERRIMACK	NH	47.94%

FIDELITY ADVISOR VALUE STRATEGIES FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	6.97%

FIDELITY ADVISOR SERIES VII
Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	13.35%

FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.27%

FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	8.03%

FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	6.26%

FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.17%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS M	SAMMONS FINANCIAL NETWORK LLC	WEST DES MOINES	IA	8.77%

FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	8.55%

FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	14.50%

FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	10.81%

FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.20%

FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	8.59%

FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS C	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	8.23%

FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.09%

FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS C	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	5.17%

FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	14.30%

FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	14.25%

FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	11.13%

FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	9.87%

FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	9.54%

FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	8.47%

FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	6.46%

FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS I	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	5.30%

FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS Z	PERSHING LLC	JERSEY CITY	NJ	9.76%

FIDELITY ADVISOR COMMUNICATIONS EQUIPMENT FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	9.08%

FIDELITY ADVISOR COMMUNICATIONS EQUIPMENT FUND: CLASS A	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	6.56%

FIDELITY ADVISOR COMMUNICATIONS EQUIPMENT FUND: CLASS M	ADP BROKERDEALER INC	COLUMBUS	IN	15.76%

FIDELITY ADVISOR COMMUNICATIONS EQUIPMENT FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	9.42%

FIDELITY ADVISOR COMMUNICATIONS EQUIPMENT FUND: CLASS C	WESTERN INTERNATIONAL SECURITIES	SANTA ANA	CA	8.61%

FIDELITY ADVISOR COMMUNICATIONS EQUIPMENT FUND: CLASS C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	7.84%

FIDELITY ADVISOR COMMUNICATIONS EQUIPMENT FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	5.28%

FIDELITY ADVISOR COMMUNICATIONS EQUIPMENT FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	5.15%

FIDELITY ADVISOR COMMUNICATIONS EQUIPMENT FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	22.44%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR COMMUNICATIONS EQUIPMENT FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	19.83%

FIDELITY ADVISOR COMMUNICATIONS EQUIPMENT FUND: CLASS I	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	10.74%

FIDELITY ADVISOR COMMUNICATIONS EQUIPMENT FUND: CLASS I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	7.97%

FIDELITY ADVISOR COMMUNICATIONS EQUIPMENT FUND: CLASS I	TD AMERITRADE CLEARING IN	CLIFTON PARK	NY	5.13%

FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	12.83%

FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	10.88%

FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.03%

FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	17.55%

FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	14.21%

FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	12.41%

FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.42%

FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	7.40%

FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS C	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	6.82%

FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	16.70%

FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	16.55%

FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	13.23%

FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	10.50%

FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS I	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	8.13%

FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.35%

FIDELITY ADVISOR ENERGY FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	11.86%

FIDELITY ADVISOR ENERGY FUND: CLASS A	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	8.43%

FIDELITY ADVISOR ENERGY FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.23%

FIDELITY ADVISOR ENERGY FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	7.90%

FIDELITY ADVISOR ENERGY FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	16.66%

FIDELITY ADVISOR ENERGY FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.34%

FIDELITY ADVISOR ENERGY FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	9.39%

FIDELITY ADVISOR ENERGY FUND: CLASS C	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	7.92%

FIDELITY ADVISOR ENERGY FUND: CLASS C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	6.32%

FIDELITY ADVISOR ENERGY FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	5.86%

FIDELITY ADVISOR ENERGY FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	20.64%

FIDELITY ADVISOR ENERGY FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	11.92%

FIDELITY ADVISOR ENERGY FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	8.33%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR ENERGY FUND: CLASS I	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	5.62%

FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	14.53%

FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	7.81%

FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.12%

FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	9.93%

FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS M	ING LIFE INSURANCE ANNUITY COMPANY	WINDSOR	MA	9.85%

FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	13.14%

FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	8.45%

FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.44%

FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.68%

FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	6.63%

FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS C	J P MORGAN SECURITIES INC	BROOKLYN	NY	6.15%

FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	22.84%

FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	21.43%

FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	9.58%

FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	7.34%

FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	6.92%

FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS I	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	5.34%

FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS A	FMR CAPITAL	BOSTON	MA	51.02%

FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	13.84%

FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS M	FMR CAPITAL	BOSTON	MA	71.47%

FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS M	AMERICAN PORTFOLIOS FINANCIAL SERVICES I	SEVERNA PARK	MD	7.22%

FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS M	AMERICAN PORTFOLIOS FINANCIAL SERVICES I	CENTREVILLE	MD	6.66%

FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS C	SNAVELY	COLUMBUS	GA	34.11%

FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS C	SNAVELY	COLUMBUS	GA	34.11%

FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS C	SNAVELY	COLUMBUS	GA	6.52%

FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS C	EMRY	INDEPENDENCE	MO	5.87%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS C	AMERICAN PORTFOLIOS FINANCIAL SERVICES I	SARASOTA	FL	5.46%

FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS I	FMR CAPITAL	BOSTON	MA	53.76%

FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	17.58%

FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS I	BULLER	WELLESLEY	MA	10.21%

FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS Z	FMR CAPITAL	BOSTON	MA	23.85%

FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS Z	FIDELITY RETIREMENT SAVINGS PLAN	NEW BERN	NC	20.30%

FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS Z	MARTIN	REPUBLIC	WA	6.11%

FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS Z	FIDELITY RETIREMENT SAVINGS PLAN	READING	MA	5.86%

FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS Z	FIDELITY RETIREMENT SAVINGS PLAN	CARY	NC	5.77%

FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS Z	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	5.69%

FIDELITY ADVISOR HEALTH CARE FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	12.82%

FIDELITY ADVISOR HEALTH CARE FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.88%

FIDELITY ADVISOR HEALTH CARE FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	7.26%

FIDELITY ADVISOR HEALTH CARE FUND: CLASS A	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.72%

FIDELITY ADVISOR HEALTH CARE FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	9.35%

FIDELITY ADVISOR HEALTH CARE FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	13.37%

FIDELITY ADVISOR HEALTH CARE FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	13.00%

FIDELITY ADVISOR HEALTH CARE FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	10.77%

FIDELITY ADVISOR HEALTH CARE FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.67%

FIDELITY ADVISOR HEALTH CARE FUND: CLASS C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	5.56%

FIDELITY ADVISOR HEALTH CARE FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	18.54%

FIDELITY ADVISOR HEALTH CARE FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	12.87%

FIDELITY ADVISOR HEALTH CARE FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	11.28%

FIDELITY ADVISOR HEALTH CARE FUND: CLASS I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	10.35%

FIDELITY ADVISOR HEALTH CARE FUND: CLASS I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	6.98%

FIDELITY ADVISOR HEALTH CARE FUND: CLASS I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	6.53%

FIDELITY ADVISOR HEALTH CARE FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	6.44%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR INDUSTRIALS FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	11.00%

FIDELITY ADVISOR INDUSTRIALS FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	10.39%

FIDELITY ADVISOR INDUSTRIALS FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	9.78%

FIDELITY ADVISOR INDUSTRIALS FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	12.89%

FIDELITY ADVISOR INDUSTRIALS FUND: CLASS M	RBC WEALTH MGMT A DIV OF RBC CAP MKTS CO	MINNEAPOLIS	MN	10.16%

FIDELITY ADVISOR INDUSTRIALS FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	16.51%

FIDELITY ADVISOR INDUSTRIALS FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	13.34%

FIDELITY ADVISOR INDUSTRIALS FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.77%

FIDELITY ADVISOR INDUSTRIALS FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	7.07%

FIDELITY ADVISOR INDUSTRIALS FUND: CLASS C	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	6.39%

FIDELITY ADVISOR INDUSTRIALS FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	15.36%

FIDELITY ADVISOR INDUSTRIALS FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	14.32%

FIDELITY ADVISOR INDUSTRIALS FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	11.77%

FIDELITY ADVISOR INDUSTRIALS FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	10.91%

FIDELITY ADVISOR INDUSTRIALS FUND: CLASS I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	8.21%

FIDELITY ADVISOR REAL ESTATE FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	13.54%

FIDELITY ADVISOR REAL ESTATE FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.17%

FIDELITY ADVISOR REAL ESTATE FUND: CLASS M	SAMMONS FINANCIAL NETWORK LLC	WEST DES MOINES	IA	39.08%

FIDELITY ADVISOR REAL ESTATE FUND: CLASS M	ADP BROKERDEALER INC	BOSTON	MA	11.48%

FIDELITY ADVISOR REAL ESTATE FUND: CLASS M	SECURITY BENEFIT GROUP	TOPEKA	KS	7.97%

FIDELITY ADVISOR REAL ESTATE FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	10.80%

FIDELITY ADVISOR REAL ESTATE FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	9.53%

FIDELITY ADVISOR REAL ESTATE FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.32%

FIDELITY ADVISOR REAL ESTATE FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.05%

FIDELITY ADVISOR REAL ESTATE FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	19.60%

FIDELITY ADVISOR REAL ESTATE FUND: CLASS I	OHIO NATIONAL FUND INC	CINCINNATI	OH	8.71%

FIDELITY ADVISOR REAL ESTATE FUND: CLASS I	PRUDENTIAL INVESTMENT MGMT SERVICES LLC	JACKSON	MI	5.31%

FIDELITY ADVISOR REAL ESTATE FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.24%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR REAL ESTATE FUND: CLASS Z	WELLS FARGO BANK NA	CHARLOTTE	NC	5.30%

FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	12.02%

FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.64%

FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS A	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	6.96%

FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS A	RBC WEALTH MGMT A DIV OF RBC CAP MKTS CO	MINNEAPOLIS	MN	5.78%

FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	8.54%

FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	12.59%

FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	11.95%

FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.94%

FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	8.77%

FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	21.83%

FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	14.70%

FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	11.90%

FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	11.04%

FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	10.38%

FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS Z	PERSHING LLC	JERSEY CITY	NJ	10.47%

FIDELITY ADVISOR TECHNOLOGY FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	12.83%

FIDELITY ADVISOR TECHNOLOGY FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	6.48%

FIDELITY ADVISOR TECHNOLOGY FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.00%

FIDELITY ADVISOR TECHNOLOGY FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	6.09%

FIDELITY ADVISOR TECHNOLOGY FUND: CLASS M	MSCS FINANCIAL SERVICES DIVISION OF BROA	WASHINGTON	DC	5.06%

FIDELITY ADVISOR TECHNOLOGY FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	13.90%

FIDELITY ADVISOR TECHNOLOGY FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	11.38%

FIDELITY ADVISOR TECHNOLOGY FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.32%

FIDELITY ADVISOR TECHNOLOGY FUND: CLASS C	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	6.42%

FIDELITY ADVISOR TECHNOLOGY FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.25%

FIDELITY ADVISOR TECHNOLOGY FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	11.45%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR TECHNOLOGY FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	10.51%

FIDELITY ADVISOR TECHNOLOGY FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.91%

FIDELITY ADVISOR TECHNOLOGY FUND: CLASS I	PRINCIPAL SECURITIES INC	DES MOINES	IA	5.42%

FIDELITY ADVISOR TECHNOLOGY FUND: CLASS I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.39%

FIDELITY ADVISOR UTILITIES FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	14.76%

FIDELITY ADVISOR UTILITIES FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.16%

FIDELITY ADVISOR UTILITIES FUND: CLASS A	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	6.98%

FIDELITY ADVISOR UTILITIES FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	5.38%

FIDELITY ADVISOR UTILITIES FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	7.02%

FIDELITY ADVISOR UTILITIES FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	14.43%

FIDELITY ADVISOR UTILITIES FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	11.16%

FIDELITY ADVISOR UTILITIES FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	6.61%

FIDELITY ADVISOR UTILITIES FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	5.43%

FIDELITY ADVISOR UTILITIES FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	16.48%

FIDELITY ADVISOR UTILITIES FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	16.07%

FIDELITY ADVISOR UTILITIES FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	13.41%

FIDELITY ADVISOR UTILITIES FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	7.92%

FIDELITY ADVISOR UTILITIES FUND: CLASS I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.28%

FIDELITY ADVISOR UTILITIES FUND: CLASS I	MSCS FINANCIAL SERVICES DIVISION OF BROA	OAK BROOK	IL	5.27%

FIDELITY ADVISOR SERIES VII
Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.83%

FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	7.87%

FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	5.58%

FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND: CLASS A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	5.49%

FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND: CLASS A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.20%

FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	5.62%

FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	15.56%

FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	5.79%

FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	5.24%

FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND: CLASS I	NEW HAMPSHIRE HIGHER EDUCATION SAVINGS PLAN TRUST	MERRIMACK	NH	14.60%

FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	10.51%

FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND: CLASS I	US BANK	MILWAUKEE	MN	9.61%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.97%

FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND: CLASS Z	MSCS FINANCIAL SERVICES DIVISION OF BROA	PHOENIX	AZ	22.92%

FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND: CLASS Z	MSCS FINANCIAL SERVICES DIVISION OF BROA	KALAMAZOO	MI	13.43%

FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND: CLASS Z	ING INSTITUTIONAL PLAN SERVICES LLC	BRAINTREE	MA	12.52%

FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND: CLASS Z	PRUDENTIAL INVESTMENT MGMT SERVICES LLC	WALNUT CREEK	CA	7.38%

FIDELITY ADVISOR EMERGING ASIA FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	12.75%

FIDELITY ADVISOR EMERGING ASIA FUND: CLASS A	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	9.59%

FIDELITY ADVISOR EMERGING ASIA FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	6.64%

FIDELITY ADVISOR EMERGING ASIA FUND: CLASS A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	6.02%

FIDELITY ADVISOR EMERGING ASIA FUND: CLASS A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.10%

FIDELITY ADVISOR EMERGING ASIA FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	7.57%

FIDELITY ADVISOR EMERGING ASIA FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	8.83%

FIDELITY ADVISOR EMERGING ASIA FUND: CLASS C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	8.19%

FIDELITY ADVISOR EMERGING ASIA FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.12%

FIDELITY ADVISOR EMERGING ASIA FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	7.56%

FIDELITY ADVISOR EMERGING ASIA FUND: CLASS C	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.63%

FIDELITY ADVISOR EMERGING ASIA FUND: CLASS I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	13.31%

FIDELITY ADVISOR EMERGING ASIA FUND: CLASS I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	10.68%

FIDELITY ADVISOR EMERGING ASIA FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.67%

FIDELITY ADVISOR EMERGING ASIA FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	10.06%

FIDELITY ADVISOR EMERGING ASIA FUND: CLASS I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	7.46%

FIDELITY ADVISOR EMERGING ASIA FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	7.08%

FIDELITY ADVISOR EMERGING ASIA FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	6.12%

FIDELITY ADVISOR EMERGING ASIA FUND: CLASS Z	TD AMERITRADE CLEARING IN	SOMERSET	PA	6.28%

FIDELITY ADVISOR EMERGING MARKETS FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	14.61%

FIDELITY ADVISOR EMERGING MARKETS FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.77%

FIDELITY ADVISOR EMERGING MARKETS FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	5.65%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR EMERGING MARKETS FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	5.82%

FIDELITY ADVISOR EMERGING MARKETS FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	12.89%

FIDELITY ADVISOR EMERGING MARKETS FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	9.96%

FIDELITY ADVISOR EMERGING MARKETS FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.56%

FIDELITY ADVISOR EMERGING MARKETS FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	5.41%

FIDELITY ADVISOR EMERGING MARKETS FUND: CLASS I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	21.56%

FIDELITY ADVISOR EMERGING MARKETS FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	20.80%

FIDELITY ADVISOR EMERGING MARKETS FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	10.46%

FIDELITY ADVISOR EMERGING MARKETS FUND: CLASS I	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	9.27%

FIDELITY ADVISOR EMERGING MARKETS FUND: CLASS I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.94%

FIDELITY ADVISOR EMERGING MARKETS FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	5.28%

FIDELITY ADVISOR EMERGING MARKETS FUND: CLASS Z	FIDUCIARY TRUST COMPANY	BOSTON	MA	25.82%

FIDELITY ADVISOR GLOBAL CAPITAL APPRECIATION FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	11.86%

FIDELITY ADVISOR GLOBAL CAPITAL APPRECIATION FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.01%

FIDELITY ADVISOR GLOBAL CAPITAL APPRECIATION FUND: CLASS A	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	9.10%

FIDELITY ADVISOR GLOBAL CAPITAL APPRECIATION FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	7.22%

FIDELITY ADVISOR GLOBAL CAPITAL APPRECIATION FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	14.50%

FIDELITY ADVISOR GLOBAL CAPITAL APPRECIATION FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.84%

FIDELITY ADVISOR GLOBAL CAPITAL APPRECIATION FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	5.56%

FIDELITY ADVISOR GLOBAL CAPITAL APPRECIATION FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	18.32%

FIDELITY ADVISOR GLOBAL CAPITAL APPRECIATION FUND: CLASS I	ALLEN	WESTON	MA	16.18%

FIDELITY ADVISOR GLOBAL CAPITAL APPRECIATION FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.49%

FIDELITY ADVISOR GLOBAL CAPITAL APPRECIATION FUND: CLASS I	BOWER	MILTON	MA	8.02%

FIDELITY ADVISOR GLOBAL CAPITAL APPRECIATION FUND: CLASS I	RBC WEALTH MGMT A DIV OF RBC CAP MKTS CO	MINNEAPOLIS	MN	5.07%

FIDELITY ADVISOR GLOBAL CAPITAL APPRECIATION FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	5.07%

FIDELITY ADVISOR GLOBAL EQUITY INCOME FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	12.89%

FIDELITY ADVISOR GLOBAL EQUITY INCOME FUND: CLASS A	EDWARD D JONES CO	SAINT LOUIS	MO	6.41%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR GLOBAL EQUITY INCOME FUND: CLASS A	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	5.14%

FIDELITY ADVISOR GLOBAL EQUITY INCOME FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	10.11%

FIDELITY ADVISOR GLOBAL EQUITY INCOME FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	10.71%

FIDELITY ADVISOR GLOBAL EQUITY INCOME FUND: CLASS C	PHILIOU	PEPPER PIKE	OH	7.93%

FIDELITY ADVISOR GLOBAL EQUITY INCOME FUND: CLASS I	PERSAUD	BOSTON	MA	22.53%

FIDELITY ADVISOR GLOBAL EQUITY INCOME FUND: CLASS I	HERRING	SWAMPSCOTT	MA	20.36%

FIDELITY ADVISOR GLOBAL EQUITY INCOME FUND: CLASS I	COUNSEL TRUST COMPANY	YORK	PA	17.69%

FIDELITY ADVISOR GLOBAL EQUITY INCOME FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	12.76%

FIDELITY ADVISOR GLOBAL EQUITY INCOME FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.83%

FIDELITY ADVISOR GLOBAL EQUITY INCOME FUND: CLASS M	AMERICAN PORTFOLIOS FINANCIAL SERVICES I	FORT LEE	NJ	7.22%

FIDELITY ADVISOR GLOBAL EQUITY INCOME FUND: CLASS Z	FIDELITY RETIREMENT SAVINGS PLAN	BOSTON	MA	9.60%

FIDELITY ADVISOR GLOBAL EQUITY INCOME FUND: CLASS Z	FIDELITY RETIREMENT SAVINGS PLAN	SCITUATE	MA	6.21%

FIDELITY ADVISOR GLOBAL EQUITY INCOME FUND: CLASS Z	FIDELITY RETIREMENT SAVINGS PLAN	SHARON	MA	5.69%

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	12.34%

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	11.15%

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND: CLASS A	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	7.13%

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	6.02%

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND: CLASS M	SECURITY BENEFIT GROUP	TOPEKA	KS	26.91%

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND: CLASS M	AUL	INDIANAPOLIS	IN	14.77%

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	15.51%

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	13.07%

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND: CLASS C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	8.18%

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND: CLASS C	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	7.14%

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND: CLASS C	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	6.53%

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	6.40%

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND: CLASS C	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	6.28%

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	5.52%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	20.97%

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND: CLASS I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	15.48%

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	13.53%

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND: CLASS I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	9.18%

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	7.95%

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.41%

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND: CLASS I	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	5.17%

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND: CLASS Z	WELLS FARGO BANK NA	CHARLOTTE	NC	12.25%

FIDELITY ADVISOR OVERSEAS FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	8.10%

FIDELITY ADVISOR OVERSEAS FUND: CLASS A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.33%

FIDELITY ADVISOR OVERSEAS FUND: CLASS M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	57.43%

FIDELITY ADVISOR OVERSEAS FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	11.73%

FIDELITY ADVISOR OVERSEAS FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	5.48%

FIDELITY ADVISOR OVERSEAS FUND: CLASS C	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.30%

FIDELITY ADVISOR OVERSEAS FUND: CLASS I	STRATEGIC ADVISERS® FIDELITY INTERNATIONAL FUND	BOSTON	MA	64.09%

FIDELITY ADVISOR OVERSEAS FUND: CLASS Z	MSCS FINANCIAL SERVICES DIVISION OF BROA	ANN ARBOR	MI	35.29%

FIDELITY ADVISOR OVERSEAS FUND: CLASS Z	RABO BANK	SAN LOIS OBISPO	CA	24.14%

FIDELITY ADVISOR VALUE LEADERS FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	8.89%

FIDELITY ADVISOR VALUE LEADERS FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	7.54%

FIDELITY ADVISOR VALUE LEADERS FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.52%

FIDELITY ADVISOR VALUE LEADERS FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	6.60%

FIDELITY ADVISOR VALUE LEADERS FUND: CLASS M	RBC WEALTH MGMT A DIV OF RBC CAP MKTS CO	MINNEAPOLIS	MN	6.32%

FIDELITY ADVISOR VALUE LEADERS FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	6.09%

FIDELITY ADVISOR VALUE LEADERS FUND: CLASS C	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.55%

FIDELITY ADVISOR VALUE LEADERS FUND: CLASS I	RBC WEALTH MGMT A DIV OF RBC CAP MKTS CO	MINNEAPOLIS	MN	27.97%

FIDELITY ADVISOR VALUE LEADERS FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	17.97%

FIDELITY ADVISOR VALUE LEADERS FUND: CLASS I	TRACT RADIOLOGY INC 401K PLAN	TULSA	OK	13.27%

FIDELITY ADVISOR VALUE LEADERS FUND: CLASS I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	10.99%

FIDELITY ADVISOR VALUE LEADERS FUND: CLASS I	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	7.97%

FIDELITY ADVISOR VALUE LEADERS FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.62%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR VALUE LEADERS FUND: CLASS I	ADVISORS CLEARING NETWORK INC	PITTSBURGH	PA	6.56%

FIDELITY CAPITAL TRUST
Class Name	Owner Name	City	State	Ownership%

FIDELITY STOCK SELECTOR ALL CAP FUND*	FIDELITY CHARITABLE GIFT FUND: U.S. EQUITY POOL	BOSTON	MA	30.54%

FIDELITY STOCK SELECTOR ALL CAP FUND*	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	24.22%

FIDELITY STOCK SELECTOR ALL CAP FUND*	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	19.41%

FIDELITY STOCK SELECTOR ALL CAP FUND*	VIP FUNDSMANAGER® 70% PORTFOLIO	BOSTON	MA	7.91%

FIDELITY ADVISOR STOCK SELECTOR ALL CAP FUND CLASS A	PERSHING LLC	JERSEY CITY	NJ	9.23%

FIDELITY ADVISOR STOCK SELECTOR ALL CAP FUND CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.21%

FIDELITY ADVISOR STOCK SELECTOR ALL CAP FUND CLASS M	PERSHING LLC	JERSEY CITY	NJ	6.13%

FIDELITY ADVISOR STOCK SELECTOR ALL CAP FUND CLASS C	PERSHING LLC	JERSEY CITY	NJ	5.84%

FIDELITY ADVISOR STOCK SELECTOR ALL CAP FUND CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	17.57%

FIDELITY ADVISOR STOCK SELECTOR ALL CAP FUND CLASS I	PERSHING LLC	JERSEY CITY	NJ	12.35%

FIDELITY ADVISOR STOCK SELECTOR ALL CAP FUND CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	7.56%

FIDELITY ADVISOR STOCK SELECTOR ALL CAP FUND: CLASS Z	THUMB NATIONAL	PIGEON	MI	7.04%

FIDELITY ADVISOR STOCK SELECTOR ALL CAP FUND: CLASS Z	OTTO CANDIES LLC RETIREMENT SAVINGS PLAN	DES ALLEMANDS	LA	5.15%

FIDELITY ADVISOR STOCK SELECTOR SMALL CAP FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	21.24%

FIDELITY ADVISOR STOCK SELECTOR SMALL CAP FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	7.98%

FIDELITY ADVISOR STOCK SELECTOR SMALL CAP FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.90%

FIDELITY ADVISOR STOCK SELECTOR SMALL CAP FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	12.27%

FIDELITY ADVISOR STOCK SELECTOR SMALL CAP FUND: CLASS M	FIRST CLEARING LLC	SAINT LOUIS	MO	5.68%

FIDELITY ADVISOR STOCK SELECTOR SMALL CAP FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	15.01%

FIDELITY ADVISOR STOCK SELECTOR SMALL CAP FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	6.61%

FIDELITY ADVISOR STOCK SELECTOR SMALL CAP FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	22.67%

FIDELITY ADVISOR STOCK SELECTOR SMALL CAP FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	22.45%

FIDELITY ADVISOR STOCK SELECTOR SMALL CAP FUND: CLASS I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	13.53%

FIDELITY ADVISOR STOCK SELECTOR SMALL CAP FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	11.21%

FIDELITY ADVISOR STOCK SELECTOR SMALL CAP FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	10.57%

FIDELITY COMMONWEALTH TRUST II
Class Name	Owner Name	City	State	Ownership%

FIDELITY INTERNATIONAL ENHANCED INDEX FUND	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	5.67%

FIDELITY LARGE CAP VALUE ENHANCED INDEX FUND	STRATEGIC ADVISERS® FIDELITY U.S. TOTAL STOCK FUND	BOSTON	MA	50.15%

FIDELITY CONCORD STREET TRUST
Class Name	Owner Name	City	State	Ownership%

FIDELITY 500 INDEX FUND	J P MORGAN SECURITIES INC	BROOKLYN	NY	12.70%

FIDELITY FOUNDERS FUND*	DANOFF	WESTON	MA	22.16%

FIDELITY ADVISOR FOUNDERS FUND: CLASS A	FMR CAPITAL	BOSTON	MA	5.66%

FIDELITY ADVISOR FOUNDERS FUND: CLASS M	FMR CAPITAL	BOSTON	MA	28.61%

FIDELITY ADVISOR FOUNDERS FUND: CLASS M	GARDEN STATE SECURITIES INC	COLTS NECK	NJ	11.00%

FIDELITY ADVISOR FOUNDERS FUND: CLASS M	PITT	LAKE	MI	5.50%

FIDELITY ADVISOR FOUNDERS FUND: CLASS M	GARDEN STATE SECURITIES INC	OAKLAND	NJ	5.22%

FIDELITY ADVISOR FOUNDERS FUND: CLASS C	FMR CAPITAL	BOSTON	MA	57.04%

FIDELITY ADVISOR FOUNDERS FUND: CLASS C	CETERA ADVISOR NETWORKS LLC	LANSING	MI	12.99%

FIDELITY ADVISOR FOUNDERS FUND: CLASS C	CETERA ADVISOR NETWORKS LLC	HOWELL	MI	6.22%

FIDELITY ADVISOR FOUNDERS FUND: CLASS I	FMR CAPITAL	BOSTON	MA	50.10%

FIDELITY ADVISOR FOUNDERS FUND: CLASS I	FOX	FORT LAUDERDALE	FL	22.43%

FIDELITY ADVISOR FOUNDERS FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	16.84%

FIDELITY ADVISOR FOUNDERS FUND: CLASS Z	FIDELITY RETIREMENT SAVINGS PLAN	GILLETTE	NJ	6.82%

FIDELITY ADVISOR FOUNDERS FUND: CLASS Z	FIDELITY RETIREMENT SAVINGS PLAN	BOSTON	MA	5.61%

FIDELITY ADVISOR FOUNDERS FUND: CLASS Z	FIDELITY RETIREMENT SAVINGS PLAN	CINCINNATI	OH	5.19%

FIDELITY INTERNATIONAL INDEX FUND	J P MORGAN SECURITIES INC	BROOKLYN	NY	20.45%

FIDELITY INTERNATIONAL INDEX FUND	FIDELITY FOUR-IN-ONE INDEX FUND	BOSTON	MA	5.62%

FIDELITY LARGE CAP STOCK FUND	FIDELITY NON-PROFIT MGMT FNDTN	SALEM	NH	5.91%

FIDELITY TOTAL MARKET INDEX FUND	FIDELITY MANAGEMENT TRUST CO	SMITHFIELD	RI	7.30%

FIDELITY CONTRAFUND
Class Name	Owner Name	City	State	Ownership%

FIDELITY CONTRAFUND K6	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	7.25%

FIDELITY FLEX OPPORTUNISTIC INSIGHTS FUND	FMR CAPITAL	BOSTON	MA	30.00%

FIDELITY ADVISOR NEW INSIGHTS FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.87%

FIDELITY ADVISOR NEW INSIGHTS FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	9.41%

FIDELITY ADVISOR NEW INSIGHTS FUND: CLASS A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	7.53%

FIDELITY ADVISOR NEW INSIGHTS FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	5.59%

FIDELITY ADVISOR NEW INSIGHTS FUND: CLASS M	ING LIFE INSURANCE ANNUITY COMPANY	WINDSOR	MA	9.06%

FIDELITY ADVISOR NEW INSIGHTS FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	7.11%

FIDELITY ADVISOR NEW INSIGHTS FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	16.77%

FIDELITY ADVISOR NEW INSIGHTS FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	10.60%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR NEW INSIGHTS FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	8.77%

FIDELITY ADVISOR NEW INSIGHTS FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	7.17%

FIDELITY ADVISOR NEW INSIGHTS FUND: CLASS C	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	7.07%

FIDELITY ADVISOR NEW INSIGHTS FUND: CLASS C	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	6.13%

FIDELITY ADVISOR NEW INSIGHTS FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	27.09%

FIDELITY ADVISOR NEW INSIGHTS FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	13.65%

FIDELITY ADVISOR NEW INSIGHTS FUND: CLASS I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	5.94%

FIDELITY ADVISOR NEW INSIGHTS FUND: CLASS I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.46%

FIDELITY ADVISOR NEW INSIGHTS FUND: CLASS I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.22%

FIDELITY ADVISOR NEW INSIGHTS FUND: CLASS Z	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.39%

FIDELITY COVINGTON TRUST
Class Name	Owner Name	City	State	Ownership%

FIDELITY DIVIDEND ETF FOR RISING RATES	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	66.64%

FIDELITY DIVIDEND ETF FOR RISING RATES	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	11.11%

FIDELITY DIVIDEND ETF FOR RISING RATES	MERRILL LYNCH	NEW YORK	NY	6.59%

FIDELITY HIGH DIVIDEND ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	75.77%

FIDELITY HIGH DIVIDEND ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	6.72%

FIDELITY HIGH YIELD FACTOR ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	78.23%

FIDELITY HIGH YIELD FACTOR ETF	TD AMERITRADE CLEARING, INC	OMAHA	NE	12.23%

FIDELITY INTERNATIONAL HIGH DIVIDEND ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	83.29%

FIDELITY INTERNATIONAL VALUE FACTOR ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	81.90%

FIDELITY INTERNATIONAL VALUE FACTOR ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	11.07%

FIDELITY LOW VOLATILITY FACTOR ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	82.10%

FIDELITY MOMENTUM FACTOR ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	82.40%

FIDELITY MOMENTUM FACTOR ETF	FIFTH THIRD BANK	CINCINNATI	OH	5.90%

FIDELITY MSCI COMMUNICATION SERVICES INDEX ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	41.62%

FIDELITY MSCI COMMUNICATION SERVICES INDEX ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	36.85%

FIDELITY MSCI CONSUMER DISCRETIONARY INDEX ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	56.63%

FIDELITY MSCI CONSUMER DISCRETIONARY INDEX ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	28.72%

FIDELITY MSCI CONSUMER STAPLES INDEX ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	71.61%

FIDELITY MSCI CONSUMER STAPLES INDEX ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	12.83%

Class Name	Owner Name	City	State	Ownership%

FIDELITY MSCI ENERGY INDEX ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	75.52%

FIDELITY MSCI ENERGY INDEX ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	9.95%

FIDELITY MSCI FINANCIALS INDEX ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	70.59%

FIDELITY MSCI FINANCIALS INDEX ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	9.83%

FIDELITY MSCI HEALTH CARE INDEX ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	68.60%

FIDELITY MSCI HEALTH CARE INDEX ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	16.47%

FIDELITY MSCI INDUSTRIALS INDEX ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	66.76%

FIDELITY MSCI INDUSTRIALS INDEX ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	12.87%

FIDELITY MSCI INFORMATION TECHNOLOGY INDEX ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	66.13%

FIDELITY MSCI INFORMATION TECHNOLOGY INDEX ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	14.93%

FIDELITY MSCI MATERIALS INDEX ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	67.14%

FIDELITY MSCI MATERIALS INDEX ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	12.04%

FIDELITY MSCI MATERIALS INDEX ETF	TD AMERITRADE CLEARING, INC	OMAHA	NE	6.51%

FIDELITY MSCI REAL ESTATE INDEX ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	72.65%

FIDELITY MSCI REAL ESTATE INDEX ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	9.06%

FIDELITY MSCI REAL ESTATE INDEX ETF	TD AMERITRADE CLEARING, INC	OMAHA	NE	7.58%

FIDELITY MSCI UTILITIES INDEX ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	70.32%

FIDELITY MSCI UTILITIES INDEX ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	10.83%

FIDELITY MSCI UTILITIES INDEX ETF	TD AMERITRADE CLEARING, INC	OMAHA	NE	6.00%

FIDELITY QUALITY FACTOR ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	83.19%

FIDELITY SMALL-MID FACTOR ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	76.11%

FIDELITY SMALL-MID FACTOR ETF	BOFA SECURITIES, INC.	CHARLOTTE	NC	13.14%

FIDELITY STOCKS FOR INFLATION ETF	BOFA SECURITIES, INC.	CHARLOTTE	NC	47.68%

FIDELITY STOCKS FOR INFLATION ETF	GOLDMAN SACHS & CO. LLC	NEW YORK	NY	25.10%

FIDELITY STOCKS FOR INFLATION ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	23.44%

FIDELITY TARGETED EMERGING MARKETS FACTOR ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	59.16%

FIDELITY TARGETED EMERGING MARKETS FACTOR ETF	J.P. MORGAN SECURITIES LLC	BROOKLYN	NY	27.76%

FIDELITY TARGETED EMERGING MARKETS FACTOR ETF	PERSHING LLC	JERSEY CITY	NJ	5.91%

FIDELITY TARGETED INTERNATIONAL FACTOR ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	43.69%

FIDELITY TARGETED INTERNATIONAL FACTOR ETF	GOLDMAN SACHS & CO. LLC	NEW YORK	NY	24.51%

FIDELITY TARGETED INTERNATIONAL FACTOR ETF	CITIGROUP®	NEW YORK	NY	22.06%

FIDELITY VALUE FACTOR ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	80.29%

FIDELITY VALUE FACTOR ETF	TD AMERITRADE CLEARING, INC	OMAHA	NE	6.72%

FIDELITY DESTINY PORTFOLIOS
Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR CAPITAL DEVELOPMENT FUND: CLASS M	FIRST CLEARING LLC	SAINT LOUIS	MO	8.45%

FIDELITY ADVISOR CAPITAL DEVELOPMENT FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	6.74%

FIDELITY ADVISOR CAPITAL DEVELOPMENT FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	28.57%

FIDELITY ADVISOR CAPITAL DEVELOPMENT FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	6.22%

FIDELITY ADVISOR CAPITAL DEVELOPMENT FUND: CLASS I	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	38.72%

FIDELITY ADVISOR CAPITAL DEVELOPMENT FUND: CLASS I	MSCS FINANCIAL SERVICES DIVISION OF BROA	FORT WORTH	TX	9.93%

FIDELITY ADVISOR CAPITAL DEVELOPMENT FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.55%

FIDELITY ADVISOR DIVERSIFIED STOCK FUND: CLASS A	JOHN HANCOCK LIFE INSURANCE COMPANY USA	BOSTON	MA	7.25%

FIDELITY ADVISOR DIVERSIFIED STOCK FUND: CLASS M	ING LIFE INSURANCE ANNUITY COMPANY	WINDSOR	MA	10.84%

FIDELITY ADVISOR DIVERSIFIED STOCK FUND: CLASS M	ADP BROKERDEALER INC	BOSTON	MA	8.81%

FIDELITY ADVISOR DIVERSIFIED STOCK FUND: CLASS M	MMLD AVIATOR	SPRINGFIELD	MA	6.74%

FIDELITY ADVISOR DIVERSIFIED STOCK FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	9.73%

FIDELITY ADVISOR DIVERSIFIED STOCK FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	8.31%

FIDELITY ADVISOR DIVERSIFIED STOCK FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	5.97%

FIDELITY ADVISOR DIVERSIFIED STOCK FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	13.30%

FIDELITY ADVISOR DIVERSIFIED STOCK FUND: CLASS I	ADVISORS CLEARING NETWORK INC	PITTSBURGH	PA	11.98%

FIDELITY ADVISOR DIVERSIFIED STOCK FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.85%

FIDELITY ADVISOR DIVERSIFIED STOCK FUND: CLASS I	MSCS FINANCIAL SERVICES DIVISION OF BROA	FORT WORTH	TX	5.82%

FIDELITY ADVISOR DIVERSIFIED STOCK FUND: CLASS I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.42%

FIDELITY ADVISOR DIVERSIFIED STOCK FUND: CLASS Z	GREAT WEST LIFE AND ANNUITY	GREENWOOD VLG	CO	12.71%

FIDELITY ADVISOR DIVERSIFIED STOCK FUND: CLASS Z	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	9.20%

FIDELITY ADVISOR DIVERSIFIED STOCK FUND: CLASS Z	PRINCIPAL SECURITIES INC	DES MOINES	IA	8.89%

FIDELITY ADVISOR DIVERSIFIED STOCK FUND: CLASS Z	HARTFORD LIFE INSURANCE COMPANY	HARTFORD	CT	7.68%

FIDELITY ADVISOR DIVERSIFIED STOCK FUND: CLASS Z	EDWARD D JONES CO	SAINT LOUIS	MO	6.59%

FIDELITY ADVISOR DIVERSIFIED STOCK FUND: CLASS Z	MMLD AVIATOR	SPRINGFIELD	MA	5.59%

FIDELITY DEVONSHIRE TRUST
Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR MID CAP VALUE FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	11.09%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR MID CAP VALUE FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.72%

FIDELITY ADVISOR MID CAP VALUE FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	7.62%

FIDELITY ADVISOR MID CAP VALUE FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	12.09%

FIDELITY ADVISOR MID CAP VALUE FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.13%

FIDELITY ADVISOR MID CAP VALUE FUND: CLASS C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	10.03%

FIDELITY ADVISOR MID CAP VALUE FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	7.96%

FIDELITY ADVISOR MID CAP VALUE FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	7.36%

FIDELITY ADVISOR MID CAP VALUE FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	18.55%

FIDELITY ADVISOR MID CAP VALUE FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	11.43%

FIDELITY ADVISOR MID CAP VALUE FUND: CLASS I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	9.76%

FIDELITY ADVISOR MID CAP VALUE FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	7.94%

FIDELITY ADVISOR MID CAP VALUE FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.65%

FIDELITY ADVISOR MID CAP VALUE FUND: CLASS I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	5.57%

FIDELITY ADVISOR MID CAP VALUE FUND: CLASS Z	ADVANCED ADVISOR GROUP LLC	DENVER	CO	5.89%

FIDELITY ADVISOR STOCK SELECTOR LARGE CAP VALUE FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	9.24%

FIDELITY ADVISOR STOCK SELECTOR LARGE CAP VALUE FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.59%

FIDELITY ADVISOR STOCK SELECTOR LARGE CAP VALUE FUND: CLASS M	ADP BROKERDEALER INC	BOSTON	MA	9.41%

FIDELITY ADVISOR STOCK SELECTOR LARGE CAP VALUE FUND: CLASS C	MSCS FINANCIAL SERVICES DIVISION OF BROA	CLEVELAND	OH	15.64%

FIDELITY ADVISOR STOCK SELECTOR LARGE CAP VALUE FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	6.98%

FIDELITY ADVISOR STOCK SELECTOR LARGE CAP VALUE FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.19%

FIDELITY FINANCIAL TRUST
Class Name	Owner Name	City	State	Ownership%

FIDELITY CONVERTIBLE SECURITIES FUND*	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.32%

FIDELITY ADVISOR CONVERTIBLE SECURITIES FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	21.37%

FIDELITY ADVISOR CONVERTIBLE SECURITIES FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	7.58%

FIDELITY ADVISOR CONVERTIBLE SECURITIES FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.66%

FIDELITY ADVISOR CONVERTIBLE SECURITIES FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	15.27%

FIDELITY ADVISOR CONVERTIBLE SECURITIES FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	14.13%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR CONVERTIBLE SECURITIES FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	11.74%

FIDELITY ADVISOR CONVERTIBLE SECURITIES FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	8.38%

FIDELITY ADVISOR CONVERTIBLE SECURITIES FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	23.41%

FIDELITY ADVISOR CONVERTIBLE SECURITIES FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	12.91%

FIDELITY ADVISOR CONVERTIBLE SECURITIES FUND: CLASS I	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	12.06%

FIDELITY ADVISOR CONVERTIBLE SECURITIES FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	11.30%

FIDELITY HASTINGS STREET TRUST
Class Name	Owner Name	City	State	Ownership%

FIDELITY MEGA CAP STOCK FUND*	VIP FUNDSMANAGER 60% PORTFOLIO	BOSTON	MA	11.83%

FIDELITY MEGA CAP STOCK FUND*	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	9.55%

FIDELITY ADVISOR MEGA CAP STOCK FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	14.79%

FIDELITY ADVISOR MEGA CAP STOCK FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	11.11%

FIDELITY ADVISOR MEGA CAP STOCK FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.41%

FIDELITY ADVISOR MEGA CAP STOCK FUND: CLASS M	PRUDENTIAL INVESTMENT MGMT SERVICES LLC	HARTFORD	CT	59.58%

FIDELITY ADVISOR MEGA CAP STOCK FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	5.96%

FIDELITY ADVISOR MEGA CAP STOCK FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	25.12%

FIDELITY ADVISOR MEGA CAP STOCK FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	9.36%

FIDELITY ADVISOR MEGA CAP STOCK FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.59%

FIDELITY ADVISOR MEGA CAP STOCK FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.61%

FIDELITY ADVISOR MEGA CAP STOCK FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	44.27%

FIDELITY ADVISOR MEGA CAP STOCK FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	18.02%

FIDELITY ADVISOR MEGA CAP STOCK FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	12.42%

FIDELITY INVESTMENT TRUST
Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR CANADA FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	15.70%

FIDELITY ADVISOR CANADA FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.18%

FIDELITY ADVISOR CANADA FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	6.30%

FIDELITY ADVISOR CANADA FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	9.40%

FIDELITY ADVISOR CANADA FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	15.48%

FIDELITY ADVISOR CANADA FUND: CLASS C	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	9.16%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR CANADA FUND: CLASS C	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	6.05%

FIDELITY ADVISOR CANADA FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	5.13%

FIDELITY ADVISOR CANADA FUND: CLASS I	RBC WEALTH MGMT A DIV OF RBC CAP MKTS CO	MINNEAPOLIS	MN	21.51%

FIDELITY ADVISOR CANADA FUND: CLASS I	FIAM TOTAL ENDOWMENT LP	SMITHFIELD	RI	14.90%

FIDELITY ADVISOR CANADA FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	13.75%

FIDELITY ADVISOR CANADA FUND: CLASS I	FMTC-UNITIZED	MERRIMACK	NH	9.12%

FIDELITY ADVISOR CANADA FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	7.45%

FIDELITY ADVISOR CANADA FUND: CLASS I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.46%

FIDELITY ADVISOR CHINA REGION FUND: CLASS A	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	11.14%

FIDELITY ADVISOR CHINA REGION FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	10.10%

FIDELITY ADVISOR CHINA REGION FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	8.89%

FIDELITY ADVISOR CHINA REGION FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	21.30%

FIDELITY ADVISOR CHINA REGION FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	10.41%

FIDELITY ADVISOR CHINA REGION FUND: CLASS C	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	9.09%

FIDELITY ADVISOR CHINA REGION FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	8.39%

FIDELITY ADVISOR CHINA REGION FUND: CLASS C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	8.39%

FIDELITY ADVISOR CHINA REGION FUND: CLASS C	J P MORGAN SECURITIES INC	BROOKLYN	NY	6.51%

FIDELITY ADVISOR CHINA REGION FUND: CLASS C	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	6.33%

FIDELITY ADVISOR CHINA REGION FUND: CLASS C	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	5.33%

FIDELITY ADVISOR CHINA REGION FUND: CLASS I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	14.42%

FIDELITY ADVISOR CHINA REGION FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	11.90%

FIDELITY ADVISOR CHINA REGION FUND: CLASS I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	10.45%

FIDELITY ADVISOR CHINA REGION FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	10.13%

FIDELITY ADVISOR CHINA REGION FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.86%

FIDELITY ADVISOR CHINA REGION FUND: CLASS I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	7.69%

FIDELITY DIVERSIFIED INTERNATIONAL FUND*	STRATEGIC ADVISERS® FIDELITY INTERNATIONAL FUND	BOSTON	MA	15.62%

FIDELITY DIVERSIFIED INTERNATIONAL FUND*	STRATEGIC ADVISERS® INTERNATIONAL FUND	BOSTON	MA	7.30%

FIDELITY ADVISOR EMERGING EUROPE, MIDDLE EAST, AFRICA (EMEA) FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.52%

FIDELITY ADVISOR EMERGING EUROPE, MIDDLE EAST, AFRICA (EMEA) FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	11.40%

FIDELITY ADVISOR EMERGING EUROPE, MIDDLE EAST, AFRICA (EMEA) FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	8.08%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR EMERGING EUROPE, MIDDLE EAST, AFRICA (EMEA) FUND: CLASS A	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	6.24%

FIDELITY ADVISOR EMERGING EUROPE, MIDDLE EAST, AFRICA (EMEA) FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	14.60%

FIDELITY ADVISOR EMERGING EUROPE, MIDDLE EAST, AFRICA (EMEA) FUND: CLASS C	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	11.56%

FIDELITY ADVISOR EMERGING EUROPE, MIDDLE EAST, AFRICA (EMEA) FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	7.66%

FIDELITY ADVISOR EMERGING EUROPE, MIDDLE EAST, AFRICA (EMEA) FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.43%

FIDELITY ADVISOR EMERGING EUROPE, MIDDLE EAST, AFRICA (EMEA) FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	5.46%

FIDELITY ADVISOR EMERGING EUROPE, MIDDLE EAST, AFRICA (EMEA) FUND: CLASS I	J P MORGAN SECURITIES INC	BROOKLYN	NY	8.79%

FIDELITY ADVISOR EMERGING EUROPE, MIDDLE EAST, AFRICA (EMEA) FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	5.41%

FIDELITY EMERGING MARKETS DISCOVERY FUND*	VIP FUNDSMANAGER 60% PORTFOLIO	BOSTON	MA	11.45%

FIDELITY EMERGING MARKETS DISCOVERY FUND*	VIP FUNDSMANAGER 50% PORTFOLIO	BOSTON	MA	10.61%

FIDELITY ADVISOR EMERGING MARKETS DISCOVERY FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	19.69%

FIDELITY ADVISOR EMERGING MARKETS DISCOVERY FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.59%

FIDELITY ADVISOR EMERGING MARKETS DISCOVERY FUND: CLASS A	EDWARD D JONES CO	SAINT LOUIS	MO	10.07%

FIDELITY ADVISOR EMERGING MARKETS DISCOVERY FUND: CLASS A	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	7.15%

FIDELITY ADVISOR EMERGING MARKETS DISCOVERY FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	20.29%

FIDELITY ADVISOR EMERGING MARKETS DISCOVERY FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	16.12%

FIDELITY ADVISOR EMERGING MARKETS DISCOVERY FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	15.11%

FIDELITY ADVISOR EMERGING MARKETS DISCOVERY FUND: CLASS C	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	12.49%

FIDELITY ADVISOR EMERGING MARKETS DISCOVERY FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	9.55%

FIDELITY ADVISOR EMERGING MARKETS DISCOVERY FUND: CLASS C	STIFEL NICOLAUS CO INC	SAINT LOUIS	MO	8.38%

FIDELITY ADVISOR EMERGING MARKETS DISCOVERY FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	36.17%

FIDELITY ADVISOR EMERGING MARKETS DISCOVERY FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	16.37%

FIDELITY ADVISOR EMERGING MARKETS DISCOVERY FUND: CLASS I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	6.25%

FIDELITY EMERGING MARKETS FUND*	STRATEGIC ADVISERS® EMERGING MARKETS FUND	BOSTON	MA	12.07%

FIDELITY EMERGING MARKETS FUND*	FIDELITY EMERGING MARKETS FUND	BROOKLYN	NY	10.08%

FIDELITY ENDURING OPPORTUNITIES FUND	FMR CAPITAL	BOSTON	MA	56.88%

FIDELITY EUROPE FUND*	VIP FUNDSMANAGER 60% PORTFOLIO	BOSTON	MA	5.54%

FIDELITY ADVISOR EUROPE FUND: CLASS A	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	33.31%

FIDELITY ADVISOR EUROPE FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	12.65%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR EUROPE FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	6.43%

FIDELITY ADVISOR EUROPE FUND: CLASS C	J P MORGAN SECURITIES INC	BROOKLYN	NY	14.78%

FIDELITY ADVISOR EUROPE FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	13.98%

FIDELITY ADVISOR EUROPE FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	6.43%

FIDELITY ADVISOR EUROPE FUND: CLASS I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	10.41%

FIDELITY ADVISOR EUROPE FUND: CLASS I	SERGEANT	ST JOHN’S WOOD	UNITED KINGDOM	9.17%

FIDELITY ADVISOR EUROPE FUND: CLASS I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	8.73%

FIDELITY ADVISOR EUROPE FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	8.34%

FIDELITY ADVISOR EUROPE FUND: CLASS I	TYE	WINTER PARK	FL	6.29%

FIDELITY ADVISOR EUROPE FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	5.66%

FIDELITY ADVISOR EUROPE FUND: CLASS I	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	5.42%

FIDELITY FLEX INTERNATIONAL FUND	FMR CAPITAL	BOSTON	MA	7.68%

FIDELITY GLOBAL COMMODITY STOCK FUND*	VIP FUNDSMANAGER 60% PORTFOLIO	BOSTON	MA	19.95%

FIDELITY GLOBAL COMMODITY STOCK FUND*	VIP FUNDSMANAGER 50% PORTFOLIO	BOSTON	MA	13.10%

FIDELITY GLOBAL COMMODITY STOCK FUND*	VIP FUNDSMANAGER® 70% PORTFOLIO	BOSTON	MA	5.57%

FIDELITY ADVISOR GLOBAL COMMODITY STOCK FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	31.34%

FIDELITY ADVISOR GLOBAL COMMODITY STOCK FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	11.19%

FIDELITY ADVISOR GLOBAL COMMODITY STOCK FUND: CLASS A	NORTHWESTERN MUTUAL INVESTMENT SERVICES	ADEL	IA	5.44%

FIDELITY ADVISOR GLOBAL COMMODITY STOCK FUND: CLASS M	FIRST CLEARING LLC	SAINT LOUIS	MO	6.97%

FIDELITY ADVISOR GLOBAL COMMODITY STOCK FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	6.59%

FIDELITY ADVISOR GLOBAL COMMODITY STOCK FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	24.25%

FIDELITY ADVISOR GLOBAL COMMODITY STOCK FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	11.70%

FIDELITY ADVISOR GLOBAL COMMODITY STOCK FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	11.58%

FIDELITY ADVISOR GLOBAL COMMODITY STOCK FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	9.84%

FIDELITY ADVISOR GLOBAL COMMODITY STOCK FUND: CLASS C	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	5.71%

FIDELITY ADVISOR GLOBAL COMMODITY STOCK FUND: CLASS I	FLATLEY	BRAINTREE	MA	27.27%

FIDELITY ADVISOR GLOBAL COMMODITY STOCK FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	12.90%

FIDELITY ADVISOR GLOBAL COMMODITY STOCK FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.08%

FIDELITY ADVISOR GLOBAL COMMODITY STOCK FUND: CLASS I	FLATLEY	BRAINTREE	MA	5.87%

FIDELITY ADVISOR GLOBAL COMMODITY STOCK FUND: CLASS I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.27%

FIDELITY INFRASTRUCTURE FUND	FMR CAPITAL	BOSTON	MA	10.47%

FIDELITY INTERNATIONAL CAPITAL APPRECIATION FUND	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	30.27%

FIDELITY INTERNATIONAL DISCOVERY FUND*	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	20.01%

Class Name	Owner Name	City	State	Ownership%

FIDELITY INTERNATIONAL DISCOVERY FUND*	STRATEGIC ADVISERS® INTERNATIONAL FUND	BOSTON	MA	15.43%

FIDELITY INTERNATIONAL DISCOVERY FUND*	CISCO INTERNATIONAL EQUITY	SAN JOSE	CA	6.04%

FIDELITY ADVISOR INTERNATIONAL DISCOVERY FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	12.94%

FIDELITY ADVISOR INTERNATIONAL DISCOVERY FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.59%

FIDELITY ADVISOR INTERNATIONAL DISCOVERY FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	7.28%

FIDELITY ADVISOR INTERNATIONAL DISCOVERY FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	12.90%

FIDELITY ADVISOR INTERNATIONAL DISCOVERY FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.13%

FIDELITY ADVISOR INTERNATIONAL DISCOVERY FUND: CLASS I	US BANK	MILWAUKEE	MN	26.22%

FIDELITY ADVISOR INTERNATIONAL DISCOVERY FUND: CLASS Z	ALERUS FINANCIAL NA	GRAND FORKS	ND	17.96%

FIDELITY ADVISOR INTERNATIONAL DISCOVERY FUND: CLASS Z	GREAT WEST LIFE AND ANNUITY	ENGLEWOOD	CO	17.12%

FIDELITY ADVISOR INTERNATIONAL DISCOVERY FUND: CLASS Z	TD AMERITRADE CLEARING IN	WILSON	WY	8.81%

FIDELITY ADVISOR INTERNATIONAL DISCOVERY FUND: CLASS Z	MSCS FINANCIAL SERVICES DIVISION OF BROA	DENVER	CO	8.75%

FIDELITY ADVISOR INTERNATIONAL DISCOVERY FUND: CLASS Z	PRINCIPAL SECURITIES INC	DES MOINES	IA	5.20%

FIDELITY INTERNATIONAL GROWTH FUND*	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	6.50%

FIDELITY ADVISOR INTERNATIONAL GROWTH FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.41%

FIDELITY ADVISOR INTERNATIONAL GROWTH FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	11.69%

FIDELITY ADVISOR INTERNATIONAL GROWTH FUND: CLASS A	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	6.79%

FIDELITY ADVISOR INTERNATIONAL GROWTH FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	8.45%

FIDELITY ADVISOR INTERNATIONAL GROWTH FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	16.07%

FIDELITY ADVISOR INTERNATIONAL GROWTH FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	11.14%

FIDELITY ADVISOR INTERNATIONAL GROWTH FUND: CLASS C	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	9.77%

FIDELITY ADVISOR INTERNATIONAL GROWTH FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	9.51%

FIDELITY ADVISOR INTERNATIONAL GROWTH FUND: CLASS C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	7.04%

FIDELITY ADVISOR INTERNATIONAL GROWTH FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	30.46%

FIDELITY ADVISOR INTERNATIONAL GROWTH FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	19.64%

FIDELITY ADVISOR INTERNATIONAL GROWTH FUND: CLASS I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.85%

FIDELITY ADVISOR INTERNATIONAL GROWTH FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	5.61%

FIDELITY INTERNATIONAL SMALL CAP FUND*	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	13.69%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP FUND: CLASS A	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	38.44%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	7.30%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.93%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP FUND: CLASS A	EDWARD D JONES CO	SAINT LOUIS	MO	5.13%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	5.12%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	13.98%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.20%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	9.71%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP FUND: CLASS C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	7.90%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP FUND: CLASS C	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	5.99%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP FUND: CLASS C	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	5.16%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	17.07%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP FUND: CLASS I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	14.22%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	12.51%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	11.63%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	11.58%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP FUND: CLASS I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	6.10%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP FUND: CLASS I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	5.19%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP FUND: CLASS Z	THE NORTHERN TRUST CO	CHICAGO	IL	8.41%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP FUND: CLASS Z	MSCS FINANCIAL SERVICES DIVISION OF BROA	PITTSBURGH	PA	5.29%

FIDELITY INTERNATIONAL SMALL CAP OPPORTUNITIES FUND*	FIDELITY NON-PROFIT MGMT FNDTN	SALEM	NH	9.82%

FIDELITY INTERNATIONAL SMALL CAP OPPORTUNITIES FUND*	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	7.39%

FIDELITY INTERNATIONAL SMALL CAP OPPORTUNITIES FUND*	STRATEGIC ADVISERS INTERNATIONAL FUND	BOSTON	MA	5.30%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP OPPORTUNITIES FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	9.35%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP OPPORTUNITIES FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.23%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP OPPORTUNITIES FUND: CLASS M	CETERA ADVISOR NETWORKS LLC	NEW YORK	NY	5.47%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP OPPORTUNITIES FUND: CLASS M	CETERA ADVISOR NETWORKS LLC	NEW YORK	NY	5.01%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP OPPORTUNITIES FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	11.02%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP OPPORTUNITIES FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	6.61%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP OPPORTUNITIES FUND: CLASS C	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	6.20%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP OPPORTUNITIES FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	5.32%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP OPPORTUNITIES FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	13.26%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP OPPORTUNITIES FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	11.42%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP OPPORTUNITIES FUND: CLASS I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	10.81%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP OPPORTUNITIES FUND: CLASS I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	10.50%

FIDELITY ADVISOR INTERNATIONAL SMALL CAP OPPORTUNITIES FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.03%

FIDELITY INTERNATIONAL VALUE FUND*	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	45.58%

FIDELITY INTERNATIONAL VALUE FUND*	VIP FUNDSMANAGER 60% PORTFOLIO	BOSTON	MA	14.98%

FIDELITY INTERNATIONAL VALUE FUND*	VIP FUNDSMANAGER 50% PORTFOLIO	BOSTON	MA	11.00%

FIDELITY ADVISOR INTERNATIONAL VALUE FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	15.01%

FIDELITY ADVISOR INTERNATIONAL VALUE FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.83%

FIDELITY ADVISOR INTERNATIONAL VALUE FUND: CLASS M	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	8.07%

FIDELITY ADVISOR INTERNATIONAL VALUE FUND: CLASS C	STIFEL NICOLAUS CO INC	SAINT LOUIS	MO	19.09%

FIDELITY ADVISOR INTERNATIONAL VALUE FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	44.83%

FIDELITY ADVISOR INTERNATIONAL VALUE FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	19.62%

FIDELITY ADVISOR INTERNATIONAL VALUE FUND: CLASS Z	FIDELITY RETIREMENT SAVINGS PLAN	WESTON	MA	16.50%

FIDELITY ADVISOR INTERNATIONAL VALUE FUND: CLASS Z	FIDELITY RETIREMENT SAVINGS PLAN	WESTON	MA	14.91%

FIDELITY JAPAN FUND*	VIP FUNDSMANAGER 60% PORTFOLIO	BOSTON	MA	30.09%

FIDELITY JAPAN FUND*	VIP FUNDSMANAGER 50% PORTFOLIO	BOSTON	MA	23.30%

FIDELITY JAPAN FUND*	VIP FUNDSMANAGER 70% PORTFOLIO	BOSTON	MA	9.09%

FIDELITY ADVISOR JAPAN FUND: CLASS A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	27.69%

FIDELITY ADVISOR JAPAN FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	14.60%

FIDELITY ADVISOR JAPAN FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	6.83%

FIDELITY ADVISOR JAPAN FUND: CLASS A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	6.02%

FIDELITY ADVISOR JAPAN FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	16.12%

FIDELITY ADVISOR JAPAN FUND: CLASS C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	41.16%

FIDELITY ADVISOR JAPAN FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	12.78%

FIDELITY ADVISOR JAPAN FUND: CLASS C	J P MORGAN SECURITIES INC	BROOKLYN	NY	11.34%

FIDELITY ADVISOR JAPAN FUND: CLASS I	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	80.96%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR JAPAN FUND: CLASS I	STRATEGIC ADVISERS INTERNATIONAL FUND	BOSTON	MA	15.49%

FIDELITY JAPAN SMALLER COMPANIES FUND	STRATEGIC ADVISERS INTERNATIONAL FUND	BOSTON	MA	17.19%

FIDELITY JAPAN SMALLER COMPANIES FUND	VIP FUNDSMANAGER 60% PORTFOLIO	BOSTON	MA	13.58%

FIDELITY JAPAN SMALLER COMPANIES FUND	VIP FUNDSMANAGER 50% PORTFOLIO	BOSTON	MA	11.88%

FIDELITY JAPAN SMALLER COMPANIES FUND	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	6.54%

FIDELITY ADVISOR LATIN AMERICA FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	10.51%

FIDELITY ADVISOR LATIN AMERICA FUND: CLASS M	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	6.74%

FIDELITY ADVISOR LATIN AMERICA FUND: CLASS C	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	10.60%

FIDELITY ADVISOR LATIN AMERICA FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	5.85%

FIDELITY ADVISOR LATIN AMERICA FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.65%

FIDELITY ADVISOR LATIN AMERICA FUND: CLASS I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	66.69%

FIDELITY OVERSEAS FUND*	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	22.24%

FIDELITY OVERSEAS FUND*	STRATEGIC ADVISERS INTERNATIONAL FUND	BOSTON	MA	8.40%

FIDELITY OVERSEAS FUND*	VIP FUNDSMANAGER 60% PORTFOLIO	BOSTON	MA	6.54%

FIDELITY PACIFIC BASIN FUND	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	17.92%

FIDELITY ADVISOR TOTAL EMERGING MARKETS FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	18.11%

FIDELITY ADVISOR TOTAL EMERGING MARKETS FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	14.76%

FIDELITY ADVISOR TOTAL EMERGING MARKETS FUND: CLASS A	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	8.74%

FIDELITY ADVISOR TOTAL EMERGING MARKETS FUND: CLASS A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	6.34%

FIDELITY ADVISOR TOTAL EMERGING MARKETS FUND: CLASS A	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	5.88%

FIDELITY ADVISOR TOTAL EMERGING MARKETS FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	13.39%

FIDELITY ADVISOR TOTAL EMERGING MARKETS FUND: CLASS M	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	8.73%

FIDELITY ADVISOR TOTAL EMERGING MARKETS FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	27.02%

FIDELITY ADVISOR TOTAL EMERGING MARKETS FUND: CLASS C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	15.34%

FIDELITY ADVISOR TOTAL EMERGING MARKETS FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	14.33%

FIDELITY ADVISOR TOTAL EMERGING MARKETS FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	7.82%

FIDELITY ADVISOR TOTAL EMERGING MARKETS FUND: CLASS C	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	7.02%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR TOTAL EMERGING MARKETS FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	30.79%

FIDELITY ADVISOR TOTAL EMERGING MARKETS FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	13.77%

FIDELITY ADVISOR TOTAL EMERGING MARKETS FUND: CLASS I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	13.51%

FIDELITY ADVISOR TOTAL EMERGING MARKETS FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	9.35%

FIDELITY ADVISOR TOTAL EMERGING MARKETS FUND: CLASS I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	7.22%

FIDELITY ADVISOR TOTAL EMERGING MARKETS FUND: CLASS I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.33%

FIDELITY ADVISOR TOTAL EMERGING MARKETS FUND: CLASS Z	RELIANCE TRUST CO	ATLANTA	GA	12.09%

FIDELITY ADVISOR TOTAL INTERNATIONAL EQUITY FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	13.02%

FIDELITY ADVISOR TOTAL INTERNATIONAL EQUITY FUND: CLASS A	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	9.67%

FIDELITY ADVISOR TOTAL INTERNATIONAL EQUITY FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.81%

FIDELITY ADVISOR TOTAL INTERNATIONAL EQUITY FUND: CLASS M	PRUDENTIAL INVESTMENT MGMT SERVICES LLC	HARTFORD	CT	71.94%

FIDELITY ADVISOR TOTAL INTERNATIONAL EQUITY FUND: CLASS C	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	7.48%

FIDELITY ADVISOR TOTAL INTERNATIONAL EQUITY FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	16.14%

FIDELITY ADVISOR TOTAL INTERNATIONAL EQUITY FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.75%

FIDELITY ADVISOR TOTAL INTERNATIONAL EQUITY FUND: CLASS I	INTEGRATED FINL PLANNING SVS	WEST HARTFORD	CT	6.22%

FIDELITY ADVISOR TOTAL INTERNATIONAL EQUITY FUND: CLASS Z	FIDELITY RETIREMENT SAVINGS PLAN	BOSTON	MA	5.85%

FIDELITY ADVISOR WORLDWIDE FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.21%

FIDELITY ADVISOR WORLDWIDE FUND: CLASS A	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	10.91%

FIDELITY ADVISOR WORLDWIDE FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	9.91%

FIDELITY ADVISOR WORLDWIDE FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	7.17%

FIDELITY ADVISOR WORLDWIDE FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	16.23%

FIDELITY ADVISOR WORLDWIDE FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.61%

FIDELITY ADVISOR WORLDWIDE FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	30.58%

FIDELITY ADVISOR WORLDWIDE FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	20.46%

FIDELITY ADVISOR WORLDWIDE FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	7.87%

FIDELITY ADVISOR WORLDWIDE FUND: CLASS Z	STATE STREET BANK TRUST CO	HARRISON	NY	8.88%

FIDELITY MAGELLAN FUND
Class Name	Owner Name	City	State	Ownership%

FIDELITY MAGELLAN FUND*	STRATEGIC ADVISERS® FIDELITY U.S. TOTAL STOCK FUND	BOSTON	MA	7.72%

FIDELITY MT. VERNON STREET TRUST
Class Name	Owner Name	City	State	Ownership%

FIDELITY FLEX MID CAP GROWTH FUND	FMR CAPITAL	BOSTON	MA	100.00%

FIDELITY GROWTH COMPANY FUND*	STRATEGIC ADVISERS® GROWTH FUND	BOSTON	MA	9.41%

FIDELITY GROWTH COMPANY FUND*	STRATEGIC ADVISERS FIDELITY U.S. TOTAL STOCK FUND	BOSTON	MA	8.98%

FIDELITY PURITAN TRUST
Class Name	Owner Name	City	State	Ownership%

FIDELITY FLEX INTRINSIC OPPORTUNITIES FUND	FMR CAPITAL	BOSTON	MA	34.52%

FIDELITY VALUE DISCOVERY FUND*	FIDELITY NON-PROFIT MGMT FNDTN	SALEM	NH	12.43%

FIDELITY VALUE DISCOVERY FUND*	FIDELITY FOUNDATION	SALEM	NH	7.19%

FIDELITY SECURITIES FUND
Class Name	Owner Name	City	State	Ownership%

FIDELITY FLEX LARGE CAP GROWTH FUND	FMR CAPITAL	BOSTON	MA	21.78%

FIDELITY OTC PORTFOLIO: CLASS K	NATIONWIDE LIFE INSURANCE COMPANY	QUINCY	NY	50.48%

FIDELITY REAL ESTATE INCOME FUND*	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	9.10%

FIDELITY ADVISOR REAL ESTATE INCOME FUND: CLASS A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	19.31%

FIDELITY ADVISOR REAL ESTATE INCOME FUND: CLASS A	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	18.27%

FIDELITY ADVISOR REAL ESTATE INCOME FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	10.54%

FIDELITY ADVISOR REAL ESTATE INCOME FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	6.13%

FIDELITY ADVISOR REAL ESTATE INCOME FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.09%

FIDELITY ADVISOR REAL ESTATE INCOME FUND: CLASS A	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	5.51%

FIDELITY ADVISOR REAL ESTATE INCOME FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	11.75%

FIDELITY ADVISOR REAL ESTATE INCOME FUND: CLASS M	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	9.98%

FIDELITY ADVISOR REAL ESTATE INCOME FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	17.81%

FIDELITY ADVISOR REAL ESTATE INCOME FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	13.64%

FIDELITY ADVISOR REAL ESTATE INCOME FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	10.10%

FIDELITY ADVISOR REAL ESTATE INCOME FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.34%

FIDELITY ADVISOR REAL ESTATE INCOME FUND: CLASS C	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.78%

FIDELITY ADVISOR REAL ESTATE INCOME FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	17.87%

FIDELITY ADVISOR REAL ESTATE INCOME FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	15.35%

FIDELITY ADVISOR REAL ESTATE INCOME FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	9.23%

FIDELITY ADVISOR REAL ESTATE INCOME FUND: CLASS I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	9.16%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR REAL ESTATE INCOME FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	6.98%

FIDELITY ADVISOR REAL ESTATE INCOME FUND: CLASS I	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	6.32%

FIDELITY ADVISOR REAL ESTATE INCOME FUND: CLASS I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	5.13%

FIDELITY ADVISOR REAL ESTATE INCOME FUND: CLASS Z	J P MORGAN SECURITIES INC	BROOKLYN	NY	26.81%

FIDELITY ADVISOR REAL ESTATE INCOME FUND: CLASS Z	UMBSC & CO NOMINEE UMB BANK NA	KANSAS CITY	MO	10.46%

FIDELITY SMALL CAP GROWTH FUND*	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.27%

FIDELITY ADVISOR SMALL CAP GROWTH FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	10.35%

FIDELITY ADVISOR SMALL CAP GROWTH FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.06%

FIDELITY ADVISOR SMALL CAP GROWTH FUND: CLASS M	PRUDENTIAL INVESTMENT MGMT SERVICES LLC	HARTFORD	CT	14.29%

FIDELITY ADVISOR SMALL CAP GROWTH FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	13.32%

FIDELITY ADVISOR SMALL CAP GROWTH FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.37%

FIDELITY ADVISOR SMALL CAP GROWTH FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	9.33%

FIDELITY ADVISOR SMALL CAP GROWTH FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	5.69%

FIDELITY ADVISOR SMALL CAP GROWTH FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.62%

FIDELITY ADVISOR SMALL CAP GROWTH FUND: CLASS I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	8.79%

FIDELITY ADVISOR SMALL CAP GROWTH FUND: CLASS I	GREAT WEST LIFE AND ANNUITY	ENGLEWOOD	CO	7.74%

FIDELITY ADVISOR SMALL CAP GROWTH FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	7.03%

FIDELITY ADVISOR SMALL CAP GROWTH FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	6.39%

FIDELITY ADVISOR SMALL CAP GROWTH FUND: CLASS Z	ALERUS FINANCIAL NA	GRAND FORKS	ND	11.14%

FIDELITY ADVISOR SMALL CAP GROWTH FUND: CLASS Z	WELLS FARGO BANK NA	CHARLOTTE	NC	9.82%

FIDELITY ADVISOR SMALL CAP GROWTH FUND: CLASS Z	SEI INVESTMENTS DISTRIBUTION CO	OAKS	PA	6.25%

FIDELITY ADVISOR SMALL CAP GROWTH FUND: CLASS Z	PRINCIPAL SECURITIES INC	DES MOINES	IA	5.27%

FIDELITY ADVISOR SMALL CAP VALUE FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.11%

FIDELITY ADVISOR SMALL CAP VALUE FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	8.52%

FIDELITY ADVISOR SMALL CAP VALUE FUND: CLASS M	PRUDENTIAL INVESTMENT MGMT SERVICES LLC	HARTFORD	CT	15.35%

FIDELITY ADVISOR SMALL CAP VALUE FUND: CLASS M	PRINCIPAL SECURITIES INC	DES MOINES	IA	10.56%

FIDELITY ADVISOR SMALL CAP VALUE FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	6.54%

FIDELITY ADVISOR SMALL CAP VALUE FUND: CLASS M	PRUDENTIAL INVESTMENT MGMT SERVICES LLC	EAST LANSING	MI	6.11%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR SMALL CAP VALUE FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	11.02%

FIDELITY ADVISOR SMALL CAP VALUE FUND: CLASS C	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	10.77%

FIDELITY ADVISOR SMALL CAP VALUE FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.74%

FIDELITY ADVISOR SMALL CAP VALUE FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	7.34%

FIDELITY ADVISOR SMALL CAP VALUE FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	5.04%

FIDELITY ADVISOR SMALL CAP VALUE FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	8.50%

FIDELITY ADVISOR SMALL CAP VALUE FUND: CLASS I	PRINCIPAL SECURITIES INC	DES MOINES	IA	8.07%

FIDELITY ADVISOR SMALL CAP VALUE FUND: CLASS I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	7.26%

FIDELITY ADVISOR SMALL CAP VALUE FUND: CLASS I	RELIANCE TRUST COMPANY	MILWAUKEE	WI	7.16%

FIDELITY ADVISOR SMALL CAP VALUE FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	5.85%

FIDELITY ADVISOR SMALL CAP VALUE FUND: CLASS I	US BANK	MILWAUKEE	WI	5.21%

FIDELITY ADVISOR SMALL CAP VALUE FUND: CLASS I	GREAT WEST LIFE AND ANNUITY	ENGLEWOOD	CO	5.04%

FIDELITY ADVISOR SMALL CAP VALUE FUND: CLASS I	PRUDENTIAL INVESTMENT MGMT SERVICES LLC	WALNUT CREEK	CA	5.01%

FIDELITY ADVISOR SMALL CAP VALUE FUND: CLASS Z	SEI INVESTMENTS DISTRIBUTION CO	OAKS	PA	7.01%

FIDELITY SELECT PORTFOLIOS
Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR COMMUNICATION SERVICES FUND: CLASS A	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	10.48%

FIDELITY ADVISOR COMMUNICATION SERVICES FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	7.67%

FIDELITY ADVISOR COMMUNICATION SERVICES FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	12.30%

FIDELITY ADVISOR COMMUNICATION SERVICES FUND: CLASS M	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	8.00%

FIDELITY ADVISOR COMMUNICATION SERVICES FUND: CLASS M	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.67%

FIDELITY ADVISOR COMMUNICATION SERVICES FUND: CLASS M	FMR CAPITAL	BOSTON	MA	5.15%

FIDELITY ADVISOR COMMUNICATION SERVICES FUND: CLASS C	STIFEL NICOLAUS CO INC	SAINT LOUIS	MO	32.55%

FIDELITY ADVISOR COMMUNICATION SERVICES FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	9.61%

FIDELITY ADVISOR COMMUNICATION SERVICES FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	8.36%

FIDELITY ADVISOR COMMUNICATION SERVICES FUND: CLASS C	J P MORGAN SECURITIES INC	BROOKLYN	NY	7.81%

FIDELITY ADVISOR COMMUNICATION SERVICES FUND: CLASS C	FMR CAPITAL	BOSTON	MA	5.84%

FIDELITY ADVISOR COMMUNICATION SERVICES FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	25.60%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR COMMUNICATION SERVICES FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	14.20%

FIDELITY ADVISOR COMMUNICATION SERVICES FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.68%

FIDELITY ADVISOR COMMUNICATION SERVICES FUND: CLASS Z	CASE	SAN DIEGO	CA	18.57%

FIDELITY ADVISOR COMMUNICATION SERVICES FUND: CLASS Z	ANDLER	EVERETT	MA	11.60%

FIDELITY ADVISOR COMMUNICATION SERVICES FUND: CLASS Z	KLEIN	NEW ALBANY	IN	6.73%

FIDELITY ADVISOR COMMUNICATION SERVICES FUND: CLASS Z	FMR CAPITAL	BOSTON	MA	6.39%

FIDELITY ADVISOR COMMUNICATION SERVICES FUND: CLASS Z	MURPHY	ORANGE	CA	5.82%

FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	15.70%

FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.49%

FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS A	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.10%

FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	11.95%

FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS M	RBC WEALTH MGMT A DIV OF RBC CAP MKTS CO	MINNEAPOLIS	MN	5.14%

FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	12.03%

FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.88%

FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	8.84%

FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	8.46%

FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS C	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	5.95%

FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	18.05%

FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	17.97%

FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	17.54%

FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.93%

FIDELITY FLEX REAL ESTATE FUND	RSL MANAGEMENT CORPORATION 401K PLAN	MANORVILLE	NY	20.93%

FIDELITY FLEX REAL ESTATE FUND	NATIONAL TELECONSULTANTS RETIREMENT SAVINGS PLAN	SHERMAN OAKS	CA	18.33%

FIDELITY FLEX REAL ESTATE FUND	FMR CAPITAL	BOSTON	MA	13.22%

FIDELITY FLEX REAL ESTATE FUND	NATIONAL TELECONSULTANTS RETIREMENT SAVINGS PLAN	SHERMAN OAKS	CA	12.97%

FIDELITY FLEX REAL ESTATE FUND	FINTRAC INC 401K PLAN	ST. THOMAS	VI	6.56%

FIDELITY SELECT GOLD PORTFOLIO*	VIP FUNDSMANAGER 60% PORTFOLIO	BOSTON	MA	6.18%

FIDELITY SELECT GOLD PORTFOLIO*	VIP FUNDSMANAGER 50% PORTFOLIO	BOSTON	MA	5.66%

FIDELITY ADVISOR GOLD FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	12.66%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR GOLD FUND: CLASS A	J P MORGAN SECURITIES INC	BROOKLYN	NY	9.25%

FIDELITY ADVISOR GOLD FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.54%

FIDELITY ADVISOR GOLD FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	13.98%

FIDELITY ADVISOR GOLD FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	60.59%

FIDELITY ADVISOR GOLD FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	54.27%

FIDELITY ADVISOR GOLD FUND: CLASS I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	10.78%

FIDELITY ADVISOR GOLD FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.41%

FIDELITY INTERNATIONAL REAL ESTATE FUND*	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	13.27%

FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	15.89%

FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.35%

FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS A	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	7.38%

FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS A	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.76%

FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	19.84%

FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS M	CADARET GRANT CO INC	WEST NYACK	NY	5.75%

FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS M	CADARET GRANT CO INC	WEST NYACK	NY	5.28%

FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	11.71%

FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.06%

FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS C	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	7.59%

FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.89%

FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	6.60%

FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS I	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	53.17%

FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS I	FIDELITY CHARITABLE GIFT FUND: CHARITABLE LEGACY POOL	BOSTON	MA	7.62%

FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.02%

FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS Z	WELLS FARGO BANK MN NA	MINNEAPOLIS	MN	80.54%

FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS Z	SEI INVESTMENTS DISTRIBUTION CO	OAKS	PA	9.20%

FIDELITY ADVISOR MATERIALS FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	12.64%

FIDELITY ADVISOR MATERIALS FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.70%

FIDELITY ADVISOR MATERIALS FUND: CLASS A	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	6.94%

FIDELITY ADVISOR MATERIALS FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	8.66%

FIDELITY ADVISOR MATERIALS FUND: CLASS M	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	8.16%

FIDELITY ADVISOR MATERIALS FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	16.89%

FIDELITY ADVISOR MATERIALS FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	9.52%

FIDELITY ADVISOR MATERIALS FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	8.99%

FIDELITY ADVISOR MATERIALS FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.88%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR MATERIALS FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	9.41%

FIDELITY ADVISOR MATERIALS FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	9.19%

FIDELITY ADVISOR MATERIALS FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.34%

FIDELITY ADVISOR MATERIALS FUND: CLASS I	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	7.53%

FIDELITY ADVISOR MATERIALS FUND: CLASS I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.15%

FIDELITY ADVISOR MATERIALS FUND: CLASS I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	5.06%

FIDELITY ADVISOR MATERIALS FUND: CLASS Z	PERSHING LLC	JERSEY CITY	NJ	6.81%

FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	8.92%

FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS A	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.52%

FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS M	ETRADE CLEARING LLC	ENGLEWOOD	CO	12.64%

FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS M	SAMMONS FINANCIAL NETWORK LLC	WEST DES MOINES	IA	10.24%

FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	6.88%

FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	11.66%

FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	10.57%

FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	7.29%

FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	5.51%

FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS C	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.42%

FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	42.22%

FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.02%

FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	7.18%

FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	7.08%

FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	6.14%

FIDELITY SELECT INDUSTRIALS PORTFOLIO	SUTTER HEALTH	SACRAMENTO	CA	6.73%

FIDELITY SUMMER STREET TRUST
Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR GLOBAL HIGH INCOME FUND: CLASS A	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	14.52%

FIDELITY ADVISOR GLOBAL HIGH INCOME FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	13.94%

FIDELITY ADVISOR GLOBAL HIGH INCOME FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	9.17%

FIDELITY ADVISOR GLOBAL HIGH INCOME FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	13.81%

FIDELITY ADVISOR GLOBAL HIGH INCOME FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	7.25%

FIDELITY ADVISOR GLOBAL HIGH INCOME FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.84%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR GLOBAL HIGH INCOME FUND: CLASS C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	5.43%

FIDELITY ADVISOR GLOBAL HIGH INCOME FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	33.65%

FIDELITY ADVISOR GLOBAL HIGH INCOME FUND: CLASS I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	29.87%

FIDELITY ADVISOR GLOBAL HIGH INCOME FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	10.21%

FIDELITY ADVISOR HIGH INCOME FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	9.53%

FIDELITY ADVISOR HIGH INCOME FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.20%

FIDELITY ADVISOR HIGH INCOME FUND: CLASS M	FIRST BANK AND TRUST	BROOKINGS	SD	19.46%

FIDELITY ADVISOR HIGH INCOME FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	5.16%

FIDELITY ADVISOR HIGH INCOME FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	14.43%

FIDELITY ADVISOR HIGH INCOME FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	7.60%

FIDELITY ADVISOR HIGH INCOME FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	7.07%

FIDELITY ADVISOR HIGH INCOME FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	6.66%

FIDELITY NEW MARKETS INCOME FUND*	STRATEGIC ADVISERS® FIDELITY CORE INCOME FUND	BOSTON	MA	9.72%

FIDELITY NEW MARKETS INCOME FUND*	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	6.40%

FIDELITY ADVISOR NEW MARKETS INCOME FUND: CLASS A	FIRST CLEARING LLC	SAINT LOUIS	MO	10.78%

FIDELITY ADVISOR NEW MARKETS INCOME FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	9.56%

FIDELITY ADVISOR NEW MARKETS INCOME FUND: CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.56%

FIDELITY ADVISOR NEW MARKETS INCOME FUND: CLASS A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	5.87%

FIDELITY ADVISOR NEW MARKETS INCOME FUND: CLASS A	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.45%

FIDELITY ADVISOR NEW MARKETS INCOME FUND: CLASS C	FIRST CLEARING LLC	SAINT LOUIS	MO	29.95%

FIDELITY ADVISOR NEW MARKETS INCOME FUND: CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.79%

FIDELITY ADVISOR NEW MARKETS INCOME FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	8.53%

FIDELITY ADVISOR NEW MARKETS INCOME FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	5.78%

FIDELITY ADVISOR NEW MARKETS INCOME FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	46.26%

FIDELITY ADVISOR NEW MARKETS INCOME FUND: CLASS I	FIRST CLEARING LLC	SAINT LOUIS	MO	14.81%

FIDELITY ADVISOR NEW MARKETS INCOME FUND: CLASS I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	11.90%

FIDELITY ADVISOR NEW MARKETS INCOME FUND: CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.89%

FIDELITY ADVISOR NEW MARKETS INCOME FUND: CLASS Z	WELLS FARGO BANK MN NA	MINNEAPOLIS	MN	55.42%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR NEW MARKETS INCOME FUND: CLASS Z	EDWARD D JONES CO	SAINT LOUIS	MO	15.47%

FIDELITY ADVISOR NEW MARKETS INCOME FUND: CLASS Z	SEI INVESTMENTS DISTRIBUTION CO	OAKS	PA	8.24%

FIDELITY ADVISOR SHORT DURATION HIGH INCOME FUND: CLASS A	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	28.59%

FIDELITY ADVISOR SHORT DURATION HIGH INCOME FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	10.52%

FIDELITY ADVISOR SHORT DURATION HIGH INCOME FUND: CLASS M	LANG	WEXFORD	PA	24.39%

FIDELITY ADVISOR SHORT DURATION HIGH INCOME FUND: CLASS M	KATCHEN	DENVER	CO	10.61%

FIDELITY ADVISOR SHORT DURATION HIGH INCOME FUND: CLASS C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	14.38%

FIDELITY ADVISOR SHORT DURATION HIGH INCOME FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	11.08%

FIDELITY ADVISOR SHORT DURATION HIGH INCOME FUND: CLASS C	ING FINANCIAL PARTNERS INC	LIMA	OH	5.39%

FIDELITY ADVISOR SHORT DURATION HIGH INCOME FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	35.94%

FIDELITY ADVISOR SHORT DURATION HIGH INCOME FUND: CLASS I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	23.26%

FIDELITY ADVISOR SHORT DURATION HIGH INCOME FUND: CLASS I	MSCS FINANCIAL SERVICES DIVISION OF BROA	TAMPA	FL	5.26%

FIDELITY ADVISOR SHORT DURATION HIGH INCOME FUND: CLASS I	STIFEL NICOLAUS CO INC	SAINT LOUIS	MO	5.15%

FIDELITY ADVISOR SHORT DURATION HIGH INCOME FUND: CLASS Z	FIDELITY RETIREMENT SAVINGS PLAN	CANTON	MA	15.60%

FIDELITY ADVISOR SHORT DURATION HIGH INCOME FUND: CLASS Z	FIDELITY RETIREMENT SAVINGS PLAN	HINGHAM	MA	13.27%

FIDELITY ADVISOR SHORT DURATION HIGH INCOME FUND: CLASS Z	FIDELITY RETIREMENT SAVINGS PLAN	NEW YORK	NY	9.26%

FIDELITY ADVISOR SHORT DURATION HIGH INCOME FUND: CLASS Z	FIDELITY RETIREMENT SAVINGS PLAN	HOLDEN	MA	5.97%

FIDELITY ADVISOR SHORT DURATION HIGH INCOME FUND: CLASS Z	FIDELITY RETIREMENT SAVINGS PLAN	ANDOVER	MA	5.28%

FIDELITY US LOW VOLATILITY EQUITY FUND	FMR CAPITAL	BOSTON	MA	11.73%

FIDELITY WOMEN’S LEADERSHIP FUND*	JOHNSON	MILTON	MA	6.17%

FIDELITY ADVISOR WOMEN’S LEADERSHIP FUND: CLASS A	FMR CAPITAL	BOSTON	MA	23.50%

FIDELITY ADVISOR WOMEN’S LEADERSHIP FUND: CLASS A	CRI SECURITIES LLC	DOWNERS GROVE	IL	17.39%

FIDELITY ADVISOR WOMEN’S LEADERSHIP FUND: CLASS A	CRI SECURITIES LLC	EXCELSIOR	MN	12.16%

FIDELITY ADVISOR WOMEN’S LEADERSHIP FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	8.41%

FIDELITY ADVISOR WOMEN’S LEADERSHIP FUND: CLASS M	FMR CAPITAL	BOSTON	MA	37.39%

FIDELITY ADVISOR WOMEN’S LEADERSHIP FUND: CLASS M	GARDEN STATE SECURITIES INC	COLTS NECK	NJ	11.24%

FIDELITY ADVISOR WOMEN’S LEADERSHIP FUND: CLASS M	WU	LAKE OSWEGO	OR	10.14%

FIDELITY ADVISOR WOMEN’S LEADERSHIP FUND: CLASS M	GARDEN STATE SECURITIES INC	OAKLAND	NJ	7.23%

Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR WOMEN’S LEADERSHIP FUND: CLASS M	H BECK INC	GAITHERSBURG	MD	5.79%

FIDELITY ADVISOR WOMEN’S LEADERSHIP FUND: CLASS M	GARDEN STATE SECURITIES INC	LAKE GROVE	NY	5.32%

FIDELITY ADVISOR WOMEN’S LEADERSHIP FUND: CLASS C	STIFEL NICOLAUS CO INC	SAINT LOUIS	MO	49.59%

FIDELITY ADVISOR WOMEN’S LEADERSHIP FUND: CLASS C	FMR CAPITAL	BOSTON	MA	33.41%

FIDELITY ADVISOR WOMEN’S LEADERSHIP FUND: CLASS C	LPL FINANCIAL CORPORATION	DENVER	CO	5.28%

FIDELITY ADVISOR WOMEN’S LEADERSHIP FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	48.15%

FIDELITY ADVISOR WOMEN’S LEADERSHIP FUND: CLASS I	FMR CAPITAL	BOSTON	MA	21.97%

FIDELITY ADVISOR WOMEN’S LEADERSHIP FUND: CLASS I	TD AMERITRADE CLEARING IN	IOWA CITY	IA	6.90%

FIDELITY ADVISOR WOMEN’S LEADERSHIP FUND: CLASS I	JANNEY MONTGOMERY SCOTT LLC	PHILADELPHIA	PA	5.55%

FIDELITY ADVISOR WOMEN’S LEADERSHIP FUND: CLASS Z	FIDELITY RETIREMENT SAVINGS PLAN	BOSTON	MA	11.49%

FIDELITY ADVISOR WOMEN’S LEADERSHIP FUND: CLASS Z	FIDELITY RETIREMENT SAVINGS PLAN	HARVARD	MA	9.63%

FIDELITY ADVISOR WOMEN’S LEADERSHIP FUND: CLASS Z	FMR CAPITAL	BOSTON	MA	5.85%

FIDELITY ADVISOR WOMEN’S LEADERSHIP FUND: CLASS Z	FIDELITY RETIREMENT SAVINGS PLAN	ARLINGTON	MA	5.69%

FIDELITY ADVISOR WOMEN’S LEADERSHIP FUND: CLASS Z	FIDELITY RETIREMENT SAVINGS PLAN	ATLANTA	GA	5.02%

*The	ownership information shown above is for a class of shares of the fund.

To the knowledge of the trusts, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.

A shareholder owning of record or beneficially more than 25% of a fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.

APPENDIX G

The following chart lists the lengths of service of each current Trustee or Advisory Board Member of each trust.

	Interested Trustees*		Advisory Board Members
Trust	Jonathan Chiel	James C. Curvey	Vicki L. Fuller	Peter S. Lynch	Patricia L. Kampling	Susan Tomasky
Fidelity Advisor Series I	n/a	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Advisor Series VII	n/a	Trustee 2018	Advisory Board Member 2018	Advisory Board Member 2018	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Advisor Series VIII	Trustee 2016	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Capital Trust	n/a	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Commonwealth Trust	n/a	Trustee 2018	Advisory Board Member 2018	Advisory Board Member 2018	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Commonwealth Trust II	n/a	Trustee 2018	Advisory Board Member 2018	Advisory Board Member 2018	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Concord Street Trust	Trustee 2016	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Contrafund	n/a	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Covington Trust	n/a	Trustee 2018	Advisory Board Member 2018	Advisory Board Member 2018	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Destiny Portfolios	n/a	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Devonshire Trust	n/a	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Financial Trust	n/a	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Hastings Street Trust	n/a	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Investment Trust	Trustee 2016	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Magellan Fund	n/a	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Mt. Vernon Street Trust	n/a	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Puritan Trust	Trustee 2016	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Securities Fund	Trustee 2016	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Select Portfolios	n/a	Trustee 2018	Advisory Board Member 2018	Advisory Board Member 2018	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Summer Street Trust	n/a	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Trend Fund	n/a	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

*	Trustee has been determined to be “interested” by virtue of, among other things, his affiliation with a trust or various entities under common control with FMR.

Independent Trustees
Trust	Dennis J. Dirks	Donald F. Donahue	Alan J. Lacy	Ned C. Lautenbach	Joseph Mauriello	Cornelia M. Small	Garnett A. Smith	David M. Thomas	Michael E. Wiley
Fidelity Advisor Series I	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2018

Fidelity Advisor Series VII	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2013	Trustee 2018	Trustee 2008

Fidelity Advisor Series VIII	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Advisory Board Member 2018

Fidelity Capital Trust	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2018

Fidelity Commonwealth Trust	Trustee 2018	Trustee 2017	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2017	Trustee 2018	Trustee 2017

Fidelity Commonwealth Trust II	Trustee 2018	Trustee 2017	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2017	Trustee 2018	Trustee 2017

Fidelity Concord Street Trust	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Advisory Board Member 2018

Fidelity Contrafund	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2018

Fidelity Covington Trust	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2013	Trustee 2018	Trustee 2013

Fidelity Destiny Portfolios	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2018

Fidelity Devonshire Trust	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2018

Fidelity Financial Trust	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2018

Fidelity Hastings Street Trust	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2018

Fidelity Investment Trust	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Advisory Board Member 2018

Fidelity Magellan Fund	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2018

Fidelity Mt. Vernon Street Trust	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2018

Fidelity Puritan Trust	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Advisory Board Member 2018

Fidelity Securities Fund	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Advisory Board Member 2018

Fidelity Select Portfolios	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2013	Trustee 2018	Trustee 2008

Fidelity Summer Street Trust	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2018

Fidelity Trend Fund	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2018

APPENDIX H

The following table provides the number of meetings the Board of Trustees and each standing committee held during each of the fiscal year ends listed in the table. See Appendix A for each fund’s fiscal year end.

Number of Meetings
Fiscal Year End	Board of Trustees	Operations Committee	Fair Value Oversight Committee	Equity Committee I	Equity Committee II	Shareholder, Distribution and Brokerage Committee	Audit Committee	Governance and Nominating Committee	Compliance Committee	Proxy Committee	Research Committee	Sector and ETF Committee
3/31/19	8	12	6	7	7	6	4	7	4	4	7	3
4/30/19	8	12	6	7	7	6	4	7	4	4	7	3
6/30/19	8	12	6	7	7	6	4	7	4	3	7	3
7/31/19	8	12	6	7	7	6	4	7	4	3	7	3
8/31/19	8	12	6	7	7	6	4	7	4	3	7	3
9/30/19	8	12	5	7	7	5	4	7	4	3	7	3
10/31/19	8	12	5	7	7	6	4	7	5	3	7	3
11/30/19	8	12	5	7	7	6	4	7	5	3	7	2
12/31/19	8	12	5	7	7	6	4	7	5	3	7	2
1/31/20	8	12	5	6	7	6	4	7	5	3	7	2
2/29/20	7	12	5	6	7	6	4	7	5	3	7	2

APPENDIX I

Information regarding nominee and Trustee ownership of fund shares as of March 31, 2020 is provided below.

Interested Nominees

Dollar range of fund shares as of March 31, 2020	Bettina Doulton	Robert A. Lawrence
FIDELITY ADVISOR SERIES I
Fidelity Advisor Balanced Fund	none	none
Fidelity Advisor Dividend Growth Fund	none	none
Fidelity Advisor Equity Growth Fund	none	none
Fidelity Advisor Equity Income Fund	none	none
Fidelity Advisor Equity Value Fund	none	none
Fidelity Advisor Floating Rate High Income Fund	none	none
Fidelity Advisor Growth & Income Fund	none	none
Fidelity Advisor Growth Opportunities Fund	over $100,000	none
Fidelity Advisor High Income Advantage Fund	none	none
Fidelity Advisor Large Cap Fund	none	none
Fidelity Advisor Leveraged Company Stock Fund	none	none
Fidelity Advisor Mid Cap II Fund	none	none
Fidelity Advisor Series Equity Growth Fund	none	none
Fidelity Advisor Series Growth Opportunities Fund	none	none
Fidelity Advisor Series Small Cap Fund	none	none
Fidelity Advisor Small Cap Fund	none	none
Fidelity Advisor Stock Selector Mid Cap Fund	none	none
Fidelity Advisor Value Fund	none	none
Fidelity Advisor Value Strategies Fund	none	none
Fidelity Real Estate High Income Fund	none	none

FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	none	none
Fidelity Advisor Communications Equipment Fund	none	none
Fidelity Advisor Consumer Discretionary Fund	none	none
Fidelity Advisor Energy Fund	none	none
Fidelity Advisor Financial Services Fund	none	none
Fidelity Advisor Global Real Estate Fund	none	none
Fidelity Advisor Health Care Fund	none	none
Fidelity Advisor Industrials Fund	none	none
Fidelity Advisor Real Estate Fund	none	none
Fidelity Advisor Semiconductors Fund	none	none
Fidelity Advisor Technology Fund	none	none
Fidelity Advisor Utilities Fund	none	none

FIDELITY ADVISOR SERIES VIII
Fidelity Advisor Diversified International Fund	none	none
Fidelity Advisor Emerging Asia Fund	none	none
Fidelity Advisor Emerging Markets Fund	none	none
Fidelity Advisor Global Capital Appreciation Fund	none	none
Fidelity Advisor Global Equity Income Fund	none	none
Fidelity Advisor International Capital Appreciation Fund	none	none
Fidelity Advisor Overseas Fund	none	none
Fidelity Advisor Value Leaders Fund	none	none

Dollar range of fund shares as of March 31, 2020	Bettina Doulton	Robert A. Lawrence
FIDELITY CAPITAL TRUST
Fidelity Capital Appreciation Fund	none	none
Fidelity Disciplined Equity Fund	none	none
Fidelity Flex Small Cap Fund	none	none
Fidelity Focused Stock Fund	none	none
Fidelity Stock Selector All Cap Fund	none	none
Fidelity Stock Selector Small Cap Fund	none	none
Fidelity Value Fund	none	none

FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index Tracking Stock	none	none

FIDELITY COMMONWEALTH TRUST II
Fidelity International Enhanced Index Fund	none	none
Fidelity Large Cap Core Enhanced Index Fund	none	$50,001 – $100,000
Fidelity Large Cap Growth Enhanced Index Fund	none	none
Fidelity Large Cap Value Enhanced Index Fund	none	none
Fidelity Mid Cap Enhanced Index Fund	none	none
Fidelity Small Cap Enhanced Index Fund	none	none

FIDELITY CONCORD STREET TRUST
Fidelity 500 Index Fund	none	over $100,000
Fidelity Event Driven Opportunities Fund	none	none
Fidelity Extended Market Index Fund	none	none
Fidelity Flex 500 Index Fund	none	none
Fidelity Flex Large Cap Value II Fund	none	none
Fidelity Founders Fund	none	none
Fidelity International Index Fund	none	none
Fidelity Large Cap Stock Fund	none	none
Fidelity Large Cap Stock K6 Fund	none	none
Fidelity Mid-Cap Stock Fund	none	none
Fidelity Mid-Cap Stock K6 Fund	none	none
Fidelity Nasdaq Composite Index Fund	none	none
Fidelity Series International Index Fund	none	none
Fidelity Series Small Cap Discovery Fund	none	none
Fidelity Series Total Market Index Fund	none	none
Fidelity Small Cap Discovery Fund	none	none
Fidelity Small Cap Stock Fund	none	none
Fidelity Small Cap Stock K6 Fund	none	none
Fidelity Total Market Index Fund	none	none
Fidelity ZERO Extended Market Index Fund	none	none
Fidelity ZERO International Index Fund	none	none
Fidelity ZERO Large Cap Index Fund	none	none
Fidelity ZERO Total Market Index Fund	none	none

FIDELITY CONTRAFUND
Fidelity Advisor New Insights Fund	none	none
Fidelity Contrafund	none	none
Fidelity Contrafund K6	none	none
Fidelity Flex Opportunistic Insights Fund	none	none
Fidelity Series Opportunistic Insights Fund	none	none

FIDELITY COVINGTON TRUST
Fidelity Dividend ETF for Rising Rates	none	none
Fidelity High Dividend ETF	none	none
Fidelity High Yield Factor ETF	none	none
Fidelity International High Dividend ETF	none	none
Fidelity International Value Factor ETF	none	none
Fidelity Low Volatility Factor ETF	none	none
Fidelity Momentum Factor ETF	none	none
Fidelity MSCI Communication Services Index ETF	none	none

Dollar range of fund shares as of March 31, 2020	Bettina Doulton	Robert A. Lawrence

FIDELITY COVINGTON TRUST
Fidelity MSCI Consumer Discretionary Index ETF	none	none
Fidelity MSCI Consumer Staples Index ETF	none	none
Fidelity MSCI Energy Index ETF	none	none
Fidelity MSCI Financials Index ETF	none	none
Fidelity MSCI Health Care Index ETF	none	none
Fidelity MSCI Industrials Index ETF	none	none
Fidelity MSCI Information Technology Index ETF	none	none
Fidelity MSCI Materials Index ETF	none	none
Fidelity MSCI Real Estate Index ETF	none	none
Fidelity MSCI Utilities Index ETF	none	none
Fidelity Quality Factor ETF	none	none
Fidelity Small-Mid Factor ETF	none	none
Fidelity Stocks for Inflation ETF	none	none
Fidelity Targeted Emerging Markets Factor ETF	none	none
Fidelity Targeted International Factor ETF	none	none
Fidelity Value Factor ETF	none	none

FIDELITY DESTINY PORTFOLIOS
Fidelity Advisor Capital Development Fund
Fidelity Advisor Diversified Stock Fund

FIDELITY DEVONSHIRE TRUST
Fidelity Equity-Income Fund	none	none
Fidelity Equity-Income K6 Fund	none	none
Fidelity Flex Mid Cap Value Fund	none	none
Fidelity Mid Cap Value Fund	none	none
Fidelity Mid Cap Value K6 Fund	none	none
Fidelity Series All-Sector Equity Fund	none	none
Fidelity Series Stock Selector Large Cap Value Fund	none	none
Fidelity Series Value Discovery Fund	none	none
Fidelity Stock Selector Large Cap Value Fund	none	none

FIDELITY FINANCIAL TRUST
Fidelity Convertible Securities Fund	none	none
Fidelity Equity Dividend Income Fund	none	none
Fidelity Independence Fund	none	none

FIDELITY HASTINGS STREET TRUST
Fidelity Fund	none	none
Fidelity Growth Discovery Fund	none	none
Fidelity Mega Cap Stock Fund	none	none
Fidelity Series Emerging Markets Debt Fund	none	none
Fidelity Series Large Cap Stock Fund	none	none

FIDELITY INVESTMENT TRUST
Fidelity Canada Fund	none	none
Fidelity China Region Fund	none	none
Fidelity Diversified International Fund	none	none
Fidelity Diversified International K6 Fund	none	none
Fidelity Emerging Asia Fund	none	none
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	none	none
Fidelity Emerging Markets Discovery Fund	none	none
Fidelity Emerging Markets Fund	none	none
Fidelity Enduring Opportunities Fund	none	none
Fidelity Europe Fund	none	none

Dollar range of fund shares as of March 31, 2020	Bettina Doulton	Robert A. Lawrence

FIDELITY INVESTMENT TRUST
Fidelity Flex International Fund	none	none
Fidelity Global Commodity Stock Fund	none	none
Fidelity Global Equity Income Fund	none	none
Fidelity Infrastructure Fund	none	none
Fidelity International Capital Appreciation Fund	none	none
Fidelity International Capital Appreciation K6 Fund	none	none
Fidelity International Discovery Fund	none	none
Fidelity International Discovery K6 Fund	none	none
Fidelity International Growth Fund	none	none
Fidelity International Small Cap Fund	none	none
Fidelity International Small Cap Opportunities Fund	none	none
Fidelity International Value Fund	none	none
Fidelity Japan Fund	none	none
Fidelity Japan Smaller Companies Fund	none	none
Fidelity Latin America Fund	none	none
Fidelity Nordic Fund	none	none
Fidelity Overseas Fund	none	none
Fidelity Pacific Basin Fund	none	none
Fidelity SAI International SMA Completion Fund	none	none
Fidelity Series Canada Fund	none	none
Fidelity Series Emerging Markets Fund	none	none
Fidelity Series Emerging Markets Opportunities Fund	none	none
Fidelity Series International Growth Fund	none	none
Fidelity Series International Small Cap Fund	none	none
Fidelity Series International Value Fund	none	none
Fidelity Series Overseas Fund	none	none
Fidelity Total Emerging Markets Fund	none	none
Fidelity Total International Equity Fund	none	none
Fidelity Worldwide Fund	none	none

FIDELITY MAGELLAN FUND
Fidelity Magellan Fund	none	none
Fidelity Magellan K6 Fund	none	none

FIDELITY MT. VERNON STREET TRUST
Fidelity Flex Mid Cap Growth Fund	none	none
Fidelity Growth Company Fund	none	none
Fidelity Growth Company K6 Fund	none	none
Fidelity Growth Strategies Fund	none	none
Fidelity Growth Strategies K6 Fund	none	none
Fidelity New Millennium Fund	none	none
Fidelity Series Growth Company Fund	none	none

FIDELITY PURITAN TRUST
Fidelity Balanced Fund	none	none
Fidelity Balanced K6 Fund	none	none
Fidelity Flex Intrinsic Opportunities Fund	none	none
Fidelity Low-Priced Stock Fund	none	none
Fidelity Low-Priced Stock K6 Fund	none	none
Fidelity Puritan Fund	none	none
Fidelity Puritan K6 Fund	none	none
Fidelity Series Intrinsic Opportunities Fund	none	none
Fidelity Value Discovery Fund	none	none
Fidelity Value Discovery K6 Fund	none	none

Dollar range of fund shares as of March 31, 2020	Bettina Doulton	Robert A. Lawrence

FIDELITY SECURITIES FUND
Fidelity Blue Chip Growth Fund	none	over $100,000
Fidelity Blue Chip Growth K6 Fund	none	none
Fidelity Blue Chip Value Fund	none	none
Fidelity Dividend Growth Fund	none	none
Fidelity Flex Large Cap Growth Fund	none	none
Fidelity Growth & Income Portfolio	none	none
Fidelity Leveraged Company Stock Fund	none	none
Fidelity OTC K6 Portfolio	none	none
Fidelity OTC Portfolio	none	over $100,000
Fidelity Real Estate Income Fund	none	none
Fidelity Series Blue Chip Growth Fund	none	none
Fidelity Series Real Estate Income Fund	none	none
Fidelity Series Small Cap Opportunities Fund	none	none
Fidelity Small Cap Growth Fund	none	none
Fidelity Small Cap Growth K6 Fund	none	none
Fidelity Small Cap Value Fund	none	none

FIDELITY SELECT PORTFOLIOS
Fidelity Flex Real Estate Fund	none	none
Fidelity International Real Estate Fund	none	none
Fidelity Real Estate Investment Portfolio	none	none
Fidelity Telecom and Utilities Fund	none	none
Select Air Transportation Portfolio	none	none
Select Automotive Portfolio	none	none
Select Banking Portfolio	none	none
Select Biotechnology Portfolio	none	none
Select Brokerage and Investment Management Portfolio	none	none
Select Chemicals Portfolio	none	none
Select Communication Services Portfolio	none	none
Select Communications Equipment Portfolio	none	none
Select Computers Portfolio	none	none
Select Construction and Housing Portfolio	none	none
Select Consumer Discretionary Portfolio	none	none
Select Consumer Finance Portfolio	none	none
Select Consumer Staples Portfolio	none	none
Select Defense and Aerospace Portfolio	none	none
Select Energy Portfolio	none	none
Select Energy Service Portfolio	none	none
Select Environment and Alternative Energy Portfolio	none	none
Select Financial Services Portfolio	none	none
Select Gold Portfolio	none	none
Select Health Care Portfolio	none	none
Select Health Care Services Portfolio	none	none
Select Industrials Portfolio	none	none
Select Insurance Portfolio	none	none
Select IT Services Portfolio	none	none
Select Leisure Portfolio	none	none
Select Materials Portfolio	none	none
Select Medical Technology and Devices Portfolio	none	none
Select Natural Gas Portfolio	none	none
Select Natural Resources Portfolio	none	none
Select Pharmaceuticals Portfolio	none	none
Select Retailing Portfolio	none	none
Select Semiconductors Portfolio	none	none
Select Software and IT Services Portfolio	none	none
Select Technology Portfolio	none	none
Select Telecommunications Portfolio	none	none
Select Transportation Portfolio	none	none

Dollar range of fund shares as of March 31, 2020	Bettina Doulton	Robert A. Lawrence

FIDELITY SELECT PORTFOLIOS
Select Utilities Portfolio	none	none
Select Wireless Portfolio	none	none

FIDELITY SUMMER STREET TRUST
Fidelity Capital & Income Fund	none	none
Fidelity Export and Multinational Fund	none	none
Fidelity Focused High Income Fund	none	over $100,000
Fidelity Global High Income Fund	none	none
Fidelity High Income Fund	none	over $100,000
Fidelity New Markets Income Fund	none	none
Fidelity Series Floating Rate High Income Fund	none	none
Fidelity Series High Income Fund	none	none
Fidelity Short Duration High Income Fund	none	none
Fidelity U.S. Low Volatility Equity Fund	none	none
Fidelity Women’s Leadership Fund	none	none
FIDELITY TREND FUND
Fidelity Trend Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

Independent Nominees

Dollar range of fund shares as of March 31, 2020	Dennis J. Dirks	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Alan J. Lacy	Ned C. Lautenbach
FIDELITY ADVISOR SERIES I
Fidelity Advisor Balanced Fund	none	none	none	none	none	none
Fidelity Advisor Dividend Growth Fund	none	none	none	none	none	none
Fidelity Advisor Equity Growth Fund	none	none	none	none	none	none
Fidelity Advisor Equity Income Fund	none	none	none	none	none	none
Fidelity Advisor Equity Value Fund	none	none	none	none	none	none
Fidelity Advisor Floating Rate High Income Fund	$10,001 – $50,000	none	none	none	$10,001 – $50,000	none
Fidelity Advisor Growth & Income Fund	none	none	none	none	none	none
Fidelity Advisor Growth Opportunities Fund	none	none	none	none	none	none
Fidelity Advisor High Income Advantage Fund	none	none	none	none	none	none
Fidelity Advisor Large Cap Fund	none	none	none	none	none	none
Fidelity Advisor Leveraged Company Stock Fund	none	none	none	none	none	none
Fidelity Advisor Mid Cap II Fund	none	none	none	none	none	none
Fidelity Advisor Series Equity Growth Fund	none	none	none	none	none	none
Fidelity Advisor Series Growth Opportunities Fund	none	none	none	none	none	none
Fidelity Advisor Series Small Cap Fund	none	none	none	none	none	none
Fidelity Advisor Small Cap Fund	none	none	none	none	none	none
Fidelity Advisor Stock Selector Mid Cap Fund	none	none	none	none	none	none
Fidelity Advisor Value Fund	none	none	none	none	none	none
Fidelity Advisor Value Strategies Fund	none	none	none	none	none	none
Fidelity Real Estate High Income Fund	none	none	none	none	none	none

FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	none	none	none	none	none	none
Fidelity Advisor Communications Equipment Fund	none	none	none	none	none	none
Fidelity Advisor Consumer Discretionary Fund	none	none	none	none	none	none
Fidelity Advisor Energy Fund	none	none	none	none	none	none
Fidelity Advisor Financial Services Fund	none	none	none	none	none	none
Fidelity Advisor Global Real Estate Fund	none	none	none	none	none	none
Fidelity Advisor Health Care Fund	none	none	none	none	none	none
Fidelity Advisor Industrials Fund	none	none	none	none	none	none
Fidelity Advisor Real Estate Fund	none	none	none	none	none	none
Fidelity Advisor Semiconductors Fund	none	none	none	none	none	none
Fidelity Advisor Technology Fund	none	none	none	none	none	none
Fidelity Advisor Utilities Fund	none	none	none	none	none	none

FIDELITY ADVISOR SERIES VIII
Fidelity Advisor Diversified International Fund	none	none	none	none	none	none
Fidelity Advisor Emerging Asia Fund	none	none	none	none	none	none
Fidelity Advisor Emerging Markets Fund	none	none	none	none	none	none
Fidelity Advisor Global Capital Appreciation Fund	none	none	none	none	none	none
Fidelity Advisor Global Equity Income Fund	none	none	none	none	none	none
Fidelity Advisor International Capital Appreciation Fund	none	none	none	none	none	none
Fidelity Advisor Overseas Fund	none	none	none	none	none	none
Fidelity Advisor Value Leaders Fund	none	none	none	none	none	none

FIDELITY CAPITAL TRUST
Fidelity Capital Appreciation Fund	none	none	none	none	none	none
Fidelity Disciplined Equity Fund	none	none	none	none	none	none
Fidelity Flex Small Cap Fund	none	none	none	none	none	none
Fidelity Focused Stock Fund	none	none	none	none	none	none
Fidelity Stock Selector All Cap Fund	none	none	none	none	none	none
Fidelity Stock Selector Small Cap Fund	none	none	none	none	none	none
Fidelity Value Fund	none	none	none	none	none	none

FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index Tracking Stock	none	none	none	none	none	none

Dollar range of fund shares as of March 31, 2020	Dennis J. Dirks	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Alan J. Lacy	Ned C. Lautenbach

FIDELITY COMMONWEALTH TRUST II
Fidelity International Enhanced Index Fund	$10,001 – $50,000	$10,001 – $50,000	none	none	none	none
Fidelity Large Cap Core Enhanced Index Fund	none	none	none	none	none	none
Fidelity Large Cap Growth Enhanced Index Fund	none	none	none	none	none	none
Fidelity Large Cap Value Enhanced Index Fund	none	none	none	none	none	none
Fidelity Mid Cap Enhanced Index Fund	none	none	none	none	none	none
Fidelity Small Cap Enhanced Index Fund	none	$10,001 – $50,000	none	none	none	none

FIDELITY CONCORD STREET TRUST
Fidelity 500 Index Fund	none	none	none	none	over $100,000	none
Fidelity Event Driven Opportunities Fund	none	none	none	none	none	none
Fidelity Extended Market Index Fund	none	none	none	none	none	none
Fidelity Flex 500 Index Fund	none	none	none	none	none	none
Fidelity Flex Large Cap Value II Fund	none	none	none	none	none	none
Fidelity Founders Fund	none	none	none	none	none	none
Fidelity International Index Fund	none	none	none	none	none	none
Fidelity Large Cap Stock Fund	none	none	none	none	none	none
Fidelity Large Cap Stock K6 Fund	none	none	none	none	none	none
Fidelity Mid-Cap Stock Fund	none	none	none	none	none	none
Fidelity Mid-Cap Stock K6 Fund	none	none	none	none	none	none
Fidelity Nasdaq Composite Index Fund	none	none	none	none	none	none
Fidelity Series International Index Fund	none	none	none	none	none	none
Fidelity Series Small Cap Discovery Fund	none	none	none	none	none	none
Fidelity Series Total Market Index Fund	none	none	none	none	none	none
Fidelity Small Cap Discovery Fund	none	none	none	none	none	none
Fidelity Small Cap Stock Fund	none	none	none	none	none	none
Fidelity Small Cap Stock K6 Fund	none	none	none	none	none	none
Fidelity Total Market Index Fund	none	none	none	none	over $100,000	none
Fidelity ZERO Extended Market Index Fund	$50,001 – $100,000	none	none	none	none	none
Fidelity ZERO International Index Fund	none	none	none	none	none	none
Fidelity ZERO Large Cap Index Fund	none	none	none	none	none	none
Fidelity ZERO Total Market Index Fund	none	none	none	none	none	none

FIDELITY CONTRAFUND
Fidelity Advisor New Insights Fund	none	none	none	none	none	none
Fidelity Contrafund	over $100,000	none	none	none	over $100,000	over $100,000
Fidelity Contrafund K6	none	none	none	none	none	none
Fidelity Flex Opportunistic Insights Fund	none	none	none	none	none	none
Fidelity Series Opportunistic Insights Fund	none	none	none	none	none	none

FIDELITY COVINGTON TRUST
Fidelity Dividend ETF for Rising Rates	none	none	none	none	none	none
Fidelity High Dividend ETF	none	none	none	none	none	none
Fidelity High Yield Factor ETF	none	none	none	none	none	none
Fidelity International High Dividend ETF	none	none	none	none	none	none
Fidelity International Value Factor ETF	none	none	none	none	none	none
Fidelity Low Volatility Factor ETF	none	none	none	none	none	none
Fidelity Momentum Factor ETF	none	none	none	none	none	none
Fidelity MSCI Communication Services Index ETF	none	none	none	none	none	none

Dollar range of fund shares as of March 31, 2020	Dennis J. Dirks	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Alan J. Lacy	Ned C. Lautenbach

FIDELITY COVINGTON TRUST
Fidelity MSCI Consumer Discretionary Index ETF	none	none	none	none	none	none
Fidelity MSCI Consumer Staples Index ETF	none	none	none	none	none	none
Fidelity MSCI Energy Index ETF	none	none	none	none	none	none
Fidelity MSCI Financials Index ETF	none	none	none	none	none	none
Fidelity MSCI Health Care Index ETF	none	none	none	none	none	none
Fidelity MSCI Industrials Index ETF	none	none	none	none	none	none
Fidelity MSCI Information Technology Index ETF	none	none	none	none	none	none
Fidelity MSCI Materials Index ETF	none	none	none	none	none	none
Fidelity MSCI Real Estate Index ETF	none	none	none	none	none	none
Fidelity MSCI Utilities Index ETF	none	none	none	none	none	none
Fidelity Quality Factor ETF	none	none	none	none	none	none
Fidelity Small-Mid Factor ETF	none	none	none	none	none	none
Fidelity Stocks for Inflation ETF	none	none	none	none	none	none
Fidelity Targeted Emerging Markets Factor ETF	none	none	none	none	none	none
Fidelity Targeted International Factor ETF	none	none	none	none	none	none
Fidelity Value Factor ETF	none	none	none	none	none	none

FIDELITY DESTINY PORTFOLIOS
Fidelity Advisor Capital Development Fund
Fidelity Advisor Diversified Stock Fund

FIDELITY DEVONSHIRE TRUST
Fidelity Equity-Income Fund	none	$50,001-$100,000	none	none	none	none
Fidelity Equity-Income K6 Fund	none	none	none	none	none	none
Fidelity Flex Mid Cap Value Fund	none	none	none	none	none	none
Fidelity Mid Cap Value Fund	none	none	none	none	none	none
Fidelity Mid Cap Value K6 Fund	none	none	none	none	none	none
Fidelity Series All-Sector Equity Fund	none	none	none	none	none	none
Fidelity Series Stock Selector Large Cap Value Fund	none	none	none	none	none	none
Fidelity Series Value Discovery Fund	none	none	none	none	none	none
Fidelity Stock Selector Large Cap Value Fund	none	none	none	none	none	none

FIDELITY FINANCIAL TRUST
Fidelity Convertible Securities Fund	none	none	none	none	none	none
Fidelity Equity Dividend Income Fund	none	none	none	none	none	none
Fidelity Independence Fund	none	none	none	none	none	none

FIDELITY HASTINGS STREET TRUST
Fidelity Fund	none	none	none	none	none	none
Fidelity Growth Discovery Fund	none	none	none	none	none	none
Fidelity Mega Cap Stock Fund	none	none	none	none	none	none
Fidelity Series Emerging Markets Debt Fund	none	none	none	none	none	none
Fidelity Series Large Cap Stock Fund	none	none	none	none	none	none

FIDELITY INVESTMENT TRUST
Fidelity Canada Fund	none	none	none	none	none	none
Fidelity China Region Fund	none	none	none	none	none	none
Fidelity Diversified International Fund	none	none	none	$50,001-$100,000	none	over $100,000
Fidelity Diversified International K6 Fund	none	none	none	none	none	none
Fidelity Emerging Asia Fund	over $100,000	none	none	none	over $100,000	none

Dollar range of fund shares as of March 31, 2020	Dennis J. Dirks	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Alan J. Lacy	Ned C. Lautenbach

FIDELITY INVESTMENT TRUST
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	none	none	none	none	none	none
Fidelity Emerging Markets Discovery Fund	none	none	none	none	none	none
Fidelity Emerging Markets Fund	none	none	none	none	none	none
Fidelity Enduring Opportunities Fund	none	none	none	none	none	none
Fidelity Europe Fund	none	none	none	none	none	none
Fidelity Flex International Fund	none	none	none	none	none	none
Fidelity Global Commodity Stock Fund	none	none	none	none	none	none
Fidelity Global Equity Income Fund	none	none	none	none	none	none
Fidelity Infrastructure Fund	none	none	none	none	none	none
Fidelity International Capital Appreciation Fund	none	none	none	$1 – $10,000	over $100,000	none
Fidelity International Capital Appreciation K6 Fund	none	none	none	none	none	none
Fidelity International Discovery Fund	none	none	none	none	none	none
Fidelity International Discovery K6 Fund	none	none	none	none	none	none
Fidelity International Growth Fund	none	none	none	$10,001 – $50,000	none	none
Fidelity International Small Cap Fund	none	none	none	none	none	none
Fidelity International Small Cap Opportunities Fund	none	none	none	none	none	none
Fidelity International Value Fund	none	none	none	none	none	none
Fidelity Japan Fund	none	none	none	none	none	none
Fidelity Japan Smaller Companies Fund	none	none	none	none	none	none
Fidelity Latin America Fund	none	none	none	none	none	none
Fidelity Nordic Fund	none	none	none	none	none	none
Fidelity Overseas Fund	none	over $100,000	none	none	none	none
Fidelity Pacific Basin Fund	none	none	none	none	over $100,000	none
Fidelity SAI International SMA Completion Fund	none	none	none	$10,001 – $50,000	none	none
Fidelity Series Canada Fund	none	none	none	none	none	none
Fidelity Series Emerging Markets Fund	none	none	none	none	none	none
Fidelity Series Emerging Markets Opportunities Fund	none	none	none	none	none	none
Fidelity Series International Growth Fund	none	none	none	none	none	none
Fidelity Series International Small Cap Fund	none	none	none	none	none	none
Fidelity Series International Value Fund	none	none	none	none	none	none
Fidelity Series Overseas Fund	none	none	none	none	none	none
Fidelity Total Emerging Markets Fund	none	none	none	none	none	none
Fidelity Total International Equity Fund	none	none	none	none	none	none
Fidelity Worldwide Fund	none	none	none	none	none	none

FIDELITY MAGELLAN FUND
Fidelity Magellan Fund	over $100,000	none	none	none	none	over $100,000
Fidelity Magellan K6 Fund	none	none	none	none	none	none

FIDELITY MT. VERNON STREET TRUST
Fidelity Flex Mid Cap Growth Fund	none	none	none	none	none	none
Fidelity Growth Company Fund	over $100,000	none	none	none	none	over $100,000
Fidelity Growth Company K6 Fund	none	none	none	none	none	none
Fidelity Growth Strategies Fund	over $100,000	none	none	none	none	none
Fidelity Growth Strategies K6 Fund	none	none	none	none	none	none
Fidelity New Millennium Fund	none	none	none	none	none	none
Fidelity Series Growth Company Fund	none	none	none	none	none	none

Dollar range of fund shares as of March 31, 2020	Dennis J. Dirks	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Alan J. Lacy	Ned C. Lautenbach

FIDELITY PURITAN TRUST
Fidelity Balanced Fund	none	none	$10,001 – $50,000	none	none	none
Fidelity Balanced K6 Fund	none	none	none	none	none	none
Fidelity Flex Intrinsic Opportunities Fund	none	none	none	none	none	none
Fidelity Low-Priced Stock Fund	over $100,000	none	none	none	none	over $100,000
Fidelity Low-Priced Stock K6 Fund	none	none	none	none	none	none
Fidelity Puritan Fund	none	over $100,000	none	none	none	none
Fidelity Puritan K6 Fund	none	none	none	none	none	none
Fidelity Series Intrinsic Opportunities Fund	none	none	none	none	none	none
Fidelity Value Discovery Fund	none	none	none	none	none	none
Fidelity Value Discovery K6 Fund	none	none	none	none	none	none

FIDELITY SECURITIES FUND
Fidelity Blue Chip Growth Fund	none	none	none	none	none	none
Fidelity Blue Chip Growth K6 Fund	none	none	none	none	none	none
Fidelity Blue Chip Value Fund	none	none	none	none	none	none
Fidelity Dividend Growth Fund	none	none	none	none	none	none
Fidelity Flex Large Cap Growth Fund	none	none	none	none	none	none
Fidelity Growth & Income Portfolio	none	none	$1 – $10,000	none	none	none
Fidelity Leveraged Company Stock Fund	none	none	none	none	none	none
Fidelity OTC K6 Portfolio	none	none	none	none	none	none
Fidelity OTC Portfolio	none	none	none	none	none	none
Fidelity Real Estate Income Fund	none	none	none	none	none	none
Fidelity Series Blue Chip Growth Fund	none	none	none	none	none	none
Fidelity Series Real Estate Income Fund	none	none	none	none	none	none
Fidelity Series Small Cap Opportunities Fund	none	none	none	none	none	none
Fidelity Small Cap Growth Fund	none	none	none	none	none	none
Fidelity Small Cap Growth K6 Fund	none	none	none	none	none	none
Fidelity Small Cap Value Fund	none	none	none	none	none	none

FIDELITY SELECT PORTFOLIOS
Fidelity Flex Real Estate Fund	none	none	none	none	none	none
Fidelity International Real Estate Fund	none	none	none	none	none	none
Fidelity Real Estate Investment Portfolio	none	none	none	none	none	none
Fidelity Telecom and Utilities Fund	none	none	none	none	none	none
Select Air Transportation Portfolio	none	none	none	none	none	none
Select Automotive Portfolio	none	none	none	none	none	none
Select Banking Portfolio	none	none	none	none	none	none
Select Biotechnology Portfolio	none	none	none	none	none	none
Select Brokerage and Investment Management Portfolio	none	none	none	none	none	none
Select Chemicals Portfolio	none	none	none	none	none	none
Select Communication Services Portfolio	none	none	none	none	none	none
Select Communications Equipment Portfolio	none	none	none	none	none	none
Select Computers Portfolio	none	none	none	none	none	none
Select Construction and Housing Portfolio	none	none	none	none	none	none
Select Consumer Discretionary Portfolio	none	none	none	none	none	none
Select Consumer Finance Portfolio	none	none	none	none	none	none
Select Consumer Staples Portfolio	none	none	none	none	none	none
Select Defense and Aerospace Portfolio	none	none	none	none	none	none
Select Energy Portfolio	none	none	none	none	none	none
Select Energy Service Portfolio	none	none	none	none	none	none
Select Environment and Alternative Energy Portfolio	none	$10,001 – $50,000	none	none	none	none
Select Financial Services Portfolio	none	none	none	none	none	none
Select Gold Portfolio	none	none	none	none	none	none
Select Health Care Portfolio	none	over $100,000	none	none	none	none
Select Health Care Services Portfolio	none	none	none	none	none	none
Select Industrials Portfolio	none	none	none	none	none	none
Select Insurance Portfolio	none	none	none	none	none	none

Dollar range of fund shares as of March 31, 2020	Dennis J. Dirks	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Alan J. Lacy	Ned C. Lautenbach

FIDELITY SELECT PORTFOLIOS
Select IT Services Portfolio	none	$50,001 – $100,000	none	none	none	none
Select Leisure Portfolio	none	none	none	none	none	none
Select Materials Portfolio	none	none	none	none	none	none
Select Medical Technology and Devices Portfolio	none	none	none	none	none	none
Select Natural Gas Portfolio	none	none	none	none	none	none
Select Natural Resources Portfolio	none	none	none	none	none	none
Select Pharmaceuticals Portfolio	none	none	none	none	none	none
Select Retailing Portfolio	none	none	none	none	none	none
Select Semiconductors Portfolio	none	none	none	none	none	none
Select Software and IT Services Portfolio	none	none	none	none	none	none
Select Technology Portfolio	none	$50,001 – $100,000	none	none	none	none
Select Telecommunications Portfolio	none	none	none	none	none	none
Select Transportation Portfolio	none	none	none	none	none	none
Select Utilities Portfolio	none	none	none	none	none	none
Select Wireless Portfolio	none	none	none	none	none	none

FIDELITY SUMMER STREET TRUST
Fidelity Capital & Income Fund	none	none	none	none	none	none
Fidelity Export and Multinational Fund	none	none	none	none	none	none
Fidelity Focused High Income Fund	none	none	none	none	none	none
Fidelity Global High Income Fund	none	none	none	none	none	none
Fidelity High Income Fund	none	over $100,000	none	none	none	none
Fidelity New Markets Income Fund	none	none	none	none	none	none
Fidelity Series Floating Rate High Income Fund	none	none	none	none	none	none
Fidelity Series High Income Fund	none	none	none	none	none	none
Fidelity Short Duration High Income Fund	none	none	none	none	none	none
Fidelity U.S. Low Volatility Equity Fund	none	none	none	none	none	none
Fidelity Women’s Leadership Fund	none	none	none	$10,001 – $50,000	none	none

FIDELITY TREND FUND
Fidelity Trend Fund	none	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	$10,001 – $50,000	over $100,000	over $100,000	over $100,000

Dollar range of fund shares as of March 31, 2020	Joseph Mauriello	Cornelia M. Small	Garnett A. Smith	David M. Thomas	Susan Tomasky	Michael E. Wiley
FIDELITY ADVISOR SERIES I
Fidelity Advisor Balanced Fund	none	none	none	none	none	none
Fidelity Advisor Dividend Growth Fund	none	none	none	none	none	none
Fidelity Advisor Equity Growth Fund	none	none	none	none	none	none
Fidelity Advisor Equity Income Fund	none	none	none	none	none	none
Fidelity Advisor Equity Value Fund	none	none	none	none	none	none
Fidelity Advisor Floating Rate High Income Fund	over $100,000	none	none	none	none	none
Fidelity Advisor Growth & Income Fund	none	none	none	none	none	none
Fidelity Advisor Growth Opportunities Fund	none	none	none	none	none	none
Fidelity Advisor High Income Advantage Fund	none	none	none	none	none	none
Fidelity Advisor Large Cap Fund	none	none	none	none	none	none
Fidelity Advisor Leveraged Company Stock Fund	none	none	none	none	none	none
Fidelity Advisor Mid Cap II Fund	none	none	none	none	none	none
Fidelity Advisor Series Equity Growth Fund	none	none	none	none	none	none
Fidelity Advisor Series Growth Opportunities Fund	none	none	none	none	none	none
Fidelity Advisor Series Small Cap Fund	none	none	none	none	none	none
Fidelity Advisor Small Cap Fund	none	none	none	none	none	none
Fidelity Advisor Stock Selector Mid Cap Fund	none	none	none	none	none	none
Fidelity Advisor Value Fund	none	none	none	none	none	none
Fidelity Advisor Value Strategies Fund	none	none	none	none	none	none
Fidelity Real Estate High Income Fund	none	none	none	none	none	none

FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	none	none	none	none	none	none
Fidelity Advisor Communications Equipment Fund	none	none	none	none	none	none
Fidelity Advisor Consumer Discretionary Fund	none	none	none	none	none	none
Fidelity Advisor Energy Fund	none	none	none	none	none	none
Fidelity Advisor Financial Services Fund	none	none	none	none	none	none
Fidelity Advisor Global Real Estate Fund	none	none	none	none	none	none
Fidelity Advisor Health Care Fund	none	none	none	none	none	none
Fidelity Advisor Industrials Fund	none	none	none	none	none	none
Fidelity Advisor Real Estate Fund	none	none	none	none	none	none
Fidelity Advisor Semiconductors Fund	none	none	none	none	none	none
Fidelity Advisor Technology Fund	none	none	none	none	none	none
Fidelity Advisor Utilities Fund	none	none	none	none	none	none

FIDELITY ADVISOR SERIES VIII
Fidelity Advisor Diversified International Fund	none	none	none	none	none	none
Fidelity Advisor Emerging Asia Fund	none	none	none	none	none	none
Fidelity Advisor Emerging Markets Fund	none	none	none	none	none	none
Fidelity Advisor Global Capital Appreciation Fund	none	none	none	none	none	none
Fidelity Advisor Global Equity Income Fund	none	none	none	none	none	none
Fidelity Advisor International Capital Appreciation Fund	none	none	none	none	none	none
Fidelity Advisor Overseas Fund	none	none	none	none	none	none
Fidelity Advisor Value Leaders Fund	none	none	none	none	none	none

FIDELITY CAPITAL TRUST
Fidelity Capital Appreciation Fund	$50,001 – $100,000	over $100,000	none	none	none	none
Fidelity Disciplined Equity Fund	none	none	none	none	none	none
Fidelity Flex Small Cap Fund	none	none	none	none	none	none
Fidelity Focused Stock Fund	$10,001 – $50,000	none	none	none	none	none
Fidelity Stock Selector All Cap Fund	none	none	none	none	none	none
Fidelity Stock Selector Small Cap Fund	none	none	none	none	none	none
Fidelity Value Fund	$50,001 – $100,000	over $100,000	none	none	none	none

FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index Tracking Stock	none	none	none	none	none	none

FIDELITY COMMONWEALTH TRUST II
Fidelity International Enhanced Index Fund	none	none	none	none	none	none
Fidelity Large Cap Core Enhanced Index Fund	none	none	none	none	none	none
Fidelity Large Cap Growth Enhanced Index Fund	none	none	none	none	none	none

Dollar range of fund shares as of March 31, 2020	Joseph Mauriello	Cornelia M. Small	Garnett A. Smith	David M. Thomas	Susan Tomasky	Michael E. Wiley

FIDELITY COMMONWEALTH TRUST II
Fidelity Large Cap Value Enhanced Index Fund	none	none	none	none	none	over $100,000
Fidelity Mid Cap Enhanced Index Fund	none	none	none	none	none	none
Fidelity Small Cap Enhanced Index Fund	none	none	none	none	none	none

FIDELITY CONCORD STREET TRUST
Fidelity 500 Index Fund	none	over $100,000	over $100,000	none	none	none
Fidelity Event Driven Opportunities Fund	none	none	none	none	none	none
Fidelity Extended Market Index Fund	none	none	none	none	none	none
Fidelity Flex 500 Index Fund	none	none	none	none	none	none
Fidelity Flex Large Cap Value II Fund	none	none	none	none	none	none
Fidelity Founders Fund	none	none	$10,001 – $50,000	none	none	none
Fidelity International Index Fund	none	over $100,000	over $100,000	none	none	none
Fidelity Large Cap Stock Fund	none	$50,001 – $100,000	none	none	none	none
Fidelity Large Cap Stock K6 Fund	none	none	none	none	none	none
Fidelity Mid-Cap Stock Fund	none	none	none	none	none	none
Fidelity Mid-Cap Stock K6 Fund	none	none	none	none	none	none
Fidelity Nasdaq Composite Index Fund	none	none	none	none	none	none
Fidelity Series International Index Fund	none	none	none	none	none	none
Fidelity Series Small Cap Discovery Fund	none	none	none	none	none	none
Fidelity Series Total Market Index Fund	none	none	none	none	none	none
Fidelity Small Cap Discovery Fund	none	none	over $100,000	none	none	none
Fidelity Small Cap Stock Fund	none	none	none	none	none	none
Fidelity Small Cap Stock K6 Fund	none	none	none	none	none	none
Fidelity Total Market Index Fund	$10,001 – $50,000	over $100,000	none	none	none	$1 – $10,000
Fidelity ZERO Extended Market Index Fund	none	none	none	none	none	none
Fidelity ZERO International Index Fund	none	none	none	none	none	none
Fidelity ZERO Large Cap Index Fund	none	none	none	none	none	none
Fidelity ZERO Total Market Index Fund	none	none	none	none	none	none

FIDELITY CONTRAFUND
Fidelity Advisor New Insights Fund	none	none	none	none	none	none
Fidelity Contrafund	over $100,000	over $100,000	over $100,000	over $100,000	$10,001 – $50,000	over $100,000
Fidelity Contrafund K6	none	none	none	none	none	none
Fidelity Flex Opportunistic Insights Fund	none	none	none	none	none	none
Fidelity Series Opportunistic Insights Fund	none	none	none	none	none	none

FIDELITY COVINGTON TRUST
Fidelity Dividend ETF for Rising Rates	none	none	none	none	none	none
Fidelity High Dividend ETF	none	none	none	none	none	none
Fidelity High Yield Factor ETF	none	none	none	none	none	none
Fidelity International High Dividend ETF	none	none	none	none	none	none
Fidelity International Value Factor ETF	none	none	none	none	none	none

Dollar range of fund shares as of March 31, 2020	Joseph Mauriello	Cornelia M. Small	Garnett A. Smith	David M. Thomas	Susan Tomasky	Michael E. Wiley

FIDELITY COVINGTON TRUST
Fidelity Low Volatility Factor ETF	none	none	none	none	none	none
Fidelity Momentum Factor ETF	none	none	none	none	none	none
Fidelity MSCI Communication Services Index ETF	none	none	none	none	none	none
Fidelity MSCI Consumer Discretionary Index ETF	none	none	none	none	none	none
Fidelity MSCI Consumer Staples Index ETF	none	none	none	none	none	none
Fidelity MSCI Energy Index ETF	none	none	none	none	none	none
Fidelity MSCI Financials Index ETF	none	none	none	none	none	none
Fidelity MSCI Health Care Index ETF	none	none	none	none	none	none
Fidelity MSCI Industrials Index ETF	none	none	none	none	none	none
Fidelity MSCI Information Technology Index ETF	none	none	none	none	none	none
Fidelity MSCI Materials Index ETF	none	none	none	none	none	none
Fidelity MSCI Real Estate Index ETF	none	none	none	none	none	none
Fidelity MSCI Utilities Index ETF	none	none	none	none	none	none
Fidelity Quality Factor ETF	none	none	none	none	none	none
Fidelity Small-Mid Factor ETF	none	none	none	none	none	none
Fidelity Stocks for Inflation ETF	none	none	none	none	none	none
Fidelity Targeted Emerging Markets Factor ETF	none	none	none	none	none	none
Fidelity Targeted International Factor ETF	none	none	none	none	none	none
Fidelity Value Factor ETF	none	none	none	none	none	none

FIDELITY DESTINY PORTFOLIOS
Fidelity Advisor Capital Development Fund
Fidelity Advisor Diversified Stock Fund

FIDELITY DEVONSHIRE TRUST
Fidelity Equity-Income Fund	none	none	none	$1 – $10,000	none	none
Fidelity Equity-Income K6 Fund	none	none	none	none	none	none
Fidelity Flex Mid Cap Value Fund	none	none	none	none	none	none
Fidelity Mid Cap Value Fund	none	none	$50,001 – $100,000	none	none	none
Fidelity Mid Cap Value K6 Fund	none	none	none	none	none	none
Fidelity Series All-Sector Equity Fund	none	none	none	none	none	none
Fidelity Series Stock Selector Large Cap Value Fund	none	none	none	none	none	none
Fidelity Series Value Discovery Fund	none	none	none	none	none	none
Fidelity Stock Selector Large Cap Value Fund	none	none	none	none	none	none

FIDELITY FINANCIAL TRUST
Fidelity Convertible Securities Fund	none	over $100,000	none	none	none	$10,001 – $50,000
Fidelity Equity Dividend Income Fund	none	none	none	none	none	none
Fidelity Independence Fund	none	over $100,000	none	none	none	none

FIDELITY HASTINGS STREET TRUST
Fidelity Fund	none	none	none	none	none	none
Fidelity Growth Discovery Fund	none	none	none	none	none	none
Fidelity Mega Cap Stock Fund	none	none	none	none	none	none
Fidelity Series Emerging Markets Debt Fund	none	none	none	none	none	none
Fidelity Series Large Cap Stock Fund	none	none	none	none	none	none

FIDELITY INVESTMENT TRUST
Fidelity Canada Fund	none	none	none	none	none	none
Fidelity China Region Fund	none	none	none	none	none	none
Fidelity Diversified International Fund	none	over $100,000	none	over $100,000	none	none
Fidelity Diversified International K6 Fund	none	none	none	none	none	none
Fidelity Emerging Asia Fund	none	none	none	none	none	over $100,000
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	none	none	none	none	none	none
Fidelity Emerging Markets Discovery Fund	none	none	over $100,000	none	none	none

Dollar range of fund shares as of March 31, 2020	Joseph Mauriello	Cornelia M. Small	Garnett A. Smith	David M. Thomas	Susan Tomasky	Michael E. Wiley

FIDELITY INVESTMENT TRUST
Fidelity Emerging Markets Fund	$50,001 – $100,000	over $100,000	$50,001 – $100,000	over $100,000	none	$1 – $10,000
Fidelity Enduring Opportunities Fund	none	none	none	none	none	none
Fidelity Europe Fund	none	none	none	none	none	none
Fidelity Flex International Fund	none	none	none	none	none	none
Fidelity Global Commodity Stock Fund	none	none	none	none	none	none
Fidelity Global Equity Income Fund	none	none	none	none	none	none
Fidelity Infrastructure Fund	none	none	none	none	none	none
Fidelity International Capital Appreciation Fund	none	none	over $100,000	none	none	over $100,000
Fidelity International Capital Appreciation K6 Fund	none	none	none	none	none	none
Fidelity International Discovery Fund	over $100,000	over $100,000	none	none	none	none
Fidelity International Discovery K6 Fund	none	none	none	none	none	none
Fidelity International Growth Fund	none	none	over $100,000	$10,001 – $50,000	none	none
Fidelity International Small Cap Fund	none	none	none	none	none	none
Fidelity International Small Cap Opportunities Fund	none	none	$10,001 – $50,000	none	none	$10,001 – $50,000
Fidelity International Value Fund	none	none	none	none	none	none
Fidelity Japan Fund	none	none	none	none	none	none
Fidelity Japan Smaller Companies Fund	none	none	none	none	none	none
Fidelity Latin America Fund	none	none	none	none	none	none
Fidelity Nordic Fund	none	none	none	none	none	none
Fidelity Overseas Fund	$10,001 – $50,000	none	none	$1 – $10,000	none	over $100,000
Fidelity Pacific Basin Fund	none	none	none	none	none	none
Fidelity SAI International SMA Completion Fund	none	none	$1 – $10,000	none	none	none
Fidelity Series Canada Fund	none	none	none	none	none	none
Fidelity Series Emerging Markets Fund	none	none	none	none	none	none
Fidelity Series Emerging Markets Opportunities Fund	none	none	none	none	none	none
Fidelity Series International Growth Fund	none	none	none	none	none	none
Fidelity Series International Small Cap Fund	none	none	none	none	none	none
Fidelity Series International Value Fund	none	none	none	none	none	none
Fidelity Series Overseas Fund	none	none	none	none	none	none
Fidelity Total Emerging Markets Fund	none	none	none	none	none	none
Fidelity Total International Equity Fund	none	none	none	none	none	none
Fidelity Worldwide Fund	$10,001 – $50,000	none	none	none	none	none

FIDELITY MAGELLAN FUND
Fidelity Magellan Fund	over $100,000	none	none	none	none	none
Fidelity Magellan K6 Fund	none	none	none	none	none	none

FIDELITY MT. VERNON STREET TRUST
Fidelity Flex Mid Cap Growth Fund	none	none	none	none	none	none
Fidelity Growth Company Fund	none	none	over $100,000	over $100,000	none	over $100,000
Fidelity Growth Company K6 Fund	none	none	none	none	none	none
Fidelity Growth Strategies Fund	$10,001 – $50,000	none	none	none	none	$10,001 – $50,000
Fidelity Growth Strategies K6 Fund	none	none	none	none	none	none
Fidelity New Millennium Fund	$50,001 – $100,000	over $100,000	none	$10,001 – $50,000	none	none
Fidelity Series Growth Company Fund	none	none	none	none	none	none

Dollar range of fund shares as of March 31, 2020	Joseph Mauriello	Cornelia M. Small	Garnett A. Smith	David M. Thomas	Susan Tomasky	Michael E. Wiley

FIDELITY PURITAN TRUST
Fidelity Balanced Fund	over $100,000	none	none	none	none	none
Fidelity Balanced K6 Fund	none	none	none	none	none	none
Fidelity Flex Intrinsic Opportunities Fund	none	none	none	none	none	none
Fidelity Low-Priced Stock Fund	$50,001 – $100,000	over $100,000	over $100,000	over $100,000	none	over $100,000
Fidelity Low-Priced Stock K6 Fund	none	none	none	none	none	none
Fidelity Puritan Fund	none	none	none	none	none	none
Fidelity Puritan K6 Fund	none	none	none	none	none	none
Fidelity Series Intrinsic Opportunities Fund	none	none	none	none	none	none
Fidelity Value Discovery Fund	$10,001 – $50,000	none	none	$10,001 – $50,000	none	$50,001 – $100,000
Fidelity Value Discovery K6 Fund	none	none	none	none	none	none

FIDELITY SECURITIES FUND
Fidelity Blue Chip Growth Fund	$50,001 – $100,000	none	none	over $100,000	none	$10,001 – $50,000
Fidelity Blue Chip Growth K6 Fund	none	none	none	none	none	none
Fidelity Blue Chip Value Fund	none	none	none	none	none	none
Fidelity Dividend Growth Fund	none	none	none	$1 – $10,000	none	none
Fidelity Flex Large Cap Growth Fund	none	none	none	none	none	none
Fidelity Growth & Income Portfolio	none	none	none	$10,001 – $50,000	none	none
Fidelity Leveraged Company Stock Fund	$50,001 – $100,000	over $100,000	none	none	none	none
Fidelity OTC K6 Portfolio	none	none	none	none	none	none
Fidelity OTC Portfolio	none	over $100,000	over $100,000	none	none	over $100,000
Fidelity Real Estate Income Fund	$10,001 – $50,000	$50,001 – $100,000	none	none	none	none
Fidelity Series Blue Chip Growth Fund	none	none	none	none	none	none
Fidelity Series Real Estate Income Fund	none	none	none	none	none	none
Fidelity Series Small Cap Opportunities Fund	none	none	none	none	none	none
Fidelity Small Cap Growth Fund	none	$50,001 – $100,000	over $100,000	none	none	none
Fidelity Small Cap Growth K6 Fund	none	none	none	none	none	none
Fidelity Small Cap Value Fund	none	$50,001 – $100,000	none	$10,001 – $50,000	none	none

FIDELITY SELECT PORTFOLIOS
Fidelity Flex Real Estate Fund	none	none	none	none	none	none
Fidelity International Real Estate Fund	none	$10,001 – $50,000	none	none	none	none
Fidelity Real Estate Investment Portfolio	none	none	none	none	none	none
Fidelity Telecom and Utilities Fund	none	none	none	none	none	none
Select Air Transportation Portfolio	none	none	$10,001 – $50,000	none	none	none
Select Automotive Portfolio	none	none	none	none	none	none
Select Banking Portfolio	none	none	none	none	none	none
Select Biotechnology Portfolio	none	none	$10,001 – $50,000	none	none	none
Select Brokerage and Investment Management Portfolio	none	none	none	none	none	none
Select Chemicals Portfolio	none	none	none	none	none	none
Select Communication Services Portfolio	none	none	none	none	none	over $100,000

Dollar range of fund shares as of March 31, 2020	Joseph Mauriello	Cornelia M. Small	Garnett A. Smith	David M. Thomas	Susan Tomasky	Michael E. Wiley

FIDELITY SELECT PORTFOLIOS
Select Communications Equipment Portfolio	none	none	none	none	none	none
Select Computers Portfolio	none	none	none	none	none	none
Select Construction and Housing Portfolio	none	none	none	none	none	none
Select Consumer Discretionary Portfolio	none	none	$10,001 – $50,000	none	none	over $100,000
Select Consumer Finance Portfolio	none	none	none	none	none	none
Select Consumer Staples Portfolio	none	none	none	none	none	none
Select Defense and Aerospace Portfolio	none	none	none	none	none	none
Select Energy Portfolio	none	none	none	none	none	none
Select Energy Service Portfolio	none	none	none	none	none	none
Select Environment and Alternative Energy Portfolio	none	none	none	none	none	none
Select Financial Services Portfolio	none	none	none	none	none	over $100,000
Select Gold Portfolio	none	none	none	none	none	none
Select Health Care Portfolio	none	none	over $100,000	none	none	over $100,000
Select Health Care Services Portfolio	none	none	none	none	none	none
Select Industrials Portfolio	none	none	none	none	none	over $100,000
Select Insurance Portfolio	none	none	none	none	none	none
Select IT Services Portfolio	none	none	$10,001 – $50,000	none	none	none
Select Leisure Portfolio	none	none	none	none	none	none
Select Materials Portfolio	none	none	none	none	none	none
Select Medical Technology and Devices Portfolio	$50,001 – $100,000	none	none	none	none	none
Select Natural Gas Portfolio	none	none	none	none	none	none
Select Natural Resources Portfolio	none	none	none	none	none	none
Select Pharmaceuticals Portfolio	none	none	none	none	none	none
Select Retailing Portfolio	none	none	none	none	none	none
Select Semiconductors Portfolio	none	none	none	none	none	none
Select Software and IT Services Portfolio	none	none	$10,001 – $50,000	none	none	none
Select Technology Portfolio	none	none	none	none	none	over $100,000
Select Telecommunications Portfolio	none	none	none	none	none	none
Select Transportation Portfolio	none	none	none	none	none	none
Select Utilities Portfolio	none	none	none	none	none	none
Select Wireless Portfolio	none	none	none	none	none	none

FIDELITY SUMMER STREET TRUST
Fidelity Capital & Income Fund	$1 – $10,000	over $100,000	none	none	none	none
Fidelity Export and Multinational Fund	none	over $100,000	none	none	none	none
Fidelity Focused High Income Fund	none	none	none	none	none	none
Fidelity Global High Income Fund	none	none	none	none	none	none
Fidelity High Income Fund	$10,001 – $50,000	none	none	none	none	none
Fidelity New Markets Income Fund	none	$50,001 – $100,000	$10,001 – $50,000	none	none	none
Fidelity Series Floating Rate High Income Fund	none	none	none	none	none	none
Fidelity Series High Income Fund	none	none	none	none	none	none
Fidelity Short Duration High Income Fund	none	none	none	none	none	none
Fidelity U.S. Low Volatility Equity Fund	none	none	none	none	none	none
Fidelity Women’s Leadership Fund	none	none	none	none	none	none

FIDELITY TREND FUND
Fidelity Trend Fund	none	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	$10,001 – $50,000	over $100,000

Interested Trustees

Dollar range of fund shares as of March 31, 2020	Jonathan Chiel	James C. Curvey
FIDELITY ADVISOR SERIES I
Fidelity Advisor Balanced Fund	none	none
Fidelity Advisor Dividend Growth Fund	none	none
Fidelity Advisor Equity Growth Fund	none	none
Fidelity Advisor Equity Income Fund	none	none
Fidelity Advisor Equity Value Fund	none	none
Fidelity Advisor Floating Rate High Income Fund	none	none
Fidelity Advisor Growth & Income Fund	none	none
Fidelity Advisor Growth Opportunities Fund	$10,001 – $50,000	none
Fidelity Advisor High Income Advantage Fund	none	none
Fidelity Advisor Large Cap Fund	none	none
Fidelity Advisor Leveraged Company Stock Fund	none	none
Fidelity Advisor Mid Cap II Fund	none	none
Fidelity Advisor Series Equity Growth Fund	none	none
Fidelity Advisor Series Growth Opportunities Fund	none	none
Fidelity Advisor Series Small Cap Fund	none	none
Fidelity Advisor Small Cap Fund	none	none
Fidelity Advisor Stock Selector Mid Cap Fund	none	none
Fidelity Advisor Value Fund	none	none
Fidelity Advisor Value Strategies Fund	none	none
Fidelity Real Estate High Income Fund	none	none

FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	none	none
Fidelity Advisor Communications Equipment Fund	none	none
Fidelity Advisor Consumer Discretionary Fund	none	none
Fidelity Advisor Energy Fund	none	none
Fidelity Advisor Financial Services Fund	none	none
Fidelity Advisor Global Real Estate Fund	none	none
Fidelity Advisor Health Care Fund	none	none
Fidelity Advisor Industrials Fund	none	none
Fidelity Advisor Real Estate Fund	none	none
Fidelity Advisor Semiconductors Fund	none	none
Fidelity Advisor Technology Fund	none	none
Fidelity Advisor Utilities Fund	none	none

FIDELITY ADVISOR SERIES VIII
Fidelity Advisor Diversified International Fund	none	none
Fidelity Advisor Emerging Asia Fund	none	none
Fidelity Advisor Emerging Markets Fund	none	none
Fidelity Advisor Global Capital Appreciation Fund	none	none
Fidelity Advisor Global Equity Income Fund	none	none
Fidelity Advisor International Capital Appreciation Fund	none	none
Fidelity Advisor Overseas Fund	none	none
Fidelity Advisor Value Leaders Fund	none	none

FIDELITY CAPITAL TRUST
Fidelity Capital Appreciation Fund	none	none
Fidelity Disciplined Equity Fund	none	none
Fidelity Flex Small Cap Fund	none	none
Fidelity Focused Stock Fund	$10,001 – $50,000	none
Fidelity Stock Selector All Cap Fund	none	none
Fidelity Stock Selector Small Cap Fund	$1 – $10,000	none
Fidelity Value Fund	none	none

FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index Tracking Stock	none	none

Dollar range of fund shares as of March 31, 2020	Jonathan Chiel	James C. Curvey

FIDELITY COMMONWEALTH TRUST II
Fidelity International Enhanced Index Fund	none	none
Fidelity Large Cap Core Enhanced Index Fund	none	none
Fidelity Large Cap Growth Enhanced Index Fund	none	none
Fidelity Large Cap Value Enhanced Index Fund	$10,001 – $50,000	none
Fidelity Mid Cap Enhanced Index Fund	none	none
Fidelity Small Cap Enhanced Index Fund	none	none

FIDELITY CONCORD STREET TRUST
Fidelity 500 Index Fund	$50,001 – $100,000	none
Fidelity Event Driven Opportunities Fund	none	$50,001 – $100,000
Fidelity Extended Market Index Fund	none	none
Fidelity Flex 500 Index Fund	none	none
Fidelity Flex Large Cap Value II Fund	none	none
Fidelity Founders Fund	none	none
Fidelity International Index Fund	$10,001 – $50,000	over $100,000
Fidelity Large Cap Stock Fund	none	none
Fidelity Large Cap Stock K6 Fund	none	none
Fidelity Mid-Cap Stock Fund	none	none
Fidelity Mid-Cap Stock K6 Fund	none	none
Fidelity Nasdaq Composite Index Fund	none	none
Fidelity Series International Index Fund	none	none
Fidelity Series Small Cap Discovery Fund	none	none
Fidelity Series Total Market Index Fund	none	none
Fidelity Small Cap Discovery Fund	none	none
Fidelity Small Cap Stock Fund	none	none
Fidelity Small Cap Stock K6 Fund	none	none
Fidelity Total Market Index Fund	over $100,000	none
Fidelity ZERO Extended Market Index Fund	none	none
Fidelity ZERO International Index Fund	none	none
Fidelity ZERO Large Cap Index Fund	none	none
Fidelity ZERO Total Market Index Fund	none	none

FIDELITY CONTRAFUND
Fidelity Advisor New Insights Fund	none	none
Fidelity Contrafund	$50,001 – $100,000	none
Fidelity Contrafund K6	none	none
Fidelity Flex Opportunistic Insights Fund	none	none
Fidelity Series Opportunistic Insights Fund	none	none

FIDELITY COVINGTON TRUST
Fidelity Dividend ETF for Rising Rates	none	none
Fidelity High Dividend ETF	none	none
Fidelity High Yield Factor ETF	none	none
Fidelity International High Dividend ETF	none	none
Fidelity International Value Factor ETF	none	none
Fidelity Low Volatility Factor ETF	none	none
Fidelity Momentum Factor ETF	none	none
Fidelity MSCI Communication Services Index ETF	none	none
Fidelity MSCI Consumer Discretionary Index ETF	none	none
Fidelity MSCI Consumer Staples Index ETF	none	none
Fidelity MSCI Energy Index ETF	$10,001 – $50,000	none
Fidelity MSCI Financials Index ETF	none	none
Fidelity MSCI Health Care Index ETF	none	none
Fidelity MSCI Industrials Index ETF	none	none
Fidelity MSCI Information Technology Index ETF	none	none
Fidelity MSCI Materials Index ETF	none	none
Fidelity MSCI Real Estate Index ETF	none	none
Fidelity MSCI Utilities Index ETF	$10,001 – $50,000	none
Fidelity Quality Factor ETF	none	none
Fidelity Small-Mid Factor ETF	none	none
Fidelity Stocks for Inflation ETF	none	none
Fidelity Targeted Emerging Markets Factor ETF	none	none

Dollar range of fund shares as of March 31, 2020	Jonathan Chiel	James C. Curvey

FIDELITY COVINGTON TRUST
Fidelity Targeted International Factor ETF	none	none
Fidelity Value Factor ETF	none	none

FIDELITY DESTINY PORTFOLIOS
Fidelity Advisor Capital Development Fund
Fidelity Advisor Diversified Stock Fund

FIDELITY DEVONSHIRE TRUST
Fidelity Equity-Income Fund	none	none
Fidelity Equity-Income K6 Fund	none	none
Fidelity Flex Mid Cap Value Fund	none	none
Fidelity Mid Cap Value Fund	none	none
Fidelity Mid Cap Value K6 Fund	none	none
Fidelity Series All-Sector Equity Fund	none	none
Fidelity Series Stock Selector Large Cap Value Fund	none	none
Fidelity Series Value Discovery Fund	none	none
Fidelity Stock Selector Large Cap Value Fund	none	none

FIDELITY FINANCIAL TRUST
Fidelity Convertible Securities Fund	none	none
Fidelity Equity Dividend Income Fund	$1 – $10,000	none
Fidelity Independence Fund	$1 – $10,000	none

FIDELITY HASTINGS STREET TRUST
Fidelity Fund	over $100,000	none
Fidelity Growth Discovery Fund	none	none
Fidelity Mega Cap Stock Fund	none	none
Fidelity Series Emerging Markets Debt Fund	none	none
Fidelity Series Large Cap Stock Fund	none	none

FIDELITY INVESTMENT TRUST
Fidelity Canada Fund	none	none
Fidelity China Region Fund	none	none
Fidelity Diversified International Fund	none	none
Fidelity Diversified International K6 Fund	none	none
Fidelity Emerging Asia Fund	none	none
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$1 – $10,000	none
Fidelity Emerging Markets Discovery Fund	none	none
Fidelity Emerging Markets Fund	over $100,000	none
Fidelity Enduring Opportunities Fund	none	none
Fidelity Europe Fund	none	none
Fidelity Flex International Fund	none	none
Fidelity Global Commodity Stock Fund	none	none
Fidelity Global Equity Income Fund	none	none
Fidelity Infrastructure Fund	none	none
Fidelity International Capital Appreciation Fund	$50,001 – $100,000	none
Fidelity International Capital Appreciation K6 Fund	$1 – $10,000	none
Fidelity International Discovery Fund	$10,001 – $50,000	none
Fidelity International Discovery K6 Fund	none	none
Fidelity International Growth Fund	$10,001 – $50,000	none
Fidelity International Small Cap Fund	none	none
Fidelity International Small Cap Opportunities Fund	$10,001 – $50,000	none
Fidelity International Value Fund	none	none
Fidelity Japan Fund	none	none
Fidelity Japan Smaller Companies Fund	none	none
Fidelity Latin America Fund	none	none
Fidelity Nordic Fund	none	none
Fidelity Overseas Fund	$50,001 – $100,000	none
Fidelity Pacific Basin Fund	none	none

Dollar range of fund shares as of March 31, 2020	Jonathan Chiel	James C. Curvey

FIDELITY INVESTMENT TRUST
Fidelity SAI International SMA Completion Fund	none	none
Fidelity Series Canada Fund	none	none
Fidelity Series Emerging Markets Fund	none	none
Fidelity Series Emerging Markets Opportunities Fund	none	none
Fidelity Series International Growth Fund	none	none
Fidelity Series International Small Cap Fund	none	none
Fidelity Series International Value Fund	none	none
Fidelity Series Overseas Fund	none	none
Fidelity Total Emerging Markets Fund	none	none
Fidelity Total International Equity Fund	$10,001 – $50,000	none
Fidelity Worldwide Fund	none	none

FIDELITY MAGELLAN FUND
Fidelity Magellan Fund	none	none
Fidelity Magellan K6 Fund	none	none

FIDELITY MT. VERNON STREET TRUST
Fidelity Flex Mid Cap Growth Fund	none	none
Fidelity Growth Company Fund	$50,001 – $100,000	none
Fidelity Growth Company K6 Fund	none	none
Fidelity Growth Strategies Fund	none	none
Fidelity Growth Strategies K6 Fund	none	none
Fidelity New Millennium Fund	none	none
Fidelity Series Growth Company Fund	none	none

FIDELITY PURITAN TRUST
Fidelity Balanced Fund	$50,001 – $100,000	none
Fidelity Balanced K6 Fund	none	none
Fidelity Flex Intrinsic Opportunities Fund	none	none
Fidelity Low-Priced Stock Fund	none	over $100,000
Fidelity Low-Priced Stock K6 Fund	$1 – $10,000	none
Fidelity Puritan Fund	none	none
Fidelity Puritan K6 Fund	none	none
Fidelity Series Intrinsic Opportunities Fund	none	none
Fidelity Value Discovery Fund	none	none
Fidelity Value Discovery K6 Fund	$1 – $10,000	none

FIDELITY SECURITIES FUND
Fidelity Blue Chip Growth Fund	$10,001 – $50,000	none
Fidelity Blue Chip Growth K6 Fund	none	none
Fidelity Blue Chip Value Fund	none	none
Fidelity Dividend Growth Fund	$10,001 – $50,000	none
Fidelity Flex Large Cap Growth Fund	none	none
Fidelity Growth & Income Portfolio	$50,001 – $100,000	none
Fidelity Leveraged Company Stock Fund	$10,001 – $50,000	none
Fidelity OTC K6 Portfolio	none	none
Fidelity OTC Portfolio	none	none
Fidelity Real Estate Income Fund	none	none
Fidelity Series Blue Chip Growth Fund	none	none
Fidelity Series Real Estate Income Fund	none	none
Fidelity Series Small Cap Opportunities Fund	none	none
Fidelity Small Cap Growth Fund	none	none
Fidelity Small Cap Growth K6 Fund	none	none
Fidelity Small Cap Value Fund	none	none

FIDELITY SELECT PORTFOLIOS
Fidelity Flex Real Estate Fund	none	none
Fidelity International Real Estate Fund	none	none
Fidelity Real Estate Investment Portfolio	none	none
Fidelity Telecom and Utilities Fund	none	none
Select Air Transportation Portfolio	none	none
Select Automotive Portfolio	none	none
Select Banking Portfolio	none	none

Dollar range of fund shares as of March 31, 2020	Jonathan Chiel	James C. Curvey

FIDELITY SELECT PORTFOLIOS
Select Biotechnology Portfolio	none	none
Select Brokerage and Investment Management Portfolio	none	none
Select Chemicals Portfolio	none	none
Select Communication Services Portfolio	none	none
Select Communications Equipment Portfolio	none	none
Select Computers Portfolio	none	none
Select Construction and Housing Portfolio	none	none
Select Consumer Discretionary Portfolio	none	none
Select Consumer Finance Portfolio	none	none
Select Consumer Staples Portfolio	none	none
Select Defense and Aerospace Portfolio	none	none
Select Energy Portfolio	none	none
Select Energy Service Portfolio	none	none
Select Environment and Alternative Energy Portfolio	none	none
Select Financial Services Portfolio	none	none
Select Gold Portfolio	none	none
Select Health Care Portfolio	none	none
Select Health Care Services Portfolio	none	none
Select Industrials Portfolio	none	none
Select Insurance Portfolio	none	none
Select IT Services Portfolio	none	none
Select Leisure Portfolio	none	none
Select Materials Portfolio	none	none
Select Medical Technology and Devices Portfolio	none	none
Select Natural Gas Portfolio	none	none
Select Natural Resources Portfolio	none	none
Select Pharmaceuticals Portfolio	none	none
Select Retailing Portfolio	none	none
Select Semiconductors Portfolio	none	none
Select Software and IT Services Portfolio	none	none
Select Technology Portfolio	none	none
Select Telecommunications Portfolio	none	none
Select Transportation Portfolio	none	none
Select Utilities Portfolio	none	none
Select Wireless Portfolio	none	none

FIDELITY SUMMER STREET TRUST
Fidelity Capital & Income Fund	none	none
Fidelity Export and Multinational Fund	$1 – $10,000	none
Fidelity Focused High Income Fund	none	none
Fidelity Global High Income Fund	none	none
Fidelity High Income Fund	none	none
Fidelity New Markets Income Fund	$1 – $10,000	none
Fidelity Series Floating Rate High Income Fund	none	none
Fidelity Series High Income Fund	none	none
Fidelity Short Duration High Income Fund	none	none
Fidelity U.S. Low Volatility Equity Fund	none	none
Fidelity Women’s Leadership Fund	none	none

FIDELITY TREND FUND
Fidelity Trend Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

APPENDIX J

The following table sets forth information describing the compensation of each Trustee and member of the Advisory Board for his or her services, for each fund’s fiscal year end (refer to Appendix A for fiscal year end information) or the calendar year ended December 31, 2019, as applicable. Jonathan Chiel, James C. Curvey, and Peter S. Lynch are interested persons and are compensated by Fidelity.

Compensation Table

AGGREGATE COMPENSATION FROM A FUND	Dennis J. Dirks[1]	Donald F. Donahue[2]	Vicki L. Fuller[3]	Patricia L. Kampling[4]	Alan J. Lacy[5]	Ned C. Lautenbach[6]
FIDELITY ADVISOR SERIES I
Fidelity Advisor Balanced Fund	$1,436	$1,371	$1,223	$–	$1,331	$1,601
Fidelity Advisor Dividend Growth Fund	$407	$387	$377	$–	$379	$459
Fidelity Advisor Equity Growth Fund	$1,308	$1,246	$1,213	$–	$1,219	$1,477
Fidelity Advisor Equity Income Fund	$663	$632	$615	$–	$618	$749
Fidelity Advisor Equity Value Fund	$93	$89	$86	$–	$87	$105
Fidelity Advisor Floating Rate High Income Fund[13]	$4,599	$4,371	$4,255	$–	$4,276	$5,182
Fidelity Advisor Growth & Income Fund	$219	$208	$203	$–	$204	$247
Fidelity Advisor Growth Opportunities Fund	$2,251	$2,146	$2,086	$–	$2,099	$2,542
Fidelity Advisor High Income Advantage Fund	$753	$716	$697	$–	$701	$849
Fidelity Advisor Large Cap Fund	$469	$446	$434	$–	$437	$529
Fidelity Advisor Leveraged Company Stock Fund	$632	$603	$470	$–	$586	$704
Fidelity Advisor Mid Cap II Fund	$757	$721	$702	$–	$705	$854
Fidelity Advisor Series Equity Growth Fund	$390	$371	$362	$–	$363	$440
Fidelity Advisor Series Growth Opportunities Fund	$266	$254	$247	$–	$248	$301
Fidelity Advisor Series Small Cap Fund	$181	$173	$168	$–	$169	$205
Fidelity Advisor Small Cap Fund	$771	$734	$715	$–	$718	$871
Fidelity Advisor Stock Selector Mid Cap Fund	$836	$796	$775	$–	$779	$943
Fidelity Advisor Value Fund	$37	$35	$34	$–	$34	$41
Fidelity Advisor Value Strategies Fund	$352	$335	$326	$–	$328	$397
Fidelity Real Estate High Income Fund	$303	$289	$281	$–	$283	$343

FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	$1,048	$998	$797	$–	$971	$1,167
Fidelity Advisor Communications Equipment Fund	$12	$12	$10	$–	$11	$14
Fidelity Advisor Consumer Discretionary Fund	$169	$161	$131	$–	$156	$188
Fidelity Advisor Energy Fund	$314	$299	$233	$–	$291	$349
Fidelity Advisor Financial Services Fund	$182	$174	$137	$–	$169	$203
Fidelity Advisor Global Real Estate Fund	$2	$2	$2	$–	$2	$2
Fidelity Advisor Health Care Fund	$1,531	$1,458	$1,212	$–	$1,419	$1,708
Fidelity Advisor Industrials Fund	$299	$285	$226	$–	$277	$332
Fidelity Advisor Real Estate Fund	$238	$226	$182	$–	$220	$265
Fidelity Advisor Semiconductors Fund	$108	$102	$80	$–	$100	$120
Fidelity Advisor Technology Fund	$849	$809	$647	$–	$787	$945
Fidelity Advisor Utilities Fund	$191	$182	$157	$–	$177	$214

FIDELITY ADVISOR SERIES VIII
Fidelity Advisor Diversified International Fund	$757	$720	$700	$–	$704	$853
Fidelity Advisor Emerging Asia Fund	$116	$110	$107	$–	$108	$130
Fidelity Advisor Emerging Markets Fund	$324	$308	$300	$–	$301	$365
Fidelity Advisor Global Capital Appreciation Fund	$46	$43	$42	$–	$43	$52
Fidelity Advisor Global Equity Income Fund	$8	$7	$7	$–	$7	$9
Fidelity Advisor International Capital Appreciation Fund	$861	$819	$797	$–	$802	$971
Fidelity Advisor Overseas Fund	$252	$240	$233	$–	$235	$284
Fidelity Advisor Value Leaders Fund	$12	$11	$11	$–	$11	$13

FIDELITY CAPITAL TRUST
Fidelity Capital Appreciation Fund	$2,538	$2,412	$2,348	$–	$2,359	$2,859
Fidelity Disciplined Equity Fund	$522	$496	$483	$–	$485	$588
Fidelity Flex Small Cap Fund	$4	$3	$3	$–	$3	$4
Fidelity Focused Stock Fund	$1,113	$1,059	$1,030	$–	$1,036	$1,255
Fidelity Stock Selector All Cap Fund[14]	$3,826	$3,626	$3,540	$–	$3,559	$4,312
Fidelity Stock Selector Small Cap Fund	$473	$450	$438	$–	$440	$533
Fidelity Value Fund[15]	$2,867	$2,726	$2,653	$–	$2,667	$3,231

AGGREGATE COMPENSATION FROM A FUND	Dennis J. Dirks[1]	Donald F. Donahue[2]	Vicki L. Fuller[3]	Patricia L. Kampling[4]	Alan J. Lacy[5]	Ned C. Lautenbach[6]

FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index Tracking Stock	$811	$772	$751	$–	$756	$915

FIDELITY COMMONWEALTH TRUST II
Fidelity International Enhanced Index Fund	$648	$620	$546	$–	$601	$722
Fidelity Large Cap Core Enhanced Index Fund	$325	$310	$277	$–	$301	$362
Fidelity Large Cap Growth Enhanced Index Fund	$453	$433	$383	$–	$420	$505
Fidelity Large Cap Value Enhanced Index Fund	$1,533	$1,465	$1,296	$–	$1,422	$1,709
Fidelity Mid Cap Enhanced Index Fund	$489	$468	$412	$–	$453	$545
Fidelity Small Cap Enhanced Index Fund	$251	$241	$236	$16	$236	$287

FIDELITY CONCORD STREET TRUST
Fidelity 500 Index Fund[16]	$79,208	$76,234	$74,445	$6,369	$74,587	$90,697
Fidelity Event Driven Opportunities Fund	$156	$148	$69	$–	$144	$173
Fidelity Extended Market Index Fund[17]	$9,319	$8,964	$8,749	$681	$8,768	$10,657
Fidelity Flex 500 Index Fund	$269	$259	$254	$24	$254	$309
Fidelity Flex Large Cap Value II Fund[18]	$10	$10	$2	$–	$9	$11
Fidelity Founders Fund[18]	$0	$0	$0	$–	$0	$2
Fidelity International Index Fund[19]	$10,714	$10,309	$10,064	$819	$10,084	$12,259
Fidelity Large Cap Stock Fund	$1,270	$1,202	$626	$–	$1,172	$1,410
Fidelity Mid-Cap Stock Fund[20]	$3,303	$3,135	$1,761	$–	$3,045	$3,674
Fidelity Mid-Cap Stock K6 Fund[18]	$95	$88	$22	$–	$87	$105
Fidelity Nasdaq Composite Index Fund	$2,624	$2,500	$2,432	$–	$2,446	$2,963
Fidelity Series International Index Fund	$18	$17	$16	$–	$17	$20
Fidelity Series Small Cap Discovery Fund	$697	$661	$368	$–	$643	$775
Fidelity Series Total Market Index Fund[18]	$7,003	$6,739	$6,596	$725	$6,608	$8,045
Fidelity Large Cap Stock K6 Fund	$36	$34	$20	$–	$33	$40
Fidelity Small Cap Discovery Fund	$1,566	$1,485	$750	$–	$1,442	$1,739
Fidelity Small Cap Stock Fund	$645	$612	$337	$–	$595	$717
Fidelity Small Cap Stock K6 Fund	$38	$36	$20	$–	$35	$42
Fidelity Total Market Index Fund[21]	$20,022	$19,259	$18,785	$1,367	$18,823	$22,871
Fidelity ZERO Extended Market Index Fund	$111	$106	$103	$–	$104	$126
Fidelity ZERO International Index Fund	$311	$296	$288	$–	$290	$351
Fidelity ZERO Large Cap Index Fund	$217	$207	$201	$–	$203	$245
Fidelity ZERO Total Market Index Fund	$1,004	$955	$927	$–	$935	$1,132

FIDELITY CONTRAFUND
Fidelity Advisor New Insights Fund[22]	$10,688	$10,181	$9,907	$–	$9,959	$12,067
Fidelity Contrafund[23]	$48,229	$45,942	$44,704	$–	$44,939	$54,450
Fidelity Contrafund K6	$3,275	$3,121	$3,037	$–	$3,055	$3,701
Fidelity Flex Opportunistic Insights Fund	$9	$8	$8	$–	$8	$10
Fidelity Series Opportunistic Insights Fund	$2,877	$2,741	$2,667	$–	$2,681	$3,248

FIDELITY COVINGTON TRUST
Fidelity Dividend ETF for Rising Rates	$155	$147	$122	$–	$143	$173
Fidelity High Dividend ETF	$107	$101	$88	$–	$99	$119
Fidelity High Yield Factor ETF	$11	$10	$10	$–	$10	$12
Fidelity International High Dividend ETF	$13	$12	$12	$–	$12	$14
Fidelity International Value Factor ETF	$5	$5	$5	$–	$5	$6
Fidelity Low Volatility Factor ETF	$50	$47	$42	$–	$46	$55
Fidelity Momentum Factor ETF	$43	$41	$34	$–	$40	$48
Fidelity MSCI Communication Services Index ETF	$99	$94	$84	$–	$92	$110
Fidelity MSCI Consumer Discretionary Index ETF	$278	$264	$218	$–	$257	$310
Fidelity MSCI Consumer Staples Index ETF	$176	$168	$145	$–	$163	$197
Fidelity MSCI Energy Index ETF	$218	$208	$164	$–	$202	$243
Fidelity MSCI Financials Index ETF	$529	$505	$394	$–	$491	$589
Fidelity MSCI Health Care Index ETF	$627	$597	$502	$–	$581	$700
Fidelity MSCI Industrials Index ETF	$183	$174	$140	$–	$170	$204
Fidelity MSCI Information Technology Index ETF	$916	$872	$709	$–	$849	$1,020
Fidelity MSCI Materials Index ETF	$85	$81	$63	$–	$79	$95
Fidelity MSCI Real Estate Index ETF	$276	$263	$222	$–	$256	$308
Fidelity MSCI Utilities Index ETF	$212	$202	$176	$–	$197	$237
Fidelity Quality Factor ETF	$50	$48	$42	$–	$46	$56
Fidelity Small-Mid Factor ETF[24]	$2	$2	$2	$–	$2	$2

AGGREGATE COMPENSATION FROM A FUND	Dennis J. Dirks[1]	Donald F. Donahue[2]	Vicki L. Fuller[3]	Patricia L. Kampling[4]	Alan J. Lacy[5]	Ned C. Lautenbach[6]

FIDELITY COVINGTON TRUST
Fidelity Stocks for Inflation ETF[18]	$14	$13	$3	$–	$13	$15
Fidelity Targeted Emerging Markets Factor ETF[24]	$5	$5	$3	$–	$3	$5
Fidelity Targeted International Factor ETF[24]	$5	$5	$5	$–	$5	$5
Fidelity Value Factor ETF	$46	$44	$37	$–	$43	$51

FIDELITY DESTINY PORTFOLIOS
Fidelity Advisor Capital Development Fund	$1,284	$1,217	$1,189	$–	$1,195	$1,448
Fidelity Advisor Diversified Stock Fund	$857	$813	$793	$–	$797	$966

FIDELITY DEVONSHIRE TRUST
Fidelity Equity-Income Fund[25]	$2,446	$2,341	$2,285	$–	$2,297	$2,783
Fidelity Equity-Income K6 Fund[18]	$10	$10	$10	$–	$10	$12
Fidelity Flex Mid Cap Value Fund	$4	$4	$4	$–	$4	$4
Fidelity Mid Cap Value Fund	$733	$701	$685	$–	$688	$834
Fidelity Mid Cap Value K6 Fund	$20	$20	$19	$–	$19	$23
Fidelity Series All-Sector Equity Fund	$1,452	$1,390	$1,357	$–	$1,364	$1,652
Fidelity Series Stock Selector Large Cap Value Fund	$4,175	$3,996	$3,900	$–	$3,920	$4,750
Fidelity Series Value Discovery Fund	$3,111	$2,977	$2,906	$–	$2,921	$3,539
Fidelity Stock Selector Large Cap Value Fund	$348	$333	$324	$–	$326	$395

FIDELITY FINANCIAL TRUST
Fidelity Convertible Securities Fund	$601	$572	$557	$–	$560	$678
Fidelity Equity Dividend Income Fund	$2,033	$1,936	$1,885	$–	$1,894	$2,296
Fidelity Independence Fund	$1,497	$1,426	$1,387	$–	$1,395	$1,690

FIDELITY HASTINGS STREET TRUST
Fidelity Fund	$1,834	$1,748	$1,252	$–	$1,700	$2,043
Fidelity Growth Discovery Fund	$799	$761	$556	$–	$741	$891
Fidelity Mega Cap Stock Fund	$821	$782	$563	$–	$761	$915
Fidelity Series Emerging Markets Debt Fund	$545	$519	$505	$–	$507	$615
Fidelity Series Large Cap Stock Fund	$5,786	$5,511	$4,097	$–	$5,365	$6,454

FIDELITY INVESTMENT TRUST
Fidelity Canada Fund	$415	$394	$384	$–	$386	$467
Fidelity China Region Fund	$483	$459	$447	$–	$449	$544
Fidelity Diversified International Fund[26]	$5,626	$5,349	$5,206	$–	$5,232	$6,340
Fidelity Diversified International K6 Fund	$1,068	$1,015	$988	$–	$993	$1,203
Fidelity Emerging Asia Fund	$419	$398	$388	$–	$390	$472
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$45	$43	$42	$–	$42	$51
Fidelity Emerging Markets Discovery Fund	$127	$120	$117	$–	$118	$143
Fidelity Emerging Markets Fund	$1,830	$1,740	$1,693	$–	$1,702	$2,062
Fidelity Enduring Opportunities Fund[18]	$18	$17	$4	$–	$16	$20
Fidelity Europe Fund	$392	$372	$362	$–	$364	$441
Fidelity Flex International Fund	$18	$17	$16	$–	$16	$20
Fidelity Global Commodity Stock Fund	$224	$213	$208	$–	$209	$253
Fidelity Global Equity Income Fund	$28	$27	$26	$–	$26	$32
Fidelity Infrastructure Fund[18]	$6	$5	$1	$–	$5	$6
Fidelity International Capital Appreciation Fund	$1,074	$1,022	$994	$–	$1,000	$1,211
Fidelity International Capital Appreciation K6 Fund	$173	$165	$160	$–	$161	$195
Fidelity International Discovery Fund[27]	$3,814	$3,626	$3,529	$–	$3,547	$4,298
Fidelity International Discovery K6 Fund[18]	$9	$6	$6	$–	$6	$9
Fidelity International Growth Fund	$1,098	$1,044	$1,016	$–	$1,022	$1,238
Fidelity International Small Cap Fund	$880	$837	$814	$–	$819	$992
Fidelity International Small Cap Opportunities Fund	$518	$492	$479	$–	$482	$584
Fidelity International Value Fund	$190	$180	$175	$–	$176	$214
Fidelity Japan Fund	$268	$255	$248	$–	$250	$303
Fidelity Japan Smaller Companies Fund	$278	$265	$258	$–	$259	$314
Fidelity Latin America Fund	$216	$206	$200	$–	$201	$244
Fidelity Nordic Fund	$114	$108	$105	$–	$106	$128
Fidelity Overseas Fund[28]	$2,985	$2,839	$2,762	$–	$2,777	$3,364
Fidelity Pacific Basin Fund	$349	$332	$323	$–	$325	$394
Fidelity SAI International SMA Completion Fund	$4	$4	$4	$–	$4	$4
Fidelity Series Canada Fund	$648	$617	$600	$–	$603	$731
Fidelity Series Emerging Markets Fund	$670	$637	$620	$–	$623	$755

AGGREGATE COMPENSATION FROM A FUND	Dennis J. Dirks[1]	Donald F. Donahue[2]	Vicki L. Fuller[3]	Patricia L. Kampling[4]	Alan J. Lacy[5]	Ned C. Lautenbach[6]

FIDELITY INVESTMENT TRUST
Fidelity Series Emerging Markets Opportunities Fund	$6,272	$5,964	$5,803	$–	$5,834	$7,069
Fidelity Series International Growth Fund	$6,136	$5,835	$5,677	$–	$5,708	$6,916
Fidelity Series International Small Cap Fund	$1,394	$1,325	$1,290	$–	$1,296	$1,571
Fidelity Series International Value Fund	$5,930	$5,638	$5,486	$–	$5,516	$6,683
Fidelity Series Overseas Fund[18]	$804	$768	$738	$–	$756	$915
Fidelity Total Emerging Markets Fund	$283	$269	$261	$–	$263	$318
Fidelity Total International Equity Fund	$41	$39	$38	$–	$38	$46
Fidelity Worldwide Fund	$1,005	$955	$930	$–	$935	$1,133

FIDELITY MAGELLAN FUND
Fidelity Magellan Fund[29]	$7,071	$6,709	$3,240	$–	$6,498	$7,847
Fidelity Magellan K6 Fund[18]	$68	$63	$16	$–	$62	$75

FIDELITY MT. VERNON STREET TRUST
Fidelity Flex Mid Cap Growth Fund	$5	$4	$4	$–	$4	$5
Fidelity Growth Company Fund[30]	$17,472	$16,642	$16,196	$–	$16,282	$19,729
Fidelity Growth Company K6 Fund[18]	$161	$156	$151	$–	$151	$182
Fidelity Growth Strategies Fund	$1,113	$1,061	$1,032	$–	$1,038	$1,257
Fidelity Growth Strategies K6 Fund	$57	$54	$52	$–	$53	$64
Fidelity New Millennium Fund	$1,249	$1,190	$1,158	$–	$1,164	$1,411
Fidelity Series Growth Company Fund	$4,670	$4,449	$4,330	$–	$4,352	$5,273

FIDELITY PURITAN TRUST
Fidelity Balanced Fund[31]	$13,527	$12,926	$11,444	$–	$12,539	$15,074
Fidelity Balanced K6 Fund[18]	$1	$1	$1	$–	$1	$1
Fidelity Flex Intrinsic Opportunities Fund	$10	$10	$8	$–	$10	$11
Fidelity Low-Priced Stock Fund[32]	$13,504	$12,868	$10,266	$–	$12,519	$15,043
Fidelity Low-Priced Stock K6 Fund	$825	$786	$635	$–	$765	$919
Fidelity Puritan Fund[33]	$11,373	$10,868	$9,601	$–	$10,542	$12,670
Fidelity Puritan K6 Fund[18]	$1	$1	$1	$–	$1	$1
Fidelity Series Intrinsic Opportunities Fund	$5,909	$5,629	$4,568	$–	$5,478	$6,587
Fidelity Value Discovery Fund	$963	$917	$745	$–	$892	$1,073
Fidelity Value Discovery K6 Fund	$98	$93	$73	$–	$91	$109

FIDELITY SECURITIES FUND
Fidelity Blue Chip Growth Fund[34]	$10,913	$10,397	$8,441	$–	$10,117	$12,160
Fidelity Blue Chip Growth K6 Fund	$762	$726	$599	$–	$707	$850
Fidelity Blue Chip Value Fund	$181	$172	$144	$–	$168	$202
Fidelity Dividend Growth Fund[35]	$2,841	$2,706	$2,186	$–	$2,633	$3,165
Fidelity Flex Large Cap Growth Fund	$8	$7	$6	$–	$7	$9
Fidelity Growth & Income Portfolio[36]	$2,720	$2,097	$2,591	$–	$2,521	$3,031
Fidelity Leveraged Company Stock Fund	$1,002	$955	$753	$–	$929	$1,115
Fidelity OTC K6 Portfolio[18]	$1	$1	$1	$–	$1	$1
Fidelity OTC Portfolio[37]	$8,103	$7,720	$6,195	$–	$7,511	$9,025
Fidelity Real Estate Income Fund	$2,300	$2,190	$1,804	$–	$2,132	$2,564
Fidelity Series Blue Chip Growth Fund	$2,483	$2,366	$1,915	$–	$2,302	$2,767
Fidelity Series Real Estate Income Fund	$384	$365	$299	$–	$356	$428
Fidelity Series Small Cap Opportunities Fund	$2,375	$2,264	$1,819	$–	$2,202	$2,647
Fidelity Small Cap Growth Fund	$1,729	$1,648	$1,308	$–	$1,603	$1,926
Fidelity Small Cap Growth K6 Fund	$293	$279	$235	$–	$271	$327
Fidelity Small Cap Value Fund	$955	$911	$712	$–	$885	$1,063

FIDELITY SELECT PORTFOLIOS
Fidelity Flex Real Estate Fund	$0	$0	$0	$–	$0	$0
Fidelity International Real Estate Fund	$234	$223	$179	$–	$217	$261
Fidelity Real Estate Investment Portfolio	$1,648	$1,570	$1,283	$–	$1,528	$1,837
Fidelity Telecom and Utilities Fund	$423	$405	$395	$–	$398	$482
Select Air Transportation Portfolio	$115	$111	$108	$8	$109	$132
Select Automotive Portfolio	$15	$14	$14	$1	$14	$17
Select Banking Portfolio	$183	$176	$172	$13	$172	$210
Select Biotechnology Portfolio[38]	$2,714	$2,610	$2,548	$190	$2,553	$3,102
Select Brokerage and Investment Management Portfolio	$126	$121	$118	$9	$119	$144
Select Chemicals Portfolio	$385	$370	$361	$21	$362	$439
Select Communication Services Portfolio	$241	$232	$226	$18	$227	$276

AGGREGATE COMPENSATION FROM A FUND	Dennis J. Dirks[1]	Donald F. Donahue[2]	Vicki L. Fuller[3]	Patricia L. Kampling[4]	Alan J. Lacy[5]	Ned C. Lautenbach[6]

FIDELITY SELECT PORTFOLIOS
Select Communications Equipment Portfolio	$79	$75	$74	$5	$74	$90
Select Computers Portfolio	$199	$191	$187	$16	$187	$227
Select Construction and Housing Portfolio	$115	$111	$109	$10	$109	$132
Select Consumer Discretionary Portfolio	$178	$171	$167	$12	$167	$203
Select Consumer Finance Portfolio	$57	$54	$53	$5	$53	$65
Select Consumer Staples Portfolio	$583	$561	$548	$41	$549	$667
Select Defense and Aerospace Portfolio	$1,131	$1,088	$1,063	$88	$1,065	$1,294
Select Energy Portfolio	$399	$384	$374	$23	$375	$455
Select Energy Service Portfolio	$94	$90	$88	$6	$88	$107
Select Environment and Alternative Energy Portfolio	$69	$66	$64	$5	$64	$78
Select Financial Services Portfolio	$213	$205	$200	$15	$200	$244
Select Gold Portfolio	$594	$572	$558	$47	$560	$681
Select Health Care Portfolio	$2,816	$2,709	$2,644	$212	$2,650	$3,221
Select Health Care Services Portfolio	$438	$422	$411	$31	$412	$501
Select Industrials Portfolio	$241	$231	$226	$16	$226	$275
Select Insurance Portfolio	$96	$93	$90	$7	$91	$110
Select IT Services Portfolio	$1,435	$1,381	$1,349	$119	$1,352	$1,644
Select Leisure Portfolio	$197	$190	$185	$14	$186	$226
Select Materials Portfolio	$373	$358	$349	$22	$350	$425
Select Medical Technology and Devices Portfolio	$2,576	$2,478	$2,418	$183	$2,423	$2,945
Select Natural Gas Portfolio	$68	$65	$64	$4	$64	$77
Select Natural Resources Portfolio	$161	$155	$151	$11	$151	$184
Select Pharmaceuticals Portfolio	$286	$275	$268	$22	$269	$327
Select Retailing Portfolio	$1,218	$1,171	$1,143	$82	$1,145	$1,392
Select Semiconductors Portfolio	$1,343	$1,293	$1,264	$117	$1,266	$1,539
Select Software and IT Services Portfolio	$2,832	$2,724	$2,660	$222	$2,665	$3,240
Select Technology Portfolio	$2,216	$2,133	$2,083	$184	$2,086	$2,537
Select Telecommunications Portfolio	$114	$109	$107	$8	$107	$130
Select Transportation Portfolio	$164	$158	$154	$10	$154	$187
Select Utilities Portfolio	$474	$456	$445	$35	$446	$542
Select Wireless Portfolio	$111	$107	$105	$10	$105	$128

FIDELITY SUMMER STREET TRUST
Fidelity Capital & Income Fund[39]	$4,904	$4,654	$2,615	$–	$4,523	$5,455
Fidelity Export and Multinational Fund	$711	$680	$600	$–	$660	$793
Fidelity Focused High Income Fund	$135	$128	$67	$–	$124	$150
Fidelity Global High Income Fund	$55	$52	$28	$–	$50	$61
Fidelity High Income Fund	$1,863	$1,768	$1,043	$–	$1,719	$2,075
Fidelity New Markets Income Fund	$3,563	$3,394	$3,303	$–	$3,320	$4,022
Fidelity Series Floating Rate High Income Fund	$126	$119	$117	$–	$117	$142
Fidelity Series High Income Fund	$1,107	$1,050	$580	$–	$1,021	$1,231
Fidelity Short Duration High Income Fund	$47	$45	$26	$–	$44	$53
Fidelity U.S. Low Volatility Equity Fund	$22	$20	$5	$–	$20	$24
Fidelity Women’s Leadership Fund[18]	$23	$21	$5	$–	$21	$25

FIDELITY TREND FUND
Fidelity Trend Fund	$764	$728	$708	$–	$712	$863
TOTAL COMPENSATION FROM THE FUND COMPLEX[40]	$507,000	$483,000	$470,000	$–	$472,500	$572,500

AGGREGATE COMPENSATION FROM A FUND	Joseph Mauriello[7]	Cornelia M. Small[8]	David M. Thomas[10]	Susan Tomasky[11]	Michael E. Wiley[12]
FIDELITY ADVISOR SERIES I
Fidelity Advisor Balanced Fund	$1,480	$1,359	$1,434	$–	$1,402
Fidelity Advisor Dividend Growth Fund	$428	$385	$407	$–	$399
Fidelity Advisor Equity Growth Fund	$1,377	$1,237	$1,309	$–	$1,284
Fidelity Advisor Equity Income Fund	$698	$627	$664	$–	$651
Fidelity Advisor Equity Value Fund	$98	$88	$93	$–	$92
Fidelity Advisor Floating Rate High Income Fund[13]	$4,797	$4,356	$4,639	$–	$4,502
Fidelity Advisor Growth & Income Fund	$230	$207	$219	$–	$214
Fidelity Advisor Growth Opportunities Fund	$2,383	$2,127	$2,257	$–	$2,210
Fidelity Advisor High Income Advantage Fund	$785	$713	$760	$–	$738
Fidelity Advisor Large Cap Fund	$492	$443	$469	$–	$460

AGGREGATE COMPENSATION FROM A FUND	Joseph Mauriello[7]	Cornelia M. Small[8]	David M. Thomas[10]	Susan Tomasky[11]	Michael E. Wiley[12]
FIDELITY ADVISOR SERIES I
Fidelity Advisor Leveraged Company Stock Fund	$654	$598	$630	$–	$615
Fidelity Advisor Mid Cap II Fund	$795	$717	$757	$–	$742
Fidelity Advisor Series Equity Growth Fund	$410	$369	$390	$–	$383
Fidelity Advisor Series Growth Opportunities Fund	$280	$252	$267	$–	$261
Fidelity Advisor Series Small Cap Fund	$191	$172	$182	$–	$178
Fidelity Advisor Small Cap Fund	$810	$729	$771	$–	$757
Fidelity Advisor Stock Selector Mid Cap Fund	$879	$790	$836	$–	$820
Fidelity Advisor Value Fund	$38	$35	$37	$–	$36
Fidelity Advisor Value Strategies Fund	$370	$333	$352	$–	$345
Fidelity Real Estate High Income Fund	$320	$287	$304	$–	$298

FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	$1,084	$992	$1,044	$–	$1,020
Fidelity Advisor Communications Equipment Fund	$13	$12	$12	$–	$12
Fidelity Advisor Consumer Discretionary Fund	$174	$160	$168	$–	$164
Fidelity Advisor Energy Fund	$325	$297	$313	$–	$305
Fidelity Advisor Financial Services Fund	$188	$172	$181	$–	$177
Fidelity Advisor Global Real Estate Fund	$2	$2	$2	$–	$2
Fidelity Advisor Health Care Fund	$1,582	$1,450	$1,525	$–	$1,491
Fidelity Advisor Industrials Fund	$309	$283	$298	$–	$291
Fidelity Advisor Real Estate Fund	$246	$225	$237	$–	$231
Fidelity Advisor Semiconductors Fund	$111	$102	$107	$–	$105
Fidelity Advisor Technology Fund	$877	$804	$846	$–	$826
Fidelity Advisor Utilities Fund	$197	$181	$190	$–	$186

FIDELITY ADVISOR SERIES VIII
Fidelity Advisor Diversified International Fund	$789	$717	$763	$–	$741
Fidelity Advisor Emerging Asia Fund	$121	$110	$117	$–	$113
Fidelity Advisor Emerging Markets Fund	$337	$307	$326	$–	$317
Fidelity Advisor Global Capital Appreciation Fund	$48	$43	$46	$–	$45
Fidelity Advisor Global Equity Income Fund	$8	$7	$8	$–	$7
Fidelity Advisor International Capital Appreciation Fund	$897	$815	$868	$–	$844
Fidelity Advisor Overseas Fund	$263	$239	$254	$–	$247
Fidelity Advisor Value Leaders Fund	$12	$11	$12	$–	$11

FIDELITY CAPITAL TRUST
Fidelity Capital Appreciation Fund	$2,645	$2,403	$2,558	$–	$2,484
Fidelity Disciplined Equity Fund	$544	$494	$526	$–	$511
Fidelity Flex Small Cap Fund	$4	$3	$4	$–	$3
Fidelity Focused Stock Fund	$1,160	$1,054	$1,121	$–	$1,091
Fidelity Stock Selector All Cap Fund[14]	$3,977	$3,623	$3,835	$–	$3,747
Fidelity Stock Selector Small Cap Fund	$493	$448	$477	$–	$463
Fidelity Value Fund[15]	$2,989	$2,715	$2,891	$–	$2,808

FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index Tracking Stock	$854	$767	$811	$–	$795

FIDELITY COMMONWEALTH TRUST II
Fidelity International Enhanced Index Fund	$668	$614	$648	$–	$633
Fidelity Large Cap Core Enhanced Index Fund	$335	$308	$324	$–	$317
Fidelity Large Cap Growth Enhanced Index Fund	$467	$429	$453	$–	$442
Fidelity Large Cap Value Enhanced Index Fund	$1,581	$1,452	$1,532	$–	$1,497
Fidelity Mid Cap Enhanced Index Fund	$504	$463	$489	$–	$478
Fidelity Small Cap Enhanced Index Fund	$266	$240	$253	$16	$249

FIDELITY CONCORD STREET TRUST
Fidelity 500 Index Fund[16]	$84,456	$75,666	$79,884	$6,369	$78,806
Fidelity Event Driven Opportunities Fund	$162	$148	$156	$–	$151
Fidelity Extended Market Index Fund[17]	$9,910	$8,899	$9,393	$681	$9,261
Fidelity Flex 500 Index Fund	$288	$258	$272	$24	$268
Fidelity Flex Large Cap Value II Fund[18]	$10	$10	$10	$–	$10
Fidelity Founders Fund[18]	$2	$0	$0	$–	$0
Fidelity International Index Fund[19]	$11,408	$10,233	$10,800	$819	$10,653
Fidelity Large Cap Stock Fund	$1,321	$1,206	$1,268	$–	$1,228
Fidelity Mid-Cap Stock Fund[20]	$3,434	$3,135	$3,299	$–	$3,203

AGGREGATE COMPENSATION FROM A FUND	Joseph Mauriello[7]	Cornelia M. Small[8]	David M. Thomas[10]	Susan Tomasky[11]	Michael E. Wiley[12]

FIDELITY CONCORD STREET TRUST
Fidelity Mid-Cap Stock K6 Fund[18]	$96	$89	$95	$–	$90
Fidelity Nasdaq Composite Index Fund	$2,764	$2,481	$2,627	$–	$2,575
Fidelity Series International Index Fund	$18	$17	$18	$–	$17
Fidelity Series Small Cap Discovery Fund	$724	$661	$696	$–	$676
Fidelity Series Total Market Index Fund[18]	$7,535	$6,678	$7061	$725	$6,989
Fidelity Large Cap Stock K6 Fund	$37	$34	$36	$–	$35
Fidelity Small Cap Discovery Fund	$1,626	$1,486	$1,562	$–	$1,517
Fidelity Small Cap Stock Fund	$671	$612	$644	$–	$626
Fidelity Small Cap Stock K6 Fund	$40	$36	$38	$–	$37
Fidelity Total Market Index Fund[21]	$21,238	$19,128	$20,166	$1,367	$19,876
Fidelity ZERO Extended Market Index Fund	$116	$105	$112	$–	$109
Fidelity ZERO International Index Fund	$323	$294	$311	$–	$305
Fidelity ZERO Large Cap Index Fund	$226	$205	$218	$–	$213
Fidelity ZERO Total Market Index Fund	$1,042	$949	$1,004	$–	$984

FIDELITY CONTRAFUND
Fidelity Advisor New Insights Fund[22]	$11,250	$10,109	$10,697	$–	$10,486
Fidelity Contrafund[23]	$50,766	$45,620	$48,268	$–	$47,317
Fidelity Contrafund K6	$3,456	$3,096	$3,282	$–	$3,217
Fidelity Flex Opportunistic Insights Fund	$9	$8	$9	$–	$8
Fidelity Series Opportunistic Insights Fund	$3,026	$2,722	$2,879	$–	$2,823

FIDELITY COVINGTON TRUST
Fidelity Dividend ETF for Rising Rates	$160	$147	$154	$–	$151
Fidelity High Dividend ETF	$110	$101	$106	$–	$104
Fidelity High Yield Factor ETF	$11	$10	$11	$–	$11
Fidelity International High Dividend ETF	$13	$12	$13	$–	$12
Fidelity International Value Factor ETF	$5	$5	$5	$–	$5
Fidelity Low Volatility Factor ETF	$51	$47	$49	$–	$48
Fidelity Momentum Factor ETF	$45	$41	$43	$–	$42
Fidelity MSCI Communication Services Index ETF	$102	$94	$98	$–	$96
Fidelity MSCI Consumer Discretionary Index ETF	$287	$263	$277	$–	$270
Fidelity MSCI Consumer Staples Index ETF	$182	$167	$175	$–	$172
Fidelity MSCI Energy Index ETF	$226	$207	$217	$–	$212
Fidelity MSCI Financials Index ETF	$547	$501	$528	$–	$515
Fidelity MSCI Health Care Index ETF	$648	$594	$625	$–	$611
Fidelity MSCI Industrials Index ETF	$189	$173	$182	$–	$178
Fidelity MSCI Information Technology Index ETF	$946	$867	$912	$–	$891
Fidelity MSCI Materials Index ETF	$88	$81	$85	$–	$83
Fidelity MSCI Real Estate Index ETF	$284	$261	$274	$–	$269
Fidelity MSCI Utilities Index ETF	$219	$201	$211	$–	$207
Fidelity Quality Factor ETF	$52	$47	$50	$–	$49
Fidelity Small-Mid Factor ETF[24]	$2	$2	$2	$–	$2
Fidelity Stocks for Inflation ETF[18]	$14	$13	$14	$–	$13
Fidelity Targeted Emerging Markets Factor ETF[24]	$5	$5	$5	$–	$5
Fidelity Targeted International Factor ETF[24]	$5	$5	$5	$–	$5
Fidelity Value Factor ETF	$47	$43	$46	$–	$45

FIDELITY DESTINY PORTFOLIOS
Fidelity Advisor Capital Development Fund	$1,335	$1,216	$1,287	$–	$1,258
Fidelity Advisor Diversified Stock Fund	$891	$812	$859	$–	$840

FIDELITY DEVONSHIRE TRUST
Fidelity Equity-Income Fund[25]	$2,588	$2,324	$2,459	$–	$2,418
Fidelity Equity-Income K6 Fund[18]	$12	$10	$12	$–	$10
Fidelity Flex Mid Cap Value Fund	$4	$4	$4	$–	$4
Fidelity Mid Cap Value Fund	$775	$697	$737	$–	$724
Fidelity Mid Cap Value K6 Fund	$22	$19	$21	$–	$20
Fidelity Series All-Sector Equity Fund	$1,536	$1,380	$1,460	$–	$1,436
Fidelity Series Stock Selector Large Cap Value Fund	$4,418	$3,968	$4,198	$–	$4,127
Fidelity Series Value Discovery Fund	$3,291	$2,956	$3,128	$–	$3,075
Fidelity Stock Selector Large Cap Value Fund	$368	$330	$350	$–	$343

AGGREGATE COMPENSATION FROM A FUND	Joseph Mauriello[7]	Cornelia M. Small[8]	David M. Thomas[10]	Susan Tomasky[11]	Michael E. Wiley[12]

FIDELITY FINANCIAL TRUST
Fidelity Convertible Securities Fund	$633	$568	$601	$–	$589
Fidelity Equity Dividend Income Fund	$2,139	$1,923	$2,034	$–	$1,995
Fidelity Independence Fund	$1,576	$1,416	$1,498	$–	$1,469

FIDELITY HASTINGS STREET TRUST
Fidelity Fund	$1,896	$1,736	$1,827	$–	$1,785
Fidelity Growth Discovery Fund	$826	$757	$796	$–	$778
Fidelity Mega Cap Stock Fund	$849	$777	$818	$–	$799
Fidelity Series Emerging Markets Debt Fund	$574	$515	$545	$–	$534
Fidelity Series Large Cap Stock Fund	$5,984	$5,479	$5,769	$–	$5,634

FIDELITY INVESTMENT TRUST
Fidelity Canada Fund	$432	$393	$418	$–	$406
Fidelity China Region Fund	$503	$457	$486	$–	$473
Fidelity Diversified International Fund[26]	$5,867	$5,327	$5,674	$–	$5,508
Fidelity Diversified International K6 Fund	$1,112	$1,011	$1,075	$–	$1,046
Fidelity Emerging Asia Fund	$437	$397	$422	$–	$410
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$47	$43	$45	$–	$44
Fidelity Emerging Markets Discovery Fund	$132	$120	$127	$–	$124
Fidelity Emerging Markets Fund	$1,907	$1,732	$1,844	$–	$1,792
Fidelity Enduring Opportunities Fund[18]	$18	$17	$18	$–	$17
Fidelity Europe Fund	$408	$371	$395	$–	$383
Fidelity Flex International Fund	$18	$17	$18	$–	$17
Fidelity Global Commodity Stock Fund	$234	$212	$226	$–	$220
Fidelity Global Equity Income Fund	$29	$27	$28	$–	$28
Fidelity Infrastructure Fund[18]	$6	$5	$6	$–	$5
Fidelity International Capital Appreciation Fund	$1,120	$1,017	$1,082	$–	$1,053
Fidelity International Capital Appreciation K6 Fund	$180	$164	$174	$–	$170
Fidelity International Discovery Fund[27]	$3,977	$3,611	$3,846	$–	$3,734
Fidelity International Discovery K6 Fund[18]	$9	$6	$9	$–	$9
Fidelity International Growth Fund	$1,145	$1,040	$1,106	$–	$1,076
Fidelity International Small Cap Fund	$918	$834	$887	$–	$862
Fidelity International Small Cap Opportunities Fund	$540	$490	$522	$–	$507
Fidelity International Value Fund	$198	$180	$191	$–	$186
Fidelity Japan Fund	$279	$254	$270	$–	$263
Fidelity Japan Smaller Companies Fund	$290	$264	$281	$–	$272
Fidelity Latin America Fund	$226	$205	$218	$–	$212
Fidelity Nordic Fund	$119	$108	$115	$–	$112
Fidelity Overseas Fund[28]	$3,111	$2,827	$3,008	$–	$2,924
Fidelity Pacific Basin Fund	$364	$331	$352	$–	$342
Fidelity SAI International SMA Completion Fund	$4	$4	$4	$–	$4
Fidelity Series Canada Fund	$676	$614	$653	$–	$635
Fidelity Series Emerging Markets Fund	$697	$634	$673	$–	$656
Fidelity Series Emerging Markets Opportunities Fund	$6,535	$5,938	$6,317	$–	$6,143
Fidelity Series International Growth Fund	$6,395	$5,810	$6,183	$–	$6,010
Fidelity Series International Small Cap Fund	$1,453	$1,320	$1,404	$–	$1,365
Fidelity Series International Value Fund	$6,183	$5,615	$5,978	$–	$5,808
Fidelity Series Overseas Fund[18]	$849	$756	$822	$–	$795
Fidelity Total Emerging Markets Fund	$294	$268	$285	$–	$277
Fidelity Total International Equity Fund	$42	$38	$41	$–	$40
Fidelity Worldwide Fund	$1,047	$951	$1,012	$–	$984

FIDELITY MAGELLAN FUND
Fidelity Magellan Fund[29]	$7,290	$6,689	$7,042	$–	$6,836
Fidelity Magellan K6 Fund[18]	$69	$64	$68	$–	$65

FIDELITY MT. VERNON STREET TRUST
Fidelity Flex Mid Cap Growth Fund	$5	$4	$4	$–	$4
Fidelity Growth Company Fund[30]	$18,382	$16,526	$17,485	$–	$17,144
Fidelity Growth Company K6 Fund[18]	$190	$151	$166	$–	$158
Fidelity Growth Strategies Fund	$1,173	$1,053	$1,115	$–	$1,093
Fidelity Growth Strategies K6 Fund	$60	$53	$57	$–	$55
Fidelity New Millennium Fund	$1,314	$1,182	$1,250	$–	$1,226
Fidelity Series Growth Company Fund	$4,912	$4,418	$4,672	$–	$4,582

AGGREGATE COMPENSATION FROM A FUND	Joseph Mauriello[7]	Cornelia M. Small[8]	David M. Thomas[10]	Susan Tomasky[11]	Michael E. Wiley[12]

FIDELITY PURITAN TRUST
Fidelity Balanced Fund[31]	$13,942	$12,806	$13,516	$–	$13,207
Fidelity Balanced K6 Fund[18]	$1	$1	$1	$–	$1
Fidelity Flex Intrinsic Opportunities Fund	$11	$10	$10	$–	$10
Fidelity Low-Priced Stock Fund[32]	$13,967	$12,783	$13,461	$–	$13,142
Fidelity Low-Priced Stock K6 Fund	$853	$781	$822	$–	$803
Fidelity Puritan Fund[33]	$11,724	$10,767	$11,365	$–	$11,102
Fidelity Puritan K6 Fund[18]	$1	$1	$1	$–	$1
Fidelity Series Intrinsic Opportunities Fund	$6,111	$5,595	$5,889	$–	$5,752
Fidelity Value Discovery Fund	$995	$911	$959	$–	$937
Fidelity Value Discovery K6 Fund	$101	$93	$98	$–	$95

FIDELITY SECURITIES FUND
Fidelity Blue Chip Growth Fund[34]	$11,276	$10,332	$10,869	$–	$10,623
Fidelity Blue Chip Growth K6 Fund	$787	$722	$758	$–	$742
Fidelity Blue Chip Value Fund	$187	$172	$180	$–	$176
Fidelity Dividend Growth Fund[35]	$2,937	$2,689	$2,831	$–	$2,765
Fidelity Flex Large Cap Growth Fund	$8	$7	$8	$–	$8
Fidelity Growth & Income Portfolio[36]	$2,812	$2,575	$2,711	$–	$2,648
Fidelity Leveraged Company Stock Fund	$1,036	$948	$998	$–	$975
Fidelity OTC K6 Portfolio[18]	$1	$1	$1	$–	$1
Fidelity OTC Portfolio[37]	$8,375	$7,669	$8,073	$–	$7,886
Fidelity Real Estate Income Fund	$2,375	$2,177	$2,289	$–	$2,239
Fidelity Series Blue Chip Growth Fund	$2,567	$2,351	$2,473	$–	$2,417
Fidelity Series Real Estate Income Fund	$397	$363	$382	$–	$374
Fidelity Series Small Cap Opportunities Fund	$2,455	$2,249	$2,366	$–	$2,312
Fidelity Small Cap Growth Fund	$1,787	$1,637	$1,723	$–	$1,683
Fidelity Small Cap Growth K6 Fund	$302	$277	$292	$–	$285
Fidelity Small Cap Value Fund	$988	$904	$952	$–	$929

FIDELITY SELECT PORTFOLIOS
Fidelity Flex Real Estate Fund	$0	$0	$0	$–	$0
Fidelity International Real Estate Fund	$242	$222	$234	$–	$228
Fidelity Real Estate Investment Portfolio	$1,703	$1,561	$1,641	$–	$1,604
Fidelity Telecom and Utilities Fund	$449	$402	$426	$–	$419
Select Air Transportation Portfolio	$122	$110	$116	$8	$115
Select Automotive Portfolio	$15	$14	$15	$1	$15
Select Banking Portfolio	$194	$175	$185	$13	$182
Select Biotechnology Portfolio[38]	$2,878	$2,593	$2,734	$190	$2,696
Select Brokerage and Investment Management Portfolio	$134	$120	$127	$9	$125
Select Chemicals Portfolio	$407	$368	$388	$21	$382
Select Communication Services Portfolio	$256	$230	$243	$18	$240
Select Communications Equipment Portfolio	$83	$75	$79	$5	$78
Select Computers Portfolio	$212	$190	$200	$16	$198
Select Construction and Housing Portfolio	$124	$110	$116	$10	$115
Select Consumer Discretionary Portfolio	$189	$170	$179	$12	$176
Select Consumer Finance Portfolio	$60	$54	$57	$5	$56
Select Consumer Staples Portfolio	$620	$557	$588	$41	$580
Select Defense and Aerospace Portfolio	$1,205	$1,080	$1,141	$88	$1,125
Select Energy Portfolio	$422	$381	$402	$23	$396
Select Energy Service Portfolio	$99	$90	$95	$6	$93
Select Environment and Alternative Energy Portfolio	$73	$65	$69	$5	$68
Select Financial Services Portfolio	$226	$204	$215	$15	$212
Select Gold Portfolio	$636	$567	$600	$47	$591
Select Health Care Portfolio	$2,992	$2,691	$2,839	$212	$2799
Select Health Care Services Portfolio	$464	$419	$442	$31	$435
Select Industrials Portfolio	$255	$230	$242	$16	$239
Select Insurance Portfolio	$103	$92	$97	$7	$96
Select IT Services Portfolio	$1,533	$1,370	$1,448	$119	$1,428
Select Leisure Portfolio	$210	$188	$199	$14	$196
Select Materials Portfolio	$394	$356	$375	$22	$369
Select Medical Technology and Devices Portfolio	$2,737	$2,460	$2,596	$183	$2,559
Select Natural Gas Portfolio	$72	$65	$68	$4	$67

AGGREGATE COMPENSATION FROM A FUND	Joseph Mauriello[7]	Cornelia M. Small[8]	David M. Thomas[10]	Susan Tomasky[11]	Michael E. Wiley[12]

FIDELITY SELECT PORTFOLIOS
Select Natural Resources Portfolio	$170	$153	$162	$11	$160
Select Pharmaceuticals Portfolio	$304	$273	$288	$22	$284
Select Retailing Portfolio	$1,293	$1,163	$1,227	$82	$1,209
Select Semiconductors Portfolio	$1.433	$1,284	$1,355	$117	$1,338
Select Software and IT Services Portfolio	$3,016	$2,704	$2,855	$222	$2,816
Select Technology Portfolio	$2,361	$2,117	$2,234	$184	$2,205
Select Telecommunications Portfolio	$121	$109	$115	$8	$113
Select Transportation Portfolio	$174	$157	$165	$10	$163
Select Utilities Portfolio	$505	$452	$478	$35	$471
Select Wireless Portfolio	$119	$107	$112	$10	$111

FIDELITY SUMMER STREET TRUST
Fidelity Capital & Income Fund[39]	$5,099	$4,655	$4,899	$–	$4,757
Fidelity Export and Multinational Fund	$733	$674	$711	$–	$695
Fidelity Focused High Income Fund	$140	$128	$135	$–	$131
Fidelity Global High Income Fund	$57	$52	$54	$–	$53
Fidelity High Income Fund	$1,939	$1,769	$1,862	$–	$1,808
Fidelity New Markets Income Fund	$3,752	$3,371	$3,565	$–	$3,495
Fidelity Series Floating Rate High Income Fund	$131	$119	$127	$–	$123
Fidelity Series High Income Fund	$1,151	$1,051	$1,106	$–	$1,073
Fidelity Short Duration High Income Fund	$49	$45	$47	$–	$46
Fidelity U.S. Low Volatility Equity Fund[18]	$22	$21	$22	$–	$21
Fidelity Women’s Leadership Fund[18]	$23	$21	$23	$–	$22

FIDELITY TREND FUND
Fidelity Trend Fund	$805	$723	$765	$–	$750
TOTAL COMPENSATION FROM THE FUND COMPLEX[40]	$534,000	$479,500	$507,500	$–	$497,500

[1]	Effective March 1, 2018, Mr. Dirks serves as a trustee of Fidelity Advisor Series VII, Fidelity Commonwealth Trust II, Fidelity Covington Trust, and Fidelity Select Portfolios.

[2]

Effective March 1, 2018, Mr. Donahue serves as a trustee of Fidelity Advisor Series I, Fidelity Advisor Series VII, Fidelity Advisor Series VIII, Fidelity Capital Trust, Fidelity Concord Street Trust, Fidelity Covington Trust, Fidelity Destiny Portfolios, Fidelity Devonshire Trust, Fidelity Hastings Street Trust, Fidelity Investment Trust, Fidelity Magellan Fund, Fidelity Puritan Trust, Fidelity Summer Street Trust, Fidelity Securities Fund, and Fidelity Select Portfolios. Mr. Donahue served as a Member of the Advisory Board of Fidelity Advisor Series VII, Fidelity Covington Trust, and Fidelity Select Portfolios from October 1, 2015 through February 28, 2018.

[3]	Effective October 1, 2018, Ms. Fuller serves as a Member of the Advisory Board of the Equity and High Income Funds.

[4]	Effective February 1, 2020, Ms. Kampling serves as a Member of the Advisory Board of the Equity and High Income Funds.

[5]	Effective March 1, 2018, Mr. Lacy serves as a trustee of Fidelity Advisor Series VII, Fidelity Commonwealth Trust II, Fidelity Covington Trust, and Fidelity Select Portfolios.

[6]	Effective March 1, 2018, Mr. Lautenbach serves as a trustee of Fidelity Advisor Series VII, Fidelity Commonwealth Trust II, Fidelity Covington Trust, and Fidelity Select Portfolios.

[7]	Effective March 1, 2018, Mr. Mauriello serves as a trustee of Fidelity Advisor Series VII, Fidelity Commonwealth Trust II, Fidelity Covington Trust, and Fidelity Select Portfolios.

[8]	Effective March 1, 2018, Ms. Small serves as a trustee of Fidelity Advisor Series VII, Fidelity Commonwealth Trust II, Fidelity Covington Trust, and Fidelity Select Portfolios.

[9]

Effective March 1, 2018, Mr. Smith serves as a trustee of Fidelity Advisor Series I, Fidelity Advisor Series VIII, Fidelity Capital Trust, Fidelity Con-cord Street Trust, Fidelity Destiny Portfolios, Fidelity Devonshire Trust, Fidelity Hastings Street Trust, Fidelity Investment Trust, Fidelity Magellan Fund, Fidelity Puritan Trust, and Fidelity Summer Street Trust.

[10]	Effective March 1, 2018, Mr. Thomas serves as a trustee of Fidelity Advisor Series VII, Fidelity Commonwealth Trust II, Fidelity Covington Trust, and Fidelity Select Portfolios.

[11]	Effective February 1, 2020, Ms. Tomasky serves as a Member of the Advisory Board of the Equity and High Income Funds.

[12]

Effective March 1, 2018, Mr. Wiley serves as a trustee of Fidelity Advisor Series I, Fidelity Capital Trust, Fidelity Destiny Portfolios, Fidelity Devon-shire Trust, and Fidelity Hastings Street Trust, Fidelity Magellan Fund, and Fidelity Summer Street Trust, and as a Member of the Advisory Board of Fidelity Advisor Series VIII, Fidelity Concord Street Trust, Fidelity Investment Trust, Fidelity Puritan Trust, and Fidelity Securities Fund.

[13]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $3,896; Alan J. Lacy, $3,896; Ned C. Lautenbach, $929; Joseph Mauriello, $4,168; Cornelia M. Small, $2,581; Garnett A. Smith, $3,896; and Michael E. Wiley, $3,539.

[14]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $3,242; Alan J. Lacy, $3,242; Ned C. Lautenbach, $1,069; Joseph Mauriello, $3,468; Cornelia M. Small, $2,143; Garnett A. Smith, $3,242; and Michael E. Wiley, $2,939.

[15]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $2,428; Alan J. Lacy, $2,428; Ned C. Lautenbach, $535; Joseph Mauriello, $2,597; Cornelia M. Small, $1,609; Garnett A Smith, $2,428; and Michael E. Wiley, $2,207.

[16]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $68,176; Vicki L. Fuller, $2,362; Alan J. Lacy, $68,176; Joseph Mauriello, $72,932; Cornelia M. Small, $45,767; Garnett A Smith, $68,176; and Michael E. Wiley, $51,431.

[17]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $8,003; Vicki L. Fuller, $255; Alan J. Lacy, $8,003; Joseph Mauriello, $8,562; Cornelia M. Small, $5,369; Garnett A Smith, $8,003; and Michael E. Wiley, $6,140.

[18]	Estimated for the fund’s first full year.

[19]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $9,210; Vicki L. Fuller, $306; Alan J. Lacy, $9,210; Joseph Mauriello, $9,853; Cornelia M. Small, $6,181; Garnett A Smith, $9,210; and Michael E. Wiley, $7,008.

[20]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $2,785; Alan J. Lacy, $2,785; Ned C. Lautenbach, $2,296; Joseph Mauriello, $2,983; Cornelia M. Small, $1,863; Garnett A. Smith, $2,785; and Michael E. Wiley, $2,554.

[21]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $17,170; Vicki L. Fuller, $510; Alan J. Lacy, $17,170; Joseph Mauriello, $18,368; Cornelia M. Small, $11,503; Garnett A Smith, $17,170; and Michael E. Wiley, $13,329.

[22]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $9,063; Alan J. Lacy, $9,063; Joseph Mauriello, $9,696; Cornelia M. Small, $6,041; Garnett A. Smith, $9,063; and Michael E. Wiley, $8,285.

[23]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $40,900; Alan J. Lacy, $40,900; Joseph Mauriello, $43,753; Cornelia M. Small, $27,261; Garnett A. Smith, $40,900; and Michael E. Wiley, $37,387.

[24]	Estimated for the fund’s first full year. Fund commenced operations on February 26, 2019.

[25]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $2,090; Vicki L. Fuller, $32; Alan J. Lacy, $2,090; Joseph Mauriello, $2,236; Cornelia M. Small, $1,397; Garnett A. Smith, $2,090; and Michael E. Wiley, $1,761.

[26]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Alan J. Lacy, $4,765; Cornelia Small, $3,157; Donald F. Donahue, $4,765; Garnett A. Smith, $4,765; Joseph Mauriello, $5,097; Michael E. Wiley, $4,330; and Ned C. Lautenbach, $1,073.

[27]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Alan J. Lacy, $3,230; Cornelia Small, $2,140; Donald F. Donahue, $3,230; Garnett A. Smith, $3,230; Joseph Mauriello $3,455; Michael E. Wiley, $2,935; and Ned C. Lautenbach, $714.

[28]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Alan J. Lacy, $2,527; Cornelia Small, $1,676; Donald F. Donahue, $2,527; Garnett A. Smith, $2,527; Joseph Mauriello, $2,703; Michael E. Wiley, $2,298; and Ned C. Lautenbach, $511.

[29]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $5,938; Alan J. Lacy, $5,938; Ned C. Lautenbach, $5,548; Joseph Mauriello, $6,363; Cornelia M. Small, $4,009; Garnett A. Smith, $5,938; and Michael E. Wiley, $5,497.

[30]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $14,821; Alan J. Lacy, $14,821; Ned C. Lautenbach, $1,540; Joseph Mauriello, $15,855; Cornelia M. Small, $9,853; Garnett A. Smith, $14,821; and Michael E. Wiley, $13,512.

[31]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $11,474; Alan J. Lacy, $11,474; Ned C. Lautenbach, $4,767; Joseph Mauriello, $12,275; Cornelia Small, $7,572; Garnett A. Smith, $11,474; and Michael E. Wiley, $10,385.

[32]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $11,467; Alan J. Lacy, $11,467; Ned C. Lautenbach, $6,269; Joseph Mauriello, $12,267; Cornelia M. Small, $7,555; Garnett A. Smith, $11,467; and Michael E. Wiley, $10,361.

[33]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $9,648; Alan J. Lacy, $9,648; Ned C. Lautenbach, $4,093; Joseph Mauriello, $10,321; Cornelia Small, $6,366; Garnett A. Smith, $9,648; and Michael E. Wiley, $8,730.

[34]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $9,253; Alan J. Lacy, $9,253; Ned C. Lautenbach, $4,744; Joseph Mauriello, $9,898; Cornelia M. Small, $6,099; Garnett A. Smith, $9,253; and Michael E. Wiley, $8,364.

[35]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $2,410; Alan J. Lacy, $2,410; Ned C. Lautenbach, $1,275; Joseph Mauriello, $2,579; Cornelia M. Small, $1,588; Garnett A. Smith, $2,410; and Michael E. Wiley, $2,178.

[36]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $2,308; Alan J. Lacy, $2,308; Ned C. Lautenbach, $1,210; Joseph Mauriello, $2,469; Cornelia M. Small, $1,521; Garnett A. Smith, $2,308; and Michael E. Wiley, $2,086.

[37]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $6,873; Alan J. Lacy, $6,873; Ned C. Lautenbach, $3,701; Joseph Mauriello, $7,353; Cornelia M. Small, $4,529; Garnett A. Smith, $6,873; and Michael E. Wiley, $6,212.

[38]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $2,329; Vicki L. Fuller, $73; Alan J. Lacy, $2,329; Joseph Mauriello, $2,491; Cornelia M. Small, $1,561; Garnett A. Smith, $2,329; and Michael E. Wiley, $1,793.

[39]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $4,135; Alan J. Lacy, $4,135; Ned C. Lautenbach, $3,418; Joseph Mauriello, $4,428; Cornelia M. Small, $2,766; Garnett A. Smith, $4,135; and Michael E. Wiley, $3,793.

[40]

Reflects compensation received for the calendar year ended December 31, 2019 for 302 funds of 30 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Donald F. Donahue, $262,489; Alan J. Lacy, $262,489; Joseph Mauriello, $280,802; Cornelia M. Small, $175,000; Garnett A. Smith, $262,489; and Michael E. Wiley, $240,000.

APPENDIX K

The policies to be converted under Proposal 2 are provided below.

Fund	Investment Policy
Fidelity 500 Index Fund

Fidelity 500 Index Fund seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) performance of common stocks publicly traded in the United States.

~~The S&P 500 Index broadly represents the performance of common stocks publicly traded in the United States. In the future, the Adviser may, subject to shareholders’ approval and 30 days’ notice, select another index if that index is deemed more representative of the performance of U.S. common stocks.~~

Advisor Balanced Fund	Fidelity Advisor Balanced Fund seeks both income and growth of capital.
Advisor Capital Development Fund	Fidelity Advisor Capital Development Fund seeks capital growth.
Advisor Diversified International Fund	Fidelity Advisor Diversified International Fund seeks capital growth.
Advisor Diversified Stock Fund	Fidelity Advisor Diversified Stock Fund seeks capital growth.
Advisor Dividend Growth Fund	Fidelity Advisor Dividend Growth Fund seeks capital appreciation.
Advisor Emerging Asia Fund	Fidelity Advisor Emerging Asia Fund seeks long-term capital appreciation.
Advisor Emerging Markets Fund	Fidelity Advisor Emerging Markets Fund seeks capital appreciation.
Advisor Equity Growth Fund	Fidelity Advisor Equity Growth Fund seeks capital appreciation.
Advisor Equity Income Fund	Fidelity Advisor Equity Income Fund seeks a yield from dividend and interest income which exceeds the composite dividend yield on securities comprising the S&P 500 Index. In addition, consistent with the primary objective of obtaining dividend and interest income, the fund will consider the potential for achieving capital appreciation.
Advisor Equity Value Fund	Fidelity Advisor Equity Value Fund seeks capital appreciation.
Advisor Floating Rate High Income Fund	Fidelity Advisor Floating Rate High Income Fund seeks a high level of current income.
Advisor Global Capital Appreciation Fund	Fidelity Advisor Global Capital Appreciation Fund seeks long-term growth of capital.
Advisor Global Equity Income Fund	Fidelity Advisor Global Equity Income Fund seeks reasonable income. In pursuing this objective, the fund will also consider the potential for capital appreciation.
Advisor Growth & Income Fund	Fidelity Advisor Growth & Income Fund seeks high total return through a combination of current income and capital appreciation.
Advisor Growth Opportunities Fund	Fidelity Advisor Growth Opportunities Fund seeks to provide capital growth.
Advisor High Income Advantage Fund	Fidelity Advisor High Income Advantage Fund seeks a combination of a high level of income and the potential for capital gains.
Advisor International Capital Appreciation Fund	Fidelity Advisor International Capital Appreciation Fund seeks capital appreciation.
Advisor Large Cap Fund	Fidelity Advisor Large Cap Fund seeks long-term growth of capital.
Advisor Leveraged Company Stock Fund	Fidelity Advisor Leveraged Company Stock Fund seeks capital appreciation.
Advisor Mid Cap II Fund	Fidelity Advisor Mid Cap II Fund seeks long-term growth of capital.
Advisor New Insights Fund	Fidelity Advisor New Insights Fund seeks capital appreciation by investing in securities of companies whose value the Adviser believes is not fully recognized by the public.
Advisor Overseas Fund	Fidelity Advisor Overseas Fund seeks long-term growth of capital.
Advisor Small Cap Fund	Fidelity Advisor Small Cap Fund seeks long-term growth of capital.
Advisor Stock Selector Mid Cap Fund	Fidelity Advisor Stock Selector Mid Cap Fund seeks long-term growth of capital.
Advisor Value Fund	Fidelity Advisor Value Fund seeks capital appreciation.
Advisor Value Leaders Fund	Fidelity Advisor Value Leaders Fund seeks capital appreciation.
Advisor Value Strategies Fund	Fidelity Advisor Value Strategies seeks capital appreciation.
Fidelity Balanced Fund	Fidelity Balanced Fund seeks income and capital growth consistent with reasonable risk.
Fidelity Blue Chip Growth Fund	Fidelity Blue Chip Growth Fund seeks growth of capital over the long term.
Fidelity Blue Chip Growth K6 Fund	Fidelity Blue Chip Growth K6 Fund seeks growth of capital over the long term.
Fidelity Blue Chip Value Fund	Fidelity Blue Chip Value Fund seeks capital appreciation.
Fidelity Canada Fund	Fidelity Canada Fund seeks growth of capital over the long term.

Fund	Investment Policy
Fidelity Capital & Income Fund	Fidelity Capital & Income Fund seeks to provide a combination of income and capital growth by investing primarily in debt instruments and common and preferred stocks.
Fidelity Capital Appreciation Fund	Fidelity Capital Appreciation Fund seeks capital appreciation.
Fidelity China Region Fund	Fidelity China Region Fund seeks long-term growth of capital.
Fidelity Contrafund	Fidelity Contrafund seeks capital appreciation by investing in securities of companies whose value the Adviser believes is not fully recognized by the public.
Fidelity Contrafund K6	Fidelity Contrafund K6 seeks capital appreciation by investing in securities of companies whose value the Adviser believes is not fully recognized by the public.
Fidelity Convertible Securities Fund	Fidelity Convertible Securities Fund seeks a high level of total return through a combination of current income and capital appreciation.
Fidelity Disciplined Equity Fund	Fidelity Disciplined Equity Fund seeks capital growth.
Fidelity Diversified International Fund	Fidelity Diversified International Fund seeks capital growth.
Fidelity Diversified International K6 Fund	Fidelity Diversified International K6 Fund seeks capital growth.
Fidelity Dividend Growth Fund	Fidelity Dividend Growth Fund seeks capital appreciation.
Fidelity Emerging Asia Fund	Fidelity Emerging Asia Fund seeks capital appreciation.
Fidelity Emerging Europe, Middle East, Africa Fund	Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund seeks capital appreciation.
Fidelity Emerging Markets Fund	Fidelity Emerging Markets Fund seeks capital appreciation.
Fidelity Emerging Markets Discovery Fund	Fidelity Emerging Markets Discovery Fund seeks capital appreciation.
Fidelity Equity Dividend Income Fund	Fidelity Equity Dividend Income Fund seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the fund will also consider the potential for capital appreciation. The fund looks for a yield that exceeds the composite yield on the securities comprising the S&P 500 Index.
Fidelity Equity-Income Fund	Fidelity Equity-Income Fund seeks reasonable income by investing primarily in income-producing equity securities. In pursuing this objective, the fund will also consider the potential for capital appreciation. The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500 Index.
Fidelity Europe Fund	Fidelity Europe Fund seeks growth of capital over the long term.
Fidelity Export and Multinational Fund	Fidelity Export and Multinational Fund seeks long-term growth of capital.
Fidelity Extended Market Index Fund	Fidelity Extended Market Index Fund seeks to provide investment results that correspond to the total return of stocks of mid- to small-capitalization United States companies.
Fidelity Flex 500 Index Fund

Fidelity Flex 500 Index Fund seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) performance of common stocks publicly traded in the United States.

~~The S&P 500 Index broadly represents the performance of common stocks publicly traded in the United States. In the future, the Adviser may, subject to shareholders’ approval and 30 days’ notice, select another index if that index is deemed more representative of the performance of U.S. common stocks.~~

Fidelity Flex International Fund	Fidelity Flex International Fund seeks long-term growth of capital.
Fidelity Flex Intrinsic Opportunities Fund	Fidelity Flex Intrinsic Opportunities Fund seeks capital appreciation.
Fidelity Flex Large Cap Growth Fund	Fidelity Flex Large Cap Growth Fund seeks long-term growth of capital.
Fidelity Flex Mid Cap Growth Fund	Fidelity Flex Mid Cap Growth Fund seeks long-term growth of capital.
Fidelity Flex Mid Cap Value Fund	Fidelity Flex Mid Cap Value Fund seeks long-term growth of capital.
Fidelity Flex Opportunistic Insights Fund	Fidelity Flex Opportunistic Insights Fund seeks capital appreciation.
Fidelity Flex Small Cap Fund	Fidelity Flex Small Cap Fund seeks capital appreciation.
Fidelity Focused High Income Fund	Fidelity Focused High Income Fund seeks a high level of income. The fund may also seek capital appreciation.
Fidelity Focused Stock Fund	Fidelity Focused Stock Fund seeks capital growth.

Fund	Investment Policy
Fidelity Fund	Fidelity Fund seeks long-term capital growth. The fund invests primarily in common stocks or securities convertible into common stocks. The fund may from time to time invest a portion of its assets in various types of debt securities. During temporary periods when, in the Adviser’s judgment, market conditions warrant, adjustments favoring more defensive securities may be made.
Fidelity Global Commodity Stock Fund	Fidelity Global Commodity Stock Fund seeks capital appreciation.
Fidelity Global Equity Income Fund	Fidelity Global Equity Income Fund seeks reasonable income. In pursuing this objective, the fund will also consider the potential for capital appreciation.
Fidelity Global High Income Fund	Fidelity Global High Income Fund seeks a high level of current income. Growth of capital may also be considered.
Fidelity Growth & Income Portfolio	Fidelity Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation.
Fidelity Growth Company Fund	Fidelity Growth Company Fund seeks capital appreciation.
Fidelity Growth Discovery Fund	Fidelity Growth Discovery Fund seeks capital appreciation.
Fidelity Growth Strategies Fund	Fidelity Growth Strategies Fund seeks capital appreciation.
Fidelity Growth Strategies K6 Fund	Fidelity Growth Strategies K6 Fund seeks capital appreciation.
Fidelity High Income Fund	Fidelity High Income Fund seeks a high level of current income. Growth of capital may also be considered.
Fidelity Independence Fund	Fidelity Independence Fund seeks capital appreciation.
Fidelity International Capital Appreciation Fund	Fidelity International Capital Appreciation Fund seeks long-term growth of capital.
Fidelity International Capital Appreciation K6 Fund	Fidelity International Capital Appreciation K6 Fund seeks long-term growth of capital.
Fidelity International Discovery Fund	Fidelity International Discovery Fund seeks long-term growth of capital.
Fidelity International Growth Fund	Fidelity International Growth Fund seeks long-term growth of capital.
Fidelity International Index Fund	Fidelity International Index Fund seeks to provide investment results that correspond to the total return of foreign stock markets.
Fidelity International Small Cap Fund	Fidelity International Small Cap Fund seeks capital appreciation.
Fidelity International Small Cap Opportunities Fund	Fidelity International Small Cap Opportunities Fund seeks capital appreciation.
Fidelity International Value Fund	Fidelity International Value Fund seeks capital appreciation.
Fidelity Japan Fund	Fidelity Japan Fund seeks long-term growth of capital.
Fidelity Japan Smaller Companies Fund	Fidelity Japan Smaller Companies Fund seeks long-term growth of capital.
Fidelity Large Cap Stock Fund	Fidelity Large Cap Stock Fund seeks long-term growth of capital.
Fidelity Large Cap Stock K6 Fund	Fidelity Large Cap Stock K6 Fund seeks long-term growth of capital.
Fidelity Latin America Fund	Fidelity Latin America Fund seeks long-term growth of capital.
Fidelity Leveraged Company Stock Fund	Fidelity Leveraged Company Stock Fund seeks capital appreciation.
Fidelity Low-Priced Stock Fund	Fidelity Low-Priced Stock Fund seeks capital appreciation.
Fidelity Low-Priced Stock K6 Fund	Fidelity Low-Priced Stock K6 Fund seeks capital appreciation.
Fidelity Magellan Fund	Fidelity Magellan Fund seeks capital appreciation ~~through investments in securities of domestic, foreign, and multinational issuers. The fund normally invests primarily in common stock and securities convertible into common stock, but may also invest in other types of securities in seeking its objective. No more than 40% of the fund’s assets may be invested in companies operating exclusively in any one foreign country. No emphasis is placed on dividend income except when the Adviser believes this income will have a favorable influence on the market value of the security~~.
Fidelity Mega Cap Stock Fund	Fidelity Mega Cap Stock Fund seeks high total return through a combination of current income and capital appreciation.
Fidelity Mid Cap Value Fund	Fidelity Mid Cap Value Fund seeks long-term growth of capital.
Fidelity Mid Cap Value K6 Fund	Fidelity Mid Cap Value K6 Fund seeks long-term growth of capital.
Fidelity Mid-Cap Stock Fund	Fidelity Mid-Cap Stock Fund seeks long-term growth of capital.
Fidelity Nasdaq Composite Index	Fidelity Nasdaq Composite Index Fund seeks to provide investment returns that closely correspond to the price and yield performance of the Nasdaq Composite Index.
Fidelity New Markets Income Fund	Fidelity New Markets Income Fund seeks high current income. As a secondary objective, the fund seeks capital appreciation.

Fund	Investment Policy
Fidelity New Millennium Fund	Fidelity New Millennium Fund seeks capital appreciation.
Fidelity Nordic Fund	Fidelity Nordic Fund seeks long-term growth of capital.
Fidelity OTC Portfolio	Fidelity OTC Portfolio seeks capital appreciation.
Fidelity Overseas Fund	Fidelity Overseas Fund seeks long-term growth of capital.
Fidelity Pacific Basin Fund	Fidelity Pacific Basin Fund seeks growth of capital over the long term.
Fidelity Puritan Fund	Fidelity Puritan Fund seeks income and capital growth consistent with reasonable risk.
Fidelity Real Estate High Income Fund	Fidelity Real Estate High Income Fund seeks a high level of current income. As a secondary objective, the fund also seeks growth of capital.
Fidelity Real Estate Income Fund	Fidelity Real Estate Income Fund seeks higher than average income. As a secondary objective, the fund also seeks capital growth.
Fidelity Short Duration High Income Fund	Fidelity Short Duration High Income Fund seeks a high level of current income. The fund may also seek capital appreciation.
Fidelity Small Cap Discovery Fund	Fidelity Small Cap Discovery Fund seeks long-term growth of capital.
Fidelity Small Cap Growth Fund	Fidelity Small Cap Growth Fund seeks capital appreciation.
Fidelity Small Cap Growth K6 Fund	Fidelity Small Cap Growth K6 Fund seeks capital appreciation.
Fidelity Small Cap Stock Fund	Fidelity Small Cap Stock Fund seeks long-term growth of capital.
Fidelity Small Cap Stock K6 Fund	Fidelity Small Cap Stock K6 Fund seeks long-term growth of capital.
Fidelity Small Cap Value Fund	Fidelity Small Cap Value Fund seeks capital appreciation.
Fidelity Stock Selector All Cap Fund	Fidelity Stock Selector All Cap Fund seeks capital growth.
Fidelity Stock Selector Large Cap Value Fund	Fidelity Stock Selector Large Cap Value Fund seeks long-term growth of capital.
Fidelity Stock Selector Small Cap Fund	Fidelity Stock Selector Small Cap Fund seeks capital appreciation.
Fidelity Total Emerging Markets Fund	Fidelity Total Emerging Markets Fund seeks income and capital growth.
Fidelity Total International Equity Fund	Fidelity Total International Equity Fund seeks long-term growth of capital.
Fidelity Total Market Index Fund	Fidelity Total Market Index Fund seeks to provide investment results that correspond to the total return of a broad range of United States stocks.
Fidelity Trend Fund	Fidelity Trend Fund seeks growth of capital.
Fidelity Value Fund	Fidelity Value Fund seeks capital appreciation.
Fidelity Value Discovery Fund	Fidelity Value Discovery Fund seeks capital appreciation.
Fidelity Value Discovery K6 Fund	Fidelity Value Discovery K6 Fund seeks capital appreciation.
Fidelity Worldwide Fund	Fidelity Worldwide Fund seeks growth of capital.
Advisor Series Equity Growth Fund	Fidelity Advisor Series Equity Growth Fund seeks capital appreciation.
Advisor Series Growth Opportunities Fund	Fidelity Advisor Series Growth Opportunities Fund seeks capital appreciation.
Advisor Series Small Cap Fund	Fidelity Advisor Series Small Cap Fund seeks long-term growth of capital.
Fidelity Series All-Sector Equity Fund	Fidelity Series All-Sector Equity Fund seeks capital appreciation.
Fidelity Series Blue Chip Growth Fund	Fidelity Series Blue Chip Growth Fund seeks growth of capital over the long term.
Fidelity Series Canada Fund	Fidelity Series Canada Fund seeks growth of capital over the long term.
Fidelity Series Emerging Markets Debt Fund	Fidelity Series Emerging Markets Debt Fund seeks high total return.
Fidelity Series Emerging Markets Opportunities Fund	Fidelity Series Emerging Markets Fund seeks capital appreciation.
Fidelity Series Floating Rate High Income Fund	Fidelity Series Floating Rate High Income Fund seeks a high level of current income.
Fidelity Series Growth Company Fund	Fidelity Series Growth Company Fund seeks capital appreciation.
Fidelity Series High Income Fund	Fidelity Series High Income Fund seeks a high level of current income. Growth of capital may also be considered.
Fidelity Series International Growth Fund	Fidelity Series International Growth Fund seeks capital appreciation.
Fidelity Series International Small Cap Fund	Fidelity Series International Small Cap Fund seeks capital appreciation.
Fidelity Series International Value Fund	Fidelity Series International Value Fund seeks capital appreciation.
Fidelity Series Intrinsic Opportunities Fund	Fidelity Series Intrinsic Opportunities Fund seeks capital appreciation.
Fidelity Series Opportunistic Insights Fund	Fidelity Series Opportunistic Insights Fund seeks capital appreciation.
Fidelity Series Real Estate Income Fund	Fidelity Series Real Estate Income Fund seeks higher than average income. As a secondary objective, the fund also seeks capital growth.
Fidelity Series Small Cap Discovery Fund	Fidelity Series Small Cap Discovery Fund seeks long-term growth of capital.
Fidelity Series Small Cap Opportunities Fund	Fidelity Series Small Cap Opportunities Fund seeks capital appreciation.
Fidelity Series Stock Selector Large Cap Value Fund	Fidelity Series Stock Selector Large Cap Value Fund seeks long-term growth of capital.
Fidelity Series Value Discovery Fund	Fidelity Series Value Discovery Fund seeks capital appreciation.

APPENDIX L

Fees billed by PwC or Deloitte Entities in each of the last two fiscal years for services rendered to each fund are shown in the table below. Appendix A identifies the independent registered public accounting firm for each fund.

February 28, 2019A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity 500 Index Fund	$70,000	$6,000	$5,200	$2,900

Fidelity Extended Market Index Fund	$67,000	$6,100	$30,500	$3,000

Fidelity Flex 500 Index Fund	$46,000	$100	$6,200	$1,200

Fidelity International Index Fund	$72,000	$6,400	$7,400	$3,100

Fidelity Series Total Market Index Fund	$–	$–	$–	$–

Fidelity Small Cap Enhanced Index Fund	$45,000	$3,500	$3,500	$1,700

Fidelity Total Market Index Fund	$72,000	$6,600	$17,300	$3,200

Select Air Transportation Portfolio	$34,000	$2,800	$2,600	$1,400

Select Automotive Portfolio	$34,000	$2,800	$2,600	$1,400

Select Banking Portfolio	$34,000	$2,800	$3,700	$1,400

Select Biotechnology Portfolio	$65,000	$5,300	$32,800	$2,600

Select Brokerage and Investment Management Portfolio	$34,000	$2,800	$3,400	$1,400

Select Chemicals Portfolio	$33,000	$2,800	$2,800	$1,400

Select Communication Services Portfolio	$41,000	$2,900	$2,600	$1,400

Select Communications Equipment Portfolio	$34,000	$2,800	$2,600	$1,400

Select Computers Portfolio	$34,000	$2,900	$3,500	$1,400

Select Construction and Housing Portfolio	$33,000	$2,800	$2,600	$1,300

Select Consumer Discretionary Portfolio	$36,000	$2,800	$2,600	$1,400

Select Consumer Finance Portfolio	$35,000	$2,800	$2,600	$1,400

Select Consumer Staples Portfolio	$43,000	$3,200	$2,600	$1,500

Select Defense and Aerospace Portfolio	$34,000	$2,800	$2,600	$1,400

Select Energy Portfolio	$37,000	$2,900	$3,000	$1,400

Select Energy Service Portfolio	$34,000	$2,900	$3,000	$1,400

Select Environment and Alternative Energy Portfolio	$33,000	$2,800	$2,600	$1,400

Select Financial Services Portfolio	$37,000	$2,900	$2,600	$1,400

Select Gold Portfolio	$59,000	$4,900	$6,900	$2,400

Select Health Care Portfolio	$40,000	$3,100	$2,600	$1,500

Select Health Care Services Portfolio	$34,000	$2,800	$2,600	$1,400

Select Industrials Portfolio	$38,000	$2,800	$2,600	$1,400

Select Insurance Portfolio	$34,000	$2,800	$3,700	$1,400

Select IT Services Portfolio	$34,000	$2,800	$2,600	$1,400

Select Leisure Portfolio	$34,000	$2,800	$2,800	$1,400

Select Materials Portfolio	$44,000	$3,200	$2,600	$1,500

Select Medical Technology and Devices Portfolio	$34,000	$2,800	$2,600	$1,400

Select Natural Gas Portfolio	$33,000	$2,800	$2,800	$1,400

Select Natural Resources Portfolio	$33,000	$2,700	$2,800	$1,300

Select Pharmaceuticals Portfolio	$33,000	$2,800	$2,600	$1,400

Select Retailing Portfolio	$34,000	$2,800	$2,600	$1,400

Select Semiconductors Portfolio	$34,000	$2,800	$3,500	$1,400

Select Software and IT Services Portfolio	$33,000	$2,800	$2,600	$1,300

Select Technology Portfolio	$40,000	$3,100	$2,600	$1,500

Select Telecommunications Portfolio	$43,000	$3,100	$2,600	$1,500

Select Transportation Portfolio	$34,000	$2,800	$2,600	$1,400

Select Utilities Portfolio	$36,000	$2,800	$2,600	$1,400

Select Wireless Portfolio	$33,000	$2,700	$2,600	$1,300

February 28, 2018A,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity 500 Index Fund	$75,000	$6,400	$4,400	$3,100

Fidelity Extended Market Index Fund	$74,000	$6,500	$8,500	$3,200

Fidelity Flex 500 Index Fund	$40,000	$100	$6,000	$1,100

Fidelity International Index Fund	$74,000	$6,800	$6,500	$3,300

Fidelity Series Total Market Index Fund	$–	$–	$–	$–

Fidelity Small Cap Enhanced Index Fund	$40,000	$4,000	$3,700	$2,100

Fidelity Total Market Index Fund	$78,000	$7,100	$10,700	$3,400

Select Air Transportation Portfolio	$33,000	$3,000	$2,600	$1,300

Select Automotive Portfolio	$33,000	$3,000	$2,600	$1,200

Select Banking Portfolio	$32,000	$3,000	$2,800	$1,200

Select Biotechnology Portfolio	$63,000	$4,300	$48,200	$1,800

Select Brokerage and Investment Management Portfolio	$33,000	$3,000	$2,800	$1,300

Select Chemicals Portfolio	$33,000	$3,000	$2,800	$1,200

Select Communication Services Portfolio	$32,000	$3,000	$3,300	$1,200

Select Communications Equipment Portfolio	$33,000	$3,000	$2,600	$1,200

Select Computers Portfolio	$34,000	$3,000	$2,600	$1,300

Select Construction and Housing Portfolio	$33,000	$2,900	$2,600	$1,200

Select Consumer Discretionary Portfolio	$35,000	$3,000	$5,100	$1,200

Select Consumer Finance Portfolio	$34,000	$3,000	$3,700	$1,300

Select Consumer Staples Portfolio	$39,000	$3,400	$5,100	$1,400

Select Defense and Aerospace Portfolio	$33,000	$3,000	$2,600	$1,300

Select Energy Portfolio	$36,000	$3,100	$6,400	$1,300

Select Energy Service Portfolio	$33,000	$3,000	$2,800	$1,300

Select Environment and Alternative Energy Portfolio	$32,000	$3,000	$2,600	$1,200

Select Financial Services Portfolio	$36,000	$3,000	$5,300	$1,300

Select Gold Portfolio	$54,000	$5,100	$6,900	$2,100

Select Health Care Portfolio	$39,000	$3,300	$5,100	$1,400

Select Health Care Services Portfolio	$33,000	$3,000	$2,600	$1,200

Select Industrials Portfolio	$35,000	$3,000	$5,100	$1,200

Select Insurance Portfolio	$33,000	$3,000	$2,800	$1,300

Select IT Services Portfolio	$33,000	$3,000	$2,600	$1,300

Select Leisure Portfolio	$33,000	$3,000	$2,800	$1,300

Select Materials Portfolio	$40,000	$3,400	$5,800	$1,400

Select Medical Technology and Devices Portfolio	$32,000	$3,000	$2,600	$1,200

Select Natural Gas Portfolio	$32,000	$3,000	$2,800	$1,200

Select Natural Resources Portfolio	$32,000	$2,900	$4,600	$1,200

Select Pharmaceuticals Portfolio	$32,000	$3,000	$2,600	$1,200

Select Retailing Portfolio	$33,000	$3,000	$2,600	$1,300

Select Semiconductors Portfolio	$34,000	$3,000	$2,600	$1,300

Select Software and IT Services Portfolio	$32,000	$2,900	$2,600	$1,200

Select Technology Portfolio	$36,000	$3,300	$2,600	$1,400

Select Telecommunications Portfolio	$40,000	$3,300	$5,100	$1,400

Select Transportation Portfolio	$32,000	$3,000	$2,600	$1,200

Select Utilities Portfolio	$35,000	$3,000	$5,100	$1,200

Select Wireless Portfolio	$32,000	$2,900	$3,300	$1,200

March 31, 2019A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Magellan Fund	$101,000	$8,300	$70,900	$4,000

Fidelity Magellan K6 Fund	$–	$–	$–	$–

March 31, 2018A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Magellan Fund	$100,000	$13,800	$68,400	$6,700

Fidelity Magellan K6 Fund	$–	$–	$–	$–

April 30, 2019A,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Capital & Income Fund	$111,000	$9,400	$4,300	$4,500

Fidelity Event Driven Opportunities Fund	$34,000	$2,900	$2,600	$1,400

Fidelity Flex Large Cap Value II Fund	$–	$–	$–	$–

Fidelity Focused High Income Fund	$71,000	$6,100	$3,300	$2,900

Fidelity Founders Fund	$21,000	$400	$2,600	$200

Fidelity Global High Income Fund	$67,000	$5,700	$3,300	$2,700

Fidelity High Income Fund	$105,000	$8,400	$3,300	$4,000

Fidelity Large Cap Stock Fund	$60,000	$100	$5,500	$1,300

Fidelity Large Cap Stock K6 Fund	$66,000	$100	$5,600	$1,200

Fidelity Mid-Cap Stock Fund	$49,000	$100	$7,100	$1,400

Fidelity Mid-Cap Stock K6 Fund	$–	$–	$–	$–

Fidelity Series High Income Fund	$55,000	$100	$6,300	$1,600

Fidelity Series Small Cap Discovery Fund	$42,000	$100	$5,100	$1,200

Fidelity Short Duration High Income Fund	$58,000	$100	$6,300	$1,700

Fidelity Small Cap Discovery Fund	$44,000	$100	$4,800	$1,300

Fidelity Small Cap Stock Fund	$59,000	$100	$5,000	$1,300

Fidelity Small Cap Stock K6 Fund	$73,000	$100	$5,200	$1,200

Fidelity U.S. Low Volatility Equity Fund	$–	$–	$–	$–

Fidelity Women’s Leadership Fund	$–	$–	$–	$–

April 30, 2018A,C,D

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Capital & Income Fund	$117,000	$15,100	$3,500	$7,300

Fidelity Event Driven Opportunities Fund	$35,000	$3,100	$2,600	$1,500

Fidelity Flex Large Cap Value II Fund	$–	$–	$–	$–

Fidelity Focused High Income Fund	$75,000	$6,500	$3,300	$3,100

Fidelity Founders Fund	$–	$–	$–	$–

Fidelity Global High Income Fund	$70,000	$6,100	$3,500	$3,000

Fidelity High Income Fund	$103,000	$8,700	$3,300	$4,300

Fidelity Large Cap Stock Fund	$44,000	$100	$5,200	$1,200

Fidelity Large Cap Stock K6 Fund	$38,000	$100	$4,800	$1,000

Fidelity Mid-Cap Stock Fund	$56,000	$100	$7,100	$1,400

Fidelity Mid-Cap Stock K6 Fund	$–	$–	$–	$–

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Series High Income Fund	$57,000	$100	$6,300	$1,600

Fidelity Series Small Cap Discovery Fund	$43,000	$100	$5,100	$1,200

Fidelity Short Duration High Income Fund	$58,000	$100	$6,300	$1,600

Fidelity Small Cap Discovery Fund	$45,000	$100	$4,800	$1,300

Fidelity Small Cap Stock Fund	$45,000	$100	$4,800	$1,300

Fidelity Small Cap Stock K6 Fund	$39,000	$100	$4,800	$1,000

Fidelity U.S. Low Volatility Equity Fund	$–	$–	$–	$–

Fidelity Women’s Leadership Fund	$–	$–	$–	$–

June 30, 2019A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Fund	$59,000	$5,000	$4,100	$2,300

Fidelity Growth Discovery Fund	$42,000	$3,500	$3,500	$1,700

Fidelity Mega Cap Stock Fund	$49,000	$4,100	$3,500	$1,900

Fidelity Series Large Cap Stock Fund	$47,000	$2,500	$8,100	$1,100

June 30, 2018A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Fund	$62,000	$5,300	$5,500	$2,600

Fidelity Growth Discovery Fund	$43,000	$3,800	$3,300	$1,800

Fidelity Mega Cap Stock Fund	$49,000	$3,900	$3,600	$1,900

Fidelity Series Large Cap Stock Fund	$45,000	$3,700	$8,300	$1,800

July 31, 2019A,E,F

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Biotechnology Fund	$54,000	$100	$4,800	$1,500

Fidelity Advisor Communications Equipment Fund	$37,000	$100	$4,800	$1,100

Fidelity Advisor Consumer Discretionary Fund	$37,000	$100	$6,200	$1,100

Fidelity Advisor Energy Fund	$39,000	$100	$7,100	$1,200

Fidelity Advisor Financial Services Fund	$39,000	$100	$6,700	$1,100

Fidelity Advisor Global Real Estate Fund	$46,000	$100	$6,200	$1,300

Fidelity Advisor Health Care Fund	$39,000	$100	$6,000	$1,100

Fidelity Advisor Industrials Fund	$37,000	$100	$6,000	$1,100

Fidelity Advisor Leveraged Company Stock Fund	$51,000	$4,400	$4,600	$2,000

Fidelity Advisor Real Estate Fund	$41,000	$100	$5,700	$1,200

Fidelity Advisor Semiconductors Fund	$36,000	$100	$5,100	$1,000

Fidelity Advisor Technology Fund	$40,000	$100	$6,000	$1,200

Fidelity Advisor Utilities Fund	$37,000	$100	$6,000	$1,100

Fidelity Blue Chip Growth Fund	$93,000	$100	$18,000	$2,000

Fidelity Blue Chip Growth K6 Fund	$76,000	$100	$4,000	$1,300

Fidelity Blue Chip Value Fund	$49,000	$4,100	$3,500	$1,900

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Dividend ETF for Rising Rates	$16,000	$–	$2,000	$600

Fidelity Dividend Growth Fund	$57,000	$4,700	$3,700	$2,200

Fidelity Flex Intrinsic Opportunities Fund	$57,000	$100	$7,000	$1,700

Fidelity Flex Large Cap Growth Fund	$48,000	$100	$4,000	$1,400

Fidelity Flex Real Estate Fund	$40,000	$100	$6,000	$1,200

Fidelity Growth & Income Portfolio	$64,000	$5,400	$6,600	$2,500

Fidelity High Dividend ETF	$16,000	$–	$2,000	$600

Fidelity International Real Estate Fund	$46,000	$100	$6,200	$1,300

Fidelity Leveraged Company Stock Fund	$50,000	$4,200	$4,600	$2,000

Fidelity Low Volatility Factor ETF	$16,000	$–	$1,800	$600

Fidelity Low-Priced Stock Fund	$128,000	$7,600	$40,700	$3,600

Fidelity Low-Priced Stock K6 Fund	$81,000	$5,100	$4,800	$2,400

Fidelity Momentum Factor ETF	$16,000	$–	$1,800	$600

Fidelity MSCI Communication Services Index ETF	$15,000	$–	$2,500	$200

Fidelity MSCI Consumer Discretionary Index ETF	$15,000	$–	$2,500	$200

Fidelity MSCI Consumer Staples Index ETF	$15,000	$–	$2,500	$200

Fidelity MSCI Energy Index ETF	$15,000	$–	$2,500	$200

Fidelity MSCI Financials Index ETF	$15,000	$–	$2,500	$200

Fidelity MSCI Health Care Index ETF	$15,000	$–	$2,500	$200

Fidelity MSCI Industrials Index ETF	$15,000	$–	$2,500	$200

Fidelity MSCI Information Technology Index ETF	$15,000	$–	$2,500	$200

Fidelity MSCI Materials Index ETF	$15,000	$–	$2,500	$200

Fidelity MSCI Real Estate Index ETF	$15,000	$–	$2,500	$200

Fidelity MSCI Utilities Index ETF	$15,000	$–	$2,500	$200

Fidelity OTC K6 Portfolio	$42,000	$–	$6,000	$100

Fidelity OTC Portfolio	$69,000	$100	$19,200	$1,900

Fidelity Quality Factor ETF	$16,000	$–	$1,800	$600

Fidelity Real Estate Income Fund	$84,000	$100	$7,400	$2,400

Fidelity Real Estate Investment Portfolio	$43,000	$100	$5,700	$1,200

Fidelity Series Blue Chip Growth Fund	$67,000	$100	$18,300	$1,900

Fidelity Series Intrinsic Opportunities Fund	$64,000	$100	$6,800	$1,700

Fidelity Series Real Estate Income Fund	$74,000	$100	$6,200	$2,100

Fidelity Series Small Cap Opportunities Fund	$41,000	$100	$5,300	$1,200

Fidelity Small Cap Growth Fund	$68,000	$4,100	$3,700	$1,900

Fidelity Small Cap Growth K6 Fund	$51,000	$3,500	$4,100	$1,600

Fidelity Small Cap Value Fund	$52,000	$4,200	$3,300	$1,900

Fidelity Small-Mid Factor ETF	$11,000	$–	$2,300	$200

Fidelity Stocks for Inflation ETF	$–	$–	$–	$–

Fidelity Value Discovery Fund	$52,000	$100	$5,500	$1,100

Fidelity Value Discovery K6 Fund	$54,000	$100	$5,700	$1,100

Fidelity Value Factor ETF	$16,000	$–	$1,800	$600

July 31, 2018A,E,F

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Biotechnology Fund	$52,000	$100	$4,800	$1,300

Fidelity Advisor Communications Equipment Fund	$35,000	$100	$4,800	$1,100

Fidelity Advisor Consumer Discretionary Fund	$34,000	$100	$6,000	$1,000

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Energy Fund	$36,000	$100	$7,100	$1,100

Fidelity Advisor Financial Services Fund	$36,000	$100	$6,700	$1,100

Fidelity Advisor Global Real Estate Fund	$43,000	$100	$6,400	$1,200

Fidelity Advisor Health Care Fund	$36,000	$100	$6,000	$1,100

Fidelity Advisor Industrials Fund	$35,000	$100	$6,000	$1,100

Fidelity Advisor Leveraged Company Stock Fund	$53,000	$4,700	$4,400	$2,300

Fidelity Advisor Real Estate Fund	$38,000	$100	$6,000	$1,200

Fidelity Advisor Semiconductors Fund	$34,000	$100	$5,100	$1,000

Fidelity Advisor Technology Fund	$44,000	$100	$6,000	$1,100

Fidelity Advisor Utilities Fund	$34,000	$100	$6,000	$1,000

Fidelity Blue Chip Growth Fund	$75,000	$200	$18,300	$2,800

Fidelity Blue Chip Growth K6 Fund	$49,000	$100	$3,800	$1,200

Fidelity Blue Chip Value Fund	$51,000	$4,400	$3,500	$2,200

Fidelity Dividend ETF for Rising Rates	$15,000	$–	$2,000	$600

Fidelity Dividend Growth Fund	$60,000	$5,100	$3,500	$2,500

Fidelity Flex Intrinsic Opportunities Fund	$58,000	$100	$6,600	$1,600

Fidelity Flex Large Cap Growth Fund	$50,000	$100	$3,800	$1,300

Fidelity Flex Real Estate Fund	$39,000	$100	$6,200	$1,100

Fidelity Growth & Income Portfolio	$67,000	$5,900	$7,000	$2,900

Fidelity High Dividend ETF	$15,000	$–	$2,000	$600

Fidelity International Real Estate Fund	$43,000	$100	$6,200	$1,300

Fidelity Leveraged Company Stock Fund	$51,000	$4,500	$4,400	$2,200

Fidelity Low Volatility Factor ETF	$15,000	$–	$1,800	$600

Fidelity Low-Priced Stock Fund	$135,000	$10,100	$6,100	$4,900

Fidelity Low-Priced Stock K6 Fund	$58,000	$5,100	$4,600	$2,500

Fidelity Momentum Factor ETF	$15,000	$–	$1,800	$600

Fidelity MSCI Communication Services Index ETF	$14,000	$–	$2,500	$–

Fidelity MSCI Consumer Discretionary Index ETF	$14,000	$–	$2,500	$–

Fidelity MSCI Consumer Staples Index ETF	$14,000	$–	$2,500	$–

Fidelity MSCI Energy Index ETF	$14,000	$–	$2,500	$–

Fidelity MSCI Financials Index ETF	$14,000	$–	$2,500	$–

Fidelity MSCI Health Care Index ETF	$14,000	$–	$2,500	$–

Fidelity MSCI Industrials Index ETF	$14,000	$–	$2,500	$–

Fidelity MSCI Information Technology Index ETF	$14,000	$–	$2,500	$–

Fidelity MSCI Materials Index ETF	$14,000	$–	$2,500	$–

Fidelity MSCI Real Estate Index ETF	$14,000	$–	$2,500	$–

Fidelity MSCI Utilities Index ETF	$14,000	$–	$2,500	$–

Fidelity OTC K6 Portfolio	$–	$–	$–	$–

Fidelity OTC Portfolio	$79,000	$100	$19,100	$1,800

Fidelity Quality Factor ETF	$15,000	$–	$1,800	$600

Fidelity Real Estate Income Fund	$86,000	$200	$7,700	$3,400

Fidelity Real Estate Investment Portfolio	$39,000	$100	$6,000	$1,200

Fidelity Series Blue Chip Growth Fund	$70,000	$100	$18,300	$1,900

Fidelity Series Intrinsic Opportunities Fund	$58,000	$100	$6,600	$1,700

Fidelity Series Real Estate Income Fund	$77,000	$100	$6,600	$2,100

Fidelity Series Small Cap Opportunities Fund	$42,000	$100	$5,300	$1,300

Fidelity Small Cap Growth Fund	$54,000	$4,400	$3,500	$2,200

Fidelity Small Cap Growth K6 Fund	$41,000	$3,500	$3,900	$1,700

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Small Cap Value Fund	$51,000	$4,400	$3,300	$2,200

Fidelity Small-Mid Factor ETF	$–	$–	$–	$–

Fidelity Stocks for Inflation ETF	$–	$–	$–	$–

Fidelity Value Discovery Fund	$38,000	$100	$5,400	$1,100

Fidelity Value Discovery K6 Fund	$37,000	$100	$5,500	$1,000

Fidelity Value Factor ETF	$15,000	$–	$1,800	$600

August 31, 2019A,G,H

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Balanced Fund	$88,000	$200	$7,400	$2,300

Fidelity Balanced Fund	$92,000	$7,500	$6,500	$3,500

Fidelity Balanced K6 Fund	$45,000	$800	$4,100	$400

Fidelity Export and Multinational Fund	$54,000	$4,500	$3,500	$2,100

Fidelity High Yield Factor ETF	$41,000	$–	$3,400	$1,500

Fidelity International Enhanced Index Fund	$45,000	$3,600	$3,700	$1,700

Fidelity Large Cap Core Enhanced Index Fund	$45,000	$3,600	$3,700	$1,600

Fidelity Large Cap Growth Enhanced Index Fund	$45,000	$3,600	$3,700	$1,600

Fidelity Large Cap Value Enhanced Index Fund	$45,000	$3,600	$5,300	$1,600

Fidelity Mid Cap Enhanced Index Fund	$45,000	$3,600	$3,700	$1,600

Fidelity Puritan Fund	$144,000	$13,500	$127,300	$6,300

Fidelity Puritan K6 Fund	$49,000	$900	$5,200	$400

August 31, 2018A,G,H

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Balanced Fund	$87,000	$200	$7,400	$2,400

Fidelity Balanced Fund	$95,000	$10,300	$8,100	$5,000

Fidelity Balanced K6 Fund	$–	$–	$–	$–

Fidelity Export and Multinational Fund	$56,000	$4,900	$3,500	$2,400

Fidelity High Yield Factor ETF	$26,000	$300	$3,400	$300

Fidelity International Enhanced Index Fund	$40,000	$3,400	$6,300	$1,700

Fidelity Large Cap Core Enhanced Index Fund	$40,000	$3,300	$3,700	$1,700

Fidelity Large Cap Growth Enhanced Index Fund	$40,000	$3,300	$5,300	$1,700

Fidelity Large Cap Value Enhanced Index Fund	$40,000	$3,300	$3,700	$1,700

Fidelity Mid Cap Enhanced Index Fund	$40,000	$3,300	$3,700	$1,700

Fidelity Puritan Fund	$234,000	$18,900	$241,000	$9,300

Fidelity Puritan K6 Fund	$–	$–	$–	$–

September 30, 2019A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Capital Development Fund	$56,000	$100	$7,200	$1,500

Fidelity Advisor Diversified Stock Fund	$65,000	$100	$7,300	$1,700

Fidelity Series Floating Rate High Income Fund	$69,000	$100	$6,300	$1,800

Fidelity Stock Selector All Cap Fund	$41,000	$100	$4,800	$800

September 30, 2018A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Capital Development Fund	$57,000	$100	$6,600	$1,600

Fidelity Advisor Diversified Stock Fund	$67,000	$100	$6,900	$1,900

Fidelity Series Floating Rate High Income Fund	$71,000	$100	$6,300	$2,000

Fidelity Stock Selector All Cap Fund	$31,000	$100	$4,800	$900

October 31, 2019A,I,J

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Diversified International Fund	$56,000	$4,800	$6,400	$2,100

Fidelity Advisor Emerging Asia Fund	$71,000	$5,200	$5,300	$2,400

Fidelity Advisor Emerging Markets Fund	$46,000	$100	$7,100	$1,200

Fidelity Advisor Floating Rate High Income Fund	$80,000	$100	$6,300	$2,000

Fidelity Advisor Global Capital Appreciation Fund	$55,000	$4,600	$5,500	$2,100

Fidelity Advisor Global Equity Income Fund	$55,000	$4,000	$5,300	$1,800

Fidelity Advisor High Income Advantage Fund	$68,000	$100	$6,600	$1,700

Fidelity Advisor International Capital Appreciation Fund	$54,000	$100	$7,100	$1,400

Fidelity Advisor Overseas Fund	$63,000	$5,300	$5,500	$2,400

Fidelity Advisor Value Fund	$46,000	$100	$6,600	$1,200

Fidelity Advisor Value Leaders Fund	$43,000	$3,600	$4,600	$1,600

Fidelity Canada Fund	$63,000	$4,600	$5,300	$2,100

Fidelity Capital Appreciation Fund	$51,000	$4,100	$4,200	$1,900

Fidelity China Region Fund	$75,000	$5,500	$5,300	$2,500

Fidelity Disciplined Equity Fund	$48,000	$4,000	$4,200	$1,800

Fidelity Diversified International Fund	$103,000	$100	$7,400	$1,500

Fidelity Diversified International K6 Fund	$149,000	$100	$7,100	$1,400

Fidelity Emerging Asia Fund	$59,000	$4,900	$5,300	$2,200

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$51,000	$100	$6,200	$1,300

Fidelity Emerging Markets Discovery Fund	$60,000	$4,400	$5,300	$2,000

Fidelity Emerging Markets Fund	$68,000	$5,700	$5,500	$2,600

Fidelity Enduring Opportunities Fund	$–	$–	$–	$–

Fidelity Europe Fund	$70,000	$5,200	$5,300	$2,300

Fidelity Flex International Fund	$54,000	$100	$6,900	$1,400

Fidelity Flex Small Cap Fund	$38,000	$100	$5,300	$1,000

Fidelity Focused Stock Fund	$34,000	$2,800	$3,300	$1,300

Fidelity Global Commodity Stock Fund	$48,000	$3,300	$2,900	$1,500

Fidelity Global Equity Income Fund	$47,000	$100	$6,000	$1,200

Fidelity Infrastructure Fund	$–	$–	$–	$–

Fidelity International Capital Appreciation Fund	$64,000	$100	$7,100	$1,400

Fidelity International Capital Appreciation K6 Fund	$69,000	$100	$7,300	$1,400

Fidelity International Discovery Fund	$79,000	$5,700	$5,500	$2,600

Fidelity International Discovery K6 Fund	$43,000	$–	$6,900	$300

Fidelity International Growth Fund	$55,000	$4,600	$5,300	$2,100

Fidelity International High Dividend ETF	$18,000	$–	$2,500	$300

Fidelity International Small Cap Fund	$59,000	$100	$7,100	$1,500

Fidelity International Small Cap Opportunities Fund	$52,000	$100	$6,000	$1,400

Fidelity International Value Factor ETF	$18,000	$–	$2,500	$300

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity International Value Fund	$51,000	$100	$6,000	$1,300

Fidelity Japan Fund	$69,000	$5,000	$5,300	$2,300

Fidelity Japan Smaller Companies Fund	$50,000	$4,200	$5,300	$1,900

Fidelity Latin America Fund	$68,000	$5,000	$5,300	$2,300

Fidelity Nordic Fund	$50,000	$4,200	$6,100	$1,900

Fidelity Overseas Fund	$63,000	$5,200	$5,500	$2,300

Fidelity Pacific Basin Fund	$61,000	$5,000	$5,500	$2,300

Fidelity SAI International SMA Completion Fund	$43,000	$–	$7,100	$500

Fidelity Series Canada Fund	$50,000	$4,100	$5,300	$1,800

Fidelity Series Emerging Markets Fund	$68,000	$100	$7,100	$1,200

Fidelity Series Emerging Markets Opportunities Fund	$46,000	$100	$7,400	$1,200

Fidelity Series International Growth Fund	$45,000	$3,800	$5,300	$1,700

Fidelity Series International Index Fund	$60,000	$100	$6,200	$1,500

Fidelity Series International Small Cap Fund	$45,000	$100	$6,000	$1,200

Fidelity Series International Value Fund	$44,000	$100	$6,000	$1,200

Fidelity Series Overseas Fund	$41,000	$–	$6,000	$300

Fidelity Stock Selector Small Cap Fund	$45,000	$100	$5,000	$1,200

Fidelity Targeted Emerging Markets Factor ETF	$15,000	$–	$2,500	$300

Fidelity Targeted International Factor ETF	$15,000	$–	$2,500	$300

Fidelity Total Emerging Markets Fund	$67,000	$4,900	$4,400	$2,200

Fidelity Total International Equity Fund	$56,000	$100	$6,900	$1,500

Fidelity Value Fund	$59,000	$4,900	$7,000	$2,200

Fidelity Worldwide Fund	$52,000	$100	$6,300	$1,300

Fidelity ZERO Extended Market Index Fund	$64,000	$100	$4,800	$1,600

Fidelity ZERO International Index Fund	$55,000	$100	$6,000	$1,400

Fidelity ZERO Large Cap Index Fund	$45,000	$100	$4,800	$1,100

Fidelity ZERO Total Market Index Fund	$41,000	$100	$4,800	$1,000

October 31, 2018A,I,J,K,L,M

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Diversified International Fund	$58,000	$5,200	$6,300	$2,600

Fidelity Advisor Emerging Asia Fund	$65,000	$5,700	$5,200	$2,800

Fidelity Advisor Emerging Markets Fund	$46,000	$100	$7,100	$1,400

Fidelity Advisor Floating Rate High Income Fund	$82,000	$200	$6,300	$2,700

Fidelity Advisor Global Capital Appreciation Fund	$57,000	$5,000	$5,200	$2,500

Fidelity Advisor Global Equity Income Fund	$48,000	$4,300	$5,200	$2,100

Fidelity Advisor High Income Advantage Fund	$69,000	$100	$6,400	$1,900

Fidelity Advisor International Capital Appreciation Fund	$55,000	$100	$7,100	$1,600

Fidelity Advisor Overseas Fund	$66,000	$5,800	$5,400	$2,900

Fidelity Advisor Value Fund	$47,000	$100	$6,400	$1,300

Fidelity Advisor Value Leaders Fund	$43,000	$3,900	$4,400	$1,900

Fidelity Canada Fund	$58,000	$5,200	$5,200	$2,600

Fidelity Capital Appreciation Fund	$53,000	$4,600	$3,300	$2,200

Fidelity China Region Fund	$69,000	$6,000	$5,200	$3,000

Fidelity Disciplined Equity Fund	$53,000	$4,600	$3,300	$2,300

Fidelity Diversified International Fund	$81,000	$100	$7,400	$1,900

Fidelity Diversified International K6 Fund	$55,000	$100	$7,100	$1,500

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Emerging Asia Fund	$62,000	$5,500	$5,200	$2,700

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$52,000	$100	$6,200	$1,500

Fidelity Emerging Markets Discovery Fund	$54,000	$4,800	$5,200	$2,400

Fidelity Emerging Markets Fund	$72,000	$6,300	$5,400	$3,100

Fidelity Enduring Opportunities Fund	$–	$–	$–	$–

Fidelity Europe Fund	$64,000	$5,700	$5,200	$2,800

Fidelity Flex International Fund	$55,000	$100	$7,100	$1,600

Fidelity Flex Small Cap Fund	$39,000	$100	$5,200	$1,100

Fidelity Focused Stock Fund	$35,000	$3,100	$3,300	$1,500

Fidelity Global Commodity Stock Fund	$41,000	$3,600	$2,600	$1,800

Fidelity Global Equity Income Fund	$48,000	$100	$6,300	$1,400

Fidelity Infrastructure Fund	$–	$–	$–	$–

Fidelity International Capital Appreciation Fund	$54,000	$100	$7,100	$1,600

Fidelity International Capital Appreciation K6 Fund	$54,000	$100	$7,100	$1,500

Fidelity International Discovery Fund	$73,000	$6,300	$5,400	$3,100

Fidelity International Discovery K6 Fund	$–	$–	$–	$–

Fidelity International Growth Fund	$57,000	$5,000	$5,200	$2,500

Fidelity International High Dividend ETF	$15,000	$–	$2,500	$–

Fidelity International Small Cap Fund	$59,000	$100	$7,100	$1,700

Fidelity International Small Cap Opportunities Fund	$53,000	$100	$6,000	$1,500

Fidelity International Value Factor ETF	$15,000	$–	$2,500	$–

Fidelity International Value Fund	$51,000	$100	$6,000	$1,500

Fidelity Japan Fund	$63,000	$5,500	$5,200	$2,700

Fidelity Japan Smaller Companies Fund	$52,000	$4,600	$5,200	$2,300

Fidelity Latin America Fund	$62,000	$5,500	$5,200	$2,700

Fidelity Nordic Fund	$51,000	$4,600	$5,200	$2,300

Fidelity Overseas Fund	$65,000	$5,700	$5,400	$2,800

Fidelity Pacific Basin Fund	$63,000	$5,500	$5,400	$2,700

Fidelity SAI International SMA Completion Fund	$–	$–	$–	$–

Fidelity Series Canada Fund	$44,000	$4,000	$5,200	$2,000

Fidelity Series Emerging Markets Fund	$33,000	$–	$7,100	$200

Fidelity Series Emerging Markets Opportunities Fund	$47,000	$100	$7,400	$1,400

Fidelity Series International Growth Fund	$46,000	$4,200	$5,200	$2,100

Fidelity Series International Index Fund	$52,000	$–	$6,000	$300

Fidelity Series International Small Cap Fund	$46,000	$100	$6,000	$1,300

Fidelity Series International Value Fund	$45,000	$100	$6,000	$1,300

Fidelity Series Overseas Fund	$–	$–	$–	$–

Fidelity Stock Selector Small Cap Fund	$47,000	$100	$5,000	$1,300

Fidelity Targeted Emerging Markets Factor ETF	$–	$–	$–	$–

Fidelity Targeted International Factor ETF	$–	$–	$–	$–

Fidelity Total Emerging Markets Fund	$61,000	$5,300	$4,400	$2,600

Fidelity Total International Equity Fund	$67,000	$100	$6,900	$1,700

Fidelity Value Fund	$61,000	$5,300	$4,400	$2,600

Fidelity Worldwide Fund	$52,000	$100	$6,400	$1,500

Fidelity ZERO Extended Market Index Fund	$56,000	$–	$4,800	$100

Fidelity ZERO International Index Fund	$47,000	$–	$6,000	$200

Fidelity ZERO Large Cap Index Fund	$39,000	$–	$4,800	$100

Fidelity ZERO Total Market Index Fund	$35,000	$–	$4,800	$200

November 30, 2019A,N

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Dividend Growth Fund	$52,000	$4,100	$4,400	$1,800

Fidelity Advisor Equity Growth Fund	$49,000	$100	$6,300	$1,200

Fidelity Advisor Equity Income Fund	$46,000	$100	$7,200	$1,200

Fidelity Advisor Equity Value Fund	$44,000	$100	$6,600	$1,100

Fidelity Advisor Growth & Income Fund	$45,000	$100	$5,500	$1,100

Fidelity Advisor Growth Opportunities Fund	$53,000	$100	$6,200	$1,300

Fidelity Advisor Large Cap Fund	$46,000	$100	$5,200	$1,100

Fidelity Advisor Series Equity Growth Fund	$31,000	$2,500	$2,900	$1,100

Fidelity Advisor Series Growth Opportunities Fund	$50,000	$100	$6,300	$1,200

Fidelity Advisor Series Small Cap Fund	$41,000	$3,300	$3,500	$1,500

Fidelity Advisor Small Cap Fund	$43,000	$3,500	$3,500	$1,500

Fidelity Advisor Stock Selector Mid Cap Fund	$45,000	$100	$5,300	$1,100

Fidelity Advisor Value Strategies Fund	$45,000	$100	$7,300	$1,200

Fidelity Convertible Securities Fund	$65,000	$4,700	$3,500	$2,100

Fidelity Equity Dividend Income Fund	$56,000	$4,600	$6,200	$2,000

Fidelity Flex Mid Cap Growth Fund	$45,000	$3,400	$3,200	$1,500

Fidelity Growth Company Fund	$81,000	$100	$6,200	$1,700

Fidelity Growth Company K6 Fund	$61,000	$–	$6,000	$500

Fidelity Growth Strategies Fund	$56,000	$3,800	$3,300	$1,700

Fidelity Growth Strategies K6 Fund	$49,000	$3,400	$3,200	$1,500

Fidelity Independence Fund	$55,000	$4,400	$3,500	$2,000

Fidelity Nasdaq Composite Index Fund	$65,000	$100	$7,000	$1,600

Fidelity Nasdaq Composite Index Tracking Stock	$54,000	$4,400	$5,900	$2,000

Fidelity New Millennium Fund	$61,000	$4,900	$101,700	$2,200

Fidelity Real Estate High Income Fund	$172,000	$13,300	$6,700	$6,000

Fidelity Series Growth Company Fund	$67,000	$100	$6,200	$1,600

November 30, 2018A,N

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Dividend Growth Fund	$54,000	$4,600	$3,300	$2,300

Fidelity Advisor Equity Growth Fund	$50,000	$100	$6,300	$1,400

Fidelity Advisor Equity Income Fund	$47,000	$100	$7,500	$1,400

Fidelity Advisor Equity Value Fund	$45,000	$100	$6,600	$1,300

Fidelity Advisor Growth & Income Fund	$46,000	$100	$5,300	$1,300

Fidelity Advisor Growth Opportunities Fund	$54,000	$100	$6,100	$1,600

Fidelity Advisor Large Cap Fund	$48,000	$100	$5,000	$1,300

Fidelity Advisor Series Equity Growth Fund	$31,000	$2,700	$2,600	$1,300

Fidelity Advisor Series Growth Opportunities Fund	$51,000	$100	$6,100	$1,500

Fidelity Advisor Series Small Cap Fund	$42,000	$3,600	$3,300	$1,800

Fidelity Advisor Small Cap Fund	$44,000	$3,800	$3,300	$1,900

Fidelity Advisor Stock Selector Mid Cap Fund	$46,000	$100	$5,100	$1,300

Fidelity Advisor Value Strategies Fund	$46,000	$100	$7,100	$1,400

Fidelity Convertible Securities Fund	$61,000	$5,400	$3,300	$2,700

Fidelity Equity Dividend Income Fund	$58,000	$5,000	$4,400	$2,500

Fidelity Flex Mid Cap Growth Fund	$38,000	$3,200	$2,600	$1,600

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Growth Company Fund	$108,000	$100	$19,000	$2,300

Fidelity Growth Company K6 Fund	$–	$–	$–	$–

Fidelity Growth Strategies Fund	$49,000	$4,200	$8,200	$2,100

Fidelity Growth Strategies K6 Fund	$38,000	$3,200	$4,000	$1,600

Fidelity Independence Fund	$58,000	$4,900	$3,300	$2,500

Fidelity Nasdaq Composite Index Fund	$67,000	$100	$6,400	$1,900

Fidelity Nasdaq Composite Index Tracking Stock	$52,000	$4,600	$5,400	$2,200

Fidelity New Millennium Fund	$64,000	$5,500	$3,800	$2,700

Fidelity Real Estate High Income Fund	$295,000	$23,000	$5,700	$11,400

Fidelity Series Growth Company Fund	$70,000	$100	$19,000	$1,900

December 31, 2019A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Mid Cap II Fund	$42,000	$100	$5,400	$1,000

Fidelity Advisor New Insights Fund	$77,000	$6,300	$104,100	$2,700

Fidelity Contrafund	$203,000	$7,400	$15,500	$3,200

Fidelity Contrafund K6	$134,000	$5,900	$5,200	$2,500

Fidelity Flex Opportunistic Insights Fund	$58,000	$4,800	$4,400	$2,100

Fidelity New Markets Income Fund	$93,000	$6,500	$7,900	$2,800

Fidelity Series Emerging Markets Debt Fund	$57,000	$4,600	$3,300	$2,000

Fidelity Series Opportunistic Insights Fund	$78,000	$5,900	$4,400	$2,100

Fidelity Trend Fund	$56,000	$4,700	$5,200	$2,000

December 31, 2018A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Mid Cap II Fund	$43,000	$100	$4,800	$1,200

Fidelity Advisor New Insights Fund	$81,000	$6,900	$66,800	$3,400

Fidelity Contrafund	$179,000	$11,900	$17,700	$6,000

Fidelity Contrafund K6	$66,000	$5,600	$5,700	$2,800

Fidelity Flex Opportunistic Insights Fund	$52,000	$4,500	$5,000	$2,200

Fidelity New Markets Income Fund	$81,000	$6,800	$3,300	$3,400

Fidelity Series Emerging Markets Debt Fund	$59,000	$5,000	$3,300	$2,500

Fidelity Series Opportunistic Insights Fund	$76,000	$4,300	$4,400	$2,200

Fidelity Trend Fund	$58,000	$5,000	$4,600	$2,500

January 31, 2020

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Equity-Income Fund	$60,000	$5,200	$17,400	$2,200

Fidelity Equity-Income K6 Fund	$36,700	$—	$9,000	$500

Fidelity Flex Mid Cap Value Fund	$35,100	$100	$7,300	$900

Fidelity Mid Cap Value Fund	$47,900	$4,000	$8,100	$1,700

Fidelity Mid Cap Value K6 Fund	$37,400	$100	$7,100	$900

Fidelity Series All-Sector Equity Fund	$41,600	$100	$7,600	$1,000

Fidelity Series Stock Selector Large Cap Value Fund	$42,800	$3,500	$9,300	$1,500

Fidelity Series Value Discovery Fund	$54,700	$100	$9,400	$1,100

Fidelity Stock Selector Large Cap Value Fund	$42,700	$4,000	$8,100	$1,700

Fidelity Telecom and Utilities Fund	$36,900	$3,500	$7,900	$1,500

January 31, 2019A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Equity-Income Fund	$64,000	$5,700	$4,500	$2,800

Fidelity Equity-Income K6 Fund	$–	$–	$–	$–

Fidelity Flex Mid Cap Value Fund	$37,000	$100	$5,200	$1,000

Fidelity Mid Cap Value Fund	$49,000	$4,300	$5,700	$2,100

Fidelity Mid Cap Value K6 Fund	$50,000	$100	$5,200	$1,000

Fidelity Series All-Sector Equity Fund	$44,000	$100	$5,100	$1,300

Fidelity Series Stock Selector Large Cap Value Fund	$43,000	$2,500	$2,600	$1,200

Fidelity Series Value Discovery Fund	$53,000	$100	$9,200	$1,400

Fidelity Stock Selector Large Cap Value Fund	$49,000	$4,300	$3,300	$2,100

Fidelity Telecom and Utilities Fund	$43,000	$3,600	$3,300	$1,800

A	Amounts may reflect rounding.

B	Fidelity Flex 500 Index Fund commenced operations on March 9, 2017.

[c]	Fidelity Founders Fund commenced operations on February 14, 2019.

D	Fidelity Large Cap Stock K6 Fund and Fidelity Small Cap Stock K6 Fund commenced operations on May 25, 2017.

E	Fidelity OTC K6 Portfolio commenced operations on June 13, 2019.

F	Fidelity Small-Mid Factor ETF commenced operations on February 26, 2019.

G	Fidelity Balanced K6 Fund commenced operations on June 14, 2019 and Fidelity Puritan K6 Fund commenced operations on June 14, 2019.

H	Fidelity High Yield Factor ETF commenced operations on June 12, 2018.

I

Fidelity SAI International SMA Completion Fund commenced operations on April 11, 2019, Fidelity International Discovery K6 Fund commenced operations on June 13, 2019 and Fidelity Series Overseas Fund commenced operations on June 21, 2019.

J	Fidelity Targeted Emerging Markets Factor ETF and Fidelity Targeted International Factor ETF commenced operations on February 26, 2019.

K	Fidelity Series Emerging Markets Fund commenced operations on August 29, 2018.

L

Fidelity Series International Index Fund commenced operations on August 17, 2018, Fidelity ZERO International Index Fund and Fidelity ZERO Total Market Index Fund commenced operations on August 2, 2018 and Fidelity ZERO Extended Market Index Fund and Fidelity ZERO Large Cap Index Fund commenced operations on September 13, 2018.

M	Fidelity International High Dividend ETF and Fidelity International Value Factor ETF commenced operations on January 16, 2018.

N	Fidelity Growth Company K6 Fund commenced operations on June 13, 2019.

“Audit Fees” represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

“All Other Fees” represent fees billed for services provided to a fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

APPENDIX M

Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund are shown in the table below.

February 28, 2019A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$290,000	$5,000	$—

PwC	$7,930,000	$15,000	$—

February 28, 2018A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte EntitiesB	$5,000	$20,000	$—

PwC	$8,360,000	$30,000	$—

March 31, 2019A

	Audit-Related Fees	Tax Fees	All Other Fees

PwC	$7,775,000	$15,000	$–

March 31, 2018A

	Audit-Related Fees	Tax Fees	All Other Fees

PwC	$7,745,000	$15,000	$–

April 30, 2019A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$290,000	$5,000	$–

PwCC	$7,775,000	$15,000	$–

April 30, 2018A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte EntitiesD	$5,000	$5,000	$–

PwCC	$7,745,000	$15,000	$–

June 30, 2019A

	Audit-Related Fees	Tax Fees	All Other Fees

PwC	$7,775,000	$10,000	$–

June 30, 2018A

	Audit-Related Fees	Tax Fees	All Other Fees

PwC	$7,745,000	$20,000	$–

July 31, 2019A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte EntitiesE	$290,000	$–	$–

PwCF	$7,775,000	$10,000	$–

July 31, 2018A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte EntitiesE	$5,000	$5,000	$–

PwCF	$7,745,000	$20,000	$–

August 31, 2019A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$290,000	$–	$–

PwCG	$7,775,000	$10,000	$–

August 31, 2018A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$5,000	$5,000	$–

PwCG	$7,745,000	$20,000	$–

September 30, 2019A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$290,000	$–	$–

September 30, 2018A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$5,000	$5,000	$–

October 31, 2019A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte EntitiesH	$290,000	$5,000	$–

PwC	$7,890,000	$10,000	$–

October 31, 2018A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte EntitiesH,I,J	$5,000	$5,000	$–

PwC	$7,745,000	$20,000	$–

November 30, 2019A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$290,000	$5,000	$–

PwC	$7,890,000	$10,000	$–

November 30, 2018A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$5,000	$5,000	$–

PwC	$7,745,000	$20,000	$–

December 31, 2019A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$290,000	$5,000	$–

PwC	$7,705,000	$10,000	$–

December 31, 2018A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$5,000	$5,000	$–

PwC	$7,930,00	$20,000	$–

January 31, 2020

	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$287,500	$3,000	$–
PwC	$7,927,700	$23,500	$–

January 31, 2019A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$290,000	$5,000	$–

PwC	$7,930,000	$20,000	$–

A	Amounts may reflect rounding.

B	May include amounts billed prior to the Fidelity Flex 500 Index Fund’s commencement of operations.

C	May include amounts billed prior to the Fidelity Large Cap Stock K6 Fund and Fidelity Small Cap Stock K6 Fund’s commencement of operations.

D	May include amounts billed prior to the Fidelity Founders Fund’s commencement of operations.

E	May include amounts billed prior to the Fidelity Small-Mid Factor ETF’s commencement of operations.

F	May include amounts billed prior to the Fidelity OTC K6 Portfolio’s commencement of operations.

G	May include amounts billed prior to the Fidelity Balanced K6 Fund and Fidelity Puritan K6 Funds’ commencement of operations.

H	May include amounts billed prior to the Fidelity Targeted Emerging Markets Factor ETF and Fidelity Targeted International Factor ETFs’ commencement of operations.

I	May include amounts billed prior to the Fidelity International High Dividend ETF and Fidelity International Value Factor ETFs’ commencement of operations.

J

May include amounts billed prior to the Fidelity Series International Index Fund, Fidelity ZERO International Index Fund, Fidelity ZERO Total Market Index Fund, Fidelity ZERO Extended Market Index Fund and Fidelity ZERO Large Cap Index Funds’ commencement of operations.

“Audit Fees” represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

“All Other Fees” represent fees billed for services provided to a fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

APPENDIX N

Aggregate non-audit fees billed by PwC or Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds are shown below.

Trust/Firm	Fiscal Year End	Aggregate Non-Audit FeesA
Fidelity Advisor Series I

PwC	July 31, 2019	$12,265,000

PwC	July 31, 2018	$10,910,000

Deloitte Entities	August 31, 2019	$710,000

Deloitte Entities	August 31, 2018	$360,000

Deloitte Entities	October 31, 2019	$600,000

Deloitte Entities	October 31, 2018	$505,000

Deloitte Entities	November 30, 2019	$640,000

Deloitte Entities	November 30, 2018	$550,000

PwC	November 30, 2019	$12,575,000

PwC	November 30, 2018	$10,975,000

Deloitte Entities	December 31, 2019	$580,000

Deloitte Entities	December 31, 2018	$485,000

Fidelity Advisor Series VII

Deloitte Entities	July 31, 2019	$785,000

Deloitte Entities	July 31, 2018	$435,000

Fidelity Advisor Series VIII

Deloitte Entities	October 31, 2019	$590,000

Deloitte Entities	October 31, 2018	$495,000

PwC	October 31, 2019	$12,615,000

PwC	October 31, 2018	$11,015,000

Fidelity Capital Trust

Deloitte Entities	September 30, 2019	$575,000

Deloitte Entities	September 30, 2018	$485,000

Deloitte Entities	October 31, 2019	$590,000

Deloitte Entities	October 31, 2018	$495,000

PwC	October 31, 2019	$12,580,000

PwC	October 31, 2018	$10,980,000

Fidelity Commonwealth Trust

PwC	November 30, 2019	$12,550,000

PwC	November 30, 2018	$10,950,000

Fidelity Commonwealth Trust II

PwC	February 28, 2019	$11,130,000

PwC	February 28, 2018	$10,750,000

PwC	August 31, 2019	$12,500,000

PwC	August 31, 2018	$10,950,000

Fidelity Concord Street Trust

Deloitte Entities	February 28, 2019	$765,000

Deloitte Entities	February 28, 2018B	$285,000

PwC	February 28, 2019	$11,220,000

PwC	February 28, 2018B	$10,810,000

Deloitte Entities	April 30, 2019C	$755,000

Deloitte Entities	April 30, 2018C,D	$395,000

Trust/Firm	Fiscal Year End	Aggregate Non-Audit FeesA

Fidelity Concord Street Trust

PwC	April 30, 2019C	$10,175,000

PwC	April 30, 2018C,D	$10,910,000

Deloitte Entities	October 31, 2019	$610,000

Deloitte Entities	October 31, 2018E	$505,000

Deloitte Entities	November 30, 2019	$585,000

Deloitte Entities	November 30, 2018	$490,000

Fidelity Contrafund

PwC	December 31, 2019	$12,535,000

PwC	December 31, 2018	$11,275,000

Fidelity Covington Trust

Deloitte Entities	July 31, 2019F	$730,000

Deloitte Entities	July 31, 2018F	$380,000

PwC	July 31, 2019F	$12,270,000

PwC	July 31, 2018F	$10,915,000

PwC	August 31, 2019G	$12,460,000

PwC	August 31, 2018G	$10,905,000

Deloitte Entities	October 31, 2019H	$585,000

Deloitte Entities	October 31, 2018H,I	$485,000

Fidelity Destiny Portfolios

Deloitte Entities	September 30, 2019	$590,000

Deloitte Entities	September 30, 2018	$495,000

Fidelity Devonshire Trust

Deloitte Entities	January 31, 2020	$614,700

Deloitte Entities	January 31, 2019	$785,000

PwC	January 31, 2020	$12,655,600

PwC	January 31, 2019	$11,175,000

Fidelity Financial Trust

PwC	November 30, 2019	$12,575,000

PwC	November 30, 2018	$10,975,000

Fidelity Hastings Street Trust

PwC	June 30, 2019	$12,295,000

PwC	June 30, 2018	$10,945,000

PwC	December 31, 2019	$12,365,000

PwC	December 31, 2018	$11,135,000

Fidelity Investment Trust

Deloitte Entities	October 31, 2019	$600,000

Deloitte Entities	October 31, 2018	$505,000

PwC	October 31, 2019J	$12,665,000

PwC	October 31, 2018J	$11,075,000

PwC	October 31, 2019K	$12,555,000

PwC	October 31, 2018K	$10,955,000

PwC	October 31, 2019L	$12,620,000

PwC	October 31, 2018L,M	$11,025,000

Fidelity Magellan Fund

PwC	March 31, 2019	$10,240,000

PwC	March 31, 2018	$10,985,000

Fidelity Mt. Vernon Street Trust

Deloitte Entities	November 30, 2019	$595,000

Deloitte Entities	November 30, 2018	$520,000

Trust/Firm	Fiscal Year End	Aggregate Non-Audit FeesA

Fidelity Mt. Vernon Street Trust

PwC	November 30, 2019	$12,675,000

PwC	November 30, 2018	$10,985,000

Fidelity Puritan Trust

Deloitte Entities	July 31, 2019	$730,000

Deloitte Entities	July 31, 2018	$380,000

PwC	July 31, 2019	$12,320,000

PwC	July 31, 2018	$10,935,000

PwC	August 31, 2019N	$12,630,000

PwC	August 31, 2018N	$11,195,000

Fidelity Securities Fund

Deloitte Entities	July 31, 2019O	$805,000

Deloitte Entities	July 31, 2018O	$450,000

PwC	July 31, 2019O	$12,330,000

PwC	July 31, 2018O	$10,975,000

Fidelity Select Portfolios

PwC	January 31, 2020	$12,601,800

PwC	January 31, 2019	$11,135,000

PwC	February 28, 2019	$11,430,000

PwC	February 28, 2018	$11,090,000

Deloitte Entities	July 31, 2019	$720,000

Deloitte Entities	July 31, 2018	$370,000

Fidelity Summer Street Trust

Deloitte Entities	April 30, 2019	$720,000

Deloitte Entities	April 30, 2018	$365,000

PwC	April 30, 2019	$10,215,000

PwC	April 30, 2018	$10,965,000

PwC	August 31, 2019	$12,465,000

PwC	August 31, 2018	$10,910,000

Deloitte Entities	September 30, 2019	$580,000

Deloitte Entities	September 30, 2018	$490,000

PwC	December 31, 2019	$12,370,000

PwC	December 31, 2018	$11,140,000

Fidelity Trend Fund

PwC	December 31, 2019	$12,365,000

PwC	December 31, 2018	$11,135,000

A	Amounts may reflect rounding.

B	May include amounts billed prior to the Fidelity Flex 500 Index Fund’s commencement of operations.

C	May include amounts billed prior to the Fidelity Founders Fund’s commencement of operations.

D	May include amounts billed prior to the Fidelity Large Cap Stock K6 Fund and Fidelity Small Cap Stock K6 Fund’s commencement of operations.

E

May include amounts billed prior to the Fidelity Series International Index Fund, Fidelity ZERO International Index Fund, Fidelity ZERO Total Market Index Fund, Fidelity ZERO Extended Market Index Fund and Fidelity ZERO Large Cap Index Funds’ commencement of operations.

F	May include amounts billed prior to the Fidelity Small-Mid Factor ETF’s commencement of operations.

G	May include amounts billed prior to the Fidelity High Yield Factor ETF’s commencement of operations.

H	May include amounts billed prior to the Fidelity Targeted Emerging Markets Factor ETF and Fidelity Targeted International Factor ETFs’ commencement of operations.

I	May include amounts billed prior to the Fidelity International High Dividend ETF and Fidelity International Value Factor ETFs’ commencement of operations.

J

Reflects amounts billed to the Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund.

K	Reflects amounts billed to the Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund.

L

Reflects amounts billed to the Fidelity International Discovery Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity International Growth Fund, Fidelity Total International Equity Fund, Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Global Commodity Stock Fund, Fidelity Series International Growth Fund, Fidelity Series International Value Fund, Fidelity Series International Small Cap Fund, Fidelity Emerging Markets Discovery Fund, Fidelity Total Emerging Markets Fund, Fidelity Global Equity Income Fund, Fidelity Flex International Fund, Fidelity Diversified International K6 Fund, Fidelity International Capital Appreciation K6 Fund, Fidelity Series Canada Fund, Fidelity Series Emerging Markets Fund, Fidelity SAI International SMA Fund, Fidelity International Discovery K6 Fund, and Fidelity Series Overseas Fund. May include amounts billed prior to the Fidelity SAI International SMA Completion Fund, Fidelity International Discovery K6 Fund, and Fidelity Series Overseas Funds’ commencement of operations.

M	May include amounts billed prior to the Fidelity Series Emerging Markets Fund’s commencement of operations.

N	May include amounts billed prior to the Fidelity Balanced K6 Fund and Fidelity Puritan K6 Funds’ commencement of operations.

O	May include amounts billed prior to the Fidelity OTC K6 Portfolio’s commencement of operations.

Fidelity, Fidelity Advisor, Fidelity Flex, Contrafund, Magellan, New Millennium Fund, Puritan, and VIP FundsManager are registered service marks of FMR LLC. ©2020 FMR LLC. All rights reserved.

Nasdaq®, OMX®, NASDAQ OMX®, Nasdaq Composite®, and The Nasdaq Stock Market®, Inc. are registered trademarks of The NASDAQ OMX Group, Inc. (which with its Affiliates are the Corporations) and are licensed for use by Fidelity. The products have not been passed on by the Corporations as to their legality or suitability. The products are not issued, endorsed or sold by the Corporations. The Corporations make no warranties and bear no liability with respect to shares of the products.

Any third-party marks that may appear above are the marks of their respective owners.

1.9898163.100	EQ-PXS-0320

Fidelity INVESTMENTS

PO Box 28015
Albuquerque, NM 87125-8015

Consolidated SmartCard™

This card represents all of your Fidelity accounts registered to the same Social Security or Tax ID number at the address listed on this card. By voting this card, via mail or internet, you are voting all of your accounts across multiple registrations in the same manner. If you choose to vote the Consolidated card, you do not need to return the individual SmartCard™ ballots enclosed which represent each unique registration.

VOTE BY MAIL
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FEF_31197_040120_C

1. To elect a Board of Trustees.

FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT ☐

____

+

PROXY SOLICITED BY THE TRUSTEES. The undersigned, revoking previous proxies, hereby appoint(s) James C. Curvey, William C. Coffey, and Dennis J. Dirks, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund(s) as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 245 Summer Street, Boston, MA 02210, on June 9, 2020 at 8:00 a.m., Eastern Time, and at any adjournments or postponements thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on this proxy card. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged. FEF_31197_040120_C [GRAPHIC APPEARS HERE] TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X Proposals THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1-4 AND AGAINST PROPOSALS 5 AND 6: 1.To elect a Board of Trustees. 01.Dennis J. Dirks02.Donald F. Donahue03.Bettina Doulton 04.Vicki L. Fuller 05.Patricia L. Kampling 06.Alan J. Lacy07.Ned C. Lautenbach 08.Robert A. Lawrence 09.Joseph Mauriello 10.Cornelia M. Small11.Garnett A. Smith12.David M. Thomas 13.Susan Tomasky 14.Michael E. Wiley INSTRUCTIONS: To withhold authority to vote for any individual Trustee nominee(s), mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) for which you would like to withhold authority on the line provided below: 2. For certain funds, to convert a fundamental investment policy to a non-fundamental investment policy. To Vote All For To Vote All Against To Vote all Abstain 3. For Fidelity® Advisor Semiconductors Fund, to modify a fundamental investment policy. To Vote All ForTo Vote All AgainstTo Vote all Abstain 4. For Fidelity® Advisor Semiconductors Fund, to modify the fund’s fundamental concentration policy. To Vote All ForTo Vote All AgainstTo Vote all Abstain

THE BOARD RECOMMENDS A VOTE AGAINST PROPOSALS 5 AND 6. 5. For certain funds, a shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity. To Vote All For To Vote All Against To Vote all Abstain 6. For each of Fidelity® Overseas Fund and Fidelity® Telecom and Utilities Fund, a shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity. To Vote All ForTo Vote All AgainstTo Vote all Abstain Please refer to the Proxy Statement discussion of each of these matters. IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR PROPOSALS 1-4 AND AGAINST PROPOSALS 5 AND 6. As to any other matter, said attorneys shall vote in accordance with their best judgment. IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD. Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title. Date (mm/dd/yyyy) — Please print date belowSignature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxxxxxxxxxxxxxxFEF1

PROXY SOLICITED BY THE TRUSTEES. The undersigned, revoking previous proxies, hereby appoint(s) James C. Curvey, William C. Coffey, and Dennis J. Dirks, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund(s) as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 245 Summer Street, Boston, MA 02210, on June 9, 2020 at 8:00 a.m., Eastern Time, and at any adjournments or postponements thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on this proxy card. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged. FEF_31197_040120_I FUNDSFUNDS FUNDS Fund Name1    Fund Name2 Fund Name3 Fund Name4    Fund Name5 Fund Name6 Fund Name7    Fund Name8 Fund Name9 Fund Name10    Fund Name11 Fund Name12 Fund Name13    Fund Name14 Fund Name15 Fund Name16    Fund Name17 Fund Name18 Fund Name19    Fund Name20 Fund Name21 Fund Name22    Fund Name23 Fund Name24 Please refer to the Proxy Statement discussion of each of these matters. IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR PROPOSALS 1-4 AND AGAINST PROPOSALS 5 AND 6. As to any other matter, said attorneys shall vote in accordance with their best judgment. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    X Proposals THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1-4 AND AGAINST PROPOSALS 5 AND 6: 1.    To elect a Board of Trustees. 01.Dennis J.Dirks02.Donald F. Donahue03.Bettina Doulton 04.Vicki L. Fuller 05.Patricia L. Kampling 06.Alan J. Lacy07.Ned C. Lautenbach 08.Robert A. Lawrence 09.Joseph Mauriello 10.Cornelia M. Small11.Garnett A. Smith12.David M. Thomas 13.Susan Tomasky 14.Michael E. Wiley INSTRUCTIONS: To withhold authority to vote for any individual Trustee nominee(s), mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) for which you would like to withhold authority on the line provided below:

2. For certain funds, to convert a fundamental investment policy to a non-fundamental investment policy. To Vote All Funds For To Vote All Funds Against To Abstain Votes For All Funds , or vote separately by Funds below FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 Fund Name1 ☐ ☐ ☐ 02 Fund Name2 ☐ ☐ ☐ 03 Fund Name3 ☐ ☐ ☐ 04 Fund Name4 ☐ ☐ ☐ 05 Fund Name5 ☐ ☐ ☐ 06 Fund Name6 ☐ ☐ ☐ 07 Fund Name7 ☐ ☐ ☐ 08 Fund Name8 ☐ ☐ ☐ 09 Fund Name9 ☐ ☐ ☐ 10 Fund Name10 ☐ ☐ ☐ 11 Fund Name11 ☐ ☐ ☐ 12 Fund Name12 ☐ ☐ ☐ 13 Fund Name13 ☐ ☐ ☐ 14 Fund Name14 ☐ ☐ ☐ 15 Fund Name15 ☐ ☐ ☐ 16 Fund Name16 ☐ ☐ ☐ 17 Fund Name17 ☐ ☐ ☐ 18 Fund Name18 ☐ ☐ ☐ 19 Fund Name19 ☐ ☐ ☐ 20 Fund Name20 ☐ ☐ ☐ 21 Fund Name21 ☐ ☐ ☐ 22 Fund Name22 ☐ ☐ ☐ 23 Fund Name23 ☐ ☐ ☐ 24 Fund Name24 ☐ ☐ ☐ 3. For Fidelity® Advisor Semiconductors Fund, to modify a fundamental investment policy. FOR AGAINST ABSTAIN Fund Name1 ☐ ☐ ☐ 4. For Fidelity® Advisor Semiconductors Fund, to modify the fund’s fundamental concentration policy. FOR AGAINST ABSTAIN Fund Name1 ☐ ☐ ☐ THE BOARD RECOMMENDS A VOTE AGAINST PROPOSALS 5 AND 6. 5. For certain funds, a shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity. To Vote All Funds For To Vote All Funds Against To Abstain Votes For All Funds , or vote separately by Funds below FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 Fund Name1 ☐ ☐ ☐ 02 Fund Name2 ☐ ☐ ☐ 03 Fund Name3 ☐ ☐ ☐ 04 Fund Name4 ☐ ☐ ☐ 05 Fund Name5 ☐ ☐ ☐ 06 Fund Name6 ☐ ☐ ☐ 07 Fund Name7 ☐ ☐ ☐ 08 Fund Name8 ☐ ☐ ☐ 09 Fund Name9 ☐ ☐ ☐ 10 Fund Name10 ☐ ☐ ☐ 11 Fund Name11 ☐ ☐ ☐ 12 Fund Name12 ☐ ☐ ☐ 13 Fund Name13 ☐ ☐ ☐ 14 Fund Name14 ☐ ☐ ☐ 15 Fund Name15 ☐ ☐ ☐ 16 Fund Name16 ☐ ☐ ☐ 17 Fund Name17 ☐ ☐ ☐ 18 Fund Name18 ☐ ☐ ☐ 19 Fund Name19 ☐ ☐ ☐ 20 Fund Name20 ☐ ☐ ☐ 21 Fund Name21 ☐ ☐ ☐ 6. For each of Fidelity® Overseas Fund and Fidelity® Telecom and Utilities Fund, a shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity. To Vote All Funds For To Vote All Funds Against To Abstain Votes For All Funds , or vote separately by Funds below FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 Fund Name1 ☐ ☐ ☐ 02 Fund Name2 ☐ ☐ ☐ IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code

Your Vote is Important - Fidelity Funds Special Meeting of ShareholdersFIDELITY INSTITUTIONAL ASSET MANAGEMENT®
Fidelity Mutual Funds Special Shareholder Meeting: June 9, 2020
Important proxy voting material is ready for your review.
VOTE NOW! For shareholders as of April 13, 2020.
Ways to Vote Go to Proxy-direct.com Call 1-800-337-3503 Vote by June 8, 2020 11:59 PM ET
Control Number: 19799999001000 Security Code: 99999999
Important Materials
Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus

How to Vote
You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.
Contact Us—We’re Here to Help
Questions: If you have questions about viewing, saving, or printing your proxy materials, call 877-208-0098, Monday through Friday 8:30 a.m.–7:00 p.m. ET.
Acrobat Reader: To access the electronic proxy materials, you may need Adobe Acrobat Reader software. Visit adobe.com for a free download.
Paper Format: You have a right to receive these materials in paper format. For a free paper copy of proxy materials, contact Fidelity at the toll-free telephone number listed in the electronic proxy materials.
Proxy Materials by Mail: To revert back to receiving proxy materials by mail, update your preferences by logging into your account at i.fidelity.com.
View the Fidelity Investments and the Fidelity Funds privacy notice.
Fidelity Investments Institutional Operations Company, LLC, 100 Salem Street, Smithfield, RI 02917 913273.1.0 | FIAM-BD

Your Vote is Important - Fidelity Funds Special Meeting of Shareholders Fidelity Mutual Funds Special Shareholder Meeting: June 9, 2020 Important proxy voting material is ready for your review. Vote Now!
For shareholders as of April 13, 2020.
Ways to Vote
Go to Proxy-direct.com
Call 1-800-337-3503
Vote by June 8, 2020 11:59 PM ET
Control Number: 19799999001000 Security Code: 99999999
Important Materials
Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus
How to Vote
You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Contact Us—We’re Here to Help
800-544-6666
If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe© Acrobat© Reader is needed to view these documents.
If you decide you no longer want to receive shareholder reports and other documents electronically, you can change your preference to receive these documents in paper by updating your account options online.
Once you change your account preference, you will start receiving shareholder reports and other documents by U.S. mail. Please note that there may be a reasonable period of time before you begin receiving paper materials.
Fidelity Clearing & Custody Solutions© provides clearing, custody, or other brokerage services through National Financial Services LLC or Fidelity Brokerage Services LLC, Members NYSE, SIPC. 200 Seaport Boulevard, Boston, MA 02210 ©2019 FMR LLC. All rights reserved. 624840.7.1

Your Vote is Important - Fidelity Funds Special Meeting of Shareholders
Fidelity Mutual Funds
Special Shareholder Meeting: June 9, 2020
Important proxy voting material is ready for your review.
Vote Now!
For shareholders as of April 13, 2020.
Ways to Vote
Go to Proxy-direct.com
Call 800-337-3503
Vote by June 8, 2020 11:59 PM ET
Control Number: 19799999001000 Security Code: 99999999
Important Materials
Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus
How to Vote
You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Questions? Please contact your representative.
(Note: Do not reply to this email. Any email will not be reviewed or monitored.) If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe© Acrobat© Reader is needed to view these documents.
If you decide you no longer want to receive shareholder reports and other documents electronically, you can change your preference to receive these documents in paper by updating your account options online.
Once you change your account preference, you will start receiving shareholder reports and other documents by U.S. mail. Please note that there may be a reasonable period of time before you begin receiving paper materials.
This communication is a transactional/relationship message from National Financial Services LLC. Do not reply to this email message as it was automatically generated. Account(s) carried with National Financial Services LLC, Member NYSE, SIPC. 200 Seaport Boulevard, Boston, MA 02210 916449.1.0

Your Vote is Important—Fidelity Funds Special Meeting of Shareholders Fidelity Mutual Funds Special Shareholder Meeting: June 9, 2020 Important proxy voting material is ready for your review. For shareholders as of April 13, 2020. Ways to Vote Log on to your Fidelity Account Call 1-800-337-3503 Vote by June 8, 2020 11:59 PM ET Control Number: 19799999001000 Security Code: 99999999 Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Contact Us—We’re Here to Help 800-343-3548 | Send a secure email      Fidelity.com | Privacy Policy | Terms of Use To contact us about this message, please do not reply to this email. Please visit Fidelity.com/contactus to send a secure email. You are receiving this email because you have enrolled in eDelivery. If you wish to receive paper copies of these documents via U.S. mail, please log on to Fidelity.com and update your delivery preferences for Prospectuses, Financial Reports, and Other Documents. To access the document, you may need AdobeReader software. This software is available for download at no cost. Download time varies by internet connection. Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917 674322.9.0 ©2019 FMR LLC All rights reserved.

Your Vote is Important—Fidelity Funds Special Meeting of Shareholders Fidelity Mutual Funds Special Shareholder Meeting: June 9, 2020 Important proxy voting material is ready for your review. For shareholders as of April 13, 2020. Ways to Vote Go to Proxy-direct.com Call 800-337-3503 Vote by June 8, 2020 11:59 PM ET Control Number: 19799999001000Security Code: 99999999 Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Adode® Reader® is required to view these documents. To download a free copy, go to: http://get.adobe.com/reader/. If you would like to request a paper copy of your shareholder documents at no charge, or if you have questions about this e-mail, please call your plan’s toll free number. You can also visit Fidelity NetBenefits® for more information about your benefits plan. Privacy Policy | Terms of Use To stop receiving email notification of the online availability of your proxy materials and other shareholder documents (annual reports, semiannual reports, etc.) and begin receiving paper copies via U.S. mail, log in to NetBenefits and update your mail preferences. Please do not respond to this email. This mailbox is not monitored and you will not receive a response. Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, MA 02210 893445.3.0 ©2020 FMR LLC All rights reserved.

eFail Buckslip - to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Shareholder:

You consented to receiving your proxy materials over the internet by registering your e-mail address and other information with Fidelity Investments. Regrettably, the electronic notification that was sent to you for the upcoming Special Meeting of Shareholders was returned to us as undeliverable.

Enclosed please find proxy materials regarding the upcoming Special Meeting.

We appreciate your interest in this program and hope that you will visit Fidelity’s website to update your e-mail address.

Computershare Fund Services, Independent Tabulator of Fidelity Investments

FORM OF

COMPUTERSHARE INTERNET SCREEN SCRIPT FOR INTERNET VOTING
AND NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

SCREEN 1

[Prior to entering a control number at www.proxy-direct.com/Fidelity, shareholder sees Screen 1]

Computershare	proxydirect

Enter your 14 digit control number from the shaded box on your notice or card:

Enter your 8 digit security code from the unshaded box on your notice or card:

[“Login” button appears here]

To access materials without a control number: Click [“here” link appears here] to view Proxy Materials or Information Statements for the Fidelity funds.

[If shareholder clicks on “Login” before inputting a valid control number, the following error message appears:]

There is a length error with the Control Number and/or Security Code

[If shareholder clicks on “Submit” after inputting a valid control number, Screen 2 appears.]

Sample Proxy/Voting Instruction Card	Sample Notice

WARNING! This resource is provided for authorized users only. Any unauthorized access, use or publication of this content is strictly prohibited. Violators will be prosecuted.

Your browser must support JavaScript 1.1 or higher in order to continue. Click on the [“Help” link appears here] link at the bottom for more information and navigation tips. If you are unable to vote your proxy using this service because of technical difficulties, you should refer to your Proxy Package for other voting options.

Reproduction in whole or in part in any form or medium without express written permission of Computershare Limited is prohibited.

Links – (right justified) Home  Contact Us  Security  Privacy Policy  Help  View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

SCREEN 2 - Internet Voting Page

[Upon entering control number in Screen 1, shareholder sees Screen 2]

Computershare	proxydirect

Computershare

Text - (left justified)

Fund

[TRUST NAME] - [FUND NAME]

Text - (left justified)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE [FOR/AGAINST] THE PROPOSAL.

Text - (right justified)

Mark All> [For/Against/Withhold]

Proposals

01.01	[Title of proposal]. [Name of nominee for Trustee election]	[For][Withhold]
01.02	[Title of proposal]. [Name of nominee for Trustee election]	[For][Withhold]
01.03	[Title of proposal]. [Name of nominee for Trustee election]	[For][Withhold]

02.	[Title of proposal will be inserted].
Text - (right justified)
[For/Against/Abstain]
03.	[Title of proposal will be inserted].
Text - (right justified)
[For/Against/Abstain]
04.	[Title of proposal will be inserted].
Text - (right justified)
[For/Against/Abstain]

If you have questions regarding the voting process, please call 1-877-456-7881

Links – (left justified) “Cancel Vote & Exit” “Submit Vote”

[If shareholder clicks on “Cancel Vote & Exit” link, the following popup appears:]

Text - (left justified)

Are you sure you want to cancel your vote?

[If shareholder clicks on “Submit” link without making an election, the following popup appears:]

Text - (left justified)

You Must Vote On Each Proposal

Links – (right justified) Home  Contact Us  Security  Privacy Policy  Help  View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

SCREEN 3 - Vote Submission Page

[Upon casting a vote by clicking either the “SUBMIT” or the “UPDATE” links on Screen 2, shareholder sees Screen 3]

Computershare	proxydirect

Link – “Log Out”

Computershare

Thank you. Your voting instructions have been submitted for processing.

If necessary, you can revisit the Internet voting site at any time before the meeting on [MM/DD/YYYY 00:00 AM/PM] ET to submit new voting instructions.

This is a summary of your voting instructions for the [Trust] Special Meeting. You may print this page for your records.

Link – “Print Page”

Instructions Submitted on [MM/DD/YYY 00:00 AM/PM ET]

[Summary of elections will appear here]

Computershare

Link – “Vote Another Card or Exit”

[If shareholder clicks on “Vote Another Card or Exit” link, they will be redirected to Screen 1.]

Enter your e-mail address in the following textbox if you would like an e-mail confirmation of your vote.

E-mail:

Confirm E-mail:

Link – “Send E-mail”

[If shareholder clicks on “Send E-mail” link, without an email address entered the following appears.]

* Blank

Links – (right justified) Home  Contact Us  Security  Privacy Policy  Help  View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 1, 2 or 3, a new window will open that presents information in the following format.]

Form Of

 Proxy Materials Page

Computershare	proxydirect

VIEW MATERIALS ONLINE

To view proxy Materials please click the appropriate link below.

Proxy Dated	Trust Name: Fund Name(s)	Link(s)
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

Link – “Return to Previous Page”

[If shareholder clicks on “Return to Previous Page” link, they will be redirected to the previous screen.]

You may need Adobe Acrobat to view the documents listed above. To download Adobe Reader, click the address belowhttp://www.adobe.com/products/acrobat/readstep.html

Links – (right justified) Home  Contact Us  Security  Privacy Policy  Help  View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

[If shareholder requests an e-mail confirmation of his/her vote on Screen 3, a confirmation in the following format will be sent to the e-mail address provided by the shareholder]

Form of

E-mail Confirmation

From: voteconfirm@proxy-direct.com

To: [Shareholder Last, First Name]

Subject: Confirmation of Internet Proxy Vote

Your vote for Control Number [number appears here] has been submitted to Fidelity Investments as follows:

[Vote summary appears here]

TOUCH-TONE TELEPHONE VOTING SCRIPT
FIDELITY FUND PROXY WO# XXXXX
** PROXY CARD ** IVR Revision XX-XX-20XX
WHEN CONNECTED TO OUR PHONE VOTING SYSTEM USING A DEDICATED TOLL-FREE NUMBER 1-800-XXX-XXXX
THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:
“Thank you for calling the proxy voting line.”
“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”
AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”
THEN YOU HEAR:
“Thank you. Please hold while I validate those numbers.”
IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:
“Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” the/all proposal(s).”
IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING FUND SPECIFIC SPEECH:
“Okay, you’ll be voting your proxy for shares in the Fidelity Fund. The Board of Trustees recommends a vote “FOR” the/all proposal(s).”
IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
” I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...”
IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
“I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin…”

“PROPOSAL 1: [FOR ONE HOLDING THEY HEAR]: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
OR MULTIPLE HOLDINGS THEY HEAR]: “To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4.”
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
“FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
“FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
“FOR HOLDING 3: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
The prompting continues for each of the shareholder’s holdings to match their fund holdings listed on their proxy card…

“PROPOSAL 2: [FOR ONE HOLDING THEY HEAR]: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
OR MULTIPLE HOLDINGS THEY HEAR]: “To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4.”
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
“FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
“FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
“FOR HOLDING 3: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
The prompting continues for each of the shareholder’s holdings to match their fund holdings listed on their proxy card…

TOUCH-TONE TELEPHONE VOTING SCRIPT
FIDELITY FUND PROXY WO# XXXXX
“ELECTION OF BOARD MEMBER” PROPOSAL PROMPTS WHEN A SINGLE FUND IS HELD FOR THE PROPOSAL:
“PROPOSAL 3: To vote FOR the nominee, Press 1. To vote WITHHOLD , press 2.
IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR THE NOMINEE THEY WILL HEAR:
“Okay, voting for the nominee”
IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM THE NOMINEE THEY WILL HEAR:
“Okay, voting withhold on the nominee “

“ELECTION OF BOARD MEMBER” PROPOSAL PROMPTS WHEN MULTIPLE FUNDS ARE HELD FOR THE PROPOSAL:
“PROPOSAL 4 FOR HOLDING 1: To vote FOR the nominee, Press 1. To vote WITHHOLD, press 2.
IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR THE NOMINEE FOR THE FIRST HOLDING THEY WILL HEAR:
Okay, for the first holding listed on this proposal you just voted “For” the Nominee.
To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2.
IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD YOUR VOTE FROM THE NOMINEE FOR THE FIRST HOLDING THEY WILL HEAR:
Okay, for the first holding listed on this proposal you just voted to withhold your vote from the Nominee.
To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2.
IF THE SHAREHOLDER CHOOSES OPTION 1, TO VOTE THE SAME WAY FOR ALL OTHER HOLDINGS ON THE NOMINEE PROPOSAL:
Okay, I’ll apply the same vote to all other holdings listed.
IF THE SHAREHOLDER CHOOSES OPTION 2, TO VOTE FOR EACH HOLDING INDIVIDUALLY:
Okay, let’s continue then…
THEN THE SHAREHOLDER HEARS PROMPTS FOR THE NEXT HOLDING [This is repeated until all holdings are voted on]:
Example: “For Holding 2: To vote FOR the nominee, Press 1. To WITHHOLD your vote from the nominee, press 2.

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:
“Okay, you’ve finished voting but your vote has not yet been recorded.”
“To hear a summary of how you voted, press 1; To record your vote, Press 2.”
IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:
“Please note your vote will be cast automatically should you decide to hang up during the summary.”
“You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]
AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”
IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
“(Okay) Please hold while I record your vote.”
THEN THEY HEAR:
“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.
I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”
IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
“Okay, let’s change your vote.” [The system then prompts the voting options again.]
AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:
“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”
IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
“Thank you for voting, goodbye.”

Proxy Voting Q&A posted on fidelity.com

Frequently Asked Questions
S What is Proxy Voting?
S When will I receive the information I need to vote?
S How can I submit a proxy vote?
S I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?
S I used to enter a PIN when voting proxy, why is this now no longer required?
S I voted and I would like to change my vote, is this possible?

Q:	What is Proxy Voting?
A:	Companies regularly hold shareholder meetings to present and discuss important management decisions that may impact shareholders. Mutual funds may also hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your votes, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.
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Q:	When will I receive the information I need to vote?
A:	A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.
Top
Q:	How can I submit a proxy vote?
A:	You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.
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Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?
A:	By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 877-208-0098. On the voting screen, you may also chose to change your eDelivery preferences for future proxy campaigns.

Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink(registered mark) Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences.
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Q:	I used to enter a PIN when voting proxy, why is this now no longer required?
A:	By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.
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Q:	I voted and I would like to change my vote, is this possible?
A:	Yes, you can vote again using the Voted link in the Action column as long as voting is still open for that holding. The latest vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re-voting, the last vote cast remains on record.
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Return to Proxy Materials

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Proxy Voting Q&A posted on institutional.fidelity.com

Learn More
S What is Proxy Voting?
S When will I receive the information I need to vote?
S How can I submit a proxy vote?
S I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?
S I used to enter a control number when voting proxy, why is this now no longer required?
S I voted and I would like to change my vote, is this possible?
S When can I expect to receive proxy materials?

Q:	What is Proxy Voting?
A:	Mutual Funds may hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your vote, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Q:	When will I receive the information I need to vote?
A:	A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail, or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Q:	How can I submit a proxy vote?
A:	You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?
A:	By consenting to eDelivery, you have agreed to online receipt of important proxy materials. You can request a written copy of the proxy materials by clicking on “Request copy of shareholder materials,” on the same screen you are prompted to vote your shares. To request a written copy of any Fidelity Advisor Fund or Fidelity Fund proxy material via telephone, please call 877-208-0098.

If you would like to change your eDelivery preferences for future proxy materials, click here to update your information or change your delivery method. [if shareholder clicks on “click here” a window appears where they can change their edelivery preferences on institutional.fidelity.com.]

Q:	I used to enter a control number when voting proxy, why is this now no longer required?
A:	By using advisor.fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the control number is no longer required to securely complete this transaction.

Q:	I voted and I would like to change my vote, is this possible?
A:	Yes, you can vote again using the “Voted” link in the “Action” column as long as voting is still open for that holding. The latest vote cast will be recorded and the “Last Action Taken” date will update. If you do not complete the process of re-voting, the last vote cast remains on record.